EXHIBIT 10.26

EXECUTION VERSION

Published CUSIP Numbers:

Deal: 387329AE5
Revolver: 387329AF2
Term: 387329AG0

SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of October 28, 2015
among

GRANITE CONSTRUCTION INCORPORATED,
GRANITE CONSTRUCTION COMPANY and
GILC INCORPORATED,
as the Borrowers,
BANK OF AMERICA, N.A.,
as Administrative Agent, Collateral Agent,
Swing Line Lender and L/C Issuer,
BANK OF THE WEST,
BMO HARRIS BANK N.A.,
COMPASS BANK,
MUFG UNION BANK, N.A.
and
U.S. BANK NATIONAL ASSOCIATION,
as Co-Documentation Agents
and
The Other Lenders Party Hereto

BANK OF AMERICA MERRILL LYNCH,
as Sole Lead Arranger and Sole Bookrunner

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TABLE OF CONTENTS

Section Page

ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS.............................................	1

1.01 Defined Terms ......................................................................................................	1
1.02 Other Interpretive Provisions ...............................................................................	36
1.03 Accounting Terms ................................................................................................	36
1.04 Rounding ..............................................................................................................	37
1.05 Exchange Rates; Currency Equivalents................................................................	37
1.06 Additional Alternative Currencies........................................................................	38
1.07 Change of Currency..............................................................................................	38
1.08 Times of Day .......................................................................................................	39
1.09 Letter of Credit Amounts......................................................................................	39
1.10 Amendment and Restatement...............................................................................	39

ARTICLE II. THE COMMITMENTS AND CREDIT EXTENSIONS...............................	40

2.01 Loans ...................................................................................................................	40
2.02 Borrowings, Conversions and Continuations of Revolving Credit Loans ..........	41
2.03 Letters of Credit....................................................................................................	43
2.04 Swing Line Loans.................................................................................................	53
2.05 Prepayments ........................................................................................................	56
2.06 Termination or Reduction of Commitments.........................................................	57
2.07 Repayment of Loans.............................................................................................	58
2.08 Interest .................................................................................................................	59
2.09 Fees.......................................................................................................................	59
2.10 Computation of Interest and Fees; Retroactive Adjustments of Applicable
Rate.......................................................................................................................	60
2.11 Evidence of Debt .................................................................................................	61
2.12 Payments Generally; Administrative Agent’s Clawback .....................................	61
2.13 Sharing of Payments by Lenders .........................................................................	63
2.14 Increase in Commitments ....................................................................................	64
2.15 Cash Collateral ....................................................................................................	68
2.16 Defaulting Lenders ..............................................................................................	69

ARTICLE III. TAXES, YIELD PROTECTION AND ILLEGALITY .................................	72

3.01 Taxes.....................................................................................................................	72
3.02 Illegality................................................................................................................	77
3.03 Inability to Determine Rates.................................................................................	77
3.04 Increased Costs; Reserves on Eurodollar Rate Loans .........................................	78
3.05 Compensation for Losses ....................................................................................	80
3.06 Mitigation Obligations; Replacement of Lenders ...............................................	80
3.07 Survival................................................................................................................	81

ARTICLE IV. CONDITIONS PRECEDENT TO CREDIT EXTENSIONS ........................	81

4.01 Conditions to Effectiveness and Initial Credit Extension.....................................	81
4.02 Conditions to all Credit Extensions......................................................................	85

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ARTICLE V. REPRESENTATIONS AND WARRANTIES ..............................................	86

5.01 Existence, Qualification and Power......................................................................	86
5.02 Authorization; No Contravention ........................................................................	86
5.03 Governmental Authorization; Other Consents ....................................................	86
5.04 Binding Effect .....................................................................................................	86
5.05 Financial Statements; No Material Adverse Effect .............................................	87
5.06 Litigation .............................................................................................................	87
5.07 No Default ...........................................................................................................	87
5.08 Ownership of Property; Liens..............................................................................	88
5.09 Environmental Compliance .................................................................................	88
5.10 Insurance..............................................................................................................	89
5.11 Taxes.....................................................................................................................	89
5.12 ERISA Compliance .............................................................................................	89
5.13 Subsidiaries; Equity Interests ..............................................................................	90
5.14 Margin Regulations; Investment Company Act ..................................................	90
5.15 Disclosure ............................................................................................................	90
5.16 Intellectual Property; Licenses, Etc .....................................................................	90
5.17 Swap Contracts ....................................................................................................	91
5.18 Labor Relations ...................................................................................................	91
5.19 Solvency ..............................................................................................................	91
5.20 Taxpayer Identification Number ..........................................................................	91
5.21 Representations as to Foreign Obligors................................................................	91
5.22 OFAC ...................................................................................................................	92
5.23 Security Instruments ............................................................................................	92
5.24 Anti-Corruption Laws ..........................................................................................	92

ARTICLE VI. AFFIRMATIVE COVENANTS ....................................................................	93

6.01 Financial Statements.............................................................................................	93
6.02 Certificates; Other Information ...........................................................................	94
6.03 Notices .................................................................................................................	95
6.04 Payment of Obligations .......................................................................................	96
6.05 Preservation of Existence, Etc..............................................................................	96
6.06 Maintenance of Properties....................................................................................	97
6.07 Maintenance of Insurance.....................................................................................	97
6.08 Compliance with Laws ........................................................................................	97
6.09 Books and Records ..............................................................................................	97
6.10 Inspection Rights .................................................................................................	97
6.11 Environmental Laws.............................................................................................	98
6.12 Use of Proceeds ...................................................................................................	98
6.13 Anti-Corruption Laws ..........................................................................................	98
6.14 New Material Subsidiaries; Additional Guarantors; After-Acquired Real
Property; Release of Collateral............................................................................	98
6.15 Appraisals ............................................................................................................	101

ARTICLE VII. NEGATIVE COVENANTS...........................................................................	101

7.01 Liens ...................................................................................................................	102

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7.02 Investments..........................................................................................................	104
7.03 Indebtedness .......................................................................................................	106
7.04 Fundamental Changes ........................................................................................	108
7.05 Dispositions ........................................................................................................	109
7.06 Sanctions.............................................................................................................	110
7.07 Restricted Payments ...........................................................................................	110
7.08 Change in Nature of Business ............................................................................	111
7.09 Transactions with Affiliates................................................................................	112
7.10 Burdensome Agreements....................................................................................	112
7.11 Use of Proceeds ..................................................................................................	112
7.12 Financial Covenants ...........................................................................................	113
7.13 Anti-Corruption Laws ........................................................................................	113

ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES................................................	113

8.01 Events of Default ................................................................................................	113
8.02 Remedies Upon Event of Default........................................................................	116
8.03 Application of Funds ..........................................................................................	116

ARTICLE IX. ADMINISTRATIVE AGENT ......................................................................	118

9.01 Appointment and Authority.................................................................................	118
9.02 Rights as a Lender ..............................................................................................	118
9.03 Exculpatory Provisions.......................................................................................	118
9.04 Reliance by Administrative Agent .....................................................................	119
9.05 Delegation of Duties...........................................................................................	120
9.06 Resignation of Administrative Agent .................................................................	120
9.07 Non-Reliance on Administrative Agent and Other Lenders ..............................	122
9.08 No Other Duties, Etc ..........................................................................................	122
9.09 Administrative Agent May File Proofs of Claim ...............................................	122
9.10 Collateral and Guaranty Matters.........................................................................	123
9.11 Secured Cash Management Agreements, Secured Hedge Agreements and
Secured Card Related Products Agreements......................................................	124

ARTICLE X. MISCELLANEOUS......................................................................................	125

10.01 Amendments, Etc ...............................................................................................	125
10.02 Notices; Effectiveness; Electronic Communication...........................................	127
10.03 No Waiver; Cumulative Remedies; Enforcement .............................................	129
10.04 Expenses; Indemnity; Damage Waiver ..............................................................	130
10.05 Payments Set Aside ...........................................................................................	132
10.06 Successors and Assigns .....................................................................................	132
10.07 Treatment of Certain Information; Confidentiality ...........................................	137
10.08 Right of Setoff ...................................................................................................	138
10.09 Interest Rate Limitation......................................................................................	139
10.10 Counterparts; Integration; Effectiveness............................................................	139
10.11 Survival of Representations and Warranties ......................................................	139
10.12 Severability.........................................................................................................	140
10.13 Replacement of Lenders ....................................................................................	140
10.14 Governing Law; Jurisdiction; Etc.......................................................................	141

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10.15 Arbitration and Waiver of Jury Trial...................................................................	142
10.16 California Judicial Reference ............................................................................	143
10.17 No Advisory or Fiduciary Responsibility...........................................................	143
10.18 Electronic Execution of Assignments and Certain Other Documents................	144
10.19 USA PATRIOT Act ............................................................................................	144
10.20 Judgment Currency.............................................................................................	144
10.21 Keepwell.............................................................................................................	145

SIGNATURES………………………………………………………………………….	S-1

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SCHEDULES

1.01(e)	Existing Letters of Credit
1.01(g)	Guarantors
2.01	Commitments and Applicable Percentages
5.05(d)	Project Debt
5.06	Litigation
5.09	Environmental Matters
5.13(a)	Subsidiaries and Other Equity Investments
5.13(b)	Permitted Notes Guarantors
5.16	Intellectual Property Matters
7.01	Existing Liens
7.02(a)	Existing Investments
7.02(b)	Investment Policy
7.02(g)	Investments by any GLC Venture
7.03	Existing Indebtedness
7.03(m)(i)	Project Debt Outstanding
7.09	Transactions with Affiliates
10.02	Administrative Agent’s Office; Certain Addresses for Notices

EXHIBITS
Form of

A	Loan Notice
B	Swing Line Loan Notice
C-1	Revolving Credit Note
C-2	Term Note
D	Compliance Certificate
E	Assignment and Assumption
F	Guaranty
G	Pledge Agreement
H	Security Agreement
I	Permitted Notes Intercreditor Agreement
K	U.S. Tax Compliance Certificates

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SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDED AND RESTATED CREDIT AGREEMENT (“Agreement”) is entered into as of October 28, 2015, among GRANITE CONSTRUCTION INCORPORATED, a Delaware corporation (the “Company” and a “Borrower”), GRANITE CONSTRUCTION COMPANY, a California corporation (“GCC” and a “Borrower”), GILC INCORPORATED, a California corporation (“GILC” and a “Borrower”, and together with Company and GCC, collectively, the “Borrowers”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer.
The Borrowers, the lenders party thereto (the “Existing Lenders”) and Bank of America, N.A., as administrative agent, are parties to that certain Amended and Restated Credit Agreement dated as of October 11, 2012 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), pursuant to which such Existing Lenders originally agreed to provide the Borrowers with a revolving credit facility, including a swing line subfacility and multicurrency letter of credit subfacility.
The Borrowers have requested that the Existing Credit Agreement be amended and restated in order to, among other things, extend the maturity date, provide for a revolving credit facility and a term loan facility and make certain other amendments to the Existing Credit Agreement (the “Restatement”), and the Lenders and the Administrative Agent are willing to do so on the terms and conditions set forth herein.
In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:
ARTICLE I.DEFINITIONS AND ACCOUNTING TERMS
1.01    Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:
“80% Threshold” has the meaning set forth in the definition of “Material Subsidiary”.
“2019 Notes” means the Company’s 6.11% Series 2007-A Senior Notes due December 11, 2019 and any additional notes issued pursuant to the 2019 Notes Agreement.
“2019 Notes Agreement” means that certain Note Purchase Agreement dated as of December 12, 2007, among the Company, the purchasers of the Company’s Series 2007-A Senior Notes due December 11, 2019 party thereto, and the purchasers of additional notes from time to time party thereto.
“Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of the assets of a Person, or of any business or division of a Person (other than a Person that is a Subsidiary), (b) the acquisition of the capital stock, partnership interests, membership interests or equity of any Person (other than a Person that is a Subsidiary), whether or not causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person.

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“Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.
“Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify to the Company and the Lenders.
“Administrative Questionnaire” means an Administrative Questionnaire in a form approved by the Administrative Agent.
“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“Aggregate Commitments” means the Commitments of all the Lenders.
“Agreement” means this Second Amended and Restated Credit Agreement.
“Alternative Currency” means each of Canadian Dollars, Euro, Sterling, Yen and each other currency (other than Dollars) that is approved in accordance with Section 1.06.
“Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars.
“Applicable Percentage” means (a) in respect of the Term Facility, with respect to any Term Lender at any time, the percentage (carried out to the ninth decimal place) of the Term Facility represented by (i) on or prior to the Closing Date, such Term Lender’s Term Commitment at such time, and (ii) thereafter, the principal amount of such Term Lender’s Term Loans at such time plus such Term Lender’s undrawn Term Commitment (if any) at such time, and (b) in respect of the Revolving Credit Facility, with respect to any Revolving Credit Lender at any time, the percentage (carried out to the ninth decimal place) of the Revolving Credit Facility represented by such Revolving Credit Lender’s Revolving Credit Commitment at such time, subject to adjustment as provided in Section 2.16. If the commitment of each Revolving Credit Lender to make Revolving Credit Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Revolving Credit Commitments have expired, then the Applicable Percentage of each Revolving Credit Lender in respect of the Revolving Credit Facility shall be determined based on the Applicable Percentage of such Revolving Credit Lender in respect of the Revolving Credit Facility most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

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“Applicable Rate” means, from time to time, the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Applicable Rate for Term Facility and Revolving Credit Facility
Pricing Level	Consolidated Leverage Ratio	Commitment Fee/ Ticking Fee	Applicable Rate for LIBOR Loans and Financial Letter of Credit Fee	Applicable Rate for Performance Letter of Credit Fee	Applicable Rate for Base Rate Loans
1	Less than 0.50 to 1.00	0.250%	1.250%	0.833%	0.250%
2	Greater than or equal to 0.50 to 1.00 but less than 1.00 to 1.00	0.300%	1.500%	1.000%	0.500%
3	Greater than or equal to 1.00 to 1.00 but less than 2.00 to 1.00	0.350%	1.750%	1.167%	0.750%
4	Greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00	0.400%	2.000%	1.333%	1.000%
5	Greater than or equal to 2.50 to 1.00	0.450%	2.250%	1.500%	1.250%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that (a) if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Pricing Level 5 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered, and (b) subject to the preceding proviso, from the Closing Date to the first Business Day immediately following the date of delivery of the Compliance Certificate for the first fiscal quarter ending after the Closing Date, Pricing Level 5 shall apply.
Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).

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“Applicable Revolving Credit Percentage” means with respect to any Revolving Credit Lender at any time, such Revolving Credit Lender’s Applicable Percentage in respect of the Revolving Credit Facility at such time.
“Appropriate Lender” means, at any time, (a) with respect to any of the Term Facility or the Revolving Credit Facility, a Lender that has a Commitment with respect to such Facility or holds a Term Loan or a Revolving Credit Loan, respectively, at such time, (b) with respect to the Letter of Credit Sublimit, (i) the L/C Issuer and (ii) if any Letters of Credit have been issued pursuant to Section 2.03(a), the Revolving Credit Lenders and (c) with respect to the Swing Line Sublimit, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Revolving Credit Lenders.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Arranger” means Merrill Lynch, Pierce, Fenner & Smith Incorporated, in its capacity as sole lead arranger and sole bookrunner.
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E or any other form (including electronic documentation generated by MarkitClear or other electronic platform) approved by the Administrative Agent.
“Attributable Indebtedness” means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear as a liability on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear as a liability on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.
“Audited Financial Statements” means the audited consolidated balance sheet of the Company and its Subsidiaries for the fiscal year ended December 31, 2014, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Company and its Subsidiaries, including the notes thereto.
“Availability Period” means (a) in respect of the Revolving Credit Facility, the period from and including the Closing Date to the earliest of (i) the Maturity Date, (i) the date of termination of the Revolving Credit Commitments pursuant to Section 2.06, and (iii) the date of termination of the commitment of each Revolving Credit Lender to make Revolving Credit Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02; and (b) in respect of the Term Facility, the period from and including the Closing Date to the earlier of (i) December 15, 2015 and (ii) the date of termination of the commitments of the respective Term Lenders to make Term Loans pursuant to Section 8.02.
“Bank of America” means Bank of America, N.A. and its successors.

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“Bankruptcy Code” means the federal Bankruptcy Reform Act of 1978 (11 U.S.C. §101 et seq.).
“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) the Eurodollar Rate plus 1.00%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.
“Base Rate Loan” means a Loan that bears interest based on the Base Rate.
“Base Rate Revolving Loan” means a Revolving Credit Loan that is a Base Rate Loan.
“Borrowers” has the meaning specified in the introductory paragraph hereto. All singular references to the Borrower shall mean any Borrower, each Borrower, the Borrower that has received a Credit Extension hereunder or all of the Borrowers, as the context may require.
“Borrower Materials” has the meaning specified in Section 6.02.
“Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing or a Term Borrowing, as the context may require.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located and, if such day relates to any Eurodollar Rate Loan, means any such day that is also a London Banking Day.
“Canadian Dollar” means the lawful currency of Canada.
“Card Related Products Agreement” means any agreement to provide credit, purchasing, debit and other credit related card arrangements.
“Card Related Products Bank” means any Person that, (a) at the time it enters into a Card Related Products Agreement, is a Lender or an Affiliate of a Lender that has executed and delivered to the Administrative Agent a letter of undertaking in the form approved by the Administrative Agent, or (b) is party to a Card Related Products Agreement on the date that such Person or its Affiliate becomes a Lender, in each case in its capacity as a party to such Card Related Products Agreement.
“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the L/C Issuer or the Lenders, as collateral for L/C Obligations or obligations of the Lenders to fund participations in respect of L/C Obligations, cash or deposit account balances or, if the Administrative Agent and the L/C Issuer shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent

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and the L/C Issuer. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.
“Cash Management Agreement” means any agreement that is not prohibited by the terms hereof to provide cash management services, including treasury, depository, overdraft, electronic funds transfer and other cash management arrangements.
“Cash Management Bank” means any Person in its capacity as a party to a Cash Management Agreement that, (a) at the time it enters into a Cash Management Agreement with a Loan Party, is a Lender or an Affiliate of a Lender that has executed and delivered to the Administrative Agent a letter of undertaking in the form approved by the Administrative Agent, or (b) at the time it (or its Affiliate) becomes a Lender, is a party to a Cash Management Agreement with a Loan Party, in each case in its capacity as a party to such Cash Management Agreement (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender); provided, however, that for any of the foregoing to be included as a “Secured Cash Management Agreement” on any date of determination by the Administrative Agent, the applicable Cash Management Bank (other than the Administrative Agent or an Affiliate of the Administrative Agent) must have delivered a written notice to the Administrative Agent prior to such date of determination.
“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means an event or series of events by which:
(a)    any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 35% or more of the equity securities of the Company entitled to vote for members of the board of directors or equivalent governing body of the Company

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on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or
(b)    during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.
“Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 10.01, which date is October 30, 2015.
“Code” means the Internal Revenue Code of 1986, as amended.
“Collateral” means, collectively, all property of each Borrower, each Guarantor or any other Person in which the Collateral Agent or any Lender is granted a Lien under any Security Instrument as security for all or any portion of the Obligations. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Collateral shall not include any property that would otherwise constitute a general intangible to the extent that the grant of a security interest in such property is prohibited by any requirement of Law of a Governmental Authority, requires a consent not obtained from any Governmental Authority pursuant to such requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, permit, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any investment property, any applicable shareholder, joint venture or similar agreement, except in each case to the extent that such requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder, joint venture or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable Law; provided that this exclusion shall not apply to capital stock in Joint Ventures or Subsidiaries acquired or created after the Closing Date unless after reasonable best efforts the relevant Borrower or Guarantor is unable either to avoid the conditions set forth in this exclusion or to obtain consents, waivers or approvals thereof.
“Collateral Agent” means Bank of America in its capacity as Collateral Agent under the Loan Documents pursuant to Section 9.10, or any successor collateral agent.
“Collateral Release Date” means the date on which Collateral has been released pursuant to Section 6.14(d).
“Collateral Release Period” means any period of time during which the Collateral Agent does not have a Lien (other than set off rights) on any Collateral pursuant to the Security Instruments.

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“Collateral Re-Pledge Date” means the date on which the Loan Parties are required to pledge and grant Liens on Collateral pursuant to Section 6.14(d).
“Commitment” means a Term Commitment or a Revolving Credit Commitment, as the context may require.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Company” has the meaning specified in the introductory paragraph hereto.
“Compliance Certificate” means a certificate substantially in the form of Exhibit D.
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Consolidated Cash Taxes” means, for any Subject Period, for the Company and its Subsidiaries on a consolidated basis (excluding, however, any Project Debt Entity), the aggregate of all taxes actually paid by such Persons in cash during such period.
“Consolidated EBITDA” means, for any Subject Period, for the Company and its Subsidiaries on a consolidated basis (excluding, however, any Project Debt Entity), an amount equal to Consolidated Net Income for such period plus Consolidated Cash Taxes for such period and the following to the extent deducted in calculating such Consolidated Net Income: (a) Consolidated Interest Expense for such period, (b) depreciation and amortization expense for such period, and (c) any non-cash charges for such period (excluding any such non-cash charges that represent the accrual of, or reserve for, anticipated cash charges in any future period); provided that all components of Consolidated EBITDA for such period shall include or exclude, as the case may be, without duplication, such components of Consolidated EBITDA attributable to any Investment permitted pursuant to Section 7.02(n) other than Construction JV Investments arising in the Ordinary Course of Business consummated during such period or any business or assets that have been Disposed of after the first day of such period and prior to the end of such period, in each case as determined on a pro forma basis, in accordance with Regulation S-X promulgated by the SEC.
“Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA, measured for the Subject Period ending on such date, to (b) Consolidated Fixed Charges, measured for the Subject Period ending on such date.
“Consolidated Fixed Charges” means, for any Subject Period, for the Company and its Subsidiaries on a consolidated basis, the sum of (a) Consolidated Interest Expenses paid in cash, plus (b) the aggregate amount of Federal, state, local and foreign taxes paid in cash, plus (c) the aggregate principal amount of all regularly scheduled principal payments of Consolidated Funded Indebtedness (for the avoidance of doubt, excluding all payments in respect of revolving Indebtedness and prepayments in respect of all Indebtedness), plus (d) the lesser amount of (i) the aggregate amount of all capital expenditures and (ii) $37,500,000, plus (e) the aggregate amount of all Restricted Payments made in cash.

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“Consolidated Funded Indebtedness” means, as of any date of determination, for the Company and its Subsidiaries on a consolidated basis, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, with or without recourse, but not including Project Debt, plus (b) Attributable Indebtedness in respect of capital leases, Synthetic Lease Obligations and sale-leaseback transactions, but not including Project Debt, plus (c) without duplication, all Guarantee Obligations with respect to Indebtedness of the types specified in subsections (a) and (b) above of Persons other than any Borrower or any Subsidiary.
“Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA, measured for the Subject Period ending on such date, to (b) Consolidated Interest Expense, measured for the Subject Period ending on such date.
“Consolidated Interest Expense” means, for any Subject Period, for the Company and its Subsidiaries on a consolidated basis, the sum of (a) all interest, premium payments, fees, charges and related expenses of the Company and its Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, plus (b) the portion of rent expense of the Company and its Subsidiaries with respect to such period under capital leases that is treated as interest in accordance with GAAP and the portion of Synthetic Lease Obligations payable by the Company and its Subsidiaries with respect to such period that would be treated as interest in accordance with GAAP if such lease were treated as a capital lease under GAAP; excluding for purposes of clause (a) and (b) hereof, such amounts in respect of Project Debt.
“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA, measured for the Subject Period ending on or most recently ended prior to such date.
“Consolidated Net Income” means, for any Subject Period, for the Company and its Subsidiaries on a consolidated basis, the net income of the Company and its Subsidiaries from continuing operations, excluding extraordinary items and excluding gains and losses from Dispositions for that period; not including, however, net income in respect of or attributable to any Project Debt Entity unless and until such net income has been received by a Borrower or Subsidiary (other than a Project Debt Entity) in the form of dividends or similar distributions.
“Consolidated Stockholders’ Equity” means, as of any date of determination for the Company and its Subsidiaries (excluding Project Debt Entities) on a consolidated basis, stockholders’ equity as of that date, determined in accordance with GAAP.
“Consolidated Tangible Net Worth” means, as of any date of determination, the amount equal to Consolidated Stockholders’ Equity on that date minus the Intangible Assets of the Company and its Subsidiaries (excluding Project Debt Entities) (determined on a consolidated basis in accordance with GAAP) on that date.
“Construction JV” means any Joint Venture entered into by the Company or any of its Subsidiaries, initially, with any one or more other Persons in the Ordinary Course of Business solely for purposes of

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undertaking or completing a construction project; provided that a Construction JV shall not be deemed to cease being a Construction JV after the withdrawal or buy-out of such other Person(s) from the Joint Venture or the purchase, acquisition or redemption of such other Person’s interest in such Joint Venture.
“Construction JV Investments” means Investments in any Construction JV arising upon any initial capital contribution to or subsequent capital contribution in such Construction JV, and participated in ratably by all then existing co-joint venturers having an interest in such Construction JV, solely for purposes of undertaking or completing a construction project and Investments arising in connection with the purchase, acquisition, redemption or buy-out of another co-joint venturer’s interest in such Construction JV; provided Construction JV Investments shall not include the incurrence, directly or indirectly, of any Guarantee Obligation by the Company or any of its Subsidiaries.
“Contingent Acquisition Obligation” means those contingent obligations (including, without limitation, purchase price adjustments, indemnification obligations and “earnouts”) of a Borrower or Subsidiary incurred in favor of a seller (or other third party entitled thereto) under or with respect to any Acquisition or Investment permitted hereunder.
“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.
“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.
“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.
“Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans plus (iii) 2% per annum; provided, however, that with respect to a Eurodollar Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum, and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2% per annum.

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“Defaulting Lender” means, subject to Section 2.16(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Company in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two Business Days of the date when due, (b) has notified the Company, the Administrative Agent, the L/C Issuer or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Company, to confirm in writing to the Administrative Agent and the Company that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Company), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.16(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Company, the L/C Issuer, the Swing Line Lender and each other Lender promptly following such determination.
“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.
“Direct Foreign Subsidiary” means a Foreign Subsidiary a majority of whose Voting Securities, or a majority of whose Subsidiary Securities, are owned by any Borrower or a Domestic Subsidiary.

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“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith; provided that the term “Disposition” shall not apply to or include any lease of real property.
“Dollar” and “$” mean lawful money of the United States.
“Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency.
“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States, other than any such Subsidiary that is treated as a disregarded entity for U.S. federal income tax purposes if substantially all of the assets of such Subsidiary consist of capital stock of one or more direct or indirect Subsidiaries organized under the laws of any jurisdiction other than the United States or any political subdivision thereof.
“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.06(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)).
“Environmental Claims” means all claims, however asserted, by any Governmental Authority or any other Person alleging potential liability or responsibility for violation of any Environmental Law or for release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon (a) the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental placement, spills, leaks, discharges, emissions or releases) of any Hazardous Material at, in or from property, whether or not owned by the Company or any of its Subsidiaries, or (b) any other circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.
“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.
“Environmental Permits” has the meaning set forth in Section 5.09(b).
“ERISA” means the Employee Retirement Income Security Act of 1974.

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“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).
“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan that requires the Company or an ERISA Affiliate to provide notice to the PBGC; (b) the withdrawal of the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization, in either case, within the meaning of Title IV of ERISA; (d) the filing of a notice of intent to terminate, or the treatment of a Pension Plan amendment as a termination, under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.
“Euro” and “€” mean the single currency of the Participating Member States.
“Eurodollar Rate” means:
(a)    for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”), as published on the applicable Bloomberg screen page (or if Bloomberg no longer publishes such rate, such other commercially available source, which rate is approved by Administrative Agent, providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and if the Eurodollar Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement; and
(b)    for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time, determined two Business Days prior to such date for Dollar deposits with a term of one month commencing that day;
provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

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“Eurodollar Rate Loan” means a Revolving Credit Loan or a Term Loan that bears interest at a rate based on clause (a) of the definition of “Eurodollar Rate.”
“Event of Default” has the meaning specified in Section 8.01.
“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to any “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Company under Section 10.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(a)(ii) or (c), amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA.
“Existing Credit Agreement” has the meaning specified in the recitals hereto.
“Existing Lenders” has the meaning specified in the recitals hereto.
“Existing Letters of Credit” means those letters of credit outstanding immediately prior to the effectiveness of this Agreement, as more particularly described on Schedule 1.01(e).
“Facility” means the Term Facility or the Revolving Credit Facility, as the context may require.

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“Facility Termination Date” means the date as of which all of the following shall have occurred: (a) the Aggregate Commitments have been terminated in full, (b) all Obligations have been paid in full, other than (i) contingent indemnification obligations, (ii) the undrawn portion of Letters of Credit and (iii) all fees relating to any Letters of Credit accruing after such date (which fees shall be payable solely for the account of the L/C Issuer and shall be computed (based on interest rates and the Applicable Rate then in effect) on such undrawn amounts to the respective expiry dates of the Letters of Credit), in each case as have been fully Cash Collateralized or as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuer shall have been made, (c) the Commitments of all Lenders, if any, shall have terminated or expired, (d) the obligations and liabilities of the Borrowers and each other Loan Party under all Secured Hedge Agreements and Secured Cash Management Agreements shall have been fully, finally and irrevocably paid and satisfied in full and the Secured Hedge Agreements and Secured Cash Management Agreements shall have expired or been terminated, or other arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank shall have been made with respect thereto, (e) the obligations and liabilities of the Borrowers and each other Loan Party under all Secured Card Related Products Agreements shall have been fully, finally and irrevocably paid and satisfied in full and the Secured Card Related Products Agreements shall have expired or been terminated, or other arrangements satisfactory to the applicable Card Related Products Bank shall have been made with respect thereto, and (f) each Guarantor shall have fully, finally and irrevocably paid and satisfied in full its respective obligations and liabilities arising under the Loan Documents (except for future obligations consisting of, or arising out of, continuing indemnities and other contingent Obligations of the Borrowers or any Loan Party that may be owing to any Related Party of the Administrative Agent or any Lender pursuant to the Loan Documents and expressly survive termination of this Agreement).
“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471 (b) (1) of the Code.
“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.
“Fee Letter” means the letter agreement, dated September 8, 2015, among the Company, the Administrative Agent and the Arranger.

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“Financial Letter of Credit” means any Letter of Credit that is a “financial standby letter of credit” as set forth in applicable Laws promulgated from time to time by the FRB.
“Financial Letter of Credit Sublimit” means an amount equal to $30,000,000. The Financial Letter of Credit Sublimit is part of, and not in addition to, the Letter of Credit Sublimit.
“Foreign Lender” means (a) if any Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if any Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.
“Foreign Obligor” means a Loan Party that is a Foreign Subsidiary.
“Foreign Subsidiary” means any Subsidiary other than a Domestic Subsidiary.
“FRB” means the Board of Governors of the Federal Reserve System of the United States.
“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the L/C Issuer, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Applicable Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders in accordance with the terms hereof.
“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.
“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.
“GLC Venture” means any Joint Venture, now or hereafter formed by the Company or any of its Subsidiaries with any other Person in the Ordinary Course of Business of the Company or such Subsidiary for the purpose of engaging in the business of real estate development and/or Disposition of real estate or interests in real estate or entities owning real estate; provided that a GLC Venture shall not be deemed to cease being a GLC Venture after the withdrawal or buy-out of such other Person(s) from the Joint Venture or the purchase, acquisition or redemption of such other Person’s interest in such Joint Venture.

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“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Guarantee Obligation” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee Obligation of any guaranteeing Person shall be deemed to be the lower of (x) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (y) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing Person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing Person’s maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.
“Guarantor Assessment Date” means each of (a) the date on which the Company delivers or is obligated to deliver to the Administrative Agent financial statements pursuant to Section 6.01(a) or (b), (b) the date on which a Borrower consummates any Acquisition of all or substantially all of the assets or capital stock of another Person, or acquires or creates any new or additional Subsidiary, (c) the date on which any Subsidiary becomes a Permitted Notes Guarantor, and (d) the date on which a Borrower sells, transfers, divests or otherwise Disposes of any Subsidiary or all or substantially of the assets of any Subsidiary.
“Guarantors” means the Company and all of the Subsidiaries listed on Schedule 1.01(g), together with all other Persons who, following the Closing Date, execute and deliver a guaranty or guaranty joinder or supplement pursuant to Section 6.14.
“Guaranty” means that certain Second Amended and Restated Guaranty Agreement dated as of the Closing Date executed by the Guarantors in favor of the Administrative Agent and for the benefit of the Secured Bank Creditors, substantially in the form attached as Exhibit F hereto and reasonably

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satisfactory to Administrative Agent, as supplemented from time to time by the execution and delivery of any Guaranty Joinder Agreements executed and delivered pursuant to Section 6.14.
“Guaranty Joinder Agreement” means each Guaranty Joinder Agreement, substantially in the form thereof attached to the Guaranty, executed and delivered by a Subsidiary to Administrative Agent pursuant to Section 6.14.
“Hazardous Materials” means, collectively, as of any date: (a) any petroleum or petroleum products, flammable explosives, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls (PCB’s); (b) any chemicals or other materials or substances which as of such date are defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “extremely hazardous wastes,” “restricted hazardous wastes,” “toxic substances,” “toxic pollutants,” “contaminants,” “infectious wastes,” “pollutants” or words of similar import under any Environmental Law; and (c) any other chemical or other material or substance, exposure to which or use of which as of such date is prohibited, limited or regulated under any Environmental Law.
“Hedge Bank” means any Person that (a) at the time that it enters into any Swap Contract not prohibited by the terms of this Agreement, is a Lender or an Affiliate of a Lender that has executed and delivered to the Administrative Agent a letter of undertaking in the form approved by the Administrative Agent, or (b) is party to an interest rate Swap Contract on the date that such Person or its Affiliate becomes a Lender, in each case in such Person’s capacity as a party to such Swap Contract.
“Honor Date” has the meaning specified in Section 2.03(c)(i).
“Incorporated Covenants” has the meaning specified in Section 2.14(i).
“Increase Effective Date” has the meaning specified in Section 2.14(a).
“Increase Joinder” has the meaning specified in Section 2.14(e).
“Incremental Commitments” means Incremental Revolving Commitments and/or the Incremental Term Commitments.
“Incremental Revolving Commitment” has the meaning specified in Section 2.14(a).
“Incremental Term Commitments” has the meaning specified in Section 2.14(a).
“Incremental Term Loan Maturity Date” has the meaning specified in Section 2.14(e).
“Incremental Term Loans” means any loans made pursuant to any Incremental Term Commitments.
“Indebtedness” means, as to any Person at a particular time, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

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(a)    all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;
(b)    all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), reimbursement agreements, bankers’ acceptances, bank guaranties, surety bonds and similar instruments (in each case, whether or not such obligations are contingent or absolute); provided that the amount of any such contingent obligation permitted under this clause (b) shall be deemed to be equal to the maximum reasonably anticipated liability in respect thereof;
(c)    net obligations under any Swap Contract in an amount equal to the Swap Termination Value thereof;
(d)    all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the Ordinary Course of Business);
(e)    indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;
(f)    capital leases and Synthetic Lease Obligations; and
(g)    all Guarantee Obligations of such Person in respect of any of the foregoing.
For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any Joint Venture (other than a Joint Venture that is itself a corporation or limited liability company) in which such Person is a general partner or joint venturer, unless such Indebtedness is (i) expressly made non-recourse to such Person and to such Person’s assets (subject only to customary exceptions acceptable to the Required Lenders) or (ii) Project Debt. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.
“Indemnitees” has the meaning specified in Section 10.04(b).
“Information” has the meaning specified in Section 10.07.
“Initial Closing Date” means October 11, 2012, the date of the Existing Credit Agreement.

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“Initial Term Borrowing” has the meaning specified in Section 2.01(a).
“Intangible Assets” means assets that are considered to be intangible assets under GAAP, including customer lists, goodwill, computer software, copyrights, trade names, trademarks, patents, franchises, licenses, unamortized deferred charges, unamortized debt discount and capitalized research and development costs.
“Interest Payment Date” means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a Eurodollar Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the Maturity Date.
“Interest Period” means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, two, three or six months (or such other period that is twelve months or less requested by Company and consented to by all of the Lenders) thereafter, as selected by the Company in its Loan Notice; provided that:
(a)    any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
(b)    any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(c)    no Interest Period shall extend beyond the Maturity Date.
“Investment” means, as to any Person, any acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, guaranty of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in or with such other Person, (c) the provision of goods or services to another Person for consideration other than cash payable in full upon the delivery or provision of such goods or services (other than trade accounts payable in the Ordinary Course of Business), or (d) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit of that Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, minus any dividends, distributions or other amounts returned or repaid in respect of such Investment.
“IP Rights” has the meaning specified in Section 5.16.

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“IRS” means the United States Internal Revenue Service.
“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).
“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and any Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to such Letter of Credit.
“Joint Venture” means a single-purpose corporation, partnership, limited liability company, joint venture or other similar legal arrangement (whether created by contract or conducted through a separate legal entity) now or hereafter formed by one Person with another Person in order to conduct a common venture or enterprise with such Person.
“Latest Maturity Date” means the latest of the Maturity Date for the Revolving Credit Facility, the Maturity Date for the Term Facility, and any Incremental Term Loan Maturity Date applicable to existing Incremental Term Loans, as of any date of determination.
“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.
“L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage. All L/C Advances shall be denominated in Dollars.
“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Credit Borrowing. All L/C Borrowings shall be denominated in Dollars.
“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.
“L/C Issuer” means Bank of America in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.
“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such

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Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.
“Lender” means each of the Persons identified as a “Lender” on the signature pages hereto, including each Revolving Credit Lender and/or each Term Lender, as the context may require, each other Person that becomes a “Lender” in accordance with this Agreement and their successors and assigns and, as the context requires, includes the Swing Line Lender.
“Lender Increase Notice” has the meaning assigned to such term in Section 2.14(b).
“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Company and the Administrative Agent.
“Letter of Credit” means any standby letter of credit issued hereunder and shall include each Existing Letter of Credit. Letters of Credit may be issued in Dollars or in an Alternative Currency.
“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.
“Letter of Credit Expiration Date” means the day that is seven days prior to the Maturity Date of the Revolving Credit Facility then in effect (or, if such day is not a Business Day, the next preceding Business Day).
“Letter of Credit Fee” has the meaning specified in Section 2.03(h).
“Letter of Credit Sublimit” means an amount equal to the lesser or the Aggregate Commitments and $100,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.
“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).
“Loan” means an extension of credit by a Lender to the Borrowers under Article II in the form of a Revolving Credit Loan, a Term Loan or a Swing Line Loan. All Loans shall be denominated in Dollars.
“Loan Documents” means, collectively, this Agreement, each Note, each Issuer Document, each Security Instrument, the Post-Closing Agreement, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.15 of this Agreement, the Fee Letter, the Guaranty and the Permitted Notes Intercreditor Agreement.

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“Loan Notice” means a notice of (a) a Term Borrowing, (b) a Revolving Credit Borrowing, (c) a conversion of Loans from one Type to the other, or (d) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Company.
“Loan Parties” means, collectively, the Borrowers and the Guarantors.
“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.
“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) of the Company or the Company and its Subsidiaries taken as a whole; (b) a material impairment of the rights and remedies of the Administrative Agent, the Collateral Agent or any Lender under any Loan Document, or the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.
“Material Subsidiary” means,
(a)    as of the last day of any fiscal quarter of the Company, any Subsidiary that meets either of the following conditions at such time: (i) such Subsidiary’s consolidated total revenues for the period of the immediately preceding four fiscal quarters is equal to or greater than 10% of the consolidated total revenues of the Company and its Subsidiaries for such period, determined in accordance with GAAP, in each case as reflected in the most recent annual or quarterly (as applicable) financial statements required to be delivered pursuant to Section 6.01; or (ii) such Subsidiary’s total assets, as of the last day of the immediately preceding fiscal quarter, are equal to or greater than 10% of the consolidated total assets of the Company and its Subsidiaries as of such date, determined in accordance with GAAP, in each case as reflected in the most recent annual or quarterly (as applicable) financial statements of the Company required to be delivered pursuant to Section 6.01; and
(b) as of any other Guarantor Assessment Date, any Subsidiary that has, on a pro forma basis, based upon the then most recently delivered financial statements delivered pursuant to Section 6.01, and after giving effect to the applicable Acquisition, divestiture or creation, as though occurring on the first day of the four fiscal quarter period ending on the effective date of such delivered financial statements, (i) total revenues for the period of the immediately preceding four fiscal quarters is equal to or greater than 10% of the consolidated total revenues of the Company and its Subsidiaries for such period, determined in accordance with GAAP, or (ii) total assets equal to or greater than 10% of the consolidated total assets of the Company and its Subsidiaries as of such date, determined in accordance with GAAP;

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provided, however, that if at any time Subsidiaries qualifying as Material Subsidiaries pursuant to clause (a) or (b) above which, in the aggregate and together with the total assets and total revenues of the Company, do not represent at least 80% of the consolidated total assets and consolidated total revenues of the Company and its Subsidiaries (the “80% Threshold”), the Company shall designate additional Domestic Subsidiaries or, to the extent no material adverse tax consequences shall result, Foreign Subsidiaries as Material Subsidiaries until the 80% Threshold is satisfied collectively by all Material Subsidiaries. Once a Subsidiary qualifies as or is designated by the Company as a Material Subsidiary, it shall continue to constitute a Material Subsidiary throughout the term of this Agreement, until such time as the Company provides to the Administrative Agent a certificate in accordance with Section 6.14(b) that such Subsidiary is no longer required to be designated as such pursuant to the terms hereof.
“Maturity Date” means October 28, 2020; provided, however, that if such date is not a Business Day, the Maturity Date shall be the preceding Business Day.
“Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during the existence of a Defaulting Lender, an amount equal to 102% of the Fronting Exposure of the L/C Issuer with respect to Letters of Credit issued and outstanding at such time that could not be reallocated to Non-Defaulting Lenders in accordance with Section 2.16(a)(iv), (b) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 2.15(a)(i), (a)(ii) or (a)(iii), an amount equal to 102% of (i) if in respect of a Cash Collateral requirement under Section 2.15(a)(i), the amount of the applicable L/C Borrowing, and (ii) if in respect of a Cash Collateral requirement under Section 2.15(a)(ii) or (a)(iii), the Outstanding Amount of all L/C Obligations, and (c) otherwise, 102% of the amounts reasonably expected to be owing.
“Mortgage” means any mortgage, deed of trust, trust deed or other equivalent document now or hereafter encumbering any fee-owned real property of any Loan Party in favor of the Collateral Agent, on behalf of the Secured Parties, as security for any of the Obligations, each of which shall be in form and substance reasonably acceptable to the Collateral Agent.
“Mortgaged Properties” means, collectively, the real properties owned by the Loan Parties and identified on Exhibit I, including, without limitation, all buildings, improvements, structures and fixtures now or subsequently located thereon and owned by any such Loan Party.
“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.
“Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including the Company or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

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“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 10.01 and (b) has been approved by the Required Lenders.
“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.
“Note” means a Term Note or a Revolving Credit Note, as the context may require.
“Obligations” means (a) all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, or Letter of Credit and (b) all costs and expenses incurred in connection with enforcement and collection of the foregoing, including the fees, charges and disbursements of counsel, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof pursuant to any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided that the Obligations shall exclude any Excluded Swap Obligations.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“Ordinary Course of Business” means, in respect of any transaction involving the Company or any Subsidiary of the Company, (a) the ordinary course of such Person’s business, substantially as conducted by any such Person prior to or as of the Closing Date, or in a manner reasonably related thereto, and undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Loan Document, or (b) transactions outside the ordinary course of such Person’s then-existing business, as long as the Company provides written notice to the Administrative Agent and the Lenders prior to such Person undertaking such business, specifically referencing this definition, provided that the Required Lenders shall not have delivered written objections to the Administrative Agent within five (5) Business Days after their receipt of such written notice.
“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, Joint Venture, trust or other form of business entity, the partnership, Joint Venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than

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connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06).
“Outstanding Amount” means (a) with respect to Term Loans, Revolving Credit Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Term Loans, Revolving Credit Loans and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrowers of Unreimbursed Amounts.
“Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, the L/C Issuer, or the Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of Bank of America in the applicable offshore interbank market for such currency to major banks in such interbank market.
“Participant” has the meaning specified in Section 10.06(d).
“Participant Register” has the meaning specified in Section 10.06(d).
“Participating Member State” means any member state of the European Union that has the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.
“PBGC” means the Pension Benefit Guaranty Corporation.
“Pension Act” means the Pension Protection Act of 2006.
“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

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“Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by the Company and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.
“Performance Letter of Credit” means any Letter of Credit that is a “performance standby letter of credit” as set forth in applicable Laws promulgated from time to time by the FRB.
“Permitted Lien” means any Lien permitted by Section 7.01.
“Permitted Notes” means, collectively, the 2019 Notes and any Indebtedness serving to extend, renew or refinance all or a portion thereof so long as (a) the aggregate outstanding principal amount (or accreted value, if applicable) of all Permitted Notes outstanding at any time is not greater than the aggregate principal amount (or accreted value, if applicable) of the Permitted Notes as of the Closing Date, (b) such Indebtedness has a maturity that is not prior to, and a weighted average life to maturity equal to or greater than, the remaining Weighted Average Life to Maturity of the extended, renewed or refinanced 2019 Notes, (c) such Indebtedness shall have pricing, fees (including upfront fees and original issue discount), optional prepayment, redemption premiums and subordination terms as determined by the Company and the Persons providing such Indebtedness; provided that such Indebtedness does not provide for greater or additional scheduled amortization payments due prior to the Maturity Date than the extended, renewed or refinanced 2019 Notes, (d) if secured, the terms and conditions of such Indebtedness (except as otherwise provided in clauses (b) and (c) above) are (taken as a whole) no more favorable to the Persons providing such Indebtedness than those applicable to the extended, renewed or refinanced Permitted Notes (except for covenants or other provisions applicable only to periods after the then Maturity Date), and such terms and conditions shall include collateral release provisions substantially similar to those contained in the 2019 Notes, (e) such Indebtedness is secured on a pari passu or junior basis to the Obligations or is unsecured and (f) if secured, the Persons providing such Indebtedness shall be bound by the terms of the Permitted Notes Intercreditor Agreement.
“Permitted Notes Documents” means the 2019 Notes, the 2019 Notes Agreement, all other Permitted Notes, and all note purchase agreements, promissory notes, guaranties and other documents evidencing or relating to or executed in connection with any such Indebtedness.
“Permitted Notes Guarantor” means, at any time, any Subsidiary that is at such time a guarantor of Indebtedness of the Company pursuant to any Permitted Notes Documents.
“Permitted Notes Intercreditor Agreement” means (a) the Intercreditor and Collateral Agency Agreement dated as of the Initial Closing Date, among the Administrative Agent (on behalf of the Secured Bank Creditors), the Permitted Noteholders, the Collateral Agent (on behalf of the Secured Parties) and the Loan Parties, attached as Exhibit J, as modified, amended, amended and restated or supplemented from time to time and (b) any other intercreditor agreement subsequently executed among the Administrative Agent (on behalf of the Secured Bank Creditors), the Permitted Noteholders, the Collateral Agent (on behalf of the Secured Parties) and the Loan Parties (it being understood that an intercreditor agreement having terms substantially similar to the Permitted Notes Intercreditor Agreement dated as of the Initial

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Closing Date is satisfactory to the extent such Indebtedness is secured on a pari passu basis with the Obligations).
“Permitted Noteholders” means, collectively, the holders from time to time of the Permitted Notes.
“Person” means any natural person, corporation, limited liability company, trust, Joint Venture, association, company, partnership, Governmental Authority or other entity.
“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of the Company or any ERISA Affiliate or any such Plan to which the Company or any ERISA Affiliate is required to contribute on behalf of any of its employees.
“Platform” has the meaning specified in Section 6.02.
“Pledge Agreement” means that certain Amended and Restated Securities Pledge Agreement dated as of the Initial Closing Date among the Borrowers, certain Guarantors and the Collateral Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit G, as supplemented from time to time by the execution and delivery of Pledge Joinder Agreements pursuant to Section 6.14, as the same may be otherwise supplemented (including by Pledge Agreement Supplement).
“Pledge Agreement Supplement” means, with respect to each Pledge Agreement, the Pledge Agreement Supplement in the form affixed as an Exhibit to such Pledge Agreement.
“Pledge Joinder Agreement” means each Pledge Joinder Agreement, substantially in the form thereof attached to the Pledge Agreement, executed and delivered by a Guarantor to the Administrative Agent pursuant to Section 6.14.
“Pledged Interests” means the Subsidiary Securities heretofore pledged to the Collateral Agent and the Subsidiary Securities required to be pledged as Collateral pursuant to this Agreement or the terms of any Pledge Agreement; provided that notwithstanding any contrary provision in any Loan Document, in the case of any Foreign Subsidiary, “Pledged Interests” shall be limited to a pledge of 65% of the Voting Securities and 100% of the other Subsidiary Securities issued by such Foreign Subsidiary.
“Post-Closing Agreement” means that certain Post-Closing Agreement dated as of the Closing Date among the Borrowers and the Administrative Agent.
“Prior Loan Documents” has the meaning set forth in Section 1.10(c).
“Project Debt” means, in respect of any GLC Venture (the “obligor”), any Indebtedness of such obligor incurred in the Ordinary Course of Business of such obligor and of the Company and its Subsidiaries, which may be secured by a Lien on assets of such obligor, but as to which there is no general recourse to any Loan Party except against such obligor (a) for breach of customary representations and warranties, or (b) to the extent such obligor is a limited liability company, corporation, limited partnership or other entity as to which no Loan Party (other than obligor) is, directly or indirectly (at law, through

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any Guarantee Obligation or otherwise), liable to pay the debts of such obligor.
“Project Debt Entity” means at any time, any GLC Venture obligated in respect of Project Debt at such time.
“Proposed New Lender” has the meaning assigned to such term in Section 2.14(b).
“Public Lender” has the meaning specified in Section 6.02.
“Recipient” means the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder.
“Register” has the meaning specified in Section 10.06(c).
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.
“Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.
“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.
“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Revolving Credit Loans or Term Loans, a Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.
“Required Lenders” means, at any time, Lenders holding more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Revolving Credit Lender for purposes of this definition) and (b) aggregate unused Commitments; provided that the amount of any participation in any Swing Line Loan and Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swing Line Lender or L/C Issuer, as the case may be, in making such determination; and provided, further, that (x) the unused Revolving Credit Commitment of, and the portion of the Total Revolving Credit Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders and (y) the portion of the Term Facility held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

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“Required Revolving Lenders” means, as of any date of determination, Revolving Credit Lenders holding more than 50% of the sum of the (a) Total Revolving Credit Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Revolving Credit Lender for purposes of this definition) and (b) aggregate unused Revolving Credit Commitments; provided that the unused Revolving Credit Commitment of, and the portion of the Total Revolving Credit Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Lenders.
“Required Term Lenders” means, as of any date of determination, Term Lenders holding more than 50% of the Term Facility on such date; provided that the portion of the Term Facility held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Term Lenders.
“Responsible Officer” means the president, chief operating officer, chief executive officer, chief financial officer, treasurer, secretary, assistant secretary or controller of a Loan Party and, solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or assistant secretary of a Loan Party, and, solely for purposes of notices given to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.
“Restatement” has the meaning specified in the recitals hereto.
“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other equity interest of the Company or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other equity interest or of any option, warrant or other right to acquire any such capital stock or other equity interest.
“Revaluation Date” means, with respect to any Letter of Credit, each of the following: (a) each date of issuance of a Letter of Credit denominated in an Alternative Currency, (b) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount), (c) each date of any payment by the L/C Issuer under any Letter of Credit denominated in an Alternative Currency, (d) in the case of the Existing Letters of Credit denominated in an Alternative Currency, the Closing Date, and (e) such additional dates as the Administrative Agent or the L/C Issuer shall determine or the Required Revolving Lenders shall require.

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“Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Revolving Credit Lenders pursuant to Section 2.01(b).
“Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrowers pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate principal amount of the Revolving Credit Commitments of all of the Lenders as in effect on the Closing Date is $200,000,000.
“Revolving Credit Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Credit Loans and such Lender’s participation in L/C Obligations and Swing Line Loans at such time.
“Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Commitments at such time.
“Revolving Credit Lender” means, at any time, any Lender that has a Revolving Credit Commitment at such time.
“Revolving Credit Loan” has the meaning specified in Section 2.01(b).
“Revolving Credit Note” means a promissory note made by the Borrowers in favor of a Revolving Credit Lender evidencing Revolving Credit Loans or Swing Line Loans, as the case may be, made by such Revolving Credit Lender, substantially in the form of Exhibit C-1.
“Sanction(s)” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authorities in which the Company or any of its Subsidiaries does business.
“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.
“Secured Bank Creditors” means, collectively, with respect to each of the Security Instruments, the Administrative Agent, the Collateral Agent, the Lenders, the L/C Issuer, the Hedge Banks, the Cash Management Banks, the Card Related Products Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05 and the other Persons the Secured Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Security Instruments.
“Secured Card Related Products Agreement” means any Card Related Products Agreement permitted by Article VII that is entered into by and between any Loan Party and any Card Related Products Bank.

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“Secured Cash Management Agreement” means any Cash Management Agreement permitted by Article VII that is entered into by and between any Loan Party and any Cash Management Bank.
“Secured Hedge Agreement” means any Swap Contract permitted by Article VII that is entered into by and between any Loan Party and any Hedge Bank.
“Secured Obligations” means (a) all Obligations, (b) all obligations of any Loan Party arising under Secured Card Related Products Agreements, Secured Cash Management Agreements and Secured Hedge Agreements and (c) all costs and expenses incurred in connection with enforcement and collection of the foregoing, including the fees, charges and disbursements of counsel, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided that “Secured Obligations” shall exclude any Excluded Swap Obligations.
“Secured Parties” means, collectively, the Secured Bank Creditors and the Permitted Noteholders.
“Security Agreement” means that certain Amended and Restated Security Agreement dated as of the Initial Closing Date among the Borrowers, the Guarantors and the Collateral Agent, attached as Exhibit H, as supplemented from time to time by the execution and delivery of Security Joinder Agreements pursuant to Section 6.14, and as modified, amended, amended and restated or supplemented from time to time.
“Security Instruments” means, collectively, the Pledge Agreement, the Security Agreement, the Mortgages and all other agreements (including control agreements), instruments and other documents, whether now existing or hereafter in effect, pursuant to which any Borrower or any Subsidiary or other Person shall grant or convey to the Collateral Agent or the Lenders a Lien in, or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Secured Obligations or any other obligation under any Loan Document, as any of them has been or may be amended, amended and restated, modified or supplemented from time to time.
“Security Joinder Agreement” means each Security Joinder Agreement, substantially in the form attached to the Security Agreement, executed and delivered by a Guarantor or any other Person to the Administrative Agent pursuant to Section 6.14.
“Solvent” means, as to any Person at any time, that: (a) the fair value of the property of such Person is greater than the amount of such Person’s liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code and, in the alternative, for purposes of the California Uniform Fraudulent Transfer Act; (b) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and

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matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction for which such Person’s property would constitute unreasonably small capital.
“Specified Loan Party” means any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 29 of the Guaranty).
“Spot Rate” for a currency means the rate determined by the Administrative Agent or the L/C Issuer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 9:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the L/C Issuer may obtain such spot rate from another financial institution designated by the Administrative Agent or the L/C Issuer if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that the L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency.
“Sterling” and “£” mean the lawful currency of the United Kingdom.
“Subject Period” means, as of any date of determination, the four consecutive fiscal quarter period ending on such date.
“Subsequent Term Borrowing” has the meaning specified in Section 2.01(a).
“Subsidiary” of a Person means a corporation, partnership, Joint Venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company.
“Subsidiary Securities” means the shares of capital stock or other equity interests issued by or equity participations in any Material Subsidiary, whether or not constituting a “security” under Article 8 of the Uniform Commercial Code as in effect in any jurisdiction.
“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap

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transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.
“Swap Obligations” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).
“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04.
“Swing Line Lender” means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.
“Swing Line Loan” has the meaning specified in Section 2.04(a).
“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which shall be substantially in the form of Exhibit B or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Company.
“Swing Line Sublimit” means, at any time, an amount equal to the lesser of (a) $15,000,000 and (b) the Aggregate Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments.
“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

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“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term Borrowing” means a borrowing consisting of simultaneous Term Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Term Lenders pursuant to Section 2.01(a), whether on the Closing Date in the form of the Initial Term Borrowing or on any Business Day thereafter during the Availability Period in the form of the Subsequent Term Borrowing.
“Term Commitment” means, as to each Term Lender, its obligation to make Term Loans to the Borrowers pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term Lender’s name on Schedule 2.01 under the caption “Term Commitment”. The aggregate principal amount of the Term Commitments of all of the Lenders as in effect on the Closing Date is $100,000,000.
“Term Facility” means, at any time, the aggregate principal amount of the Term Loans and unused Term Commitments of all Term Lenders outstanding at such time.
“Term Lender” means any Lender that has a Term Commitment or an outstanding Term Loan at such time.
“Term Loan” means an advance made by any Term Lender under the Term Facility.
“Term Note” means a promissory note made by the Borrowers in favor of a Term Lender evidencing Term Loans made by such Term Lender, substantially in the form of Exhibit C-2.
“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.
“Total Revolving Credit Outstandings” means the aggregate Outstanding Amount of all Revolving Credit Loans, Swing Line Loans and L/C Obligations.
“Type” means, with respect to a Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan.
“United States” and “U.S.” mean the United States of America.
“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).
“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.
“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B)(III).
“Voting Securities” means shares of capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote

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for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.
“Weighted Average Life to Maturity” means, when applied to any Indebtedness, at any date, the quotient obtained by dividing: (a) the sum of the products of the number of years from the date of determination to the date of each successive scheduled principal payment of such Indebtedness multiplied by the amount of such payment by (b) the sum of all such payments.
“Yen” and “¥” mean the lawful currency of Japan.
1.02    Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:
(a)    The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
(b)    In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”
(c)    Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.
1.03    Accounting Terms.
(a)    Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial

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calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Company and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded.
(b)    Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Company or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Company shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.
(c)    Consolidation of Variable Interest Entities. All references herein to consolidated financial statements of the Company and its Subsidiaries or to the determination of any amount for the Company and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that the Company is required to consolidate pursuant to FASB ASC 810 as if such variable interest entity were a Subsidiary as defined herein.
(d)    Pro Forma Basis. All defined terms used in the calculation of the financial covenants set forth in Section 7.12 hereof shall be calculated on an historical pro forma basis giving effect (by inclusion or exclusion, as applicable), during any period of measurement that includes the merger or any Acquisition permitted by Sections 7.02 and 7.04, as applicable, to the actual historical results of the Person so acquired.
1.04    Rounding. Any financial ratios required to be maintained by the Company pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).
1.05    Exchange Rates; Currency Equivalents.
(a)    The Administrative Agent or the L/C Issuer, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial

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statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the L/C Issuer, as applicable.
(b)    Wherever in this Agreement in connection with the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the L/C Issuer, as the case may be.
1.06    Additional Alternative Currencies.
(a)    The Company may from time to time request that Letters of Credit be issued in a currency other than those specifically listed in the definition of “Alternative Currency;” provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. Such request shall be subject to the approval of the Administrative Agent and the L/C Issuer.
(b)    Any such request shall be made to the Administrative Agent not later than 11:00 a.m., ten Business Days prior to the date of the desired Credit Extension (or such other time or date as may be agreed by the Administrative Agent and the L/C Issuer, in its or their sole discretion). The Administrative Agent shall promptly notify the L/C Issuer thereof. The L/C Issuer shall notify the Administrative Agent, not later than 11:00 a.m., five Business Days after receipt of such request (or such other time or date as may be agreed by the Administrative Agent and the L/C Issuer, in its or their sole discretion) whether it consents, in its sole discretion, to the issuance of Letters of Credit in such requested currency.
(c)    Any failure by the L/C Issuer to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by the L/C Issuer to permit Letters of Credit to be issued in such requested currency. If the Administrative Agent and the L/C Issuer consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Company and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.06, the Administrative Agent shall promptly so notify the Company.
1.07    Change of Currency. (1) Each obligation of the Borrowers to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption. If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state

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adopts the Euro as its lawful currency.
(b)    Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.
(c)    Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency.
1.08    Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Pacific time (daylight or standard, as applicable).
1.09    Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.
1.10    Amendment and Restatement. In order to facilitate the Restatement and otherwise to effectuate the desires of the Borrowers, the Administrative Agent and the Lenders:
(a)    Simultaneously with the Closing Date, the parties hereby agree that the Commitments shall be as set forth in Schedule 2.01 and the portion of Loans and other Outstanding Amounts outstanding under the Existing Credit Agreement shall be reallocated in accordance with such Commitments and the requisite assignments shall be deemed to be made in such amounts by and between the Lenders and from each Lender to each other Lender, with the same force and effect as if such assignments were evidenced by applicable assignment agreements required pursuant to Section 10.06 of the Existing Credit Agreement. Notwithstanding anything to the contrary in Section 10.06 of the Existing Credit Agreement or Section 10.06 of this Agreement, no other documents or instruments, including any assignment agreements, shall be executed in connection with these assignments (all of which requirements are hereby waived), and such assignments shall be deemed to be made with all applicable representations, warranties and covenants as if evidenced by an assignment agreement. On the Closing Date, the Lenders shall make full cash settlement with each other either directly or through the Administrative Agent, as the Administrative Agent may direct or approve, with respect to all assignments, reallocations and other changes in Commitments (as such term is defined in the Existing Credit Agreement) such that after giving effect to such settlements each Lender’s Applicable Percentage shall be as set forth on Schedule 2.01.
(b)    Each Borrower, the Administrative Agent, and the Lenders hereby agree that upon the effectiveness of this Agreement, the terms and provisions of the Existing Credit Agreement which in any

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manner govern or evidence the Obligations, the rights and interests of the Administrative Agent and the Lenders and any terms, conditions or matters related to any thereof, shall be and hereby are amended and restated in their entirety by the terms, conditions and provisions of this Agreement, and the terms and provisions of the Existing Credit Agreement, except as otherwise expressly provided herein, shall be superseded by this Agreement.
(c)    Notwithstanding this amendment and restatement of the Existing Credit Agreement, including anything in this Section 1.10, and in any related “Loan Documents” (as such term is defined in the Existing Credit Agreement and referred to herein, individually or collectively, as the “Prior Loan Documents”), (i) all of the indebtedness, liabilities and obligations owing by any Loan Party under the Existing Credit Agreement and other Prior Loan Documents shall continue as Obligations hereunder and all indebtedness, liabilities and obligations of any Person other than a Loan Party under the Existing Credit Agreement and other Prior Loan Documents shall continue as obligations of such Person hereunder, and (ii) each of this Agreement and the Notes and any other Loan Document (as defined herein) that is amended and restated in connection with this Agreement is given as a substitution of, and not as a payment of, the indebtedness, liabilities and obligations of the Borrowers under the Existing Credit Agreement or any Prior Loan Document and neither the execution and delivery of such documents nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Existing Credit Agreement or of any of the other Prior Loan Documents or any obligations thereunder. Upon the effectiveness of this Agreement, all Loans owing by the Borrowers and outstanding under the Existing Credit Agreement shall continue as Loans hereunder and shall constitute advances hereunder, and all Letters of Credit outstanding under the Existing Credit Agreement and any of the Prior Loan Documents shall continue as Letters of Credit hereunder. Base Rate Loans under the Existing Credit Agreement shall accrue interest at the Base Rate hereunder and the parties hereto agree that the Interest Periods for all Eurodollar Rate Loans outstanding under the Existing Credit Agreement on the Closing Date shall remain in effect without renewal, interruption or extension as Eurodollar Rate Loans under this Agreement and accrue interest at the Eurodollar Rate hereunder; provided, that on and after the Closing Date, the Applicable Rate applicable to any Loan or Letter of Credit hereunder shall be as set forth in the definition of Applicable Rate in Section 1.01, without regard to any margin applicable thereto under the Existing Credit Agreement prior to the Closing Date. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent and each Lender hereby agree that any “Guarantor” (as defined in the Prior Loan Documents) that is not a party to the Guaranty as of the Closing Date shall be released from its obligations under the “Guaranty” (as defined in the Prior Loan Documents) and that any Liens granted by any such “Guarantor” under all “Security Instruments” (as defined in the Prior Loan Documents) other than the Mortgages shall be released. Each Lender hereby authorizes the Administrative Agent, at the sole expense of the Borrowers, to execute and deliver all releases and other documents reasonably necessary in connection with the release of such “Guarantors”.

ARTICLE II.    THE COMMITMENTS AND CREDIT EXTENSIONS
2.01    Loans.

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(a)    The Term Borrowing. Subject to the terms and conditions set forth herein, each Term Lender severally agrees to make a term loan to the Borrowers in Dollars on the Closing Date in an aggregate amount equal to $70,000,000 (the “Initial Term Borrowing”). The Initial Term Borrowing shall consist of Term Loans made simultaneously by the Term Lenders in accordance with their respective Applicable Percentage of the Term Facility. Additionally, if the Initial Term Borrowing is not in an amount equal to the Term Commitments (the difference between the Term Commitments and the Initial Term Borrowing, being $30,000,000, herein referred to as the “Remaining Term Commitment”), then, subject to the terms and conditions set forth herein, each Term Lender severally agrees to make one subsequent term loan to the Borrowers in Dollars on any one Business Day during the Availability Period in an amount not to exceed such Term Lender’s Applicable Percentage of the Remaining Term Commitment (the “Subsequent Term Borrowing”). The Subsequent Term Borrowing shall consist of Term Loans made simultaneously by the Term Lenders in accordance with their respective Applicable Percentage of the Term Facility. As of the first to occur of the Subsequent Term Borrowing and the last day of the Availability Period in respect of the Term Facility, the Borrowers shall have no further ability to request Term Loans from the Term Lenders and the Term Commitments shall be reduced to zero.
Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Term Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein. Term Loans may be made in Dollars only.
(b)    Revolving Credit Loans. Subject to the terms and conditions set forth herein, each Revolving Credit Lender severally agrees to make loans (each such loan, a “Revolving Credit Loan”) to the Borrowers from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Commitment; provided, however, that after giving effect to any Revolving Credit Borrowing, (a) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, and (b) the Revolving Credit Exposure of each Revolving Credit Lender shall not exceed such Revolving Credit Lender’s Revolving Credit Commitment. Within the limits of each Revolving Credit Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.01(b), prepay under Section 2.05, and reborrow under this Section 2.01(b). Revolving Credit Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein; provided, however, that any Revolving Credit Loans made on the Closing Date shall be Base Rate Loans, unless a funding indemnity letter in form and substance reasonably satisfactory to the Administrative Agent has been delivered by the Borrowers to the Administrative Agent not later than 10:00 a.m. three Business Days prior to the Closing Date. Revolving Credit Loans may be made in Dollars only.
2.02    Borrowings, Conversions and Continuations of Revolving Credit Loans.
(a)    Each Term Borrowing, each Revolving Credit Borrowing, each conversion of Term Loans or Revolving Credit Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Company’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone, or (B) a Loan Notice; provided that any telephone notice must be confirmed promptly by delivery to the Administrative Agent of a Loan Notice. Each such notice must be received by the Administrative Agent not later than 9:00 a.m. (i) three Business Days prior to the requested date of any

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Borrowing of, conversion to or continuation of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans; provided, however, that if the Company wishes to request Eurodollar Rate Loans having an Interest Period other than one, two, three or six months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than 9:00 a.m. four Business Days prior to the requested date of such Borrowing, conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. Not later than 10:00 a.m., three Business Days before the requested date of such Borrowing, conversion or continuation, the Administrative Agent shall notify the Company (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders. Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Each Loan Notice (whether telephonic or written) shall specify (i) whether the Company is requesting an Initial Term Borrowing, a Subsequent Term Borrowing, a Revolving Credit Borrowing, a conversion of Term Loans or Revolving Credit Loans from one Type to the other, or a continuation of Eurodollar Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto and (vi) the Borrower for which such Borrowing is requested. If the Company fails to specify a Type of Loan in a Loan Notice or if the Company fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans. If the Company requests a Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.
(b)    Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Company, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in the preceding subsection. In the case of a Term Borrowing or a Revolving Credit Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 11:00 a.m. on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Company or the applicable Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Company on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Company;

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provided, however, that if, on the date the Loan Notice with respect to such Borrowing is given by the Company, there are L/C Borrowings outstanding, then the proceeds of such Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to the Borrowers as provided above.
(c)    Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Rate Loan. During the existence of a Default, no Loans may be requested as, converted to or continued as Eurodollar Rate Loans without the consent of the Required Lenders.
(d)    The Administrative Agent shall promptly notify the Company and the Lenders of the interest rate applicable to any Interest Period for Eurodollar Rate Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Company and the Lenders of any change in Bank of America’s prime rate used in determining the Base Rate promptly following the public announcement of such change.
(e)    After giving effect to all Term Borrowings, all conversions of Term Loans from one Type to the other, and all continuations of Term Loans as the same Type, there shall not be more than five Interest Periods in effect with respect to the Term Facility. After giving effect to all Revolving Credit Borrowings, all conversions of Revolving Credit Loans from one Type to the other, and all continuations of Revolving Credit Loans as the same Type, there shall not be more than ten Interest Periods in effect with respect to the Revolving Credit Facility.
(f)    The Obligations of the Company and each other Borrower shall be joint and several in nature.
(g)    Each Subsidiary of the Company that is a “Borrower” hereunder hereby irrevocably appoints the Company as its agent for all purposes relevant to this Agreement and each of the other Loan Documents, including (i) the giving and receipt of notices, (ii) the execution and delivery of all documents, instruments and certificates contemplated herein and all modifications hereto, and (iii) the receipt of the proceeds of any Loans made by the Lenders, to any such Borrower hereunder. Any acknowledgment, consent, direction, certification or other action which might otherwise be valid or effective only if given or taken by all Borrowers, or by each Borrower acting singly, shall be valid and effective if given or taken only by the Company, whether or not any such other Borrower joins therein. Any notice, demand, consent, acknowledgement, direction, certification or other communication delivered to the Company in accordance with the terms of this Agreement shall be deemed to have been delivered to each Borrower.
2.03    Letters of Credit.
(a)    The Letter of Credit Commitment.
(i)    Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the Revolving Credit Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of any Borrower or its Subsidiaries, and to amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit; and (B) the Revolving

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Credit Lenders severally agree to participate in Letters of Credit issued for the account of any Borrower or its Subsidiaries and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (w) the Total Outstandings shall not exceed the Aggregate Commitments, (x) the Revolving Credit Exposure of any Lender shall not exceed such Lender’s Commitment, (y) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit and (z) the Outstanding Amount of the L/C Obligations under Financial Letters of Credit shall not exceed the Financial Letter of Credit Sublimit. Each request by the Company for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Company that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, each Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly any Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.
(ii)    The L/C Issuer shall not issue any Letter of Credit, if:
(A)    subject to Section 2.03(b)(iii), the expiry date of the requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Revolving Lenders have approved such expiry date; or
(B)    the expiry date of the requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless the Borrowers shall have made arrangements acceptable to the L/C Issuer to Cash Collateralize such Letter of Credit.
(iii)    The L/C Issuer shall not be under any obligation to issue any Letter of Credit if:
(A)    any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing the Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon the L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;

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(B)    the issuance of the Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally;
(C)    except as otherwise agreed by the Administrative Agent and the L/C Issuer, the Letter of Credit is in an initial stated amount less than the Dollar Equivalent of $1,000,000;
(D)    the Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency;
(E)    any Revolving Credit Lender is at that time a Defaulting Lender, unless (a) the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the L/C Issuer (in its sole discretion) with such Revolving Credit Lender to eliminate the L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.16(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion or (b) the Borrowers have delivered Cash Collateral as required pursuant to Section 2.15(a); or
(F)    the Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder.
(iv)    The L/C Issuer shall not amend any Letter of Credit if the L/C Issuer would not be permitted at such time to issue the Letter of Credit in its amended form under the terms hereof.
(v)    The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit.
(vi)    The L/C Issuer shall act on behalf of the Revolving Credit Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.
(b)    Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.
(i)    Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Company delivered to the L/C Issuer (with a copy to the Administrative Agent) in

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the form of a Letter of Credit Application, appropriately completed and signed by two (2) Responsible Officers of the Company. Such Letter of Credit Application may be sent by facsimile, by United States mail, by overnight courier, by electronic transmission using the system provided by the L/C Issuer, by personal delivery or by any other means acceptable to the L/C Issuer. Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 9:00 a.m. at least two Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount and currency thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; and (H) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the L/C Issuer may require. Additionally, the Company shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may require.
(ii)    Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Company and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the L/C Issuer has received written notice from any Revolving Credit Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Company (or the applicable Borrower or Subsidiary) or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Applicable Percentage times the amount of such Letter of Credit.
(iii)    If the Company so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension

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Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Company shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Revolving Credit Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Revolving Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Revolving Credit Lender or the Company that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension.
(iv)    Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Company and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.
(c)    Drawings and Reimbursements; Funding of Participations.
(i)    Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall notify the Company and the Administrative Agent thereof. In the case of a Letter of Credit denominated in Dollars or a Letter of Credit denominated in an Alternative Currency, the Company shall reimburse the L/C Issuer in Dollars. In the case of a Letter of Credit denominated in an Alternative Currency, the L/C Issuer shall notify the Company of the Dollar Equivalent of amount of the drawing promptly following the determination thereof. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the L/C Issuer shall notify the Company of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. Not later than 11:00 a.m. on the date of any payment by the L/C Issuer under a Letter of Credit (each such date, an “Honor Date”), the Company shall reimburse the L/C Issuer through the Administrative Agent in the Dollar Equivalent of the amount of such drawing and in the applicable currency; provided that if such notice is not provided to such Borrower prior to 11:00 a.m. on the Honor Date, then the Company shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing by 10:00 a.m. on the next succeeding Business Day and such extension of time shall be reflected in computing fees in respect of any Letter of Credit. If the Company fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Revolving Credit Lender of the Honor Date, the amount of the unreimbursed drawing (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency) (the “Unreimbursed Amount”), and the

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amount of such Revolving Credit Lender’s Applicable Percentage thereof. In such event, the Company shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Loan Notice). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.
(ii)    Each Revolving Credit Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the L/C Issuer, in Dollars, at the Administrative Agent’s Office in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 11:00 a.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Revolving Loan to the Company in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer in Dollars.
(iii)    With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Company shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Credit Lender’s payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.
(iv)    Until each Revolving Credit Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Revolving Credit Lender’s Applicable Percentage of such amount shall be solely for the account of the L/C Issuer.
(v)    Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, any Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default; or (C) any other occurrence,

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event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Company of a Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Company or any other Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.
(vi)    If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Revolving Credit Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), then, without limiting the other provisions of this Agreement, the L/C Issuer shall be entitled to recover from such Revolving Credit Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. If such Revolving Credit Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Credit Loan included in the relevant Revolving Credit Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.
(d)    Repayment of Participations.
(i)    At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Revolving Credit Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Company, any Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Revolving Credit Lender its Applicable Percentage thereof in the same funds as those received by the Administrative Agent.
(ii)    If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Revolving Credit Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Revolving Credit Lender, at a rate per annum equal to the applicable Overnight Rate from

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time to time in effect. The obligations of the Revolving Credit Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.
(e)    Obligations Absolute. The obligation of the Company and any other Borrower to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:
(i)    any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;
(ii)    the existence of any claim, counterclaim, setoff, defense or other right that any Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;
(iii)    any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;
(iv)    waiver by the L/C Issuer of any requirement that exists for the L/C Issuer’s protection and not the protection of the Borrowers or any waiver by the L/C Issuer which does not in fact materially prejudice the Borrowers;
(v)    honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft;
(vi)    any payment made by the L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under such Letter of Credit if presentation after such date is authorized by the Uniform Commercial Code as in effect in the State of California or the ISP, as applicable;
(vii)    any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;
(viii)    any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to any Borrower or any Subsidiary or in the relevant currency markets generally; or

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(ix)    any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower or any Subsidiary.
The Company shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Company’s instructions or other irregularity, the Company will immediately notify the L/C Issuer. The Company shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.
(f)    Role of L/C Issuer. Each Revolving Credit Lender and the Company agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Revolving Credit Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Credit Lenders or the Required Revolving Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Company’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (ix) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Company may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Company which the Company proves were caused by the L/C Issuer’s willful misconduct or gross negligence or the L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. The L/C Issuer may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication (“SWIFT”) message or overnight courier, or any other commercially reasonable means of communicating with a beneficiary.
(g)    Applicability of ISP; Limitation of Liability. Unless otherwise expressly agreed by the L/C Issuer and the Company when a Letter of Credit is issued (including any such agreement applicable

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to an Existing Letter of Credit), the rules of the ISP shall apply to each standby Letter of Credit. Notwithstanding the foregoing, the L/C Issuer shall not be responsible to any Borrower or any Subsidiary for, and the L/C Issuer’s rights and remedies against any Borrower or any Subsidiary shall not be impaired by, any action or inaction of the L/C Issuer required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where the L/C Issuer or the beneficiary is located, the practice stated in the ISP or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade - International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice.
(h)    Letter of Credit Fees. The Company shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance, subject to Section 2.16, with its Applicable Percentage, in Dollars, a Letter of Credit fee (the “Letter of Credit Fee”) (i) for each Performance Letter of Credit equal to the Applicable Rate (for Performance Letters of Credit) times the Dollar Equivalent of the daily amount available to be drawn under each such Performance Letter of Credit and (ii) for each Financial Letter of Credit equal to the Applicable Rate (for Financial Letters of Credit) times the Dollar Equivalent of the daily amount available to be drawn under each such Financial Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. Letter of Credit Fees shall be (i) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears. If there is any change in the Applicable Rate (or in the characterization of such Letter of Credit as a Performance Letter of Credit or Financial Letter of Credit) during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate (or characterization thereof) was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.
(i)    Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Company shall pay directly to the L/C Issuer for its own account, in Dollars, a fronting fee, with respect to each Letter of Credit, at the rate per annum specified in the Fee Letter, computed on the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears. Such fronting fee shall be due and payable on the tenth Business Day after the end of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. In addition, the Company shall pay directly to the L/C Issuer for its own account, in Dollars, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit

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as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.
(j)    Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.
(k)    Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Company shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Company hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Company, and that the Company’s business derives substantial benefits from the businesses of such Subsidiaries.
2.04    Swing Line Loans.
(a)    The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender, in reliance upon the agreements of the other Revolving Credit Lenders set forth in this Section 2.04, may in its sole discretion make loans in Dollars (each such loan, a “Swing Line Loan”) to the Company from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of the Revolving Credit Lender acting as Swing Line Lender, may exceed the amount of such Revolving Credit Lender’s Commitment; provided, however, that (x) after giving effect to any Swing Line Loan, (i) the Total Outstandings shall not exceed the Aggregate Commitments, and (ii) the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment; (y) the Company shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan; and (z) if any Lender is a Defaulting Lender, the Swing Line Lender shall not be under any obligation to make any Swing Line Loan if it shall reasonably determine that, after giving effect to Section 2.16(a)(iv), it has, or by such Credit Extension may have, Fronting Exposure. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Revolving Credit Lender’s Applicable Revolving Credit Percentage times the amount of such Swing Line Loan.
(b)    Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Company’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by (A) telephone or (B) by a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 10:00 a.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed,

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which shall be a minimum of $1,000,000, and (ii) the requested borrowing date, which shall be a Business Day. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Credit Lender) prior to 11:00 a.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 12:00 noon on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Company at its office by crediting the account of the Company on the books of the Swing Line Lender in immediately available funds.
(c)    Refinancing of Swing Line Loans.
(i)    The Swing Line Lender at any time in its sole discretion may request, on behalf of the Company (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Credit Lender make a Base Rate Revolving Loan in an amount equal to such Lender’s Applicable Revolving Credit Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Revolving Credit Facility and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Company with a copy of the applicable Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Credit Lender shall make an amount equal to its Applicable Revolving Credit Percentage of the amount specified in such Loan Notice available to the Administrative Agent in immediately available funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Revolving Loan to the Company in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.
(ii)    If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Revolving Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Credit Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed

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payment in respect of such participation.
(iii)    If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Revolving Credit Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Revolving Credit Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Revolving Credit Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Credit Loan included in the relevant Revolving Credit Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.
(iv)    Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender may have against the Swing Line Lender, the Company or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Company to repay Swing Line Loans, together with interest as provided herein.
(d)    Repayment of Participations.
(i)    At any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Revolving Credit Lender its Applicable Revolving Credit Percentage thereof in the same funds as those received by the Swing Line Lender.
(ii)    If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Credit Lender shall pay to the Swing Line Lender its Applicable Revolving Credit Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at

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a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Revolving Credit Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.
(e)    Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Company for interest on the Swing Line Loans. Until each Revolving Credit Lender funds its Base Rate Revolving Loan or risk participation pursuant to this Section 2.04 to refinance such Revolving Credit Lender’s Applicable Revolving Credit Percentage of any Swing Line Loan, interest in respect of such Applicable Revolving Credit Percentage shall be solely for the account of the Swing Line Lender.
(f)    Payments Directly to Swing Line Lender. The Company shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.
2.05    Prepayments.
(a)    The Borrowers may, upon notice from the Company to the Administrative Agent, at any time or from time to time voluntarily prepay Revolving Credit Loans or Term Loans in whole or in part without premium or penalty; provided that (i) such notice must be in a form reasonably acceptable to the Administrative Agent and be received by the Administrative Agent not later than 9:00 a.m. (A) three Business Days prior to any date of prepayment of Eurodollar Rate Loans and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Eurodollar Rate Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment (based on such Lender’s Applicable Percentage in respect of the relevant Facility). If such notice is given by the Company, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any notice of prepayment given pursuant to this Section 2.05(a) may be conditioned upon the consummation of other financing, and may be rescinded or extended for a reasonable period upon written notice to the Administrative Agent if such other financing is not consummated on the anticipated date. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Subject to Section 2.16, each such prepayment shall be applied to the Loans of the Lenders in accordance with their respective Applicable Percentages. Each prepayment of the outstanding Term Loans pursuant to this Section 2.05(a) shall be applied to the principal repayment installments thereof on a pro rata basis. Subject to Section 2.16, such prepayment shall be applied to the Loans of the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities.

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(b)    The Borrowers may, upon notice from the Company to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 10:00 a.m. on the date of the prepayment, and (ii) any such partial prepayment shall be in a minimum principal amount of $100,000. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Company, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.
(c)    If the Administrative Agent notifies the Company at any time that the Total Revolving Credit Outstandings at such time exceed the aggregate Revolving Credit Commitments then in effect, then, within two Business Days after receipt of such notice, the Borrowers shall prepay Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed the difference of 100% of the Aggregate Commitments then in effect less $250,000; provided, however, that the Borrowers shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(c) unless after the prepayment in full of the Revolving Credit Loans and Swing Line Loans the Total Revolving Credit Outstandings exceed the aggregate Revolving Credit Commitments then in effect. The Administrative Agent may, at any time and from time to time after the initial deposit of such Cash Collateral, request that additional Cash Collateral be provided in order to reasonably protect against the results of further exchange rate fluctuations.
(d)    If the Administrative Agent notifies the Company at any time that the Outstanding Amount of all Letters of Credit at such time exceeds (as a result of fluctuations in exchange rates or for any other reason) an amount equal to 105% of the Letter of Credit Sublimit then in effect, then, within two Business Days after receipt of such notice, the Borrowers shall Cash Collateralize L/C Obligations in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed 100% of the Letter of Credit Sublimit then in effect.
2.06    Termination or Reduction of Commitments. The Borrowers may, upon notice from the Company to the Administrative Agent, terminate the Aggregate Commitments, the Letter of Credit Sublimit, the Financial Letter of Credit Sublimit or the Swing Line Sublimit, or from time to time permanently reduce the Aggregate Commitments, the Letter of Credit Sublimit, the Financial Letter of Credit Sublimit or the Swing Line Sublimit; provided that (a) any such notice shall be received by the Administrative Agent not later than 9:00 a.m. five Business Days prior to the date of termination or reduction, (b) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof, (c) the Borrowers shall not terminate or reduce (i) the Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings would exceed the Aggregate Commitments, (ii) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, (iii) the Financial Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Financial Letter of Credit Sublimit, or (iv) the Swing Line Sublimit if, after giving effect thereto and

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to any concurrent prepayments hereunder, the Outstanding Amount of Swing Line Loans would exceed the Swing Line Sublimit, and (d) if, after giving effect to any termination or reduction of the Aggregate Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Aggregate Commitments, such Sublimit shall be automatically reduced by the amount of such excess. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Letter of Credit Sublimit, Financial Letter of Credit Sublimit, Swing Line Sublimit or Aggregate Commitments. Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Applicable Percentage. All fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination. Any notice of termination or reduction given pursuant to this Section 2.06 may be conditioned upon the consummation of other financing, and may be rescinded or extended for a reasonable period upon written notice to the Administrative Agent if such other financing is not consummated on the anticipated date.
2.07    Repayment of Loans.
(a)    Revolving Credit Loans. The Borrowers shall repay to the Revolving Credit Lenders on the Maturity Date the aggregate principal amount of Revolving Credit Loans outstanding on such date.
(b)    Swing Line Loans. The Borrowers shall repay each Swing Line Loan on the earlier to occur of (i) the date ten Business Days after such Loan is made and (ii) the Maturity Date.
(c)    Term Loans. The Borrowers shall repay to the Term Lenders the aggregate principal amount of all Term Loans outstanding on the last Business Day of each March, June, September and December, commencing on the last Business Day of March 2016, and on the Maturity Date (each such day, a “Repayment Date”), an aggregate principal amount of the Term Loans as set forth below opposite such Repayment Date:

Repayment Date	Amount (Percentage of Aggregate Principal Amount of Term Facility after giving effect to all Term Borrowings)
1st through 11th Repayment Dates	1.250%
12th through 19th Repayment Dates	2.50%
Maturity Date	Remainder

2.08    Interest.
(a)    Subject to the provisions of subsection (b) below, (i) each Eurodollar Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate

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per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Rate for such Facility; (ii) each Base Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for such Facility; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for the Revolving Credit Facility.
(b)    (i)    If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.
(ii)    If any amount (other than principal of any Loan) payable by the Borrowers under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.
(iii)    Upon the request of the Required Lenders and after written notice to the Company, while any Event of Default exists (other than as set forth in clauses (b)(i) and (b)(ii) above), the Borrowers shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.
(iv)    Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.
(c)    Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.
2.09    Fees. In addition to certain fees described in subsections (h) and (i) of Section 2.03:
(a)    Commitment Fee. The Borrowers shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Revolving Credit Percentage, a commitment fee in Dollars equal to the Applicable Rate times the actual daily amount by which the Revolving Credit Facility exceeds the sum of (i) the Outstanding Amount of Revolving Credit Loans and (ii) the Outstanding Amount of L/C Obligations, subject to adjustment as provided in Section 2.16. For the avoidance of doubt, the Outstanding Amount of Swing Line Loans shall not be counted towards or considered usage of the Revolving Credit Facility for purposes of determining the commitment fee. The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last

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Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the last day of the Availability Period for the Revolving Credit Facility. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.
(b)    Ticking Fee. If the full Term Facility has not been funded in accordance with Section 2.01(a) on or before December 1, 2015, a ticking fee in Dollars shall accrue from such date until the earlier of the date upon which the Subsequent Term Borrowing is made pursuant to Section 2.01(a) hereof and the date upon which the Availability Period with respect to the Term Facility terminates (such date, the “Ticking Fee Termination Date”) (including at any time during which one or more of the conditions in Article IV is not met) in an amount equal to the Applicable Rate times the aggregate undrawn Term Commitments. Such ticking fee shall be due and payable to the Administrative Agent, for the account of each Term Loan Lender in accordance with its Applicable Percentage, on the Ticking Fee Termination Date, subject to adjustment as provided in Section 2.16.
(c)    Other Fees. (i) The Borrowers shall pay to the Arranger and the Administrative Agent for their own respective accounts, in Dollars, fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
(ii)    The Borrowers shall pay to the Lenders, in Dollars, such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
2.10    Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate.
(a)    All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the Eurodollar Rate) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
(b)    If, as a result of any restatement of or other adjustment to the financial statements of the Company or for any other reason, the Company or the Lenders determine that (i) the Consolidated Leverage Ratio as calculated by the Borrowers as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Leverage Ratio would have resulted in higher pricing for such period, the Borrowers shall promptly and retroactively be obligated to pay to the Administrative Agent for the

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account of the applicable Lenders or the L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or the L/C Issuer, as the case may be, under Section 2.03(c)(iii), 2.03(h) or 2.08(b) or under Article VIII. The Borrowers’ obligations under this paragraph shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder for a period of twelve (12) months following the date of such termination and repayment.
2.11    Evidence of Debt.
(a)    The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of any Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrowers shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.
(b)    In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.
2.12    Payments Generally; Administrative Agent’s Clawback.
(a)    General. All payments to be made by the Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 11:00 a.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such

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Lender’s Lending Office. All payments received by the Administrative Agent after 11:00 a.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrowers shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.
(b)    (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Eurodollar Rate Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 10:00 a.m. on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrowers, the interest rate applicable to Base Rate Loans. If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such interest paid by the Borrowers for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Administrative Agent.
(ii)    Payments by Borrowers; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Company prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Appropriate Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and

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including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
A notice of the Administrative Agent to any Lender or the Company with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.
(c)    Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrowers by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.
(d)    Obligations of Lenders Several. The obligations of the Lenders hereunder to make Term Loans and Revolving Credit Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 10.04(c).
(e)    Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
2.13    Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of Obligations due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (x) the amount of such Obligations due and payable to such Lender at such time to (b) the aggregate amount of the Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time, then the Lender receiving such greater proportion shall (y) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Revolving Credit Loans and subparticipations in L/C Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Credit Loans and other amounts owing them, provided that:
(i)    if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be

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rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii)    the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of the Borrowers pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided for in Section 2.15, or (z) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Revolving Credit Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than an assignment to any Borrower or any Subsidiary thereof (as to which the provisions of this Section shall apply).
Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.
2.14    Increase in Commitments.
(a)    Borrower Request. The Company may by written notice to the Administrative Agent elect to request (x) prior to the Maturity Date for the Revolving Credit Facility, an increase to the existing Revolving Credit Commitments (each, an “Incremental Revolving Commitment”) and/or (y) the establishment of one or more new term loan commitments (each, an “Incremental Term Commitment”), by an aggregate amount for clauses (x) and (y) together not in excess of $50,000,000. Each such notice shall specify (i) the date (each, an “Increase Effective Date”) on which the Company proposes that the Incremental Commitments shall be effective, which shall be a date not less than 15 Business Days (or such earlier date as the Company and the Administrative Agent may mutually agree) after the date on which such notice is delivered to the Administrative Agent, (ii) at the election of the Company, in consultation with the Administrative Agent, the identity of each Eligible Assignee to whom the Company proposes any portion of such Incremental Commitments be allocated and the amounts of such allocations, if such Eligible Assignees and allocations have been agreed; provided that any existing Lender approached to provide all or a portion of the Incremental Commitments may elect or decline, in its sole discretion, to provide such Incremental Commitment; and (iii) the time period within which each Lender and Proposed New Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice). Each Incremental Commitment shall be in an aggregate amount of $15,000,000 or any whole multiple of $5,000,000 in excess thereof, or such lesser amount as reasonably acceptable to the Administrative Agent. The Company may make a maximum of three such requests. The Company may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent. No Incremental Revolving Commitment shall increase (i) the Letter of Credit Sublimit or the Financial Letter of Credit Sublimit without the consent of the L/C Issuer or (ii) the Swing Line Sublimit without the consent of the Swing Line Lender.

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(b)    Lender Elections to Increase. Each Lender and any other Eligible Assignee to whom the Company has provided an opportunity to participate in an Incremental Commitment (a “Proposed New Lender”) shall notify the Administrative Agent within such time period whether or not it agrees to provide such Incremental Commitment and, if so, (i) with respect to a Lender, whether by an amount equal to, greater than, or less than its Applicable Percentage of such requested increase, and (ii) with respect to a Proposed New Lender, the amount committed by such Proposed New Lender (any such notice to the Administrative Agent being herein a “Lender Increase Notice”). Any Lender or Proposed New Lender not responding within such time period shall be deemed to have declined to provide an Incremental Commitment.
(c)    Notification by Administrative Agent; Additional Lenders. The Administrative Agent shall notify the Company and each Lender of the Lenders’ and Proposed New Lenders’ responses to each request made hereunder. Any Proposed New Lender shall be reasonably acceptable to the Administrative Agent and the Company and, in the case of an Incremental Revolving Commitment only, the L/C Issuer and the Swing Line Lender (which consent shall not be unreasonably withheld); and any Proposed New Lender shall become a “Lender” party hereto (and shall hereinafter be referred to as a “Lender” in this Section) in connection with such increase. If the Company shall not have arranged any Proposed New Lender(s) to commit to any shortfall from the Lender Increase Notices, then the Company shall be deemed to have reduced the amount of such Incremental Commitment to the aggregate amount set forth in the Lender Increase Notices. In the event that the aggregate Incremental Commitments set forth in the Lender Increase Notices exceed the amount requested by the Company, the Company shall have the right, in consultation with the Administrative Agent, to allocate the amount of increases necessary to meet the Company’s requested increase. The Company shall promptly notify the Administrative Agent, the Lenders and any Proposed New Lenders of the final allocation of such increase and the Increase Effective Date.
(d)    Conditions. The Incremental Commitments shall become effective as of the Increase Effective Date; provided that:
(i)    the Company shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (x) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (y) in the case of each Borrower, certifying that, before and after giving effect to such Incremental Revolving Commitment, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of the Increase Effective Date, except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties and true and correct in all respects, and except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.14, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01, and (B) no Default or Event of Default exists;

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(ii)    on a pro forma basis, the Borrowers shall be in compliance with each of the covenants set forth in Section 7.12 as of the end of the latest fiscal quarter for which internal financial statements are available;
(iii)    the Borrowers shall make any breakage payments arising as a result of the circumstances described in Section 3.05 in connection with any adjustment of Revolving Credit Loans pursuant to Section 2.14(f);
(iv)    all fees required to be paid by the Borrowers on or before the Increase Effective Date shall have been paid; and
(v)    the Company (for itself or on behalf of any Loan Party) shall deliver or cause to be delivered officer’s certificates and legal opinions of the type delivered on the Closing Date pursuant to Section 4.01(a)(v) through (vii) to the extent reasonably requested by, and in form and substance reasonably satisfactory to, the Administrative Agent.
(e)    Terms of New Loans and Commitments. The terms and provisions of Loans made pursuant to Incremental Commitments shall be as follows and, in each case, as to other terms and conditions not set forth below, as reasonably acceptable to the Administrative Agent and the relevant Lenders:
(i)    terms and provisions of Incremental Term Loans shall be, except as otherwise set forth herein or in the Increase Joinder, identical to the Term Loans (it being understood that Incremental Term Loans may be a part of the Term Loans) and to the extent that the terms and provisions of Incremental Term Loans are not identical to the Term Loans (except to the extent permitted by clause (iii), (iv) or (v) below) they shall be reasonably satisfactory to the Administrative Agent; provided that in any event the Incremental Term Loans must comply with clauses (iii), (iv) and (v) below;
(ii)    the terms and provisions of Revolving Credit Loans made pursuant to new Commitments shall be identical to the Revolving Credit Loans;
(iii)    the weighted average life to maturity of any Incremental Term Loans shall be no shorter than the remaining weighted average life to maturity of the then existing Term Loans;
(iv)    the maturity date of Incremental Term Loans (the “Incremental Term Loan Maturity Date”) shall not be earlier than the then Latest Maturity Date;
(v)    terms as to prepayments and amortization and pricing for Incremental Term Loans shall be reasonably acceptable to the Administrative Agent and the relevant Lenders (it being understood that terms that are no less favorable to the Borrowers than those of any existing Incremental Term Facility shall be acceptable to the Administrative Agent); and
(vi)    the Incremental Term Loans shall not contain additional or different covenants or financial covenants which are more restrictive in any material respect than the covenants in the

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Loan Documents at the time of the incurrence of such Incremental Term Loan unless either (A) such covenants benefit all of the Lenders or are otherwise consented to by the Administrative Agent or (B) such covenants apply only after the Facility Termination Date.
The Incremental Commitments shall be effected by a joinder agreement (the “Increase Joinder”) executed by the Borrowers, the Administrative Agent, each Lender and each Proposed New Lender making such Incremental Commitment, in form and substance reasonably satisfactory to each of them. Notwithstanding the provisions of Section 10.01, the Increase Joinder may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions and intent of this Section 2.14. In addition, unless otherwise specifically provided herein, all references in the Loan Documents to Revolving Credit Loans or Term Loans shall be deemed, unless the context otherwise requires, to include references to Revolving Credit Loans made pursuant to Incremental Revolving Commitments and Incremental Term Loans that are Term Loans, respectively, made pursuant to this Agreement.
(f)    Adjustment of Revolving Credit Loans. To the extent the Commitments being increased on the relevant Increase Effective Date are Incremental Revolving Commitments, then each Revolving Credit Lender that is acquiring an Incremental Revolving Commitment on the Increase Effective Date shall make a Revolving Credit Loan to the Borrowers, the proceeds of which will be used to prepay the Revolving Credit Loans of the other Revolving Credit Lenders immediately prior to such Increase Effective Date, so that, after giving effect thereto, the Revolving Credit Loans outstanding are held by the Revolving Credit Lenders pro rata based on their Revolving Credit Commitments after giving effect to such Increase Effective Date. If there is a new borrowing of Revolving Credit Loans on such Increase Effective Date, the Revolving Credit Lenders after giving effect to such Increase Effective Date shall make such Revolving Credit Loans in accordance with Section 2.01(b).
(g)    Making of New Term Loans. On any Increase Effective Date on which new Commitments for Term Loans are effective, subject to the satisfaction of the foregoing terms and conditions, each Lender of such new Commitment shall make a Term Loan to the Borrowers in an amount equal to its new Commitment.
(h)    Equal and Ratable Benefit. The Loans and Commitments established pursuant to this Section shall constitute Loans and Commitments hereunder, and shall be entitled to all the benefits afforded by this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guaranty (including without limitation any Joinder Agreement) and security interests created by the Collateral Documents, except that the new Loans may be subordinated in right of payment or the Liens securing the new Loans may be subordinated, in each case, to the extent set forth in the Increase Joinder. The Loan Parties shall take any actions reasonably required by the Administrative Agent to ensure and/or demonstrate that the Lien and security interests granted by the Collateral Documents continue to be perfected under the Uniform Commercial Code or otherwise after giving effect to the establishment of any such class of Term Loans or any such new Commitments.

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(i)    Most Favored Lender. If at any time an Increase Joinder includes, or an Incremental Commitment is subject to, any negative or financial covenant which is not contained in this Agreement, then, effective on the date of execution of such Increase Joinder or other document, as the case may be, such covenants and related definitions (collectively, the “Incorporated Covenants”) shall then and thereupon (mutatis mutandis) be deemed to have been incorporated herein; and any breach or event of default in respect of any such Incorporated Covenant shall, subject to the foregoing and the lapse of any grace or cure period provided under the applicable Increase Joinder, be deemed to be an Event of Default hereunder subject to all applicable terms and provisions of this Agreement, including, without limitation, the right of the Required Lenders to waive or not waive any breach thereof (independent of any right of any other creditor of any Borrower or such Subsidiary in respect of any such Incorporated Covenants). Notwithstanding the foregoing, any amendment, elimination or termination of, or waiver or consent with respect to, any such Incorporated Covenant by the parties to such Increase Joinder or other document (including as a result of the termination or repayment in full of the Incremental Commitment with respect to which such Incorporated Covenants have become effective) shall then and thereupon (mutatis mutandis) constitute an amendment, elimination or termination, as the case may be, of, or waiver or consent with respect to, such Incorporated Covenant hereunder.
(j)    Conflicting Provisions. This Section shall supersede any provisions in Section 2.13 or 10.01 to the contrary.
2.15    Cash Collateral.
(a)    Certain Credit Support Events. If (i) the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, (ii) as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, (iii) the Borrowers shall be required to provide Cash Collateral pursuant to Section 8.02(c), or (iv) there shall exist a Defaulting Lender, the Borrowers shall immediately (in the case of clause (iii) above) or within one Business Day (in all other cases) following any request by the Administrative Agent or the L/C Issuer, provide Cash Collateral in an amount not less than the applicable Minimum Collateral Amount (determined in the case of Cash Collateral provided pursuant to clause (iv) above, after giving effect to Section 2.16(a)(iv) and any Cash Collateral provided by the Defaulting Lender).
(b)    Grant of Security Interest. Each Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuer and the Lenders, and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.15(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent or the L/C Issuer as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrowers will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. All Cash Collateral (other than credit support not

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constituting funds subject to deposit) shall be maintained in blocked deposit accounts at Bank of America. The Borrowers shall pay on demand therefor from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral.
(c)    Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.15 or Sections 2.03, 2.04, 2.05, 2.16 or 8.02 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.
(d)    Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 10.06(b)(vi))) or (ii) the determination by the Administrative Agent and the L/C Issuer that there exists excess Cash Collateral; provided, however, (x) any such release shall be without prejudice to, and any disbursement or other transfer of Cash Collateral shall be and remain subject to, any other Lien conferred under the Loan Documents and the other applicable provisions of the Loan Documents, and (y) the Person providing Cash Collateral and the L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.
2.16    Defaulting Lenders.
(a)    Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:
(i)    Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 10.01.
(ii)    Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 10.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the L/C Issuer or Swing Line Lender hereunder; third, to Cash Collateralize the L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.15; fourth, as the Borrowers may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required

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by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Company, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.15; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or the Swing Line Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against that Defaulting Lender as a result of that Defaulting Lender's breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, that Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swing Line Loans are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.16(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.16(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.
(iii)    Certain Fees.
(A)    No Defaulting Lender shall be entitled to receive any commitment or ticking fee pursuant to Section 2.09(a) or Section 2.09(b) for any period during which that Lender is a Defaulting Lender (and the Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).
(B)    Subject to Section 2.16(a)(ii), each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.15.
(C)    With respect to any fee payable pursuant to Section 2.09(a) or Section 2.09(b) or any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrowers shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swing Line Loans that has

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been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the L/C Issuer and Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to the L/C Issuer’s or Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee.
(iv)    Reallocation of Applicable Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Commitment) upon prior notice to the Company and such Non-Defaulting Lenders, but only to the extent that (x) the conditions set forth in Section 4.02 are satisfied at the time of such reallocation (and, unless the Company shall have otherwise notified the Administrative Agent promptly after receipt of notice of such reallocation, the Borrowers shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate principal amount at such time of any Non-Defaulting Lender’s outstanding Revolving Credit Loans and such Non-Defaulting Lender’s participation in L/C Obligations and Swing Line Loans at such time to exceed such Non-Defaulting Lender’s Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(v)    Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, the Borrowers shall, without prejudice to any right or remedy available to it hereunder or under applicable Law, (x) first, prepay Swing Line Loans in an amount equal to the Swing Line Lender’s Fronting Exposure and (y) second, Cash Collateralize the L/C Issuers’ Fronting Exposure in accordance with the procedures set forth in Section 2.15. The notice and minimum amount provisions of Section 2.05(b) shall not apply to any prepayments made pursuant to this Section 2.16(a)(v).
(b)    Defaulting Lender Cure. If the Company, the Administrative Agent, Swing Line Lender and the L/C Issuer agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Credit Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.16(a)(iv)), whereupon that Lender will cease to be a

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Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

ARTICLE III.    TAXES, YIELD PROTECTION AND ILLEGALITY
3.01    Taxes.
(a)    Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. (v) Any and all payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of the Administrative Agent) require the deduction or withholding of any Tax from any such payment by the Administrative Agent or a Loan Party, then the Administrative Agent or such Loan Party shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.
(ii)    If any Loan Party or the Administrative Agent shall be required by the Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding taxes, from any payment, then (A) the Administrative Agent shall withhold or make such deductions as are determined by the Administrative Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.
(iii)    If any Loan Party or the Administrative Agent shall be required by any applicable Laws other than the Code to withhold or deduct any Taxes from any payment, then (A) such Loan Party or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) such Loan Party or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

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(b)    Payment of Other Taxes by the Borrowers. Without limiting the provisions of subsection (a) above, the Borrowers shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(c)    Tax Indemnifications. (i) Each Borrower shall, and does hereby, jointly and severally, indemnify each Recipient, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Lender or the L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error. Each Borrower shall, and does hereby, jointly and severally, indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, for any amount which a Lender or the L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below.
(ii)    Each Lender and the L/C Issuer shall, and does hereby, severally indemnify, and shall make payment in respect thereof within 10 days after demand therefor, (x) the Administrative Agent against any Indemnified Taxes attributable to such Lender or the L/C Issuer (but only to the extent that the Borrowers have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrowers to do so), (y) the Administrative Agent and the Borrowers, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.06(d) relating to the maintenance of a Participant Register and (z) the Administrative Agent and the Borrowers, as applicable, against any Excluded Taxes attributable to such Lender or the L/C Issuer, in each case, that are payable or paid by the Administrative Agent or the Borrowers in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender and the L/C Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or the L/C Issuer, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii).
(d)    Evidence of Payments. Upon request by the Company or the Administrative Agent, as the case may be, after any payment of Taxes by the Borrowers or by the Administrative Agent to a Governmental Authority as provided in this Section 3.01, the Company shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Company, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of

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any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Company or the Administrative Agent, as the case may be.
(e)    Status of Lenders; Tax Documentation. (vi) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Company and the Administrative Agent, at the time or times reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Company or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Administrative Agent as will enable the Company or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)    Without limiting the generality of the foregoing, in the event that any Borrower is a U.S. Person,
(A)    any Lender that is a U.S. Person shall deliver to the Company and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(B)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), whichever of the following is applicable:
(I)    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

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(II)    executed copies of IRS Form W-8ECI;
(III)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit K-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable); or
(IV)    to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or W-8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit K-2 or Exhibit K-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit K-4 on behalf of each such direct and indirect partner;
(C)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Company or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)    if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Company and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Company and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of

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this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(iii)    Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Administrative Agent in writing of its legal inability to do so.
(f)    Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or the L/C Issuer, or have any obligation to pay to any Lender or the L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or the L/C Issuer, as the case may be. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by the Borrowers or with respect to which the Borrowers have paid additional amounts pursuant to this Section, it shall pay to the Borrowers an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrowers under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Borrower, upon the request of the Recipient, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to the Borrowers pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This subsection shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Borrower or any other Person.
(g)    Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender or the L/C Issuer, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.
(h)    FATCA. For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the Closing Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
3.02    Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to the Eurodollar Rate, or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of,

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Dollars in the London interbank market, then, on notice thereof by such Lender to the Company through the Administrative Agent, (i) any obligation of such Lender to make, maintain, fund or continue Eurodollar Rate Loans or to convert Base Rate Loans to Eurodollar Rate Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurodollar Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurodollar Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurodollar Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurodollar Rate. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted.

3.03    Inability to Determine Rates. If in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof, (a)  the Administrative Agent determines that (i) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, or (ii) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with an existing or proposed Base Rate Loan (in each case with respect to clause (a)(i) above, “Impacted Loans”), or (b) the Administrative Agent or the Required Lenders determine that for any reason the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurodollar Rate Loan, the Administrative Agent will promptly so notify the Company and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended (to the extent of the affected Eurodollar Rate Loans or Interest Periods) and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the affected Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

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Notwithstanding the foregoing, if the Administrative Agent has made the determination described in clause (a)(i) of this Section, the Administrative Agent, in consultation with the Company and the affected Lenders, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (1) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (a) of the first sentence of this Section, (2) the affected Lenders notify the Administrative Agent and the Company that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (3) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Company written notice thereof.
3.04    Increased Costs; Reserves on Eurodollar Rate Loans.
(a)    Increased Costs Generally. If any Change in Law shall:
(i)    impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(e)) or the L/C Issuer;
(ii)    subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)    impose on any Lender or the L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Rate Loans made by such Lender or any Letter of Credit or participation therein;
and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan the interest on which is determined by reference to the Eurodollar Rate (or, in the case of clause (ii) above, any Loan), or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Borrowers will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

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(b)    Capital Requirements. If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swing Line Loans held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered.
(c)    Certificates for Reimbursement. A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section containing a certification of a responsible officer of such Lender or the L/C Issuer that such costs have not been imposed on the Borrowers disproportionately with other similarly situated borrowers and delivered to the Company shall be conclusive absent manifest error. The Borrowers shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.
(d)    Delay in Requests. Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided that the Borrowers shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).
(e)    Reserves on Eurodollar Rate Loans. The Borrowers shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurodollar Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the Company shall have received at least 10 days’ prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice 10 days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 10 days from receipt of such notice.

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3.05    Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:
(a)    any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);
(b)    any failure by the Borrowers (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrowers;
(c)    any failure by the Borrowers to make payment of any drawing under any Letter of Credit (or interest due thereon) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency; or
(d)    any assignment of a Eurodollar Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Company pursuant to Section 10.13;
including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.
For purposes of calculating amounts payable by the Borrowers to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.
3.06    Mitigation Obligations; Replacement of Lenders.
(a)    Designation of a Different Lending Office. Each Lender may make any Credit Extension to the Borrowers through any Lending Office, provided that the exercise of this option shall not affect the obligation of the Borrowers to repay the Credit Extension in accordance with the terms of this Agreement. If any Lender requests compensation under Section 3.04, or the Borrowers are required to pay any Indemnified Taxes or additional amount to any Lender, the L/C Issuer, or any Governmental Authority for the account of any Lender or the L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Company such Lender or the L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or the L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or the L/C Issuer, as the case may be, to any unreimbursed cost or expense and

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would not otherwise be disadvantageous to such Lender or the L/C Issuer, as the case may be. Each Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or the L/C Issuer in connection with any such designation or assignment.
(b)    Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if any Borrower is required to pay Indemnified Taxes or any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a), the Borrowers may replace such Lender in accordance with Section 10.13.
3.07    Survival. All of the Borrowers’ obligations under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder, and resignation of the Administrative Agent.
ARTICLE IV.    CONDITIONS PRECEDENT TO CREDIT EXTENSIONS
4.01    Conditions to Effectiveness and Initial Credit Extension. The effectiveness of this Agreement as an amendment and restatement of the Existing Credit Agreement and the obligation of the L/C Issuer and each Lender to make its initial Credit Extension hereunder or to continue its Credit Extensions hereunder, as applicable, are subject to satisfaction of the following conditions precedent:
(a)    Unless waived by all the Lenders (or by the Administrative Agent with respect to items specified in clause (vi) below with respect to which the Borrowers have given assurances satisfactory to the Administrative Agent that such items shall be delivered promptly following the Closing Date), the Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent, the Collateral Agent and each of the Lenders:
(i)    executed counterparts of this Agreement and the Guaranty, sufficient in number for distribution to the Administrative Agent, each Lender and each Borrower;
(ii)    (A) a Revolving Credit Note executed by the Borrowers in favor of each Revolving Credit Lender requesting a Revolving Credit Note and (B) a Term Note executed by the Borrowers in favor of each Term Lender requesting a Term Note;
(iii)    in connection with the executed Security Agreement and Pledge Agreement currently on file with the Collateral Agent, to the extent not previously delivered to the Administrative Agent or the Collateral Agent:
(A)    Uniform Commercial Code financing statements (and any amendments thereto, as applicable) suitable in form and substance for filing in all places required by applicable Law to perfect the Liens of the Collateral Agent under the Security Instruments as a first priority Lien as to items of Collateral in which a security interest may be perfected by the filing of financing statements, and such other documents and/or evidence of other

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actions as may be reasonably necessary under applicable Law to perfect the Liens of the Collateral Agent under such Security Instruments as a first priority Lien in and to such other Collateral as the Collateral Agent may require, including without limitation the delivery by any Borrower or any other Loan Party of all certificates evidencing pledged interests, accompanied in each case by duly executed stock powers (or other appropriate transfer documents) in blank affixed thereto;
(B)    the originals of all promissory notes issued in connection with Indebtedness permitted by Section 7.03(e), together with duly executed undated endorsements in blank affixed thereto;
(C)    except with the express prior written consent of the Collateral Agent in each instance, with respect to the Investment Property (as defined in the Security Agreement) listed on Schedule 9(e) of the Security Agreement, Qualifying Control Agreements (as defined in the Security Agreement) from the applicable securities intermediary;
(D)    except with the express prior written consent of the Collateral Agent in each instance, with respect to the Deposit Accounts (as defined in the Security Agreement) listed on Schedule 9(f) of the Security Agreement, Qualifying Control Agreements (as defined in the Security Agreement) from the applicable depositary institutions; and
(E)    evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect, together with the certificates of insurance and endorsements, naming the Collateral Agent, on behalf of the Secured Parties, as an additional insured or lender’s loss payee, as the case may be, under all insurance policies maintained with respect to the assets and properties of the Loan Parties that constitute Collateral;
(vi)    in connection with the executed Mortgages with respect to each Mortgaged Property listed on Exhibit I currently on file with the Collateral Agent, to the extent not previously delivered to the Administrative Agent or the Collateral Agent, or as otherwise reasonably requested by the Administrative Agent or the Collateral Agent:
(A)    to the extent necessary under applicable Law, for filing in the appropriate county land office(s), Uniform Commercial Code financing statements covering fixtures, if required, in each case appropriately completed;
(B)    mortgage policies of title insurance (which, if satisfactory to the Collateral Agent, may be in the form of a mark-up of pro forma mortgage policies which are satisfactory to the Collateral Agent subsequently to be followed by mortgage policies) relating to each Mortgage of the Mortgaged Property referred to above, issued by a title insurer reasonably satisfactory to the Collateral Agent (the “Title Company”), in an insured amount satisfactory to the Collateral Agent and insuring the Collateral Agent that the

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Mortgage on each such Mortgaged Property is a valid and enforceable first priority mortgage lien on such Mortgaged Property, free and clear of all defects and encumbrances except Liens permitted by Section 7.01, with each such mortgage policy (i) to be in form and substance satisfactory to the Collateral Agent, (ii) to include a reference to the relevant survey with no survey exceptions except those theretofore approved by the Collateral Agent (such approval not to be unreasonably withheld or delayed), (iii) not to include any exception(s) for mechanic’s liens, and (iv) to provide for affirmative insurance and endorsements (to the extent applicable and available in the relevant jurisdiction) as the Collateral Agent may reasonably request;
(C)    (i) surveys for each Mortgaged Property sufficient for the Title Company to remove the standard survey exceptions from the title insurance policies and issue the endorsements required in clause (B)(iv) above, or (ii) affidavits delivered to the title insurer sufficient for the Title Company to remove the standard survey exceptions from the title policies and issue the endorsements referenced in clause (B)(iv) above;
(D)    evidence (which may be satisfied by appropriate instructions in the funds flow memorandum) of payment to the title insurer of all expenses and premiums of the title insurer in connection with the issuance of such policies and endorsements and payment to the Title Company of an amount equal to any fees or taxes, including recording, mortgage, intangible and stamp taxes payable in connection with recording the Mortgages and Uniform Commercial Code financing statements covering fixtures, if applicable, in the appropriate county or state land office(s);
(E)    in connection with any Mortgage and as reasonably requested by the Administrative Agent or the Collateral Agent, customary opinions of counsel in the jurisdiction where each such Mortgaged Property is located; and
(F)    evidence of flood insurance coverage satisfactory to the Collateral Agent for each Mortgaged Property located in a specified flood hazard zone pursuant to a Standard Flood Hazard Determination;
(v)    such certificates of resolutions or other action, incumbency certificates and/or other certificates (including specimen signatures) of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;
(vi)    such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in the jurisdiction of its organization or formation;

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(vii)    a customary opinion, addressed to the Administrative Agent, Collateral Agent and each Lender, of Jones Day, counsel for the Borrowers and the Loan Parties, and the general counsel or assistant general counsel for the Borrowers and the Loan Parties, in each case in form and substance satisfactory to the Administrative Agent concerning the Loan Parties and the Loan Documents (which may include some or all of the Mortgages) and as to such matters and jurisdictions as the Administrative Agent, Collateral Agent may reasonably request;
(viii)    a certificate of a Responsible Officer of the Company either (A) attaching copies of all consents, licenses and approvals required by any Governmental Authority or any other Person in connection with the execution, delivery and performance by each Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required (except for (x) the consents, licenses and approvals which have been duly obtained, taken, given or made and (y) the filing of Uniform Commercial Code financing statements and the recording of Mortgages pursuant to the Loan Documents);
(ix)    a certificate signed by a Responsible Officer of each Borrower certifying (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied and (B) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;
(x)    executed counterparts of the Post-Closing Agreement;
(xi)    executed counterparts by each Lender to this Agreement as of the Closing Date of a joinder to the Permitted Notes Intercreditor Agreement in accordance with Section 22 thereof, sufficient in number for distribution to the Administrative Agent, the Collateral Agent, the Permitted Noteholders and the Borrowers, and evidence satisfactory to the Administrative Agent that no default or event of default under the Permitted Notes Documents exists, or would result from the effectiveness of this Agreement or any Credit Extension hereunder or from the application of the proceeds thereof on the Closing Date;
(xii)    a certificate signed by the chief financial officer of the Company certifying that, after giving effect to this Agreement and the Credit Extensions made or continued on the Closing Date, (A) each Borrower, individually, is Solvent and (B) each Guarantor, together with the other Loan Parties, is Solvent.
(xiii)    such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the Collateral Agent, the L/C Issuer, the Swing Line Lender or the Required Lenders reasonably may require.
(b)    Any fees required to be paid on or before the Closing Date shall have been paid.
(c)    Unless waived by the Administrative Agent, the Borrowers shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least two Business Days prior to or on

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the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent).
Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.
4.02    Conditions to all Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurodollar Rate Loans) is subject to the following conditions precedent:
(a)    The representations and warranties of each Borrower and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such Credit Extension, except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects, and except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01.
(b)    No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof.
(c)    The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof (except in the case of Credit Extensions made or deemed to be made under Sections 2.14(b)(v) and 2.16(a)(iv).
(d)    In the case of a Letter of Credit to be denominated in an Alternative Currency, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent or the L/C Issuer would make it impracticable for such Letter of Credit to be denominated in the relevant Alternative Currency.
Each Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Eurodollar Rate Loans) submitted by the Company shall be

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deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

ARTICLE V.    REPRESENTATIONS AND WARRANTIES
The Company represents and warrants to the Administrative Agent and the Lenders that:
5.01    Existence, Qualification and Power. Each Borrower and each of its Subsidiaries (a) is a corporation, partnership or limited liability company, duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all governmental licenses, authorizations, consents and approvals (i) to own its assets, carry on its business and (ii) to execute, deliver, and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, and (d) is in compliance with all Laws, except in each case referred to in subsection (b)(i), (c) or (d) of this Section, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
5.02    Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, (i) any Contractual Obligation to which such Person is a party or (ii) any material order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect; or (c) to the knowledge of any Responsible Officer of any Loan Party, violate any Law. Each Loan Party and each Subsidiary thereof is in compliance with all Contractual Obligations referred to in clause (b)(i), except to the extent that any such conflict, breach, contravention, creation or violation could not reasonably be expected to have a Material Adverse Effect.
5.03    Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, except for (a) the authorizations, approvals, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect or (b) the filing of Uniform Commercial Code financing statements and the recording of Mortgages pursuant to the Loan Documents.
5.04    Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or

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other similar laws generally affecting the rights of creditors, and subject to equitable principles of general application.
5.05    Financial Statements; No Material Adverse Effect.
(a)    The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of the Company and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Company and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.
(b)    The unaudited consolidated financial statements of the Company and its Subsidiaries, dated June 30, 2015, contained in the related quarterly report on Form 10-Q filed with the SEC (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and subject to the absence of footnotes and ordinary, good faith year end audit adjustments; (ii) fairly present in all material respects the financial condition of the Company and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Company and its consolidated Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.
(c)    Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.
(d)    As of the Closing Date, there exists no Project Debt, other than as specifically identified on Schedule 5.05(d).
5.06    Litigation. Except as specifically disclosed on Schedule 5.06, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of any Borrower after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against any Borrower or any of its Subsidiaries or against any of their properties or revenues that (a) purport to adversely affect this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) if determined adversely, could reasonably be expected to have a Material Adverse Effect.
5.07    No Default. Neither any Borrower nor any Subsidiary is in default under or with respect to (a) any Permitted Notes Documents or (b) any Contractual Obligation, in each case that could be reasonably expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.
5.08    Ownership of Property; Liens. Each of the Borrowers and their respective Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property

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necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. As of the Closing Date, the property of each Borrower and its Subsidiaries is not subject to any Lien, other than Liens permitted by Section 7.01. The Mortgaged Properties listed on Exhibit I constitute all of the material real properties owned by the Loan Parties as of the Closing Date.
5.09    Environmental Compliance.
(a)    The on-going operations of each Borrower and each of its Subsidiaries, after the Closing Date, comply in all respects with all Environmental Laws, except such non-compliance that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
(b)    Except as specifically identified on Schedule 5.09, or except to the extent that noncompliance would not reasonably be expected to result in a Material Adverse Effect, each Borrower and each of its Subsidiaries have obtained all licenses, permits, authorizations and registrations required under any Environmental Law (“Environmental Permits”) necessary for their respective operations, and all such Environmental Permits are in good standing, and each Borrower and each of its Subsidiaries are in compliance with all terms and conditions of such Environmental Permits.
(c)    Except as specifically identified on Schedule 5.09, none of any Borrower or any of its Subsidiaries or any of their present property or operations is subject to any (i) outstanding written order from or agreement with any Governmental Authority or other Person, or (ii) judicial or docketed administrative proceeding respecting any Environmental Law, Environmental Claim or Hazardous Material., other than, in the case of clause (i), any such order or agreement the breach or violation of which would not reasonably be expected to result in a Material Adverse Effect and, in the case of clause (ii), any such proceeding that if determined adversely to the Company or any of its Subsidiaries would not reasonably be expected to result in a Material Adverse Effect.
(d)    There are no conditions or circumstances relating to any property of any Borrower or its Subsidiaries, or arising from operations of any Borrower or its Subsidiaries conducted prior to the Closing Date that, together with all other such conditions and circumstances relating to all other properties and operations, may give rise to Environmental Claims with a potential liability as to the Company and its Subsidiaries together that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.
(e)    Except as specifically identified on Schedule 5.09, as of the Closing Date, no Borrower has knowledge of any oral or written notification of a Release of a Hazardous Material has been filed by or on behalf of such Borrower or any of its Subsidiaries and no site, facility or vessel now or previously owned, operated or leased by such Borrower or any of its Subsidiaries is listed or to the knowledge of such Borrower or any of its Subsidiaries proposed for listing on any federal or state list of sites requiring investigation or clean-up.
5.10    Insurance. The properties of each Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of any Borrower, in such amounts,

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with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where such Borrower or the applicable Subsidiary operates.
5.11    Taxes. Each Borrower and its Subsidiaries have filed (or have obtained appropriate extensions in respect of) all Federal, all material state and other material tax returns and reports required to be filed, and have paid (or have obtained appropriate extensions in respect of) all Federal, all material state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. To the Borrowers’ knowledge, there is no proposed (in writing) tax assessment against any Borrower or any Subsidiary that would, if made, have a Material Adverse Effect. Neither any Borrower nor any of its Subsidiaries is party to any tax sharing agreement.
5.12    ERISA Compliance.
(a)    To the Borrowers’ knowledge, each Plan that is maintained or sponsored by the Company or an ERISA Affiliate is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state laws, except where failure to comply could not reasonably be expected to have a Material Adverse Effect. To the Borrowers’ knowledge, each Pension Plan that is maintained or sponsored by the Company or an ERISA Affiliate and that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is either currently being processed by the Internal Revenue Service or is not yet due under the Internal Revenue Service’s determination letter filing program. To the knowledge of the Borrowers, nothing has occurred that would reasonably be expected to prevent or cause the loss of such tax-qualified status.
(b)    There are no pending or, to the knowledge of the Borrowers, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.
(c)    Except as could not reasonably be expected to have a Material Adverse Effect, (i) no ERISA Event has occurred, and neither the Company nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (ii) the Company and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and neither the Company nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage

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for any such plan to drop below 60% as of the most recent valuation date; (iv) neither the Company nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (v) neither the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Pension Plan has been terminated within the preceding five years by the plan administrator thereof nor by the PBGC, and to the knowledge of the Borrowers, no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan.
5.13    Subsidiaries; Equity Interests.
(a)    As of the Closing Date, the Company has no Subsidiaries other than those specifically disclosed in Part (1) of Schedule 5.13(a), and has no equity investments in any other corporation or entity (including GLC Ventures and Construction JVs) other than those specifically disclosed in Part (2) of Schedule 5.13(a) and investments held in securities accounts.
(b)    As of the Closing Date, there exist no Permitted Notes Guarantors, other than as listed on Schedule 5.13(b).
5.14    Margin Regulations; Investment Company Act.
(a)    No Borrower is engaged and no Borrower will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.
(b)    None of any Borrower, any Person Controlling any Borrower, or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or any other federal or state statute or regulation limiting its ability to incur Indebtedness.
5.15    Disclosure. The documents, certificates and written statements (including the Loan Documents) furnished to the Administrative Agent and the Lenders by any Borrower or any Subsidiary for use in connection with the transactions contemplated by this Agreement, taken as a whole and in light of the circumstances under which they were made, do not contain any untrue statement of a material fact or omit to state a material fact (known to any Borrower in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not misleading (it being recognized by the Administrative Agent and the Lenders that projections and forecasts provided to them by any Borrower are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ materially from the projected or forecasted results).
5.16    Intellectual Property; Licenses, Etc. To the Borrowers’ knowledge, each Borrower and its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses, taken as a

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whole, except as could not reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Borrowers, no slogan or other advertising device, product, process, method, substance, part or other material employed or contemplated to be employed by any Borrower or any Subsidiary infringes upon any rights held by any other Person, except as could not reasonably be expected to have a Material Adverse Effect. Except as specifically disclosed in Schedule 5.16, no claim or litigation regarding any of the foregoing is pending or, to the knowledge of the Borrowers, threatened in writing, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Borrowers, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.
5.17    Swap Contracts. Each Borrower and its Subsidiaries have each voluntarily entered into each Swap Contract to which it is a party based upon its own independent assessment of its consolidated assets, liabilities and commitments in each case as an appropriate means of mitigating and managing risks associated with such matters.
5.18    Labor Relations. There are no strikes, lockouts or other labor disputes against any Borrower or any of its Subsidiaries, or, to the Borrowers’ knowledge, threatened against or affecting any Borrower or any of its Subsidiaries, and no significant unfair labor practice complaint is pending against any Borrower or any of its Subsidiaries or, to the best knowledge of the Borrowers, threatened in writing against any of them before any Governmental Authority, which could reasonably be expected to result in a Material Adverse Effect.
5.19    Solvency. Each Borrower and each of the Loan Parties is Solvent.
5.20    Taxpayer Identification Number. As of the Closing Date, each Borrower’s true and correct taxpayer identification number is set forth on Schedule 10.02.
5.21    Representations as to Foreign Obligors. Each Borrower and each Foreign Obligor represents and warrants to the Administrative Agent and the Lenders that:
(a)    Such Foreign Obligor is subject to civil and commercial Laws with respect to its obligations under this Agreement and the other Loan Documents to which it is a party (collectively as to such Foreign Obligor, the “Applicable Foreign Obligor Documents”), and the execution, delivery and performance by such Foreign Obligor of the Applicable Foreign Obligor Documents constitute and will constitute private and commercial acts and not public or governmental acts. Neither such Foreign Obligor nor any of its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of the jurisdiction in which such Foreign Obligor is organized and existing in respect of its obligations under the Applicable Foreign Obligor Documents.
(b)    The Applicable Foreign Obligor Documents are in proper legal form under the Laws of the jurisdiction in which such Foreign Obligor is organized and existing for the enforcement thereof against such Foreign Obligor under the Laws of such jurisdiction, and to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Foreign Obligor Documents. Except as disclosed to the Administrative Agent from time to time, it is not necessary to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Foreign Obligor Documents that the Applicable Foreign Obligor Documents be filed, registered or recorded with, or executed or

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notarized before, any court or other authority in the jurisdiction in which such Foreign Obligor is organized and existing or that any registration charge or stamp or similar tax be paid on or in respect of the Applicable Foreign Obligor Documents or any other document, except for (i) any such filing, registration, recording, execution or notarization as has been made or is not required to be made until the Applicable Foreign Obligor Document or any other document is sought to be enforced and (ii) any charge or tax as has been timely paid.
(c)    Except as disclosed to the Administrative Agent from time to time, there is no tax, levy, impost, duty, fee, assessment or other governmental charge, or any deduction or withholding, imposed by any Governmental Authority in or of the jurisdiction in which such Foreign Obligor is organized and existing either (i) on or by virtue of the execution or delivery of the Applicable Foreign Obligor Documents or (ii) on any payment to be made by such Foreign Obligor pursuant to the Applicable Foreign Obligor Documents, except as has been disclosed to the Administrative Agent.
(d)    Except as disclosed to the Administrative Agent from time to time, the execution, delivery and performance of the Applicable Foreign Obligor Documents executed by such Foreign Obligor are, under applicable foreign exchange control regulations of the jurisdiction in which such Foreign Obligor is organized and existing, not subject to any notification or authorization except (i) such as have been made or obtained or (ii) such as cannot be made or obtained until a later date (provided that any notification or authorization described in clause (ii) shall be made or obtained as soon as is reasonably practicable).
5.22    OFAC. Neither the Company nor, to the knowledge of a Responsible Officer of any Loan Party, any Related Party, is an individual or entity that is, or is owned or controlled by any individual or entity that is (a) currently the subject of any Sanctions, (b) included on OFAC’s List of Specially Designated nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant Governmental Authority identified in the definition of “Sanctions” or (c) located, organized or resident in a Designated Jurisdiction.
5.23    Security Instruments. The provisions of the Security Instruments are effective to create in favor of the Collateral Agent for the benefit of the Secured Parties a legal, valid and enforceable first priority Lien (subject to Liens permitted by Section 7.01) on all right, title and interest of the respective Loan Parties in the Collateral described therein. Except for filings and actions contemplated hereby and by the Security Instruments, no filing or other action will be necessary to perfect or protect such Liens.
5.24    Anti-Corruption Laws. The Company and its Subsidiaries have conducted their businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions, in each case, that is applicable to the Company and its Subsidiaries. The Company has instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

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ARTICLE VI.    AFFIRMATIVE COVENANTS
So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied (other than contingent indemnification obligations and other obligations that purport to survive termination of this Agreement), or any Letter of Credit shall remain outstanding (unless Cash Collateralized to the reasonable satisfaction of the Administrative Agent), the Company shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.14) cause each Subsidiary to:
6.01    Financial Statements. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:
(a)    as soon as available, but in any event within 90 days after the end of each fiscal year of the Company (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with GAAP and shall not be subject to any qualifications or exceptions as to the scope of the audit nor to any qualifications or exceptions not reasonably acceptable to the Required Lenders, or (ii) an SEC Form 10-K for the Company (excluding the exhibits thereto) relating to such fiscal year;
(b)    as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal quarter, the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal quarter and for the portion of the Company’s fiscal year then ended, setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Company as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Company and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes, or (ii) an SEC Form 10-Q for the Company (excluding the exhibits thereto) relating to such fiscal quarter; and
(c)    as soon as available, but in any event within 120 days after the end of each fiscal year of the Company, a consolidated operating budget (to include, without limitation, a balance sheet and the related statements of income or operations, shareholders’ equity and cash flows for such fiscal year) for the Company and its Subsidiaries for such fiscal year, in each case prepared in accordance with GAAP on a consistent basis (it being recognized by the Administrative Agent and the Lenders that projections and forecasts provided to them by any Borrower are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ materially from the projected or forecasted results).

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6.02    Certificates; Other Information. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:
(a)    concurrently with the delivery of the financial statements referred to in Section 6.01(a) (unless included in the applicable SEC Form 10-K), a certificate of its independent certified public accountants certifying such financial statements;
(b)    concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Company (which delivery may, unless the Administrative Agent, or a Lender requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes);
(c)    promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Company, and copies of all annual, regular, periodic and special reports and registration statements which the Company may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto; and
(d)    promptly, such additional information regarding the business, financial or corporate affairs of the Company or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request.
Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(c) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Company posts such documents, or provides a link thereto on the Company’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Company’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Company shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to the Company to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Company shall notify the Administrative Agent (by telecopier or electronic mail) of the posting of any such documents and, upon the Administrative Agent’s request, provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Company with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.
Each Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arranger may, but shall not be obligated to, make available to the Lenders and the L/C Issuer materials and/or information

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provided by or on behalf of the Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, Syndtrak or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrowers or their Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Each Borrower hereby agrees that so long as any Borrower is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” such Borrower shall be deemed to have authorized the Administrative Agent, the Arranger, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to any Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.”
6.03    Notices. Promptly notify the Administrative Agent:
(a)    of the occurrence of any Default or Event of Default;
(b)    of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of any Borrower or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between any Borrower or any Subsidiary and any Governmental Authority; (iii) the commencement of, or any material development in, any litigation or proceeding affecting any Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws; or (iv) any labor controversy resulting in or reasonably expected to result in, any strike, work stoppage, boycott, shutdown or other labor disruption against or involving any Borrower or any Subsidiary that would materially impact the operations of any Borrower or any Subsidiary;
(c)    of the occurrence of any ERISA Event that has resulted or could reasonably be expected to result in a Material Adverse Effect;
(d)    of any material change in accounting policies or financial reporting practices by any Borrower or any Subsidiary, including any determination by any Borrower referred to in Section 2.10;
(e)    if applicable, upon the request from time to time of the Administrative Agent, of the Swap Termination Values, together with a description of the method by which such values were determined,

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relating to any Swap Contracts then outstanding to which any Borrower or any of its Subsidiaries is a party;
(f)    upon, but in no event later than ten days after, receiving written notice of (i) any and all enforcement, cleanup, removal or other governmental or regulatory actions involving a potential liability in excess of $25,000,000 in the aggregate instituted, completed or threatened against any Borrower or any Subsidiary or any of their properties pursuant to any applicable Environmental Laws, (ii) all other Environmental Claims involving any Borrower or a Subsidiary with a potential liability in excess of $25,000,000 in the aggregate, and (iii) any environmental or similar condition on any real property adjoining or in the vicinity of the property of any Borrower or any Subsidiary that could reasonably be anticipated to cause such property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such property under any Environmental Laws and involving a potential liability in excess of $25,000,000 in the aggregate; and
(g)    of any amendment or other change to any covenant, default or event of default in any Permitted Notes Document (including the addition of any covenant, default or event of default not contained in the Permitted Notes Documents as of the date hereof) that makes such covenant, default or event of default more restrictive as to any Loan Party.
Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Company setting forth details of the occurrence referred to therein and stating what action, if any, the Borrowers have taken and propose to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.
6.04    Payment of Obligations. Pay and discharge as the same shall become due and payable (a) all material Federal and state tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary; (b) all lawful claims which, if unpaid, would by law become a Lien (other than a Permitted Lien) upon its property; and (c) all Indebtedness (other than Indebtedness the non-payment of which would not violate Section 8.01(e)), as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness, in the case of each of clauses (a), (b) and (c) where the failure to pay or discharge could reasonably be expected to have a Material Adverse Effect.
6.05    Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05, except to the extent a failure by a Subsidiary that is not a Loan Party to maintain good standing could not reasonably be expected to have a Material Adverse Effect; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

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6.06    Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted except where the failure by a Subsidiary that is not a Loan Party to do so could not reasonably be expected to have a Material Adverse Effect; (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities.
6.07    Maintenance of Insurance. (a) Maintain with financially sound and reputable insurance companies not Affiliates of any Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons; and (b) without limiting the foregoing, at all times other than during any Collateral Release Period, (i) maintain, if available, fully paid flood hazard insurance with respect to each Mortgaged Property containing a Building (as defined in Section 208.25 of Regulation H of the FRB) that is located in a special flood hazard area, as designated by the Federal Emergency Management Agency of the United States Department of Homeland Security (“FEMA”), on such terms and in such amounts as required by The National Flood Insurance Reform Act of 1994 or as otherwise reasonably required by the Collateral Agent, (ii) upon request, furnish to the Collateral Agent evidence of the renewal of all such policies, and (iii) furnish to the Collateral Agent written notice of any redesignation by FEMA of any such Building into or out of a special flood hazard area promptly upon obtaining knowledge of such redesignation.
6.08    Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith or a bona fide dispute exists with respect thereto; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.
6.09    Books and Records.
(a)    Maintain (i) proper financial records in conformity with GAAP and presented fairly in all material respects, and (ii) properly, all other books and records, in which full, true and correct in all material respects entries in conformity with GAAP consistently applied shall be made of all transactions and matters involving the assets and business of the Company or such Subsidiary, as the case may be; and
(b)    Maintain all books of record and accounts in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Company or such Subsidiary, as the case may be.
6.10    Inspection Rights. Permit representatives and independent contractors of the Administrative Agent to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the

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Borrowers and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company and with representatives of the Company afforded reasonable opportunity to be present; provided, however, that (i) the Loan Parties shall not be obligated to reimburse the expenses associated with more than one (1) visit and inspection per calendar year (subject to clause (ii) below) and (ii) when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrowers at any time during normal business hours and without advance notice.
6.11    Environmental Laws.
(a)    Each Borrower shall, and shall cause each of its Subsidiaries to, conduct its operations and keep and maintain its property in compliance in all material respects with all Environmental Laws, except to the extent that the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.
(b)    Upon written request of the Administrative Agent, each Borrower shall submit and cause each of its Subsidiaries to submit, to the Administrative Agent, at the Borrowers’ sole cost and expense and at reasonable intervals, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice or report required pursuant to Section 6.03(f) and any other environmental, health or safety compliance obligation, remedial obligation or liability, that could, individually or in the aggregate, result in liability in excess of $25,000,000.
6.12    Use of Proceeds. Use the proceeds of the Credit Extensions (a) for working capital, capital expenditures and other general corporate purposes of the Company and its Subsidiaries not in contravention of any Law or of any Loan Document, (b) to finance acquisitions permitted hereunder, and (c) if applicable, to refinance the Indebtedness of the Borrowers under the Existing Credit Agreement.
6.13    Anti-Corruption Laws. Conduct its businesses in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions, in each case, that is applicable to the Company and its Subsidiaries, and maintain policies and procedures designed to promote and achieve compliance with such laws.
6.14    New Material Subsidiaries; Additional Guarantors; After-Acquired Real Property; Release of Collateral.
(a)    On each Guarantor Assessment Date, the Company shall determine whether there exists any new or additional Material Subsidiaries (whether as a result of a Person becoming a Material Subsidiary or being designated as a Material Subsidiary for purposes of satisfying the 80% Threshold), and if so, promptly notify the Administrative Agent of such fact and promptly thereafter (and in any event, with respect to Domestic Subsidiaries, within forty-five (45) days, with respect to Foreign Subsidiaries, within seventy-five (75) days, and solely with respect to Section 6.14(a)(iv), within sixty (60) days, or,

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in any case, such longer period requested by the Company and approved by the Administrative Agent), cause such Person to deliver to the Administrative Agent, as the Administrative Agent shall deem appropriate:
(i)    a Guaranty Joinder Agreement duly executed by such Subsidiary;
(ii)    documents of the types referred to in clauses (v) and (vi) of Section 4.01(a) and, if requested by the Administrative Agent, customary opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (a)), all in form, content and scope reasonably satisfactory to the Administrative Agent;
(iii)    at all times other than during a Collateral Release Period, a Security Joinder Agreement of such Subsidiary, together with such Uniform Commercial Code financing statements naming such Subsidiary as “Debtor” and naming the Collateral Agent for the benefit of the Secured Parties as “Secured Party,” in form, substance and number sufficient in the reasonable opinion of the Collateral Agent and its special counsel to be filed in all Uniform Commercial Code filing offices in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Collateral Agent for the benefit of the Secured Parties the Lien on Collateral conferred under such Security Instrument to the extent such Lien may be perfected by Uniform Commercial Code filing;
(iv)    at all times other than during a Collateral Release Period, Mortgages, title insurance, appraisals and such other real property support documentation with respect to all real property (and related improvements) with a fair market value in excess of $1,000,000 owned by such Subsidiary;
(v)    at all times other than during a Collateral Release Period, if the Subsidiary Securities issued by such Subsidiary that are, or are required to become, Pledged Interests are owned by a Subsidiary who has not then executed and delivered to the Collateral Agent a Pledge Agreement granting a Lien to the Collateral Agent, for the benefit of the Secured Parties, in such equity interests, a Pledge Joinder Agreement executed by the Subsidiary that directly owns such Subsidiary Securities (or, as to the Pledged Interests issued by any Direct Foreign Subsidiary, in a form acceptable to the Administrative Agent), and if such Subsidiary Securities shall be owned by any Borrower or a Subsidiary who has previously executed a Pledge Agreement, a Pledge Agreement Supplement in the form required by such Pledge Agreement pertaining to such Subsidiary Securities;
(vi)    at all times other than during a Collateral Release Period, if the Pledged Interests issued by such Subsidiary constitute securities under Article 8 of the Uniform Commercial Code (a) the certificates representing 100% of such Subsidiary Securities and (b) duly executed, undated stock powers or other appropriate powers of assignment in blank affixed thereto;
(vii)    at all times other than during a Collateral Release Period, Uniform Commercial Code financing statements naming the pledgor as “Debtor” and naming the Collateral Agent for the benefit of the Secured Parties as “Secured Party,” in form, substance and number sufficient

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in the reasonable opinion of the Collateral Agent and its special counsel to be filed in all Uniform Commercial Code filing offices and in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Collateral Agent for the benefit of the Secured Parties the Lien on such Subsidiary Securities;
(viii)    at all times other than during a Collateral Release Period, a supplement to the appropriate schedule attached to the appropriate Security Instruments listing the additional Collateral, certified as true, correct and complete by the Responsible Officer (provided that the failure to deliver such supplement shall not impair the rights conferred under the Security Instruments in after acquired Collateral); and
(ix)    such other assurances, certificates, documents, consents or opinions as the Administrative Agent or Collateral Agent reasonably may require.
Notwithstanding anything to the contrary herein, the Company shall at all times (subject to the 45 or 75 day period noted above or such longer period approved by the Administrative Agent) cause such of its Subsidiaries necessary to meet the 80% Threshold to be Guarantors and to be bound by the terms of a Guaranty.
(b)    If the Company shall determine on any Guarantor Assessment Date in respect of any Subsidiary that is, at such time, a Guarantor, that such Subsidiary is no longer a Material Subsidiary, is no longer a Permitted Notes Guarantor, or is no longer required to be deemed or designated as a Material Subsidiary for purposes of satisfying the 80% Threshold, the Company may deliver to the Administrative Agent a certificate to such effect, certifying also the absence of any Default or Event of Default, whereupon the Administrative Agent, the Collateral Agent and the Lenders shall execute such documents and instruments of release as shall be reasonably satisfactory to the parties, confirming the release of such Subsidiary from the Guaranty.
(c)    At all times other than during a Collateral Release Period, the Company shall cause to be delivered to the Collateral Agent upon the Collateral Agent’s reasonable request, as soon as practicable and in any event within thirty (30) days of the acquisition thereof, a Mortgage on any fee owned real property (and related improvements) with a fair market value in excess of $1,000,000 acquired by any Loan Party after the Closing Date as security for the Secured Obligations, together with the Uniform Commercial Code financing statements covering fixtures, mortgage policies of title insurance, surveys, opinions, evidence of flood insurance coverage and other documents in connection with such Mortgage as the Collateral Agent may reasonably request.
(d)    Notwithstanding any other provision of this Agreement or any other Loan Document, any Lien on the Collateral of any Loan Party granted to or held by the Collateral Agent (on behalf of the Secured Parties) under any Loan Document shall be released and any Loan Party that is a party to any Security Instrument shall be released from its respective obligations thereunder (collectively, the “Release”), including after any re-pledge of the Collateral pursuant to the second proviso of this clause (d), upon the written request of the Company delivered to the Collateral Agent at any time after the Closing Date, provided that (i) no Default or Event of Default shall have occurred and be continuing at such time or would occur immediately after giving effect to such Release, (ii) the Consolidated Fixed Charge Coverage Ratio (calculated as of the last day of each of the four most recently ended fiscal quarters of

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the Company) is greater than or equal to 1.25 to 1.00 for each of such four most recently ended fiscal quarters, (iii) the Consolidated Leverage Ratio (calculated as of the last day of the most recently ended fiscal quarter of the Company) is equal to or less than 2.50 to 1.00, and (iv) the Loan Parties bear the cost of the Release; provided further, that if any Release has occurred and subsequent to the date on which such Release occurred the Company delivers a Compliance Certificate demonstrating that (A) the Consolidated Fixed Charge Coverage Ratio (calculated as of the last day of the most recently ended fiscal quarter of the Company) is less than 1.25 to 1.00 or (B) the Consolidated Leverage Ratio (calculated as of the last day of the most recently ended fiscal quarter of the Company) is greater than 2.50 to 1.00, then promptly (and in any event within 30 days or such longer period of time as the Collateral Agent determines in its reasonable discretion) after such Compliance Certificate is delivered, or sooner if the Company shall otherwise elect to do so, each Loan Party shall at the cost of the Loan Parties, (1) take action (including the filing of Uniform Commercial Code and other financing statements) that may be necessary or advisable in the reasonable opinion of the Collateral Agent to vest in the Collateral Agent (for the benefit of the Secured Parties) valid and subsisting Liens on the Collateral other than real property consistent in all material respects in scope, perfection and priority as those in effect prior to such Release and pursuant to documentation substantially similar to such documentation in place on or after the Closing Date in accordance with this Section 6.14 and, in the case of any real property previously pledged pursuant to a Mortgage or real property acquired on or after the Collateral Release Date as to which a Lien would have been required to have been granted pursuant to Section 6.14(c) had it not been acquired during the Collateral Release Period, Liens of record consistent with the requirements of Section 6.14(c), and (2) upon the Collateral Agent’s request, deliver to the Collateral Agent customary opinions of counsel in connection therewith.
6.15    Appraisals. The Administrative Agent and the Lenders may obtain from time to time an appraisal of all or any part of any Collateral, prepared in accordance with written instructions from the Administrative Agent and the Lenders, from a third-party appraiser satisfactory to, and engaged directly by, the Administrative Agent and the Lenders. The cost of any appraisal after the occurrence and during the continuance of a Default shall be borne by the Borrowers and such cost shall be part of the Indebtedness, and constitute an Obligation, hereunder and shall be payable by the Borrowers to the Administrative Agent on demand (which obligation the Borrowers hereby promise to pay); provided that the cost of any appraisal obtained by the Administrative Agent or Lenders at any time other than after the occurrence and during the continuance of a Default shall not constitute an Obligation hereunder and shall not be required to be reimbursed by the Borrowers.
ARTICLE VII.    NEGATIVE COVENANTS
So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied (other than contingent indemnification obligations and other obligations that purport to survive termination of this Agreement), or any Letter of Credit shall remain outstanding (unless Cash Collateralized to the reasonable satisfaction of the Administrative Agent), the Company shall not, nor shall it permit any Subsidiary to, directly or indirectly:

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7.01    Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:
(a)    Liens securing the (i) Secured Obligations and (ii) so long as the Permitted Notes Intercreditor Agreement is in effect, Permitted Notes and/or any other obligations under the Permitted Notes Documents;
(b)    Liens existing on the date hereof and listed on Schedule 7.01 and any renewals or extensions thereof; provided that the property covered thereby is not increased (except that assets the purchase or lease of which is financed by a counterparty or its affiliates may be cross-collateralized to secure other assets the purchase or lease of which is financed by the same counterparty or its affiliates) and any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.03(b);
(c)    Liens for taxes not yet past due or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;
(d)    carriers’, landlords’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the Ordinary Course of Business in respect of the Company and its Subsidiaries, which are not overdue for a period of more than 45 days or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person;
(e)    pledges or deposits in the Ordinary Course of Business in connection with obligations of the Company or its Subsidiaries arising under workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;
(f)    deposits to secure the performance of tenders, bids, trade contracts (other than for borrowed money), leases, statutory obligations, bankers’ acceptances, surety and appeal bonds, government contracts, performance bonds and other obligations of a like nature, in each case, incurred by the Company or its Subsidiaries in the Ordinary Course of Business, provided that all such deposits in the aggregate could not reasonably be expected to result in a Material Adverse Effect;
(g)    easements, rights-of-way, restrictions, municipal and zoning ordinances and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;
(h)    Liens securing or arising from judgments, decrees or attachments in respect of the Company and its Subsidiaries, in circumstances not constituting an Event of Default under Section 8.01(h);
(i)    Liens securing Indebtedness of the Company or its Subsidiaries permitted under Section 7.03(d), provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness (and other property financed by the same counterparty or its affiliates);

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(ii) such Liens attach to the subject property within 30 days after the acquisition thereof; and (iii) the Indebtedness secured thereby does not exceed the cost or fair market value as of the time such Indebtedness was incurred, whichever is lower, of the property being acquired on the date of acquisition; or Liens on assets of any Project Debt Entity securing Indebtedness of such entity permitted under Section 7.03(m);
(j)    Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods by the Company or its Subsidiaries;
(k)    Liens securing reimbursement obligations of the Company or its Subsidiaries with respect to commercial letters of credit obtained in the Ordinary Course of Business and not prohibited hereby, provided that such Liens shall attach only to documents or other property relating to such letters of credit and products and proceeds thereof;
(l)    Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution, provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by any Borrower in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by any Borrower or any Subsidiary to provide collateral to the depository institution;
(m)    Liens on insurance policies and proceeds securing the payment of financed insurance premiums not in excess of $25,000,000 at any time;
(n)    Liens not otherwise permitted hereunder (other than Subsidiary Securities or the proceeds thereof) securing obligations not in excess of $15,000,000 at any time;
(o)    leases or subleases granted to others that do not materially interfere with the ordinary course of business of the Company and its Subsidiaries, taken as a whole;
(p)    Liens of lessors in any property subject to any operating lease, including Liens arising from precautionary UCC financing statements or similar filings made in respect of such leases;
(q)    Liens on property of a Person existing at the time such Person is merged into or consolidated with the Company or any Subsidiary or becomes a Subsidiary of the Company; provided that such Liens were not created in contemplation of such merger, consolidation or Investment and do not extend to any assets other than those of the Person merged into or consolidated with the Company or such Subsidiary or acquired by the Company or such Subsidiary, and the applicable Indebtedness secured by such Lien is permitted under Section 7.03(d);
(r)    Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Company or any of its Subsidiaries in the ordinary course of business;

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(s)    any encumbrance or restriction (including put and call arrangements) with respect to capital stock of any Joint Venture or similar arrangement pursuant to any joint venture or similar agreement; provided that such encumbrance or restriction does not prohibit the granting of a Lien by a Loan Party on any Collateral and any entity formed as part of such Joint Venture remains subject to the provisions of this Agreement to the extent provided herein;
(t)    Liens on the assets and capital stock or other equity interests of Foreign Subsidiaries not constituting Collateral securing Indebtedness permitted under Section 7.03(j);
(u)    Liens solely on cash earnest money deposits made in connection with any letter of intent or purchase agreement in connection with an Investment permitted hereunder; and
(v)    Liens, if any, in favor of a surety granted by the Company and/or its Subsidiaries arising by operation of law or under any indemnity agreement or surety agreement entered into in the Ordinary Course of Business in connection with construction-related performance bonds, provided that such Lien does not at any time encumber any property other than the accounts receivable, material and equipment under the applicable bonded contractual obligation.
7.02    Investments. Make any Investments, except:
(a)    Investments, other than those permitted by subsections (b) through (n), that are existing on the date hereof and listed on Schedule 7.02(a);
(b)    Investments held by the Company or any of its Subsidiaries (i) in the form of cash and cash equivalents, and (ii) Investments permitted under the Company’s investment policy attached hereto as Schedule 7.02(b) (as may be modified from time to time as long as there are no material changes), other than Investments of any type requiring any special or further approval under such policy;
(c)    Investments consisting of (i) equity investments or extensions of credit by the Company to any of its wholly-owned Subsidiaries, or by any of its wholly-owned Subsidiaries to the Company or to another of its wholly-owned Subsidiaries, so long as such extensions of credit are, in each case, represented by a written promissory note and pledged to the Administrative Agent pursuant to the Security Instruments (except to the extent occurring during any Collateral Release Period) and (ii) equity investments and extensions of credit in non-wholly-owned Subsidiaries in an amount not in excess of $10,000,000 at any time outstanding;
(d)    Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the Ordinary Course of Business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;
(e)    Guarantee Obligations permitted by Section 7.03;
(f)    Investments resulting by virtue of transactions otherwise permitted by Section 7.07;

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(g)    Investments (including Construction JV Investments) by any GLC Venture, or any Subsidiary thereof, that are existing on the date hereof and listed on Schedule 7.02(g) (“Existing Investments”), and any necessary additional Investments in such Existing Investments only, in an aggregate amount not to exceed for all such additional Investments in such Existing Investments together at any time, $25,000,000;
(h)    Investments of a Person or any of its Subsidiaries existing at the time such Person becomes a Subsidiary of the Company or at the time such Person merges or consolidates with the Company or any of its Subsidiaries, in either case, in compliance with this Agreement; provided that such Investments were not made by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Subsidiary of the Company or such merger or consolidation;
(i)    Investments deemed to arise under Swap Contracts permitted hereunder;
(j)    Guarantee Obligations permitted under Section 7.03;
(k)    Construction JV Investments occurring after the date hereof arising in the Ordinary Course of Business and the purchase or other acquisition of all of the equity, common stock in, or all or substantially all of the property of, any Person (or division or other business unit of such Person) that, upon the consummation thereof, will be wholly-owned directly by the Company or one or more of its wholly-owned Subsidiaries (including as a result of a merger or consolidation); provided that, with respect to each Construction JV Investment, purchase or other acquisition made pursuant to this Section 7.02(k):
(i)    in the case of a purchase or other acquisition, the lines of business of the Person to be (or the property of which is to be) so purchased or otherwise acquired shall be similar, complementary, or ancillary to (or a related line of) the lines of business as one or more of the principal businesses of the Company and its Subsidiaries engaged in currently or subsequently in the Ordinary Course of Businesses;
(ii)    in the case of the purchase or other acquisition of common stock of or other equity in another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such purchase or acquisition;
(iii)    immediately before and immediately after giving effect to any such Construction JV Investment, purchase or other acquisition, (A) no Default shall have occurred and be continuing and (B) the Consolidated Leverage Ratio shall be less than or equal to 2.75 to 1.00 (or, during any Collateral Release Period, 2.50 to 1.00), such calculation to be determined on the basis of the financial information most recently delivered to the Administrative Agent pursuant to Section 6.01(a) or (b) (together with such pro forma expense adjustments as are reasonably supportable by the Company) as though such acquisition had been consummated as of the first day of the four consecutive fiscal-quarter period covered thereby; and
(iv)    the total cash consideration, including Contingent Acquisition Obligations and other contingent consideration, paid by or on behalf of the Company and its Subsidiaries for any such Construction JV Investment, purchase or other acquisition, when aggregated with the total

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cash consideration paid by or on behalf of the Company and its Subsidiaries for all other Construction JV Investments, purchases and other acquisitions made by the Company and its Subsidiaries pursuant to this Section 7.02(k), shall not exceed $250,000,000 in the aggregate;
(l)    to the extent constituting Investments, Indebtedness otherwise permitted under Section 7.03;
(m)    to the extent constituting Investments, Contingent Acquisition Obligations in respect of any Acquisition, Investment or Disposition otherwise permitted hereunder; and
(n)    Investments not otherwise permitted under clauses (a) through (m) above in an amount not to exceed $25,000,000 at any time outstanding.
7.03    Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:
(a)    Indebtedness under the (i) Loan Documents and (ii) Permitted Notes and Permitted Notes Documents;
(b)    Indebtedness of the Company and its Subsidiaries outstanding on the date hereof and listed on Schedule 7.03 and any refinancings, refundings, renewals or extensions thereof, provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder;
(c)    obligations (contingent or otherwise) of any Borrower or any Subsidiary existing or arising under any Swap Contract entered into by such Person (or in respect of any Guarantee Obligation of any such Person to the extent supporting obligations arising under Swap Contracts to which any Borrower or any Subsidiary is party), provided that (i) such Swap Contract obligations are (or were) entered into by such Person in the Ordinary Course of Business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person and not for purposes of speculation or taking a “market view;” and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;
(d)    Indebtedness in respect of capital leases, Synthetic Lease Obligations, sale-leaseback transactions and purchase money Indebtedness for fixed or capital assets acquired by any Borrower or any Subsidiary; provided that the aggregate principal amount of (i) all purchase money Indebtedness for fixed or capital assets that may be incurred by the Company or any of its then-existing Subsidiaries in any fiscal year of the Company shall not exceed $25,000,000; (ii) all Indebtedness in respect of capital leases, Synthetic Lease Obligations and sale-leaseback transactions to finance the acquisition of fixed or capital assets incurred by the Company or any of its Subsidiaries in any fiscal year of the Company shall not exceed $25,000,000; and (iii) all Indebtedness in respect of capital leases, Synthetic Lease Obligations, sale-leaseback transactions and purchase money Indebtedness for fixed or capital assets of Persons immediately prior to such Persons becoming Subsidiaries or being merged with or into (or otherwise becoming acquired by) the Company or any of its Subsidiaries following the Closing Date shall not

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exceed an amount equal to $65,000,000; provided that none of such Indebtedness was incurred in anticipation of any such merger or acquisition;
(e)    Indebtedness arising as a consequence of Investments permitted pursuant to Section 7.02(c);
(f)    Indebtedness in respect of (i) letters of credit (other than Letters of Credit) issued solely for the account and benefit of any Borrower or any Subsidiary in the Ordinary Course of Business in an aggregate outstanding amount not to exceed at any time an amount equal to $25,000,000; and (ii) the obligation of a subcontractor of any Borrower or its Subsidiaries on a construction project, provided that such Borrower or such Subsidiary determines in good faith that such financial arrangement best serves such Borrower’s or such Subsidiary’s financial interests;
(g)    Indebtedness incurred in the Ordinary Course of Business in connection with (i) securing the performance of bids, trade contracts (other than for borrowed money), and statutory obligations, in each case, solely for the account and benefit of any Borrower, its Subsidiaries, any GLC Venture or Construction JV, (ii) obligations on surety and appeal bonds solely for the account and benefit of any Borrower, its Subsidiaries, any GLC Venture or Construction JV (other than in relation to borrowed money debt), and (iii) other obligations of a like nature incurred in the Ordinary Course of Business solely for the account and benefit of any Borrower, its Subsidiaries, any GLC Venture or Construction JV (other than in relation to borrowed money debt), in each of the foregoing cases to the extent not otherwise prohibited by the terms of any Loan Document;
(h)    Indebtedness of a Loan Party comprised solely of (i) the outstanding principal amount of unsecured obligations, whether current or long-term, for borrowed money and all obligations evidenced by bonds (other than performance, surety and appeal bonds), debentures, notes, loan agreements or other similar instruments, (ii) Attributable Indebtedness in respect of capital leases and Synthetic Lease Obligations, (iii) Contingent Acquisition Obligations in respect of any Acquisition or Investment otherwise permitted hereunder, or (iv) without duplication, Guarantee Obligations with respect to Indebtedness of the types specified in the immediately preceding clauses (i) and (iii); provided that, (x) the aggregate principal amount of outstanding Indebtedness of the types permitted by the immediately preceding clauses (i) through (iv) shall not exceed $150,000,000; (y) the aggregate principal amount of outstanding Indebtedness of the types permitted by the immediately preceding clauses (i) through (iv) that is subject to amortization or payment at maturity prior to the Maturity Date shall not exceed $100,000,000; and (z) no such Indebtedness shall be permitted under this clause (h) if such Indebtedness represents Indebtedness of any co-joint venturer in any Joint Venture, to which the Company or any Subsidiary is a party, that is assumed by the Company or any Subsidiary, if such Indebtedness was not originally incurred by such co-joint venturer in connection with (and relate solely to) the subject Joint Venture;
(i)    Guarantee Obligations of a Loan Party in respect of Indebtedness otherwise permitted hereunder of the Company or any other Loan Party;

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(j)    Indebtedness (which may be secured or unsecured) of any Subsidiaries not otherwise permitted under this Section 7.03; provided that the aggregate amount of all such outstanding Indebtedness shall not exceed $15,000,000 at any time;
(k)    Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five Business Days of incurrence;
(l)    customer deposits and advance payments received in the ordinary course of business; and
(m)    (i) Project Debt outstanding on the Closing Date as set forth on Schedule 7.03(m)(i) (“Existing Project Debt”), and (ii) in addition thereto, an additional amount of Project Debt not to exceed $10,000,000 at any time outstanding.
7.04    Fundamental Changes. Merge, consolidate with or into, or convey, transfer, lease or otherwise Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person other than Dispositions permitted under Section 7.05 and, so long as no Default or Event of Default exists at the time or would occur as a result thereof:
(a)    any Subsidiary may merge with (i) a Borrower, provided that a Borrower shall be the continuing or surviving Person, (ii) any one or more Subsidiaries, provided that, when any wholly-owned Subsidiary is merging with another Subsidiary, the continuing or surviving Person shall be a wholly-owned Subsidiary, or (iii) any other Person, provided that such Subsidiary shall be the continuing or surviving Person or immediately upon such merger, consolidation or combination, the continuing or surviving Person shall be a wholly-owned Subsidiary;
(b)    any Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to a Borrower or to another Subsidiary; provided that if the seller in such a transaction is a wholly-owned Subsidiary, then the purchaser must either be a Borrower or a wholly-owned Subsidiary; and
(c)    any Borrower may merge, consolidate or combine with any entity if a Borrower is the continuing or surviving Person (and, if the Company is a party to such merger, the Company is the surviving Person or the continuing or surviving Person assumes the duties and obligations of the Company hereunder and under the other Loan Documents).
7.05    Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except:
(a)    Dispositions of obsolete, unneeded, unproductive or worn out property, whether now owned or hereafter acquired, in the Ordinary Course of Business to Persons;
(b)    Dispositions of inventory and leases of property, in each case in the Ordinary Course of Business;

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(c)    Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property for use in the Ordinary Course of Business, (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property for use in the Ordinary Course of Business or (iii) the board of directors or senior management of the Company or such Subsidiary has determined in good faith that the failure to replace such property will not be detrimental to the business of the Company or such Subsidiary;
(d)    Dispositions of property by any Subsidiary to the Company or to a wholly-owned Subsidiary of the Company;
(e)    Dispositions comprising transactions expressly permitted by Section 7.04(a) through (c);
(f)    non-exclusive licenses or sublicenses of IP Rights in the Ordinary Course of Business and substantially consistent with past practice for terms not exceeding five years and leases and subleases granted to others that do not materially interfere with the Ordinary Course of Business of the Company and its Subsidiaries;
(g)    the sale, without recourse and in the Ordinary Course or Business, of accounts receivable due from Federal, state or other Governmental Authority arising in the Ordinary Course of Business (and not as part of any bulk sale or financing of receivables) in an amount not to exceed $25,000,000 in any fiscal year or $50,000,000 in the aggregate after the date of this Agreement;
(h)    Dispositions of non-core assets acquired in a permitted Acquisition by the Company or any of its Subsidiaries within 12 months of such Acquisition;
(i)    Dispositions of property constituting (i) the making of Investments permitted under Section 7.02, (ii) Indebtedness permitted under Section 7.03 and/or (iii) the making of Restricted Payments permitted by Section 7.07;
(j)    the Disposition of equity interests in, or assets of, any GLC Venture or any Project Debt Entity; and
(k)    Dispositions after the date of this Agreement not otherwise permitted under clauses (a) through (j) above in an aggregate amount not to exceed 5% of the consolidated total assets of the Company and its Subsidiaries as of the date of such Disposition, determined in accordance with GAAP;
provided that any Disposition pursuant to subsections (a) through (k) of this Section 7.05 shall be for fair market value.
7.06    Sanctions. Directly or, to the Company’s knowledge, indirectly use the proceeds of any Credit Extension, or lend, contribute or otherwise make available such proceeds to any Person, to fund any activities of or business with any Person, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions.

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7.07    Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment (including, but not limited to, dividends, redemptions and repurchases of common stock), or incur any obligation (contingent or otherwise) to do so, except that:
(a)    each Subsidiary may make Restricted Payments to the Company and to wholly-owned Subsidiaries (and, in the case of a Restricted Payment by a non-wholly-owned Subsidiary, to the Company and any Subsidiary and to each other owner of capital stock of such Subsidiary on a pro rata basis based on their relative ownership interests);
(b)    the Company and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common equity interests of such Person;
(c)    so long as no Default or Event of Default exists or would result by virtue thereof, the Company and each Subsidiary may purchase, redeem or otherwise acquire shares of its common stock or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock;
(d)    so long as no Default or Event of Default exists or would result by virtue thereof, the Company may purchase, redeem or otherwise acquire shares of common stock for cash in order to contribute such shares to the Company’s employee stock ownership plan, provided the aggregate amount paid by the Company in connection with such transactions does not exceed in any fiscal year an amount equal to 15% of plan compensation (as such term is interpreted for purposes of Section 401(a)(17) of the Code) paid by the Company in such fiscal year, and such shares are promptly so contributed;
(e)    so long as no Default or Event of Default exists or would result by virtue thereof, the Company may purchase, redeem or otherwise acquire shares of its capital stock, or warrants, rights or options to acquire any such shares for cash (i) if immediately before and immediately after giving pro forma effect to such purchase, redemption or acquisition, the Consolidated Leverage Ratio is greater than or equal to 2.00 to 1.00, in an aggregate amount not to exceed $64,800,000 computed on a cumulative basis during the term of this Agreement, and (ii) if immediately before and immediately after giving pro forma effect to such purchase, redemption or acquisition, the Consolidated Leverage Ratio is less than 2.00 to 1.00, in an unlimited amount; provided that, in each case of clauses (i) and (ii), immediately before and immediately after giving pro forma effect to any such purchase, redemption or acquisition, the unencumbered cash and cash equivalents and marketable securities (both short- and long-term) of the Company and its Subsidiaries (without giving effect to encumbrances pursuant to the Loan Documents (including Liens securing the Permitted Notes)), on a consolidated basis, shall be at least $150,000,000;
(f)    the Company may make Restricted Payments to pay for the repurchase, retirement or other acquisition or retirement for value of the capital stock or other equity interests of the Company held by any future, present or former director, officer, employee, member of management or consultant of the Company or any of its Subsidiaries and their respective estates, heirs, family members, spouses, former spouses, domestic partners and former domestic partners, and any tax related thereto, in each case, to the

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extent required under any equity compensation plan; provided that the amount of Restricted Payments made in cash pursuant to this clause (f) plus Restricted Payments made in cash pursuant to Section 7.07(g) and Section 7.07(h) shall not exceed $10,000,000 in the aggregate in any fiscal year;
(g)    repurchases of the capital stock or other equity interests deemed to occur upon exercise of stock options or warrants if such capital stock or other equity interests represent a portion of the exercise price of such options or warrants are permitted; provided that the amount of Restricted Payments made in cash pursuant to this clause (g) plus Restricted Payments made in cash pursuant to Section 7.07(f) and Section 7.07(h) shall not exceed $10,000,000 in the aggregate in any fiscal year;
(h)    the Company may make cash payments in lieu of issuing fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for the capital stock or other equity interests of the Company; provided that the amount of Restricted Payments made in cash pursuant to this clause (h) plus Restricted Payments made in cash pursuant to Section 7.07(f) and Section 7.07(g) shall not exceed $10,000,000 in the aggregate in any fiscal year; and
(i)    so long as no Default or Event of Default exists or would result by virtue thereof, the Company may declare and make dividend payments in cash; provided that, immediately before and immediately after giving pro forma effect to any such dividend payments in cash, the unencumbered cash and cash equivalents and marketable securities (both short- and long-term) of the Company and its Subsidiaries (without giving effect to encumbrances pursuant to the Loan Documents (including Liens securing the Permitted Notes)), on a consolidated basis, shall be at least $150,000,000.
7.08    Change in Nature of Business.
(a)    Engage in any material line of business substantially different from those lines of business conducted by the Company and its Subsidiaries on the date hereof and other lines of business reasonably similar, related, or incidental thereto; or
(b)    Except as otherwise permitted under Section 7.04, make any change in any Borrower’s capital structure (including in the terms of its outstanding capital stock) or amend its certificate of incorporation or bylaws that could reasonably be expected to result in a Material Adverse Effect.
7.09    Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of a Borrower or the Company (other than between or among Loan Parties, in each case to the extent not prohibited under the Loan Documents), whether or not in the Ordinary Course of Business, other than (a) the transactions contemplated by the Loan Documents; (b) payment of customary directors’ fees and indemnities (including equity compensation arrangements); (c) arm’s length transactions with Affiliates that were consummated prior to the Closing Date and are set forth on Schedule 7.09; (d) transactions with Affiliates upon fair and reasonable terms that are substantially as favorable to such Borrower or Subsidiary than such Borrower or Subsidiary would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate of the Company; (e) any employment agreement entered into by the

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Company or any of its Subsidiaries in the Ordinary Course of Business and consistent with the past practices of the Company and its Subsidiaries; or (f) transactions otherwise explicitly permitted hereunder.

7.10    Burdensome Agreements.
(a)    Restricted Payment Prohibitions. Enter into, assume or suffer to exist any Contractual Obligation that limits the ability of any Subsidiary to make Restricted Payments to any Borrower or to otherwise transfer property to any Borrower other than (i) provisions contained in the terms of any agreement governing Indebtedness permitted under Section 7.03 and provisions contained in the terms of any agreement governing Liens permitted under Section 7.01 that impose restrictions on the property subject to such Liens; and (ii) agreements restricting assignments, subletting or other transfers contained in leases, licenses, joint venture agreements and similar agreements entered into in the ordinary course of business, in each case relating solely to the assets subject to such lease or license or assets relating solely to such joint venture agreement; or
(b)    Other Negative Pledges. Enter into, assume or otherwise become subject to any Contractual Obligation (other than this Agreement or any other Loan Document) that directly or indirectly (i) prohibits any Borrower or any of its Subsidiaries from granting any Lien on property or assets of such Persons or (ii) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person, provided that the Company and its Subsidiaries may enter into, assume or otherwise become subject to any such Contractual Obligation solely to the extent (A) incurred pursuant to the acquisition by such Persons of businesses, properties or assets of other Persons otherwise permitted hereunder if such restrictions affect only such businesses, assets and property so acquired, and are not entered into in contemplation of such acquisition, (B) incurred in connection with a transaction creating Liens permitted by Section 7.01(i), provided that such restriction is limited to the assets or properties subject to such Liens, or (C) incurred in connection with the Permitted Notes or any senior secured notes containing negative pledge provisions not materially more restrictive than those in the 2019 Notes Agreement.
7.11    Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB), to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose, or to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act if, following the application of the proceeds of such Credit Extension, more than 25% of the value of the assets (either of a Borrower only or of the Company and its Subsidiaries on a consolidated basis) subject to the provisions of Section 7.01 or Section 7.05 or subject to any restriction contained in any agreement or instrument within the scope of Section 8.01(e) will be margin stock.
7.12    Financial Covenants.
(a)    Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth at any time to be less than the sum of (i) $600,000,000 plus (ii) an amount equal to 50% of the Consolidated Net Income earned in each fiscal quarter ending after March 31, 2014 (with no deduction for a net loss in any

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such fiscal quarter) plus (iii) an amount equal to 50% of the aggregate increases in Consolidated Stockholders’ Equity after March 31, 2014 by reason of the issuance and sale of capital stock of the Company.
(b)    Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio, as of the last day of any fiscal quarter, to be less than 4.00 to 1.00.
(c)    Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the last day of any fiscal quarter to be greater than 3.00 to 1.00; provided that during any Collateral Release Period, the Company shall not permit the Consolidated Leverage Ratio at any time to be greater than 2.50 to 1.00.
7.13    Anti-Corruption Laws. Directly or indirectly use the proceeds of any Credit Extension for any purpose which would violate the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions, in each case, that is applicable to the Company and its Subsidiaries.
ARTICLE VIII.    EVENTS OF DEFAULT AND REMEDIES
8.01    Events of Default. Any of the following shall constitute an Event of Default:
(a)    Non-Payment. Any Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, and in the currency required hereunder, any amount of principal of any Loan or any L/C Obligation, or (ii) within three (3) Business Days after the same becomes due, any interest on any Loan or on any L/C Obligation, any commitment fee or other fee due hereunder, or any other amount payable hereunder or under any other Loan Document; or
(b)    Specific Covenants. Any Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.01, 6.02, 6.03, 6.05, 6.10, 6.12, 6.14, 6.15, 7.12 (for the avoidance of doubt, the failure to comply with the proviso in clause (c) thereof shall not result in an Event of Default under Section 7.12(c) but instead shall be governed by Section 6.14(d)) or any other Section of Article VII or any term, covenant or agreement contained in the Post-Closing Agreement, or any Guarantor fails to perform or observe any term, covenant or agreement contained in the Guaranty; or
(c)    Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days; or
(d)    Representations and Warranties. Any representation or warranty made or deemed made by any Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith proves to have been incorrect in any material respect when made or deemed made, except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects; or
(e)    Cross-Default. (i) Any Borrower or any Material Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in

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respect of any Indebtedness (other than Project Debt) or Guarantee Obligation (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $10,000,000, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased or redeemed (automatically or otherwise) prior to its stated maturity (excluding prepayments required upon the refinancing of such Indebtedness or the Disposition of an asset), or such Guarantee Obligation to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which any Borrower or any Material Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which any Borrower or any Material Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Person as a result thereof is greater than $10,000,000; or
(f)    Insolvency Proceedings, Etc. Any Borrower or any of Material Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or
(g)    Inability to Pay Debts; Attachment. (i) Any Loan Party or any of its Material Subsidiaries becomes unable or admits in writing its inability or fails generally to pay its debts as they become due (other than the failure of any Project Debt Entity to pay any Project Debt), or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or
(h)    Judgments. There is entered against any Loan Party (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments or orders) exceeding $10,000,000 (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a

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period of 10 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

(i)    ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Company under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $10,000,000, or (ii) the Company or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the $10,000,000; or
(j)    Invalidity of Loan Documents. Any Loan Document (other than any Security Instrument during a Collateral Release Period) at any time after its execution and delivery and for any reason other than the agreement of all the Lenders, as permitted hereunder or thereunder, or satisfaction in full of all the Obligations (other than contingent indemnification obligations or other obligations that purport to survive termination of this Agreement), (i) ceases to be in full force and effect, or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect; (ii) any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document in writing; (iii) ceases to secure or guaranty the Secured Obligations in respect of the Secured Bank Creditors at any time amounts owing to the Permitted Noteholders are secured or guaranteed; or (iv) at any time other than during a Collateral Release Period, any Security Instrument after delivery thereof pursuant to Section 4.01 or 6.14 shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien (subject to Liens permitted by Section 7.01) on the Collateral purported to be covered thereby; or
(k)    Loss of Material Licenses, Permits or Intellectual Property. There occurs any of the following events the result of which has, or could reasonably be expected to have, a Material Adverse Effect: (i) any Governmental Authority revokes or fails to renew any license, permit or franchise of any Borrower or any of its Subsidiaries, (ii) any Borrower or any of its Subsidiaries for any reason loses any license, permit or franchise, or (iii) any Borrower or any of its Subsidiaries suffers the imposition of any restraining order, escrow, suspension or impound of funds in connection with any proceeding (judicial or administrative) with respect to any license, permit or franchise; or
(l)    Additional Guarantee and Collateral. (i) Any Subsidiary that is not a Guarantor provides a guarantee or (ii) the Company or any Subsidiary grants a Lien on any of its assets that are not Collateral, in each case, in favor of the Permitted Noteholders and fails to concurrently provide a guarantee or grant a Lien on such assets, as applicable, in favor the Administrative Agent or the Collateral Agent, as applicable, for the benefit of the other Secured Bank Creditors to secure the Secured Obligations; or
(m)    Change of Control. There occurs any Change of Control.
8.02    Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

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(a)    upon written notice to the Borrowers, declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;
(b)    declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Borrower;
(c)    require that the Borrowers Cash Collateralize the L/C Obligations (in an amount equal to the Minimum Collateral Amount with respect thereto);
(d)    exercise on behalf of itself, the Lenders and the L/C Issuer all rights and remedies available to it, the Lenders and the L/C Issuer under the Loan Documents; and
(e)    direct the Collateral Agent in accordance with the Permitted Notes Intercreditor Agreement to exercise on behalf of the Secured Bank Creditors all rights and remedies available to the Secured Bank Creditors under the Security Instruments;
provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, the obligation of the Borrowers to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, and all payment obligations under the Guaranty of each Guarantor shall automatically become due and payable, in each case without further act of the Administrative Agent or any Lender.
8.03    Application of Funds. At any time after the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Secured Obligations shall, subject to the provisions of Sections 2.15 and 2.16 and, to the extent a Collateral Release Period is not in effect at such time, the terms of the Permitted Notes Intercreditor Agreement then in effect, be applied by the Administrative Agent in the following order:
First, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;
Second, to payment of that portion of the Secured Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees and amounts payable in respect of Secured Hedge Agreements, Secured Cash Management Agreements and Secured Card Related Products Agreements) payable to the Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer (including fees and time charges for attorneys who

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may be employees of any Lender or the L/C Issuer) and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them;
Third, to payment of that portion of the Secured Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Secured Obligations, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Third payable to them;
Fourth, to payment of that portion of the Secured Obligations constituting unpaid principal of the Loans, L/C Borrowings and Secured Obligations then owing under Secured Hedge Agreements, Secured Cash Management Agreements and Secured Card Related Products Agreements, ratably among the Lenders, the L/C Issuer, the Existing L/C Issuers, the Hedge Banks, the Cash Management Banks and the Card Related Products Banks in proportion to the respective amounts described in this clause Fourth held by them;
Fifth, to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrowers pursuant to Sections 2.03 and 2.15; and
Last, the balance, if any, after all of the Secured Obligations have been indefeasibly paid in full, to the Borrowers or as otherwise required by Law.
Subject to Sections 2.03(c) and 2.15, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Secured Obligations, if any, in the order set forth above.
Notwithstanding the foregoing, Secured Obligations arising under Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank, Hedge Bank or Card Related Products Bank, as the case may be. Each Cash Management Bank, Hedge Bank or Card Related Products Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX for itself and its Affiliates as if a “Lender” party hereto.
Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Secured Obligations otherwise set forth above in this Section.

ARTICLE IX.    ADMINISTRATIVE AGENT

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9.01    Appointment and Authority. Each of the Lenders and the L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and no Borrower shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.
9.02    Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.
9.03    Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent:
(a)    shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
(b)    shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and
(c)    shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower or any of its Affiliates that is communicated to or obtained by the Person serving

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as the Administrative Agent or any of its Affiliates in any capacity.
The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Company, a Lender or the L/C Issuer.
The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Security Instruments, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
9.04    Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
9.05    Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub‑agent, and shall apply to their respective

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activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.
9.06    Resignation of Administrative Agent.
(a)    The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Company. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Company and, so long as no Event of Default has occurred and is continuing, the consent of the Company (not to be unreasonably withheld), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.
(b)    If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Company and such Person remove such Person as Administrative Agent and, in consultation with the Company, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.
(c)    With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other

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amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent.
(d)    Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as L/C Issuer and Swing Line Lender. If Bank of America resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c).  If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment by the Company of a successor L/C Issuer or Swing Line Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as applicable, (b) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.
9.07    Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
9.08    No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Bookrunners, Arrangers or Co-Documentation Agents listed on the cover page hereof shall have any

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powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the L/C Issuer hereunder.
9.09    Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(a)    to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 2.03(h) and (i), 2.09 and 10.04) allowed in such judicial proceeding; and
(b)    to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04.
Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Secured Obligations or the rights of any Lender or the L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or the L/C Issuer in any such proceeding.
9.10    Collateral and Guaranty Matters.
(a)    Guaranty Matters. Without limiting the provisions of Section 9.09, each of the Lenders (including in its capacities as a potential Cash Management Bank, a potential Hedge Bank and a potential Card Related Products Bank), the L/C Issuer and the Swing Line Lender irrevocably authorize the Administrative Agent, at its option and in its discretion to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents. Upon request by the Administrative Agent at any time, the Required Lenders will

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confirm in writing the Administrative Agent’s authority to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10.
(b)    Collateral Matters.
(i)    The Administrative Agent, each of the Lenders (including in its capacities as a potential Cash Management Bank, a potential Hedge Bank and a potential Card Related Products Bank) and the L/C Issuer hereby irrevocably appoints and authorizes Bank of America to act as the collateral agent (in such capacity, the “Collateral Agent”) under the Loan Documents for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Collateral Agent and any co-agents, sub-agents and attorneys-in-fact appointed by the Collateral Agent for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Instruments, or for exercising any rights and remedies thereunder at the direction of the Collateral Agent, shall be entitled to the benefits of all provisions of this Article IX and Article X (including Section 10.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the Collateral Agent under the Loan Documents) as if set forth in full herein with respect thereto.
(ii)    Each of the Lenders (including in its capacities as a potential Cash Management Bank, a potential Hedge Bank and a potential Card Related Products Bank) and the L/C Issuer hereby (A) consent to the terms of the Permitted Notes Intercreditor Agreement, (B) authorize the Administrative Agent to enter into the Permitted Notes Intercreditor Agreement on behalf of the Secured Bank Creditors, and (C) authorize the Collateral Agent to enter into the Permitted Notes Intercreditor Agreement on behalf of the Secured Parties.
(iii)    Without limiting the provisions of Section 9.09, the Administrative Agent, each of the Lenders (including in its capacities as a potential Cash Management Bank, a potential Hedge Bank and a potential Card Related Products Bank), the L/C Issuer and the Swing Line Lender irrevocably authorize the Collateral Agent, at its option and in its discretion:
(A)    to release any Pledged Interest and any Lien on any property granted to or held by the Collateral Agent under any Loan Document (i) upon the occurrence of the Facility Termination Date subject to the Permitted Notes Intercreditor Agreement, (ii) that is sold or to be sold or otherwise disposed of as part of or in connection with any sale or disposition permitted hereunder or under any other Loan Document, (iii) as contemplated under Section 6.14(d) or (iv) subject to Section 10.01, if approved, authorized or ratified in writing by the Required Lenders subject to the Permitted Notes Intercreditor Agreement;
(B)    to subordinate any Lien on any property granted to or held by the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(i); and

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(C)    to acknowledge in writing, in form and substance satisfactory to the Collateral Agent, the priority of any Lien granted under any indemnity agreement or surety agreement in favor of a surety providing a bond to the Company and/or its Subsidiaries as permitted by Section 7.01(t) of this Agreement.
Upon request by the Collateral Agent at any time, the Required Lenders will confirm in writing the Collateral Agent’s authority to release or subordinate its interest in particular types or items of property pursuant to this Section 9.10.
The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.
9.11    Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements. Except as otherwise set forth herein, no Cash Management Bank, Hedge Bank or Card Related Products Bank who obtains the benefit of the provisions of Section 8.03, the Guaranty or any Collateral by virtue of the provisions hereof or any Security Instrument shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) (or to notice of or to consent to any amendment, waiver or modification of the provisions hereof or of the Guaranty or any Security Instrument) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Obligations arising under Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements except to the extent expressly provided herein and unless the Administrative Agent has received written notice of such Secured Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank, Hedge Bank or Card Related Products Bank, as the case may be. The Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Obligations arising under Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements in the case of a Facility Termination Date.
ARTICLE X.    MISCELLANEOUS
10.01    Amendments, Etc. Except as provided in Sections 1.07(b) and (c) and Section 2.14(e), no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrowers or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in

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the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:
(a)    (i) waive any condition set forth in Section 4.01(a) without the written consent of each Lender; and (ii) without limiting the generality of clause (a) above, waive any condition set forth in Section 4.02 as to any Credit Extension under a particular Facility without the written consent of the Required Revolving Lenders or the Required Term Lenders (which waiver shall not also require the vote of Required Lenders), as the case may be;
(b)    extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender;
(c)    postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;
(d)    release any Borrower from its obligations hereunder or reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document, or change the manner of computation of any financial ratio (including any change in any applicable defined term) used in determining the Applicable Rate that would result in a reduction of any interest rate on any Loan or any fee payable hereunder without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrowers to pay interest or Letter of Credit Fees at the Default Rate;
(e)    change (i) Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby or (ii) the order of application of any prepayment of Loans among the Facilities from the application thereof set forth in Section 2.05 in any manner that materially and adversely affects the Lenders under a Facility, in each case without the written consent of (x) if such Facility is the Term Facility, the Required Term Lenders, and (y) if such Facility is the Revolving Credit Facility, the Required Revolving Lenders (which amendment, modification or waiver shall not also require the vote of Required Lenders);
(f)    amend Section 1.06 or the definition of “Alternative Currency” without the written consent of each Lender;
(g)    change (i) any provision of this Section 10.01 or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder (other than the definitions specified in clause (ii) of this Section 10.01(g)), without the written consent of each Lender or (ii) the definition of “Required Revolving Lenders” or “Required Term Lenders” without the written consent of each Lender under the applicable Facility (which amendment, modification or waiver shall not also require the vote of Required Lenders);

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(h)    release all or substantially all of the value of the Guaranty without the written consent of each Lender, except to the extent the release of any Guarantor is permitted pursuant to Section 9.10 (in which case such release may be made by the Administrative Agent acting alone) or release the Company as a Guarantor of the Obligations of GCC or GILC;
(i)    impose any greater restriction on the ability of any Lender under a Facility to assign any of its rights or obligations hereunder without the written consent of (i) if such Facility is the Term Facility, the Required Term Lenders, and (ii) if such Facility is the Revolving Credit Facility, the Required Revolving Lenders, in each case, which amendment, modification or waiver shall not also require the vote of Required Lenders; or
(j)    release all or substantially all of the Collateral in any transaction or series of related transactions without the written consent of each Lender, except to the extent the release of any Collateral is permitted pursuant to Section 9.10 (in which case such release may be made by the Collateral Agent acting alone);
and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (iv) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender.
Notwithstanding any provision herein to the contrary, in addition to any amendment authorized by Section 2.14, this Agreement may be amended with the written consent of the Required Lenders, the Administrative Agent and the Borrowers (i) to add one or more additional revolving credit or term loan facilities to this Agreement and to permit the extensions of credit and all related obligations and liabilities arising in connection therewith from time to time outstanding to share ratably (or on a basis subordinated to the existing facilities hereunder) in the benefits of this Agreement and the other Loan Documents with the obligations and liabilities from time to time outstanding in respect of the existing facilities hereunder, and (ii) in connection with the foregoing, to permit, as deemed appropriate by the Administrative Agent and approved by the Required Lenders, the Lenders providing such additional credit facilities to participate in any required vote or action required to be approved by the Required Lenders or by any other number, percentage or class of Lenders hereunder.

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10.02    Notices; Effectiveness; Electronic Communication.
(a)    Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i)    if to any Borrower or any other Loan Party to the address, telecopier number, electronic mail address or telephone number specified for the Company on Schedule 10.02, and if to the Administrative Agent, the Collateral Agent, the L/C Issuer or the Swing Line Lender, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and
(ii)    if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrowers).
Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).
(b)    Electronic Communications. Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent, the Swing Line Lender, the L/C Issuer or the Company may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.
Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice or other

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communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.
(c)    The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Borrower, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).
(d)    Change of Address, Etc. Each of the Company, the Administrative Agent, the L/C Issuer and the Swing Line Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Company, the Administrative Agent, the L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to a Borrower or its securities for purposes of United States Federal or state securities laws.
(e)    Reliance by Administrative Agent, L/C Issuer and Lenders. The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic or electronic Loan Notices, Letter of Credit Applications and Swing Line Loan Notices) purportedly given

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by or on behalf of the Company or the Borrowers even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Each Borrower shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Company or the Borrowers. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.
10.03    No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders and the L/C Issuer; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the L/C Issuer or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer or Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.
10.04    Expenses; Indemnity; Damage Waiver.
(a)    Costs and Expenses. The Company shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of one firm of counsel for the Administrative Agent, the Collateral Agent and Arranger, taken as a whole, and of such local and special counsel as reasonably required), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery

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and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, any Lender or the L/C Issuer (including the fees, charges and disbursements of (x) one firm of counsel for the Administrative Agent, the Collateral Agent, the Lenders and the L/C Issuer, taken as a whole, and, in the event of a conflict or perceived conflict of interest, one additional firm of counsel to all Persons affected thereby, taken as a whole, and of special and local counsel as reasonably required, and (y) any financial advisor for the Administrative Agent, any Lender or the L/C Issuer), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.
(b)    Indemnification by the Borrowers. Each Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of one firm of counsel for all Indemnitees, taken as a whole, and, in the event of a conflict or perceived conflict of interest, one additional firm of counsel to all persons affected thereby, taken as a whole, and of special and local counsel as reasonably required), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including any Borrower or any other Loan Party) other than such Indemnitee and its Related Parties arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to any Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, willful misconduct or breach in bad faith of its obligations hereunder or under any other Loan Document of such Indemnitee or (y) result from a claim of any Indemnitee solely against one or more other Indemnitees (and not by one or more Indemnitees against the Administrative

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Agent, Collateral Agent or Arranger in such capacity) that have not resulted from the action, inaction, participation or contribution of the Company or any of its Subsidiaries or any of its or their respective Affiliates, officers, directors, employees, agents, advisors or other representatives. Without limiting the provisions of Section 3.01(c), this Section 10.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.
(c)    Reimbursement by Lenders. To the extent that the Borrowers for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuer, the Swing Line Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer, the Swing Line Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the unused Commitments, aggregate principal amount of outstanding Revolving Credit Loans and participations in L/C Obligations and Swing Line Loans at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided, further that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the L/C Issuer or the Swing Line Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the L/C Issuer or the Swing Line Lender in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).
(d)    Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, the Borrowers shall not assert, and hereby waive, and acknowledge that no other Person shall have, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.
(e)    Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.

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(f)    Survival. The agreements in this Section and the indemnity provisions of Section 10.02(e) shall survive the resignation of the Administrative Agent, the L/C Issuer and the Swing Line Lender, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.
10.05    Payments Set Aside. To the extent that any payment by or on behalf of the Borrowers is made to the Administrative Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect, in the applicable currency of such recovery or payment. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.
10.06    Successors and Assigns.
(a)    Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)    Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions:

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(i)    Minimum Amounts.
(A)    In the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment under any Facility and/or the Loans at the time owing to it (in each case with respect to any Facility) or contemporaneous assignments to related Approved Funds that equal at least the amount specified in subsection (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and
(B)    in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit Facility, or $5,000,000, in the case of any assignment in respect of the Term Facility, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single assignee (or to an assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met.
(ii)    Proportionate Amounts. Each assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s Loans and Commitments under both the Revolving Credit Facility and the Term Facility.
(iii)    Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:
(A)    the consent of the Company (such consent not to be unreasonably withheld or delayed) shall be required (1) if such assignment is to a Person that is engaged in similar lines of business of, or is a competitor to, the Company or any of its Subsidiaries, which Person has been designated by the Company in its reasonable discretion by written notice to the Administrative Agent and the Lenders (including by posting such notice to the Platform) not less than ten Business Days prior to such date of assignment (it being understood and agreed that the Company’s withholding of consent to an assignment to such a Person shall be deemed reasonable); provided that in no event shall such written notice apply retroactively to disqualify any Person that has previously acquired an interest in the Loans and/or the Commitments that is otherwise permitted hereunder; and (2) for

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all other assignments unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Company shall be deemed to have consented to any such assignment under this clause (iii)(A)(2) unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received written notice thereof;
(B)    the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (1) any unfunded Term Commitment or any Revolving Credit Commitment if such assignment is to a Person that is not a Lender with a Commitment in respect of the applicable Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (2) any Term Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund;
(C)    the consent of the L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Revolving Credit Facility that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and
(D)    the consent of the Swing Line Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Revolving Credit Facility.
(iv)    Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
(v)    No Assignment to Certain Persons. No such assignment shall be made (A) to any Borrower or any of any Borrower’s Affiliates or Subsidiaries, or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural person.
(vi)    Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Company and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all

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payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the L/C Issuer or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Borrowers (at their expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.
(c)    Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrowers (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of any designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(d)    Participations. Any Lender may at any time, without the consent of, or notice to, the Company or the Administrative Agent, sell participations to any Person (other than a natural Person, a Defaulting Lender or any Borrower or any Borrower’s Affiliates or Subsidiaries) (each, a “Participant”)

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in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 10.04(c) without regard to the existence of any participation.
Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant. Each Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 3.06 and 10.13 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrowers’ request and expense, to use reasonable efforts to cooperate with the Borrowers to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

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(e)    Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(f)    Resignation as L/C Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Loans pursuant to subsection (b) above, Bank of America may, (i) upon 30 days’ notice to the Company and the Lenders, resign as L/C Issuer and/or (ii) upon 30 days’ notice to the Company, resign as Swing Line Lender. In the event of any such resignation as L/C Issuer or Swing Line Lender, the Borrowers shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Company to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer or Swing Line Lender, as the case may be. If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Revolving Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Revolving Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.
10.07    Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.14(b)(iii) or 2.14(c)(iii) or (ii) any

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actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to any Borrower and its obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i) any rating agency in connection with rating any Borrower or its Subsidiaries or the credit facilities provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (h) with the consent of the Borrowers or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than a Borrower. For purposes of this Section, “Information” means all information received from any Borrower or any Subsidiary relating to any Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the L/C Issuer on a nonconfidential basis prior to disclosure by any Borrower or any Subsidiary, provided that, in the case of information received from any Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledges that (a) the Information may include material non-public information concerning a Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws.
10.08    Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of the Borrowers against any and all of the obligations of the Borrowers now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer or their respective Affiliates, irrespective of whether or not such Lender, the L/C Issuer or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrowers may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender or the L/C Issuer different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.16 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the L/C Issuer and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Secured Obligations owing to such

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Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have. Each Lender and the L/C Issuer agrees to notify the Company and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.
10.09    Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.
10.10    Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.
10.11    Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.
10.12    Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the

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parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the L/C Issuer or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.
10.13    Replacement of Lenders. If the Borrowers are entitled to replace a Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:
(a)    the Borrowers shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 10.06(b);
(b)    such Lender shall have received payment of an amount equal to 100% of the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts);
(c)    in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;
(d)    such assignment does not conflict with applicable Laws; and
(e)    in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.
10.14    Governing Law; Jurisdiction; Etc.
(a)    GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN

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CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.
(b)    SUBMISSION TO JURISDICTION. EACH BORROWER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA SITTING IN THE CITY AND COUNTY OF SAN FRANCISCO AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF CALIFORNIA, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH CALIFORNIA STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)    WAIVER OF VENUE. EACH BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
10.15    Arbitration and Waiver of Jury Trial.

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(a)    This Section concerns the resolution of any controversies or claims between the parties, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) this Agreement (including any renewals, extensions or modifications); or (ii) any document related to this Agreement (collectively a “Claim”). For the purposes of this arbitration provision only, the term “parties” shall include any parent corporation, subsidiary or affiliate of the Lender involved in the servicing, management or administration of the Obligations or any other obligation described in this Agreement.
(b)    At the request of any party to this Agreement, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U.S. Code) (the “Act”). The Act will apply even though this Agreement provides that it is governed by the law of a specified state. The arbitration will take place on an individual basis without resort to any form of class action.
(c)    Arbitration proceedings will be determined in accordance with the Act, the then-current rules and procedures for the arbitration of financial services disputes of the American Arbitration Association or any successor thereof (“AAA”), and the terms of this Section. In the event of any inconsistency, the terms of this Section shall control. If AAA is unwilling or unable to (i) serve as the provider of arbitration or (ii) enforce any provision of this arbitration clause, the Lender may designate another arbitration organization with similar procedures to serve as the provider of arbitration.
(d)    The arbitration shall be administered by AAA and conducted, unless otherwise required by law, in the State of California. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within ninety (90) days of the demand for arbitration and close within ninety (90) days of commencement and the award of the arbitrator(s) shall be issued within thirty (30) days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional sixty (60) days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed, judgment entered and enforced.
(e)    The arbitrator(s) will give effect to statutes of limitation in determining any Claim and may dismiss the arbitration on the basis that the Claim is barred. For purposes of the application of the statute of limitations, the service on AAA under applicable AAA rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this Agreement.
(f)    This Section does not limit the right of any party to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or non-judicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights; or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

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(g)    The filing of a court action is not intended to constitute a waiver of the right of any party, including the suing party, thereafter to require submittal of the Claim to arbitration.
(h)    BY AGREEING TO BINDING ARBITRATION, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM. FURTHERMORE, WITHOUT INTENDING IN ANY WAY TO LIMIT THIS AGREEMENT TO ARBITRATE, TO THE EXTENT ANY CLAIM IS NOT ARBITRATED, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH CLAIM. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.
10.16    California Judicial Reference. If any action or proceeding is filed in a court of the State of California by or against any party hereto in connection with any of the transactions contemplated by this Agreement or any other Loan Document, (a) the court shall, and is hereby directed to, make a general reference pursuant to California Code of Civil Procedure Section 638 to a referee (who shall be a single active or retired judge) to hear and determine all of the issues in such action or proceeding (whether of fact or of law) and to report a statement of decision; provided that at the option of any party to such proceeding, any such issues pertaining to a “provisional remedy” as defined in California Code of Civil Procedure Section 1281.8 shall be heard and determined by the court, and (b) without limiting the generality of Section 10.04, the Borrowers shall be solely responsible to pay all fees and expenses of any referee appointed in such action or proceeding.
10.17    No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arranger and the Lenders are arm’s-length commercial transactions between each Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arranger and the Lenders, on the other hand, (B) each Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, the Arranger and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Borrower or any of its Affiliates, or any other Person and (B) neither the Administrative Agent, the Arranger nor any Lender has any obligation to any Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Arranger and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of each Borrower and its Affiliates, and neither the Administrative Agent, the Arranger nor any Lender has any obligation to disclose any of such interests to any Borrower or its Affiliates. To the fullest extent permitted by law, each Borrower hereby waives and releases any claims that it may have against the Administrative

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Agent, the Arranger or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby; provided that the foregoing shall not be deemed to release Bank of America from any obligations expressly set forth herein.
10.18    Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other Committed Loan Notices, Swing Line Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.
10.19    USA PATRIOT Act. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of such Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Borrower in accordance with the Act. Each Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.
10.20    Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrowers in respect of any such sum due from it to the Administrative Agent or the L/C Issuer hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or the L/C Issuer, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or the L/C Issuer, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative

70290124_9

Agent or the L/C Issuer from the Borrowers in the Agreement Currency, each Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the L/C Issuer, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or the L/C Issuer in such currency, the Administrative Agent or the L/C Issuer, as the case may be, agrees to return the amount of any excess to the Borrowers (or to any other Person who may be entitled thereto under applicable law).
10.21    Keepwell. The Borrowers at the time the Guaranty or the grant of the security interest under the Loan Documents, in each case, by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under its Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering the Borrowers’ obligations and undertakings under this Section 10.21 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of the Borrowers under this Section shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. The Borrowers intend this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.
[Remainder of page intentionally left blank; signature pages follow.]

70290124_9

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
GRANITE CONSTRUCTION INCORPORATED

By: /s/ Laurel J. Krzeminski
Name: Laurel J. Krzeminski
Title: SVP and CFO

By: /s/ Jigisha Desai
Name: Jigisha Desai
Title: VP and Treasurer

GRANITE CONSTRUCTION COMPANY

By: /s/ Laurel J. Krzeminski
Name: Laurel J. Krzeminski
Title: SVP and CFO

By: /s/ Jigisha Desai
Name: Jigisha Desai
Title: VP and Treasurer

GILC INCORPORATED

By: /s/ Laurel J. Krzeminski
Name: Laurel J. Krzeminski
Title: President and CEO

By: /s/ Jigisha Desai
Name: Jigisha Desai
Title: VP and CFO

Granite Construction Incorporated
Second Amended and Restated Credit Agreement
Signature Page

BANK OF AMERICA, N.A., as
Administrative Agent and Collateral Agent

By: /s/ Bridgett J. Manduk Mowry
Name: Bridgett J. Manduk Mowry
Title: Vice President

Granite Construction Incorporated
Second Amended and Restated Credit Agreement
Signature Page

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer

By: /s/ Stuart Bonomo
Name: Stuart Bonomo
Title: Director

Granite Construction Incorporated
Second Amended and Restated Credit Agreement
Signature Page

BANK OF THE WEST

By:    /s/ Terry A. Switz
Name: Terry A. Switz
Title: Director

Granite Construction Incorporated
Second Amended and Restated Credit Agreement
Signature Page

BMO HARRIS BANK N.A.

By:    /s/ Brian Russ
Name: Brian Russ
Title: Vice President

Granite Construction Incorporated
Second Amended and Restated Credit Agreement
Signature Page

COMPASS BANK

By:    /s/ Tyler Mei
Name: Tyler Mei
Title: Senior Vice President

Granite Construction Incorporated
Second Amended and Restated Credit Agreement
Signature Page

MUFG UNION BANK, N.A.

By:    /s/ Pierre Bury
Name: Pierre Bury
Title: Director

Granite Construction Incorporated
Second Amended and Restated Credit Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION

By:    /s/ Jeff Benedix
Name: Jeff Benedix
Title: Vice President

Granite Construction Incorporated
Second Amended and Restated Credit Agreement
Signature Page

BRANCH BANKING AND TRUST COMPANY

By:    /s/ Trevor Williams
Name: Trevor Williams
Title: Banking Officer

Granite Construction Incorporated
Second Amended and Restated Credit Agreement
Signature Page

COMERICA BANK

By:    /s/ Mark C. Skrzynski Jr.
Name: Mark C. Skrzynski Jr.
Title: Vice President

Granite Construction Incorporated
Second Amended and Restated Credit Agreement
Signature Page

SCHEDULE 1.01(e)

EXISTING LETTERS OF CREDIT

L/C NO.	ORIGINAL ISSUE DATE	BENEFICIARY	EXPIRY DATE	AMOUNT

3114971	11/17/2010	Valley Forge Insurance Company and/or Transportation Insurance Co. Paid Loss Deduction Program	10/01/2016	$7,314,600.00

3128010	07/10//2013	Ace American Insurance Company Paid Loss Deduction Program	08/24/2016	$1,868,117.00

3131066	06/16/2014	McCoy Solar, Inc. Job Performance	06/12//2016	$806,985.00

3131481	03/16/2015	Plenary Walsh Keystone Joint Venture Performance	06/16/2016	$8,990,000.00

71124072_3                  S-1

SCHEDULE 1.01(g)
GUARANTORS

Granite Construction Company, a California corporation
GILC Incorporated, a California corporation
Granite Construction Northeast, Inc., a New York corporation
Intermountain Slurry Seal, Inc., a Wyoming corporation Kenny Construction Company, an Illinois corporation

71124072_3                  S-2

SCHEDULE 2.01
COMMITMENTS
AND APPLICABLE PERCENTAGES

REVOLVING CREDIT FACILITY

Revolving Credit Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$30,000,000.00	15.000000000%
Bank of the West	$26,000,000.00	13.000000000%
BMO Harris Bank N.A.	$26,000,000.00	13.000000000%
Compass Bank	$26,000,000.00	13.000000000%
MUFG Union Bank, N.A.	$26,000,000.00	13.000000000%
U.S. Bank National Association	$26,000,000.00	13.000000000%
Branch Banking and Trust Company	$20,000,000.00	10.000000000%
Comerica Bank	$20,000,000.00	10.000000000%
Total:	$200,000,000.00	100.000000000%

TERM FACILITY

Term Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$15,000,000.00	15.000000000%
Bank of the West	$13,000,000.00	13.000000000%
BMO Harris Bank N.A.	$13,000,000.00	13.000000000%
Compass Bank	$13,000,000.00	13.000000000%
MUFG Union Bank, N.A.	$13,000,000.00	13.000000000%
U.S. Bank National Association	$13,000,000.00	13.000000000%
Branch Banking and Trust Company	$10,000,000.00	10.000000000%
Comerica Bank	$10,000,000.00	10.000000000%
Total:	$100,000,000.00	100.000000000%

71124072_3                  S-3

SCHEDULE 5.05(d)
PROJECT DEBT

Entity's Name	Lender	Interest	Terms	Maturity	Balance as of 9/30/15
GEM, LLC	Washington Federal	6.00%	Development Loan, Monthly interest with quarterly principal payments	2/28/16	5,822,143
Subtotal - Consolidated Entities Project Debt					$5,822,143

Belmont 407	(Interbank) Park Cities Bank	4.00%	2014 maturity with 3 1-yr ext. options (to 2017) with cumulative principal reduction requirements to extend. Monthly interest payments required	12/29/17	12,789,006
Belmont 407	Texas Capital Bank	LIBOR +3.5%	Quarterly Principal Payments	12/06/17	730,843
Belmont 407	Texas Capital Bank	LIBOR +3.5%	Quarterly Principal Payments	05/07/17	1,113,174
Belmont 407	Access Bank	5.00%	Quarterly Interest Payments, interest and principal due on maturity	11/16/17	1,310,958
Realty Capital Argyle	Northstar Bank	6.50%	Interest pre-funded and scheduled principal payment required each year	7/27/16	1,795,024
Realty Capital Argyle	Northstar Bank	6.50%	Interest pre-funded and scheduled principal payment required each year	7/27/16	1,029,292
Granite Regional Park	Rabobank	4.15%	Principal & interest payable monthly, fully amortized	1/5/18	13,070,358
Granite Regional Park	Bank of Sacramento	4.85%	Principal & interest payable monthly, fully amortized	12/12/18	666,667
Granite Regional Park	ING	4.85%	Principal & interest payable monthly, fully amortized	1/1/23	10,953,730
Granite Regional Park	SAC County	6.19%	Semi-annual principal and interest (BOND)	09/01/22	2,649,849
XS Ranch	Steiner Family	7.00%	Interest only, payable quarterly, principal due at maturity	12/19/14	10,000,000
XS Ranch	Steiner & Sons Ltd	8.00%	Interest only, payable quarterly, principal due at maturity	12/19/20	1,500,000
XS Ranch	Fund VI, LLC	N/A	Principal Due at Maturity	04/01/16	5,000,000
Subtotal - Nonconsolidated Limited Partnerships Project Debt					$62,608,901

Total Debt, GLC Investees					$68,431,044

71124072_3                  S-4

SCHEDULE 5.06

LITIGATION

Investigation Related to Grand Avenue Project Disadvantaged Business Enterprise (“DBE”) Issues: On March 6, 2009, the U.S. Department of Transportation, Office of Inspector General served upon our wholly-owned subsidiary, Granite Construction Northeast, Inc. (“Granite Northeast”), a United States District Court, Eastern District of New York Grand Jury subpoena to produce documents. The subpoena sought all documents pertaining to the use of a DBE firm (the “Subcontractor”), and the Subcontractor’s use of a non-DBE subcontractor/consultant, on the Grand Avenue Bus Depot and Central Maintenance Facility for the Borough of Queens Project (the “Grand Avenue Project”), a Granite Northeast project, that began in 2004 and was substantially complete in 2008. The subpoena also sought any documents regarding the use of the Subcontractor as a DBE on any other projects and any other documents related to the Subcontractor or to the subcontractor/consultant. Granite Northeast produced the requested documents, together with other requested information. Subsequently, Granite Northeast was informed by the Department of Justice (“DOJ”) that it is a subject of an investigation, along with others, and that the DOJ believes that Granite Northeast’s claim of DBE credit for the Subcontractor was improper. In addition to the documents produced in response to the Grand Jury subpoena, Granite Northeast has provided requested information to the DOJ, along with other federal and state agencies (collectively the “Agencies”), concerning other DBE entities for which Granite Northeast has historically claimed DBE credit. The Agencies have informed Granite Northeast that they believe that the claimed DBE credit taken for some of those other DBE entities was improper. Granite Northeast has met several times since January 2013 with the DOJ and the Agencies’ representatives to discuss the government’s criminal investigation of the Grand Avenue Project participants, including Granite Northeast, and to discuss their respective positions on, and potential resolution of, the issues raised in the investigation. In connection with this investigation, Granite Northeast is subject to potential civil, criminal, and/or administrative penalties or sanctions, as well as additional future DBE compliance activities and the costs associated therewith. Granite believes that the incurrence of some form of penalty or sanction is probable, and has therefore recorded what it believes to be the most likely amount of liability it may incur in its condensed consolidated balance sheet as of September 30, 2015. Granite and Granite Northeast expect to resolve issues that have been raised in the investigation by the DOJ and Agencies as soon as practicable. Such resolution of the matters under investigation could have additional consequences that could have a material adverse effect on our financial position, results of operations and/or liquidity.

71124072_3                  S-5

SCHEDULE 5.09

ENVIRONMENTAL MATTERS

Granite Construction in the normal course of business utilizes petroleum (hydrocarbon) products which may be considered hazardous materials when encountered at regulatory levels established by the Federal EPA or the Regional State EPA. The utilization of these asphalt products, diesel, and gasoline over the years of operations have the potential of creating exposure to environmental cleanup requirements. All underground tanks meet current requirements. There are no pending governmental ordered clean up requirements.
However, the following represents estimates based on construction industry housekeeping practices as encountered during our normal course of business.

Locations	Amount
4115 E Illinois, Tucson AZ	$10,000
9301 S. Swan Road, Tucson AZ	25,000
10000 W. Tangerine Road, Marana AZ	25,000
21541 Highway 223, Arvin CA	25,000
Five Bridges Road, Bishop CA	25,000
3000 James Road, Bakersfield CA	25,000
7010 East Ave "T" ,Littlerock CA	25,000
213 E. Avenue M, Lancaster, CA 93535 999 Mission Rock Road, Santa Paula, CA 93060	10,000 25,000
10000 Brown Road, Inyokern CA	25,000
715 Comstock Street, Santa Clara, CA	25,000
2829 Monterey Road, San Jose CA 95111	25,000
3800 Bassett Street, Santa Clara, CA 95054	25,000
Baker Flats Industrial Park, 5497 Enterprise Dr. East, Lot 1 of Douglas County, Wenatchee, WA	25,000
41921 Best Frontage Rd., Baker City, OR 97814	25,000
135 Tidyman Road, Dallesport, WA	25,000
1430 Dell Avenue, Walla Walla, WA	25,000
1073 Hwy 97, Ellensburg, WA	25,000
18208A SE 1st, Camas Vancouver, WA	25,000
81500 Lind Rd., Hermiston, OR	25,000
5665 Nelpar Drive, E. Wenatchee, WA	10,000
5278 Hwy 17 N, Moses Lake, WA	25,000
1080 N. Oregon Street, Pasco, WA	25,000
249-B Rodeo Trail Road, Omak, WA	25,000
60 Pond Road, Yakima, WA 0r 80 Pond Road	25,000
38940 Highway 33, Coalinga CA	25,000
Fresno, CA	10,000
1800 Felton Quarry Road, Felton, CA	35,000
721 Work Street, Salinas, CA	25,000
600 W. Beach Street, Watsonville, CA	35,000
Arcata, 1540 Giuntoli Lane, Arcata CA	265,000
Kelseyville Plant, 3550 Big Valley, Rd. Kelseyville CA	52,000
North State Street, 4201 N State Street, Ukiah CA (No Further Action Letter Received – Working on Deed Restriction to close property)	0

71124072_3                  S-6

I-80 Exit 21, Lockwood NV	35,000
1900 Glendale Avenue, Sparks NV	25,000
440 East Axton Rd., Bellingham, WA 98226	25,000
4001 Bradshaw Road, Sacramento CA	25,000
15560 County Road 87, Esparto, CA	35,000
Elkhorn Asphalt Plant - 900 W. Elkhorn Road, Rio Linda CA	25,000
4714 Pacific Heights Road, Oroville, CA	25,000
5335 Debbie Road - Santa Barbara Ca	25,000
400 South Hwy 1010, Buellton CA	25,000
2095 Hwy 111, El Centro CA	25,000
38155 Monroe Street , Indio CA	25,000
Jimenez, CA	25,000
7451 Mojave Road, 29 Palms CA	25,000
10500 S. Harlan Road, French Camp CA	25,000
Tracy Pit - 30909 S. Tracy Blvd., Tracy CA	25,000
900 N to 1100 N Warm Springs Rd, Salt Lake City UT	35,000
6901 Wasatch Blvd., Salt Lake City UT	25,000
1123 N. Warm Springs Rd, Salt Lake City	10,000
South of 31st Street, Ogden, UT	81,000
Willard County UT	10,000
1555 South 1900 W, West Haven UT Chugiak Alaska Lang Street, Alaska Palmer, Alaska Wolf, Alaska	25,000 10,000 25,000 25,000 10,000
$1,433,000

71124072_3                  S-7

SCHEDULE 5.13(a)

SUBSIDIARIES AND OTHER EQUITY INVESTMENTS

Granite Construction Company (“GCC”)	California	C Corp	GCI	100.00%	Investor
ABC Marine L.L.C.	LA	LLC	GCC	41%	Manager
AGL Constructors (IH 35E Managed Lanes Project	TX	JV	GCC	35.00%	Patner
Ames-Granite Joint Venture	MN	JV	GCC	50.00%	Partner
Audubon Bridge Constructors, a Joint Venture	LA	JV	GCC .	25%	Partner
California Corridor Constructors, a Joint Venture	CA	JV	GCC	30.00%	Partner
Copper Hills Constructors, a Joint Venture	DE	JV	GCC	45%	Manager
Eastside Corridor Constructors	WA	JV	GCC	60%	Sponsor
FCI Constructors/Granite, A Joint Venture	CA	JV	GCC	60.00%	Partner
GCC/MCM, A Joint Venture	CA	JV	GCC	70.4%	Sponsor
Granite/Ames Joint Venture (SR-193 Ext CMGC	UT	JV	GCC	55.00%	Manager
Granite-McCrossan	MN	JV	GCC	60.00%	Manager
Granite Northwest, Inc.	WA	C Corp	GCC	100.00%	Investor
Granite/PCL, A Joint Venture	FL	JV	GCC	65.00%	Manager
Granite/Rizzani de Eccher, A Joint Venture	FL	JV	GCC	60.00%	Sponsor
Granite/RLW Joint Venture (SH 82 Grand Ave Bridge CM GC	CO	JV	GCC	60.00%	Sponsor
Granite Hensel Phelps JV (Prison Hospitals)	DE	JV	GCC	24.2	Partner
Hensel Phelps-Granite JV (Mamizu)	DE	JV	GCCG	49	Partner
Hensel Phelps Granite Hangar Joint Venture (Hangar Project – Miramar Naval Air Station)	DE	JV	GCC	25	Partner
Hill Country Constructors	TX	JV	GCC	70.00%	Sponsor
Houston Rapid Transit, a Joint Venture	TX	JV	GCC	33%	Manager
Intercounty Constructors	MD	JV	GCC	55.00%	Manager
Largo Constructors (LGS), A Joint Venture	MD	JV	GCC	30.00%	Partner
Las Vegas Monorail Team	NV	JV	GCC	44.80%	Partner
Minnesota Transit Constructors	MN	JV	GCC	56.50%	Sponsor
Old Pueblo Trackworks (ARRA - Tucson Modern Streetcar Project)	CA	JV	GCC .	80%	Managing
Pulice-Granite JV	AZ	JV	GCC	25.00%	Member
Pulice –Granite Red Mtn JV (Red Mtn Freeway SR202L, SR101L to Broadway Rd)	AZ	JV	GCC	35.00%	Patner
Raleigh-Durham Roadbuilders	SC	JV	GCC	40.00%	Partner
Skanska-Granite-Lane, a Joint Venture	FL	JV	GCC	30.00%	Partner
Tangerine Corridor Constructors	AZ	JV	GCC	50.00%	Manager
TGM Constructors	KY	JV	GCC	25.00%	Partner

71124072_3                  S-8

Tri-County Rail Constructors, A Joint Venture	FL	JV	GCC	30.00%	Partner
Walsh/Granite JV	UT	JV	GCC	40.00%	Partner
Wasatch Constructors, A Joint Venture	UT	JV	GCC	57.00%	Partner
Washington County Constructors	UT	JV	GCC	40%	Partner
Wilder Realty I, Inc.	WA	C Corp	GCC	100.00%	Investor
Yaquina River Constructors, A Joint Venture	OR	JV	GCC	99%	Manager
Granite Construction International	CA	C Corp	GCI	100.00%	Investor
Granite Construction Company Guam	GU	C Corp	GC Int’l	100.00%	Investor
Hensel Phelpe-Granite-Traylor Pacific JV (Multiple award Construction Contract (“MACC”) by the Naval Facility Engineering Command (“NAVFAC”)	GU	JV	GCCG	35.00%	Partner
Granite Construction Northeast, Inc.	NY	C Corp	GCI	100.00%	Investor
Granite Halmar-Fujitec America A Joint Venture	NY	JV	GNE	44.90%	Manager
Granite-Traylor-Frontier Joint Venture	NY	JV	GNE	42.5%	Manager
Phoenix Constructors	NY	JV	GNE	20.00%	Partner
Schiavone-Granite Halmar, A Joint Venture	NY	JV	GNE	40.00%	Partner
Skanska/Granite/Skanska JV	NY	JV	GNE	20%	Partner
Tappan Zee Constructors, LLC (Tappan Zee Hudson River Crossing Project NYDOT)	NY	JV	GNE	23.33%	Member
Granite Land Company	CA	C Corp	GCI	100.00%	Investor
GLC Argyle 114, Ltd.	TX	LP	GLC	99.8%	Class A LP
Realty Capital Argyle 114, Ltd.	TX	LP	GLC Argyle 114, Ltd	48%	LP
GLC Belmont, Ltd.	TX	LP	GLC	99.8%	Class A LP
Realty Capital Belmont, Ltd.	TX	LP	GLC Belmont, Ltd.	41.67%	LP
Belmont 407, LLC	TX	LLC	Realty capital Belmont, Ltd.	95.39%	Member
GLC/EPC McCormick Woods, LLC	WA	LLC	GLC	99.9%	Manager
GEM1, LLC	WA	LLC	GLC/EPC M	70%	Manager
GLC Fort Worth, LLC	TX	LLC	GLC	100%	Sole Member
GLC Hometown Apartments, Ltd.	TX	LP	GLC	99.89%	Member
Hometown Urban Partners, Ltd	TX	LP	GLC Hometown Apts., Ltd	49.9%	LP
Highpoint Oaks, Ltd.	TX	LP	GLC	76.2	LP

71124072_3                  S-9

RCP Belmont, Ltd. (Note: Entity has interest in Realty Capital Belmont, Ltd. – See listing under GLC Belmont, Ltd., above)	TX	LP	GLC	17.8%	Class A LP
Regional Park Limited Partnership	CA	LP	GLC	25%	LP
XS Ranch Fund VI, L.P.	DE	LP	GLC	5.58%	LP
Intermountain Slurry Seal Inc.	WY	C Corp	GCI	100.00%	Investor
Kenny Construction Company	IL	C Corp	GCI	100.00%	Investor
101 Kokanee, LLC	IL	LLC	KCC	100.00%	Sole Member
Chicago Transit Partners Joint Venture	IL	JV	KCC	47.00%	Partner
Kenny/Kraemer Joint Venture (Illinois State Toll Highway/Authority Fox River Bridge Reconstruction	IL	JV	KCC	41.00%	Manager
Kenny/Obayashi II Joint Venture (OARS Columbus, OH Project)	OH	JV	KCC	65.00%	Manager
Kenny/Shea Joint Venture (Metropolitan Water Reclamation District of Greater Chicago – 39th Street Conduit Rehabilitation )	IL	JV	KCC	65.00%	Manager
Obayashi Canada/Kenny/Kenaidan/Technicore Joint Venture (Eglinton Scarborough Crosstown Tunnel Construction)	ON Canada	JV	KCC	25.00	Partner
Shea/Kenny JV (Milwaukee Project)	WI	JV	KCC	35.00	Partner
Western Slope Utilities, LLC	IL	LLC	KCC	100.00%	Sole Member
Paramount-Nevada Asphalt Company, LLC	NV	LLC	GCI	50.00%	Investor
Pozzolan Products Company (P.P.C.)	UT	C Corp	GCI	100.00%	Investor

71124072_3                  S-10

SCHEDULE 5.13(b)
PERMITTED NOTES GUARANTORS

Granite Construction Company, a California corporation
Intermountain Slurry Seal, Inc., a Wyoming corporation
GILC Incorporated, a California corporation
Granite Construction Northeast, Inc., a New York corporation Kenny Construction Company, an Illinois corporation

71124072_3                  S-11

SCHEDULE 5.16

INTELLECTUAL PROPERTY MATTERS

None.

71124072_3                  S-12

SCHEDULE 7.01

EXISTING LIENS

Debtor	Lien Holder	Property	Maturity	Balance as of
				September 30, 2015
Granite Construction Company	Anderson/Watson	Willard UT Property	12/15/19	$78,397
Granite Construction Company	Linda Watson	Willard UT Property	12/22/19	48,524
				$126,921

				September30, 2015
GEM1, LLC	Washington Federal	Project Debt Property	02/28/16	5,822,143

Belmont 407	(Interbank)Park Cities Bank	Project Debt Property	02/29/17	12,789,006
Belmont 407	Texas Capital Bank	Project Debt Property	12/06/17	730,843
Belmont 407	Texas Capital Bank	Project Debt Property	05/17/17	1,113,174
Belmont 407	Access Bank	Project Debt Property	11/16/17	1,310,958
Realty Capital Argyle	Northstar Bank	Project Debt Property	7/27/16	1.795,024
Realty Capital Argyle	Northstar Bank	Project Debt Property	7/27/16	1,029,292
Granite Regional Park	Rabobank	Project Debt Property	1/5/18	13,070,358
Granite Regional Park	Bank of Sacramento	Project Debt Property	10/06/12	666,667
Granite Regional Park	ING	Project Debt Property	1/1/23	10,953,730
Granite Regional Park	SAC County	Project Debt Property (Bond)	09/01/22	2,649,849
XS Ranch	Steiner & Sons Ltd	Project Debt Property	12/19/20	10,000,000
XS Ranch	Steiner & Sons Ltd	Project Debt Property	12/19/20	1,500,000
XS Ranch	Fund VI, LLC	Project Debt Property	04/01/16	5,000,000

Granite Construction Incorporated, Granite Construction Company, Granite Land Company, Intermountain Slurry Seal, Inc., GILC, L.P., Granite Construction Northeast, Inc., Granite Northwest, Inc., Pozzolan Products Company (P.P.C.), Kenny Construction Company, Western Slope Utilities, LLC
	Federal Insurance Company, Travelers Casualty and Surety Company, Zurich American Insurance Company, The Continental Insurance Company
Liens and other security interests granted by the Borrower and/or its Subsidiaries in favor of a surety arising under any Indemnity Agreement or surety agreement entered into in the Ordinary Course of Business in connection with construction-related performance bonds
			As provided in Surety Agreement

				$68,431,044

71124072_3                  S-13

SCHEDULE 7.02(a)

EXISTING INVESTMENTS

Company	Descriptions	Book
		September 30, 2015
Paramount-Nevada Asphalt	LLP	$8,983,975

		$8,983,975

		September 30, 2015
Eastside Corridor Constructors	Joint Venture	21,000,000
Hill Country Constructors	Joint Venture	787,500
Tappan Zee Construction LLC	Joint Venture	50,155,240
AGL	Joint Venture	3,500,000
Crosstown Transit Constructors	Joint Venture	5,077,000
Ames Granite	Joint Venture	22,300,000
I-4 Mobility Partners (SGL)	Joint Venture	12,000,000
		$114,819,740

Granite Land Company	Descriptions	Book
		September 30, 2015
Hometown Urban Apts., Ltd.	LP	610,891
Belmont 407 - Including Investment II in RCP Belmont	LLC	12,428,252
Reality Capital Argyle 114, Ltd.	LP	2,739,570
XS Ranch	LP	1,726,952
Highpoint Oaks	LP	1,325,878
		$18,831,543

71124072_3                  S-14

SCHEDULE 7.02(b)
INVESTMENT POLICY
Purpose
This Procedure establishes the requirements for the investment of Company funds. Our objective is to set up appropriate protocols to maximize return on Company funds, while maintaining liquidity and working capital for present and future operations. This Procedure does not cover investments held in deferred compensation or in other retirement plans.
Scope
This Procedure applies to Granite Construction Incorporated and its managed entities (“Granite” or “Company”).
Definitions/Background

Audit and Compliance Committee (A&CC)	An operating committee of the Board of Directors charged with oversight of financial reporting and disclosure.
Authorized Traders	Individuals authorized by the Board of Directors to carry out investment trading activities on behalf of the Company.
Responsibilities
The A&CC must approve any changes to this Procedure. The Procedure will be reviewed by the Treasury Department annually and revised as needed.

Authorized Traders shall act on behalf of the Company, according to the Investment Principles established in the requirements below.
Requirements
1.General Process
1.1.    The Treasury Operations Department maintains the following lists for authorization:
1.1.1 Appendix A: Authorized Traders List
1.1.2. Appendix B: Authorized Dealers and Banks for Trade
1.1.3. Appendix C: Authorized Escrow Portfolio Holders
2.Investment Principles
2.1.         The following investment principles have been established (in order of preference) when making Working Capital and Escrow Portfolio Investments.
2.1.1    Safety – The primary principle is the protection of capital. Each investment transaction shall seek to first ensure that capital losses are avoided, whether they are from securities defaults or erosion of market value.
2.1.2    Liquidity – The investment portfolio must be structured in a manner that will provide sufficient liquidity to pay the obligations of the Company. Any excess cash above the aforementioned requirements may be invested in instruments with longer maturities
2.1.3    Diversification – The investment activity must ensure diversification of investments to minimize risk in any one security and/or issuer.

71124072_3                  S-15

2.1.4	Investment Return – The investment activity must seek to maximize the return on all investments.

3.	Duration Limits
3.1. The duration of the portfolio shall be consistent with the cash needs of Granite.

3.2.	All working capital investments are limited to an average maturity of one year from date of settlement.

3.3.
Any investment with maturities longer than one year must be invested in instruments issued, guaranteed, or insured by the U.S. Government or any of its Agencies, Municipal Bonds, and/or Corporate Bonds as specified in the Investment Matrix for Working Capital and Escrow Portfolios guidance document.

3.4.	The average maturity of the escrow portfolio and escrow deposit agreements shall not exceed five years.

4.	Marketability Requirement
4.1. Holdings shall be of sufficient size and held in issues which are traded actively to facilitate transactions at minimum cost and provide accurate market valuations.

5.	Custody of Securities
5.1.    All working capital fixed income investments will be delivered to Union Bank for safekeeping.
5.2. All money market funds are authorized to hold investments in custody on behalf of the Company. 5.3.    The Company will not take physical possession of investment securities.
5.4.    Each financial institution must provide timely confirmation/safekeeping receipts on all transactions and provide monthly transaction reports.

6.	Escrow Portfolio (Securities held in escrow in lieu of retention)

6.1.	The types of investments will be guided by the terms of the escrow and the owners’ requirements, but in all cases the investment will be governed by this Procedure.
6.2.    Money Market investments for escrows are determined and funded by the owners.

6.3.	Banks or institutions not listed, but required by the escrow agreement and deemed creditworthy, will also be acceptable.
7.    Approvals

7.1.	Any individual transaction conforming to the Procedure shall be acknowledged by the SVP/CFO or VP/Treasurer by initialing on the Investment Transaction form.
7.2. Any exception to the Procedure must be reviewed and approved by (any two of) the CEO, SVP/CFO or VP/Treasurer.
7.3. Any individual investment that is downgraded, causing the portfolio to fall out of compliance, shall be approved by the SVP/CFO or the VP/Treasurer.

7.4.	All new Securities Issuers must pass a thorough credit review process that evaluates all related risks to ensure that it conforms to this Procedure.
8.    Reporting

8.1.	Weekly – An investment position report is provided to the VP/Treasurer and the Sr. Manager, Treasury Operations.

References

TO-GD-001     Investment Matrix for Working Capital and Escrow Portfolios

71124072_3                  S-16

Forms

TO-F-007     Investment Transaction
Appendix

Appendix A: Authorized Traders List
Appendix B: Authorized Dealers and Banks for Trade
Appendix C: Authorized Escrow Portfolio Holders

AT TIME OF PURCHASE

Eligible Investments	Rating Agency	Minimum Rating Quality	Max. Maturity Limit	Limit by Security Type	Other Investment Limits
U.S. Treasury Obligations	N/A	N/A	5 Years	Up to 100% of Total Portfolio	No limit
Federal Agency Obligations of the U.S. Government	N/A	N/A	5 Years	Up to 50% of Total Portfolio	Per issuer limit – of $50,000,000
Commercial Bank interest bearing deposit account	N/A	N/A	N/A	Up to 50% of Total Portfolio	Per institution limit – of $50,000,000 Credit Bank Relationship
Obligations issued by U.S. owned domestic commercial banks limited to: Banker’s Acceptance Certificate of Deposit	S&P, & Moody’s	A-1/P-1 (for BA’s) A-1/P-1 (for CD’s)	1 Year	50% of Total Portfolio	Per issuer limit – the greater of 10% of portfolio OR $5,000,000
Obligations issued by U.S. bank subsidiaries of Non U.S. Banks limited to: Yankee Banker’s Acceptance Yankee/Eurodollar Certificates of Deposit (all securities U.S. dollar denominated)	S&P & Moody’s	A-1/P-1 (for BA’s) A-1/P-1 (for CD’s) .	1 Year	40% of Total Portfolio	Per issuer limit – the greater of 10% of portfolio OR $5,000,000
Commercial Paper – Top Tier	S&P & Moody’s	A-1/P-1	270 Days	75% of Total Portfolio	Per issuer limit – the greater of 10% of portfolio OR $5,000,000
Commercial Paper – Split Rated	S&P & Moody’s	A-1/P-2 or A2-P1 Must be publicly traded and have at least $10B in Market Capitalization at the time of purchase.	270 Days	30% of Overall Commercial Paper Portfolio OR 22.5% of Total Portfolio	Per issuer limit – the greater of 10% of Commercial Paper Portfolio OR $5,000,000

71124072_3                  S-17

Commercial Paper – Second Tier	S&P, & Moody’s	A-2/P-2 Must be publicly traded Corporation and have at least $15B in Market Capitalization at the time of purchase.	270 Days	20% of Overall Commercial Paper Portfolio OR 15% of Total Portfolio	Per issuer limit – the greater of 10% of Commercial Paper Portfolio OR $5,000,000
Municipal Securities (Taxable and Tax-Exempt)	S&P & Moody’s,	AA-/Aa3 or better Ratings have to be on a stand-alone basis without credit support.	3 Years	25% of Total Portfolio	Per issuer limit – the greater of 10% of Muni Portfolio OR $5,000,000
Money Market Funds (Taxable and Tax-Exempt) – Including the passive sweep accounts offered by commercial banks	S&P & Moody’s	AAAm/Aaa	Average Maturity of 90 Days or Less	75% of Total Portfolio	Up to $50 million may be invested in any single well-diversified money market fund that invests primarily in securities authorized under this investment policy.
Corporate Bonds	S&P & Moody’s	AA-/Aa3 Must be publicly traded Corporation and have at least $15B in Market Capitalization at the time of purchase. Issue size must be $150M	2 years	20% of Total Portfolio	Per issuer limit of $5,000,000
Note: The credit rating of issuer will be superseded by that of the guarantor where applicable.

71124072_3                  S-18

SCHEDULE 7.02(g)
INVESTMENTS BY ANY GLC VENTURE

Granite Land Company	Descriptions	September 30, 2015
Hometown Urban Apts., Ltd.	LP	610,891
Belmont 407 - Including Investment II in RCP Belmont	LLC	12,428,252
Reality Capital Argyle 114, Ltd.	LP	2,739,570
XS Ranch	LP	1,782,952
Highpoint Oaks	LP	1,411,975
	Total	$18,831,543

71124072_3                  S-19

SCHEDULE 7.03
EXISTING INDEBTEDNESS

Borrower	Lender	Interest Rate	Maturity	Balance	Description

Granite Construction Incorporated	Bank of America Revolving Credit Agreement	2.97%	01/22/16	$70,000,000	Revolver LIBOR loan to purchase Kenny
Granite Construction Incorporated	Private Placement Note Holders	6.11%	12/12/19	200,000,000	Notes issued to refinance debt and for general corporate purposes
Granite Construction Company	Anderson/Watson	6.50%	12/15/19	78,397	Real estate property
Granite Construction Company	Linda Watson	6.50%	12/22/19	48,524	Real estate property
				$270,126,921

GEM1, LLC	Washington Federal	6.00%	2/28/16	5,822,143	Project Debt
Subtotal - Consolidated Entities Project Debt				5,822143

Belmont 407	(Interbank)Park Cities Bank	4.00%	12/29/2017	12,789,006	Project Debt
Belmont 407	Texas Capital Bank	LIBOR + 3.5%	12/06/2017	730,843	Project Debt
Belmont 407	Texas Capital Bank	LIBOR + 3.5%	05/17/17	1,113,174	Project Debt
Belmont 407	Access Bank	5.00%	11/16/17	1,310,958	Project Debt
Realty Capital Argyle	Northstar Bank	6.50%	7/27/16	1,795,024	Project Debt
Realty Capital Argyle	Northstar Bank	6.50%	7/27/16	1,029,292	Project Debt
Granite Regional Park	Rabobank	4.15%	1/5/18	13,070,358	Project Debt
Granite Regional Park	Bank of Sacramento	4.85%	12/12/18	666,667	Project Debt
Granite Regional Park	ING	4.85%	1/1/23	10,953,730	Project Debt
Granite Regional Park	SAC County (Bond)	6.19%	9/1/22	2,649,849	Project Debt
XS Ranch	Steiner & Son, Ltd	8.00%	12/19/20	10,000,000	Project Debt
XS Ranch	Steiner & Sons, Ltd	8.00%	12/19/20	1,500,000	Project Debt
XS Ranch	Fund VI, LLC	N/A	04/01/16	5,000,000	Project Debt
Subtotal - Nonconsolidated Limited Partnerships Project Debt				$62,608,901

71124072_3                  S-20

Principal	Insurer	Description	Penal Sum	Cost to complete	Maturity

Granite Construction Incorporated and Subsidiaries	Federal Insurance Company, Travelers Casualty and Surety Company, Zurich American Insurance Company, The Continental Insurance Company	Payment and Performance Bonds for Construction Projects	$10,115,675,821	$2,431,965,961	Various
Granite Construction Incorporated and Subsidiaries	Federal Insurance Company	Miscellaneous bonds in support of permitting, reclamation and licensing	$74,758,608	$74,758,608	Various

71124072_3                  S-21

SCHEDULE 7.03(m)(i)
PROJECT DEBT OUTSTANDING

Borrower	Lender	Interest Rate	Maturity	Balance

GEM1, LLC	Washington Federal	6.00%	2/28/16	5,822,143
Subtotal - Consolidated Entities Project Debt				$5,822,143

Belmont 407	(Interbank)Park Cities Bank	4.00%	12/29/17	12,789,006
Belmont 407	Texas Capital Bank	LIBOR + 3.5%	12/06/17	730,843
Belmont 407	Texas Capital Bank	LIBOR + 3.5%	05/17/17	1,113,174
Belmont 407	Access Bank	5.00%	11/16/17	1,310,958
Realty Capital Argyle	Northstar Bank	6.50%	7/27/16	1,795,024
Realty Capital Argyle	Northstar Bank	6.50%	7/27/16	1,029,292
Granite Regional Park	Rabobank	4.15%	1/5/18	13,070,358
Granite Regional Park	Bank of Sacramento	4.85%	12/12/18	666,667
Granite Regional Park	ING	4.85%	1/1/23	10,953,730
Granite Regional Park	SAC County (Bond)	6.19%	9/1/22	2,649,849
XS Ranch	Steiner & Sons, Ltd	8.00%	12/19/120	10,000,000
XS Ranch	Steiner & Sons, Ltd	8.00%	12/19/20	1,500,000
XS Ranch	FUND VI	N/A	04/01/2016	5,000,000
Subtotal - Nonconsolidated Limited Partnerships Project Debt				$62,608,901

Total Debt     $68,431,044

71124072_3                  S-22

SCHEDULE 7.09

TRANSACTIONS WITH AFFILIATES

None.

71124072_3                  S-23

SCHEDULE 10.02
ADMINISTRATIVE AGENT’S OFFICE;
CERTAIN ADDRESSES FOR NOTICES

BORROWERS:
Granite Construction Incorporated
585 West Beach Street
Watsonville, California 95076

Attention:	Jigisha Desai, Treasurer

Telephone:	831.761.4784
Telecopier:    831.768.4065
Electronic Mail: jigisha.desai@gcinc.com

Website Address:	www.graniteconstruction.com
U.S. Taxpayer Identification Number:

Granite Construction Company
U.S. Taxpayer Identification Number:

GILC Incorporated
U.S. Taxpayer Identification Number:

ADMINISTRATIVE AGENT:

Administrative Agent’s Office
(for payments and Requests for Credit Extensions):
Bank of America, N.A.
One Independence Center
101 N. Tryon Street, 5th Floor
Mail Code:  NC1-001-05-46
Charlotte, NC 28256-0001
Attention:        David Sanctis
Telephone:       980.387.2466
Telecopier:       704.409.0026
Electronic Mail:  david.sanctis@baml.com

Bank of America, N.A.
New York, NY
ABA# 026009593
Account # 1366212250600
Account Name: Corporate Credit Services
Ref:  Granite Construction Incorporated

71124072_3                  S-24

Other Notices as Administrative Agent:
Bank of America, N.A.
Agency Management
555 California Street, 4th Floor
Mail Code:  CA5-705-04-09
San Francisco, California 94104
Attention:        Bridgett J. Manduk Mowry
Telephone:       415.436.1097
Telecopier:       415.503.5011
Electronic Mail:  bridgett.manduk@baml.com

L/C ISSUER:
Bank of America, N.A.
Bank of America Plaza
Trade Operations
333 S. Hope Street, 14th Floor
Mail Code:  CA9-193-14-53
Los Angeles, California 90071-1406
Attention:        Tai Anh Lu
Telephone:       213.345.2517
Telecopier:       888.277.5577
Electronic Mail:  tai_anh.lu@baml.com

SWING LINE LENDER:
Bank of America, N.A.
One Independence Center
101 N. Tryon Street, 5th Floor
Mail Code:  NC1-001-05-46
Charlotte, NC 28256-0001
Attention:        David Sanctis
Telephone:       980.387.2466
Telecopier:       704.409.0026
Electronic Mail:  david.sanctis@baml.com

Bank of America, N.A.
New York, NY
ABA# 026009593
Account # 1366212250600
Account Name: Corporate Credit Services
Ref:  Granite Construction Incorporated

71124072_3                  S-25

EXHIBIT A

FORM OF LOAN NOTICE

Date: ___________, _____

To:	Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of October 28, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”, the terms defined therein being used herein as therein defined), among Granite Construction Incorporated, a Delaware corporation (the “Company” and a “Borrower”), Granite Construction Company, a California corporation (“GCC” and a “Borrower”), and GILC Incorporated, a California corporation (“GILC” and a “Borrower”, and together with Company and GCC, collectively, the “Borrowers”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer.
The undersigned hereby requests (select one):
A Borrowing of __Revolving Credit Loans __Initial Term Borrowing
__Subsequent Term Borrowing
__A conversion or continuation of __Revolving Credit Loans __a Term Loan
1.    On      (a Business Day).
2.    In the amount of $    .
3.    Comprised of                     .
        [Type of Loan requested]
4.    For Eurodollar Rate Loans: with an Interest Period of      months.
5.    For the following Borrower: ________________________.
[The Revolving Credit Borrowing requested herein complies with the proviso to the first sentence of Section 2.01(b) of the Credit Agreement.]

The Company hereby represents and warrants that the conditions specified in Section 4.02 of the Credit Agreement shall be satisfied on and as of the date of the Credit Extension.

1 Include this sentence in the case of a Revolving Credit Borrowing

Form of Loan Notice
71124072_3

Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.
GRANITE CONSTRUCTION INCORPORATED
By:
Name:
Title:
By:
Name:
Title:

A-2
Form of Loan Notice
71124072_3

EXHIBIT B

FORM OF SWING LINE LOAN NOTICE

Date: ___________, _____

To:	Bank of America, N.A., as Swing Line Lender Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of October 28, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”, the terms defined therein being used herein as therein defined), Granite Construction Incorporated, a Delaware corporation (the “Company” and a “Borrower”), Granite Construction Company, a California corporation (“GCC” and a “Borrower”), and GILC Incorporated, a California corporation (“GILC” and a “Borrower”, and together with Company and GCC, collectively, the “Borrowers”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer.
The undersigned hereby requests a Swing Line Loan:
1.    On      (a Business Day).
2.    In the amount of $    .
The Swing Line Borrowing requested herein complies with the requirements of the provisos to the first sentence of Section 2.04(a) of the Agreement.
GRANITE CONSTRUCTION INCORPORATED
By:
Name:
Title:
By:
Name:
Title:

B-1
Form of Swing Line Loan Notice

EXHIBIT C-1

FORM OF REVOLVING CREDIT NOTE

FOR VALUE RECEIVED, each of the undersigned (each, a “Borrower” and collectively, the “Borrowers”), hereby, jointly and severally, promises to pay to _____________________ or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Revolving Credit Loan from time to time made by the Lender to the Borrowers under that certain Second Amended and Restated Credit Agreement, dated as of October 28, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”, the terms defined therein being used herein as therein defined), among Granite Construction Incorporated, a Delaware corporation (the “Company”), Granite Construction Company, a California corporation (“GCC”), and GILC Incorporated, a California corporation (“GILC”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer.
Each Borrower, jointly and severally, promises to pay interest on the unpaid principal amount of each Revolving Credit Loan from the date of such Revolving Credit Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. Except as otherwise provided in Section 2.04(f) of the Agreement with respect to Swing Line Loans, all payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.
[This Note is issued pursuant to the Agreement in replacement of a Note dated October 11, 2012 issued by the Borrowers to the Lender (the “Original Note”) and does not effect any refinancing or extinguishment of the indebtedness and obligations of such Original Note, and is not a novation but is a replacement of such Original Note.]
This Revolving Credit Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Revolving Credit Note is also entitled to the benefits of the Guaranty and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Revolving Credit Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Revolving Credit Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

2 Include this sentence in any Note issued to an Existing Lender.

C-1-1
Form of Revolving Credit Note

Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Revolving Credit Note.
[Remainder of page intentionally left blank.]

C-1-2
Form of Revolving Credit Note

THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.
GRANITE CONSTRUCTION INCORPORATED

By:
Name:
Title:

By:
Name:
Title:

GRANITE CONSTRUCTION COMPANY

By:
Name:
Title:

By:
Name:
Title:

GILC INCORPORATED

By:
Name:
Title:

By:
Name:
Title:

C-1-3
Form of Revolving Credit Note

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

C-1-4
Form of Revolving Credit Note

EXHIBIT C-2

FORM OF TERM NOTE

FOR VALUE RECEIVED, each of the undersigned (each, a “Borrower” and collectively, the “Borrowers”), hereby, jointly and severally, promises to pay to _____________________ or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Term Loan from time to time made by the Lender to the Borrowers under that certain Second Amended and Restated Credit Agreement, dated as of October 28, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”, the terms defined therein being used herein as therein defined), among Granite Construction Incorporated, a Delaware corporation (the “Company”), Granite Construction Company, a California corporation (“GCC”), and GILC Incorporated, a California corporation (“GILC”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer.
Each Borrower, jointly and severally, promises to pay interest on the unpaid principal amount of each Term Loan from the date of such Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.
This Term Note is one of the Term Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Term Note is also entitled to the benefits of the Guaranty and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Term Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Term Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Term Note and endorse thereon the date, amount and maturity of its Term Loans and payments with respect thereto.
Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term Note.
THIS TERM NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

C-2-1
Form of Term Note

GRANITE CONSTRUCTION INCORPORATED

By:
Name:
Title:

By:
Name:
Title:

GRANITE CONSTRUCTION COMPANY

By:
Name:
Title:

By:
Name:
Title:

GILC INCORPORATED

By:
Name:
Title:

By:
Name:
Title:

C-2-2
Form of Term Note

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

C-2-3
Form of Term Note

EXHIBIT D
FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date: , 20__

To:	Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
The undersigned refers to that certain Second Amended and Restated Credit Agreement, dated as of October 28, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Granite Construction Incorporated, a Delaware corporation (the “Company” and a “Borrower”), Granite Construction Company, a California corporation (“GCC” and a “Borrower”), and GILC Incorporated, a California corporation (“GILC” and a “Borrower”, and together with Company and GCC, collectively, the “Borrowers”), the financial institutions from time to time party thereto (collectively, the “Lenders”) and Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer (the “Administrative Agent”). Unless otherwise defined herein, each capitalized term used herein has the meaning assigned thereto in the Credit Agreement.
The undersigned Responsible Officer of the Company hereby certifies, on behalf of the Company and not individually, as of the date hereof that s/he holds the office of ________________ with the Company, that, as such, s/he is authorized to execute and deliver this Certificate to the Administrative Agent on behalf of the Company and its Subsidiaries, and that:
1.    Attached hereto or posted on the Company’s website or posted on the website of the Securities and Exchange Commission at www.sec.gov is:
(a)    a consolidated balance sheet of the Company and its Subsidiaries as at the end of the fiscal year ended [_______________, 20__] (the “Subject Fiscal Year”), and the related consolidated statements of income or operations, shareholders’ equity and cash flows for the Subject Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP and are not subject to any qualifications or exceptions as to the scope of the audit nor to any qualifications and exceptions that are not reasonably acceptable to the Required Lenders; or
(b)    an SEC Form 10-K for the Company (excluding the exhibits thereto) relating to the fiscal year ended [___________, 20__]; or
(c)    a consolidated balance sheet of the Company and its Subsidiaries as at the end of the fiscal quarter ended [_______________, 201_] (the “Subject Fiscal Quarter”), and the related consolidated statements of income or operations, shareholders’ equity and cash flows for the Subject Fiscal Quarter and for the portion of the Company’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Company as fairly presenting the financial condition,

Form of Compliance Certificate

results of operations, shareholders’ equity and cash flows of the Company and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; or
(d)    an SEC Form 10-Q for the Company (excluding the exhibits thereto) relating to the fiscal quarter ended [___________, 20__].
2.    The financial statements referred to in Paragraph 1 fairly present, in all material respects, the consolidated financial position and the results of operations of the Company and its Subsidiaries.
3.    The undersigned has reviewed and is familiar with the terms of the Credit Agreement and the other Loan Documents and has made, or has caused to be made under my supervision, a detailed review of the transactions and conditions (financial or otherwise) of the Company and its Subsidiaries during the accounting period covered by the attached financial statements.
4.    To the best of the undersigned’s knowledge, the Company and each of its Subsidiaries have, during such period, observed, performed and/or satisfied and/or have caused to be observed, performed and/or satisfied all of their respective covenants and other agreements contained in the Loan Documents to which they are a party, and have satisfied every condition in the Loan Documents to which they are a party to be observed, performed and/or satisfied by them, and the undersigned has no knowledge of any condition, event or occurrence, which constitutes a Default or Event of Default, except as set forth below:
[Describe below (or in a separate attachment to this Certificate) the exceptions, if any, to paragraph 4 above by listing, in detail and with reference to specific sections of the Credit Agreement, the nature of the condition, event or occurrence, the period during which it has existed and the actions that the Company has taken, is taking or proposes to take with respect to such condition, event or occurrence.]
5.    The financial covenant and other compliance analyses and information set forth on Schedule 1 attached hereto are true, complete and accurate on and as of the date of this Certificate.
The foregoing certifications, together with the computations set forth in Schedule 1 hereto, are made and delivered, and the financial statements referenced above are made or posted, as applicable, this ___ day of _______, 20__, pursuant to the provisions of the Credit Agreement.
GRANITE CONSTRUCTION INCORPORATED

By:
Name:
Title:

Form of Compliance Certificate

Schedule 1
to Compliance Certificate

1.	Investments – Construction JV Investments and Permitted Purchases and Other Acquisitions. Section 7.02(k)

A.
The aggregate amount of total cash consideration, including Contingent Acquisition Obligations and other contingent obligations, paid by or on behalf of the Company and its Subsidiaries for any Investment under Section 7.02(k), when aggregated with the total cash consideration paid by or on behalf of the Company and its Subsidiaries for all such Investments consisting of Construction JV Investments, purchases and acquisitions: $_________________

Requirement: The amount in (A) may not exceed $250,000,000.
2.    Indebtedness - Other Indebtedness. Section 7.03(h)
A.    Indebtedness of the Company and its Subsidiaries, comprised solely of

(i)
the outstanding principal amount of unsecured obligations, whether current or long-term, for borrowed money and all obligations evidenced by bonds (other than performance, surety and appeal bonds), debentures, notes, loan agreements or other similar instruments: $____________________

(ii)	Attributable Indebtedness in respect of capital leases and Synthetic Lease Obligations: $____________________

(iii)	Contingent Acquisition Obligations in respect of any Acquisition or Investment otherwise permitted hereunder: $____________________

(iv)	without duplication, Guarantee Obligations with respect to Indebtedness of the types specified in the immediately preceding clauses (i), (ii) and (iii): $____________________

provided that none of the foregoing includes Indebtedness of any co-joint venturer in any Joint Venture to which the Company or any Subsidiary is a party that has been assumed by the Company or any Subsidiary if such Indebtedness was not originally incurred by such co-joint venturer in connection with (and relates solely to) the subject Joint Venture:
B.    (A)(i) plus (A)(ii) plus (A)(iii) plus (A)(iv): $

C.	(A)(i) plus (A)(ii) plus (A)(iii) plus (A)(iv) to the extent subject to amortization or prepayment at maturity prior to the Maturity Date: $
Requirement:    The amount in (B) may not exceed $150,000,000 and the amount in (C) may not exceed $100,000,000.

Form of Compliance Certificate

3.    Restricted Payments. Section 7.07(e)

A.	The aggregate amount of shares of the Company’s capital stock, or warrants, rights or options to acquire any such shares for cash, purchased, redeemed or otherwise acquired by the Company: $
Requirement: If the Consolidated Leverage Ratio on a pro forma basis is greater than or equal to 2.00 to 1.00, the amount in (A) may not exceed $64,800,000.
4.    Minimum Consolidated Tangible Net Worth. Section 7.12(a)
A.    Consolidated Tangible Net Worth ((A)(i) minus A(ii)): $

(i)	Consolidated Stockholders’ Equity for the Company and its consolidated Subsidiaries (excluding Project Debt Entities) (determined in accordance with GAAP): $___________________

(ii)	Intangible Assets of the Company and its consolidated Subsidiaries (excluding Project Debt Entities) (determined on a consolidated basis in accordance with GAAP): $_____________________

B.
Consolidated Net Income. Net income, on a consolidated basis, of the Company and its consolidated Subsidiaries from continuing operations, excluding extraordinary items and excluding gains and losses from Dispositions earned in each fiscal quarter ending after the date of the Audited Financial Statements (not including net income in respect of or attributable to any Project Debt Entity unless and until such net income has been received by a Borrower or Subsidiary (other than a Project Debt Entity) in the form of dividends or similar distributions) with no deduction for a net loss in any such fiscal quarter: $

C.	Calculation of Minimum Consolidated Tangible Net Worth:
((C)(i) + (C)(ii) + (C)(iii)) below): $

(i)	$600,000
plus

(ii)	50% of Consolidated Net Income (line (B) above) earned in each fiscal quarter ending after March 31, 2014: $
plus

(iii)
50% of the aggregate increases in Consolidated Stockholders’ Equity for the Company and its Subsidiaries (line (A)(i) above) after March 31, 2014 by reason of the issuance and sale of the capital stock of the Company: $________________

Requirement:    The amount in (A) may not be less than the amount in (C).

Form of Compliance Certificate

5.    Minimum Consolidated Interest Coverage Ratio. Section 7.12(b)

A.	Consolidated EBITDA for the Company and its consolidated Subsidiaries ((A)(i) plus (A)(ii) plus (A)(iii) plus (A)(iv)): $

(i)
Net income, on a consolidated basis, of Company and its Subsidiaries (excluding any Project Debt Entity) from continuing operations, excluding extraordinary items and excluding gains and losses from Dispositions plus Consolidated Cash Taxes for such period and the following to the extent deducted in calculating such Consolidated Net Income for such Subject Period: $

(ii)	Consolidated Interest Expense for such Subject Period to the extent deducted in calculating Consolidated Net Income: $

(iii)	Depreciation and amortization expense for such Subject Period to the extent deducted in calculating Consolidated Net Income: $

(iv)
Non-cash charges for such period (excluding any such non-cash charges that represent the accrual of, or reserve for, anticipated cash charges in any future period) for such Subject Period to the extent deducted in calculating Consolidated Net Income: $

B.	Consolidated Interest Expense for the Company and its consolidated Subsidiaries ((B)(i) plus (B)(ii)): $

(i)
All interest, premium payments, fees, charges and related expenses of the Company and its consolidated Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP (excluding such amounts in respect of Project Debt): $

(ii)
The portion of rent expense of the Company and its Subsidiaries with respect to such Subject Period under capital leases that is treated as interest in accordance with GAAP and the portion of Synthetic Lease Obligations payable by the Company and its Subsidiaries with respect to such Subject Period that would be treated as interest in accordance with GAAP if such lease were treated as a capital lease under GAAP (excluding such amounts in respect of Project Debt): $

3 All components of Consolidated EBITDA for such period shall include or exclude, as the case may be, without duplication, such components of Consolidated EBITDA attributable to any Investment permitted pursuant to Section
7.02(n) of the Credit Agreement other than Construction JV Investments arising in the Ordinary Course of Business consummated during such period or any business or assets that have been Disposed of after the first day of such period and prior to the end of such period, in each case as determined on a pro forma basis, in accordance with
Regulation S-X promulgated by the SEC.

Form of Compliance Certificate

C.    Ratio of (A) to (B):             to 1.00

Requirement:	The ratio in (C) (i.e., the ratio of (A) to (B)) may not be less than 4.00 to 1.00 as of the last day of any fiscal quarter of the Company.
6.    Maximum Consolidated Leverage Ratio. Section 7.12(c)

A.	Consolidated Funded Indebtedness for the Company and its consolidated Subsidiaries ((A)(i) plus (A)(ii)): $

(i)
On a consolidated basis, the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations under the Credit Agreement) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments of Company and its consolidated Subsidiaries (not including Project Debt):

$

(ii)	Attributable Indebtedness in respect of capital leases, Synthetic Lease Obligations and sale-leaseback transactions of Company and its consolidated Subsidiaries (not including Project Debt): $

(iii)
Without duplication, Guarantee Obligations with respect to Indebtedness of the types specified in the immediately preceding clauses (i) and (ii) of Persons other than the Company or any Subsidiary: $____________________

B.	Consolidated EBITDA for the Company and its consolidated Subsidiaries (line (5)(A) above): $
C.    Ratio of (A) to (B):             to 1.00
Requirement: The ratio in (C) (i.e., the ratio of (A) to (B)) may not exceed, as of the last day of any fiscal quarter of the Company, 3.00 to 1.00; provided that during any Collateral Release Period, the ratio in (C) may not exceed, as of the last day of such fiscal quarter, 2.50 to 1.00.
Applicable Rate: Pricing Level ____

• Pricing Level	Consolidated Leverage Ratio
1	Less than 0.50 to 1.00
2	Greater than or equal to 0.50 to 1.00 but less than 1.00 to 1.00
3	Greater than or equal to 1.00 to 1.00 but less than 2.00 to 1.00
4	Greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00
5	Greater than or equal to 2.50 to 1.00

Form of Compliance Certificate

7.    Consolidated Fixed Charge Coverage Ratio. For purposes of determining whether the Company may request a Collateral Release:

A.	Consolidated EBITDA for the Company and its consolidated Subsidiaries (line (5)(A) above): $

B.	Consolidated Fixed Charges for the Company and its consolidated Subsidiaries ((B)(i) plus (B)(ii) plus (B)(iii) plus (B)(iv) plus (B)(v)): $

(i)	Consolidated Interest Expense for the Company and its consolidated Subsidiaries (line 5(B) above): $

(ii)	The aggregate amount of Federal, state, local and foreign taxes paid in cash by the Company and its consolidated Subsidiaries: $

(iii)
The aggregate principal amount of all regularly scheduled principal payments of Consolidated Funded Indebtedness (for the avoidance of doubt, excluding all payments in respect of revolving Indebtedness and prepayments in respect of all Indebtedness) for the Company and its consolidated Subsidiaries: $

(iv)	the lesser amount of (x) the aggregate amount of all capital expenditures for the Company and its consolidated Subsidiaries and (y) $37,500,000:

$

(v)	The aggregate amount of all Restricted Payments made in cash for the Company and its consolidated Subsidiaries: $
C.    Ratio of (A) to (B):             to 1.00

Form of Compliance Certificate

EXHIBIT E
ASSIGNMENT AND ASSUMPTION
This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item 1 below ([the][each, an] "Assignor") and [the][each] Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees] hereunder are several and not joint.] Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including, without limitation, the Letters of Credit and the Swing Line Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.
1.    Assignor[s]:    ______________________________

______________________________

2.	Assignee[s]: ______________________________

______________________________
[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.	Borrowers: Granite Construction Incorporated, Granite Construction Company and GILC Incorporated

4.	Administrative Agent: Bank of America, N.A., as the administrative agent under the Credit Agreement

5.
Credit Agreement:    Second Amended and Restated Credit Agreement, dated as of October 28, 2015 among Granite Construction Incorporated, Granite Construction Company, GILC Incorporated, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer

6.    Assigned Interest[s]:

Assignor[s]	Assignee[s]	Facility Assigned	Aggregate Amount of Commitment/ Loans for all Lenders	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/ Loans	CUSIP Number

			$___________	$_________	_________%
			$___________	$_________	_________%
			$___________	$_________	_________%
[7.    Trade Date:    __________________]4
Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
The terms set forth in this Assignment and Assumption are hereby agreed to:
ASSIGNOR
[NAME OF ASSIGNOR]

By: _____________________________
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By: _____________________________

4 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

[Consented to and]5 Accepted:             Title:

BANK OF AMERICA, N.A., as
Administrative Agent

By: _________________________________
Title:

[Consented to:]6

By: _________________________________
Title:

_________________________________

5 To be added only if the consent of the Administrative Agent is required by the terms of the Credit
Agreement.
6 To be added only if the consent of other parties (e.g. the Company, Swing Line Lender or L/C Issuer) is
required by the terms of the Credit Agreement.

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION
Second Amended and Restated Credit Agreement, dated as of October 28, 2015 by and among Granite Construction Incorporated, Granite Construction Company, GILC Incorporated, the Lenders party thereto from time to time and Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1.    Representations and Warranties.
1.1.    Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Company, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Company, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2.    Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.06(b)(iii) and (v) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative

Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
2.    Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.
3.    General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of California.

EXHIBIT F

FORM OF GUARANTY

See attached

F-1
Form of Guaranty

EXECUTION VERSION

SECOND AMENDED AND RESTATED GUARANTY AGREEMENT

THIS SECOND AMENDED AND RESTATED GUARANTY AGREEMENT dated as of October 28, 2015 (this “Guaranty Agreement”), is being entered into among EACH OF THE UNDERSIGNED AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A GUARANTY JOINDER AGREEMENT (each a “Guarantor” and collectively the “Guarantors”) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for each of the Secured Bank Creditors (as defined in the Credit Agreement referenced below). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

RECITALS:

A.    The Guarantors (other than the Company) and Bank of America, N.A., as administrative agent, are parties to that certain Amended and Restated Guaranty Agreement dated as of October 11, 2012 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Guaranty Agreement”), pursuant to which the Guarantors guaranteed the extensions of credit made or maintained under that certain Amended and Restated Credit Agreement dated as of October 11, 2012 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among Granite Construction Incorporated, a Delaware corporation (the “Company”), Granite Construction Company, a California corporation (“GCC”), GILC Incorporated, a California corporation (“GILC” and, together with the Company and GCC, collectively, the “Borrowers”), Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the lenders from time to time party thereto, and certain Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements (each as defined in the Existing Credit Agreement).

B.    Pursuant to that certain Second Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Administrative Agent, Bank of America, N.A., as Collateral Agent, Swing Line Lender and L/C Issuer, and the lenders now or hereafter party thereto (the “Lenders”), the Lenders have agreed to amend and restate the Existing Credit Agreement and to continue to provide to the Borrowers a revolving credit facility with a swing line facility and a letter of credit sublimit, as well as a term loan facility.

C.    Certain additional extensions of credit may be made from time to time for the benefit of the Guarantors pursuant to certain Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements (each as defined in the Credit Agreement).

D.    It is a condition precedent to the Secured Bank Creditors’ obligations to amend and restate the Existing Credit Agreement and to continue and to make and maintain such extensions of credit that

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71006552_3

the Guarantors shall have executed and delivered this Guaranty Agreement to the Administrative Agent.

D.    Each Guarantor (other than the Company) is, directly or indirectly, a Subsidiary of the Company and will materially benefit from such extensions of credit.

In order to induce the Lenders to amend and restate the Existing Credit Agreement and to induce the Secured Bank Creditors to from time to time make and maintain extensions of credit under the Credit Agreement and under the Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements, each Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Bank Creditors, that the Existing Guaranty Agreement is hereby amended and restated by this Guaranty Agreement, with the effect that the Existing Guaranty Agreement as so amended and restated is hereby continued into this Guaranty Agreement, and this Guaranty Agreement shall constitute neither a release nor novation of any obligation or liability arising under the Existing Guaranty Agreement, and such obligations shall continue in effect on the terms hereof, all as follows:

1.    Guaranty. Each Guarantor hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantees to the Administrative Agent for the benefit of the Secured Bank Creditors the payment and performance in full of the Guaranteed Liabilities (as defined below). For all purposes of this Guaranty Agreement, “Guaranteed Liabilities” means: (a) each Borrower’s prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Notes, and all other Loan Documents heretofore, now or at any time or times hereafter owing, arising, due or payable from such Borrower to any one or more of the Secured Bank Creditors, including principal, interest, premiums and fees (including all reasonable fees and expenses of counsel (collectively, “Attorneys’ Costs”)); (b) each Borrower’s prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by such Borrower under the Credit Agreement, the Notes and all other Loan Documents; and (c) the prompt payment in full by each Loan Party, when due or declared due and at all such times, of obligations and liabilities now or hereafter arising under the Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements; provided, however, that the Guaranteed Liabilities shall not include any Excluded Swap Obligations. The Guarantors’ obligations to the Secured Bank Creditors under this Guaranty Agreement are hereinafter collectively referred to as the “Guarantors’ Obligations” and, with respect to each Guarantor individually, the “Guarantor’s Obligations”. Notwithstanding the foregoing, the liability of each Guarantor individually with respect to its Guarantor’s Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

Each Guarantor agrees that it is jointly and severally, directly and primarily liable (subject to the limitation in the immediately preceding sentence) for the Guaranteed Liabilities.

The Guarantors’ Obligations are secured by various Security Instruments referred to in the Credit Agreement.

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71006552_3

2.    Payment.    If any Loan Party shall default in payment or performance of any of the Guaranteed Liabilities, whether principal, interest, premium, fees (including, but not limited to, Attorneys’ Costs), or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, then any or all of the Guarantors will, upon demand thereof by the Administrative Agent, (a) fully pay to the Administrative Agent, for the benefit of the Secured Bank Creditors, subject to any restriction on each Guarantor’s Obligations set forth in Section 1 hereof, an amount equal to all the Guaranteed Liabilities then due and owing or declared or deemed to be due and owing, including for this purpose, in the event of any Event of Default under Section 8.01(f) of the Credit Agreement (and irrespective of the applicability of any restriction on acceleration or other action as against any other Loan Party under any Debtor Relief Laws), the entire outstanding or accrued amount of all Obligations or (b) perform such Guaranteed Liabilities, as applicable. For purposes of this Section 2, the Guarantors acknowledge and agree that “Guaranteed Liabilities” shall be deemed to include any amount (whether principal, interest, premium or fees) which would have been accelerated in accordance with Section 8.02 of the Credit Agreement but for the fact that such acceleration could be unenforceable or not allowable under any Debtor Relief Law.

3.    Absolute Rights and Obligations. This is a guaranty of payment and not of collection. The Guarantors’ Obligations under this Guaranty Agreement shall be joint and several, absolute and unconditional irrespective of, and each Guarantor hereby expressly waives, to the extent permitted by law, any defense to its obligations under this Guaranty Agreement and any other Loan Document to which it is a party by reason of:

(a)    any lack of legality, validity or enforceability of the Credit Agreement, of any of the Notes, of any other Loan Document, or of any other agreement or instrument creating, providing security for, or otherwise relating to any of the Guarantors’ Obligations, any of the Guaranteed Liabilities, or any other guaranty of any of the Guaranteed Liabilities (the Loan Documents and all such other agreements and instruments being collectively referred to as the “Related Agreements”);

(b)    any action taken under any of the Related Agreements, any exercise of any right or power therein conferred, any failure or omission to enforce any right conferred thereby, or any waiver of any covenant or condition therein provided;

(c)    any acceleration of the maturity of any of the Guaranteed Liabilities, of the Guarantor’s Obligations of any other Guarantor, or of any other obligations or liabilities of any Person under any of the Related Agreements;

(d)    any release, exchange, non-perfection, lapse in perfection, disposal, deterioration in value, or impairment of any security for any of the Guaranteed Liabilities, for any of the Guarantor’s Obligations of any Guarantor, or for any other obligations or liabilities of any Person under any of the Related Agreements;

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(e)    any dissolution of any Borrower or any Guarantor or any other party to a Related Agreement, or the combination or consolidation of any Borrower or any Guarantor or any other party to a Related Agreement into or with another entity or any transfer or disposition of any assets of any Borrower or any Guarantor or any other party to a Related Agreement;

(f)    any extension (including without limitation extensions of time for payment), renewal, amendment, restructuring or restatement of, any acceptance of late or partial payments under, or any change in the amount of any borrowings or any credit facilities available under, the Credit Agreement, any of the Notes or any other Loan Document or any other Related Agreement, in whole or in part;

(g)    the existence, addition, modification, termination, reduction or impairment of value, or release of any other guaranty (or security therefor) of the Guaranteed Liabilities (including without limitation the Guarantor’s Obligations of any other Guarantor and obligations arising under any other Guaranty or any other Loan Document now or hereafter in effect);

(h)    any waiver of, forbearance or indulgence under, or other consent to any change in or departure from any term or provision contained in the Credit Agreement, any other Loan Document or any other Related Agreement, including without limitation any term pertaining to the payment or performance of any of the Guaranteed Liabilities, any of the Guarantor’s Obligations of any other Guarantor, or any of the obligations or liabilities of any party to any other Related Agreement; or

(i)    any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor) which may or might in any manner or to any extent vary the risks of such Guarantor, or might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a guarantor, including without limitation any right to require or claim that resort be had to any Borrower or any other Loan Party or to any collateral in respect of the Guaranteed Liabilities or Guarantors’ Obligations.

It is the express purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantors’ Obligations hereunder and under each Guaranty Joinder Agreement shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment and performance or release of such Guarantors’ Obligations as herein provided.

4.    Currency and Funds of Payment. All Guarantors’ Obligations for payment will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Guaranteed Liabilities, or the rights of any Secured Bank Creditor with respect thereto as against any Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by any Borrower of any or all of the Guaranteed Liabilities. If, for the proposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day

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preceding that on which final judgment is given. The obligation of each Guarantor in respect of any such sum due from it to the Administrative Agent or any Secured Bank Creditor hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Guaranty Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Secured Bank Creditor, as the case may be, of any sum adjudicated to be so due in the Judgment Currency, the Administrative Agent or such Secured Bank Creditor, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Secured Bank Creditor from any Guarantor in the Agreement Currency, such Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Secured Bank Creditor, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Secured Bank Creditor in such currency, the Administrative Agent or such Secured Bank Creditor, as the case may be, agrees to return the amount of any excess to such Guarantor (or to any other Person who may be entitled thereto under applicable law).

5.    Events of Default. Without limiting the provisions of Section 2 hereof, in the event that there shall occur and be continuing an Event of Default, then notwithstanding any collateral or other security or credit support for the Guaranteed Liabilities, at the Administrative Agent’s election (which shall be exercised in accordance with Section 8.02 of the Credit Agreement) and without notice thereof or demand therefor, each of the Guaranteed Liabilities and the Guarantors’ Obligations shall immediately be and become due and payable; provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code of the United States, the Guarantors’ Obligations shall automatically become due and payable, without further act of the Administrative Agent or any Lender.

6.    Subordination. Until this Guaranty Agreement is terminated in accordance with Section 22 hereof, each Guarantor hereby unconditionally subordinates all present and future debts, liabilities or obligations now or hereafter owing to such Guarantor (a) of any Borrower, to the payment in full of the Guaranteed Liabilities, (b) of every other Guarantor (an “obligated guarantor”), to the payment in full of the Guarantors’ Obligations of such obligated guarantor, and (c) of each other Person now or hereafter constituting a Loan Party, to the payment in full of the obligations of such Loan Party owing to any Secured Bank Creditor and arising under the Loan Documents or any Secured Cash Management Agreement, Secured Hedge Agreement or Secured Card Related Products Agreement. All amounts due under such subordinated debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and, upon request by the Administrative Agent, paid over forthwith to the Administrative Agent for the benefit of the Secured Bank Creditors on account of the Guaranteed Liabilities, the Guarantors’ Obligations, or such other obligations, as applicable, and, after such request and pending such payment, shall be held by such Guarantor as agent and bailee of

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Secured Bank Creditors separate and apart from all other funds, property and accounts of such Guarantor.

7.    Suits. Each Guarantor from time to time shall pay to the Administrative Agent for the benefit of the Secured Bank Creditors, on demand, at the Administrative Agent’s Office or such other address as the Administrative Agent shall give notice of to such Guarantor, the Guarantors’ Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Administrative Agent may proceed to suit against any one or more or all of the Guarantors. At the Administrative Agent’s election, one or more and successive or concurrent suits may be brought hereon by the Administrative Agent against any one or more or all of the Guarantors, whether or not suit has been commenced against any Borrower, any other Guarantor, or any other Person and whether or not the Secured Bank Creditors have taken or failed to take any other action to collect all or any portion of the Guaranteed Liabilities or have taken or failed to take any actions against any collateral securing payment or performance of all or any portion of the Guaranteed Liabilities, and irrespective of any event, occurrence, or condition described in Section 3 hereof.

8.    Set-Off and Waiver. Each Guarantor waives any right to assert against any Secured Bank Creditor as a defense, counterclaim, set-off, recoupment or cross claim in respect of its Guarantor’s Obligations, any defense (legal or equitable) or other claim which such Guarantor may now or at any time hereafter have against any Borrower or any other Loan Party or any or all of the Secured Bank Creditors without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to such Guarantor. Each Guarantor agrees that each Secured Bank Creditor can exercise set-off rights as set forth in Section 10.08 of the Credit Agreement. For the purposes of this Section 8, all remittances and property shall be deemed to be in the possession of a Secured Bank Creditor as soon as the same may be put in transit to it by mail or carrier or by other bailee.

9.    Waiver of Notice; Subrogation.

(a)    Each Guarantor hereby waives to the extent permitted by law notice of the following events or occurrences: (i) acceptance of this Guaranty Agreement; (ii) the Lenders’ heretofore, now or from time to time hereafter making Loans and issuing Letters of Credit and otherwise loaning monies or giving or extending credit to or for the benefit of any Borrower or any other Loan Party, or otherwise entering into arrangements with any Loan Party giving rise to Guaranteed Liabilities, whether pursuant to the Credit Agreement or the Notes or any other Loan Document or Related Agreement or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) presentment, demand, default, non-payment, partial payment and protest; and (iv) any other event, condition, or occurrence described in Section 3 hereof. Each Guarantor agrees that each Secured Bank Creditor may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as each Secured Bank Creditor, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing such Guarantor from its Guarantor’s Obligations, and each Guarantor hereby consents to each and all of the foregoing events or occurrences.

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(b)    Each Guarantor hereby agrees that payment or performance by such Guarantor of its Guarantor’s Obligations under this Guaranty Agreement may be enforced by the Administrative Agent on behalf of the Secured Bank Creditors upon demand by the Administrative Agent to such Guarantor without the Administrative Agent being required, such Guarantor expressly waiving to the extent permitted by law any right it may have to require the Administrative Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against any Borrower or any other Guarantor or any other guarantor of the Guaranteed Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Administrative Agent or any Lender or other party to a Related Agreement by any Borrower, any other Guarantor or any other Person on account of the Guaranteed Liabilities or any guaranty thereof, including in either case any defense based upon an election of remedies by any Secured Bank Creditor under the provisions of Sections 580a, 580b, 580d, and 726 of the California Code of Civil Procedure or any similar law of the State of California or any other jurisdiction. In making this waiver, each Guarantor specifically acknowledges that it understands and is aware that, under Sections 580b and 580d of the California Code of Civil Procedure, if the Secured Bank Creditors (or any of them) conducted a nonjudicial foreclosure sale of real property collateral: (i) such Secured Bank Creditor(s) would lose the right to pursue the Borrowers for any deficiency that might remain following such sale; (ii) if such Guarantor were to pay such deficiency following such sale, it would be precluded from pursuing the Borrowers for reimbursement; and (iii) as a result, such Secured Bank Creditor(s) would be prevented from pursuing such Guarantor for such deficiency following such sale. IT IS FURTHER EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY SUCH GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE ADMINISTRATIVE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE ADMINISTRATIVE AGENT, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT.

(c)    Each Guarantor further agrees with respect to this Guaranty Agreement that it shall have no right of subrogation, reimbursement, contribution or indemnity, nor any right of recourse to security for the Guaranteed Liabilities unless and until 93 days immediately following the Facility Termination Date shall have elapsed without the filing or commencement, by or against any Loan Party, of any state or federal action, suit, petition or proceeding seeking any reorganization, liquidation or other relief or arrangement in respect of creditors of, or the appointment of a receiver, liquidator, trustee or conservator in respect to, such Loan Party or its assets. This waiver is expressly intended to prevent the existence of any claim in respect to such subrogation, reimbursement, contribution or indemnity by any Guarantor against the estate of any other Loan Party within the meaning of Section 101 of the Bankruptcy Code, in the event of a subsequent case involving any other Loan Party. If an amount shall be paid to any Guarantor on account of such rights at any time prior to termination of this Guaranty Agreement in accordance with the provisions of Section 22 hereof, such amount shall be held in trust for the benefit of the Secured Bank Creditors and shall forthwith be paid to the Administrative Agent, for the benefit

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of the Secured Bank Creditors, to be credited and applied upon the Guarantors’ Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or otherwise as the Secured Bank Creditors may elect. The agreements in this subsection shall survive repayment of all of the Guarantors’ Obligations, the termination or expiration of this Guaranty Agreement in any manner, including but not limited to termination in accordance with Section 22 hereof, and occurrence of the Facility Termination Date.

For purposes of this Guaranty Agreement, “Facility Termination Date” means the date as of which all of the following shall have occurred: (a) the Aggregate Commitments have terminated, (b) all Obligations have been paid in full (other than (x) contingent indemnification obligations and (y) obligations and liabilities under Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements as to which arrangements satisfactory to the applicable Cash Management Bank, Hedge Bank or Card Related Products Bank have been made), and (c) all Letters of Credit have terminated or expired (other than Letters of Credit as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuer shall have been made).

10.    Effectiveness; Enforceability. This Guaranty Agreement shall be effective as of the date first above written and shall continue in full force and effect until termination in accordance with Section 22 hereof. Any claim or claims that the Secured Bank Creditors may at any time hereafter have against a Guarantor under this Guaranty Agreement may be asserted by the Administrative Agent on behalf of the Secured Bank Creditors by written notice directed to such Guarantor in accordance with Section 24 hereof.

11.    Representations and Warranties. Each Guarantor warrants and represents to the Administrative Agent, for the benefit of the Secured Bank Creditors, that it is duly authorized to execute and deliver this Guaranty Agreement (or the Guaranty Joinder Agreement to which it is a party, as applicable), and to perform its obligations under this Guaranty Agreement, that this Guaranty Agreement (or the Guaranty Joinder Agreement to which it is a party, as applicable) has been duly executed and delivered on behalf of such Guarantor by its duly authorized representatives; that this Guaranty Agreement (and any Guaranty Joinder Agreement to which such Guarantor is a party) is legal, valid, binding and enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and that such Guarantor’s execution, delivery and performance of this Guaranty Agreement (and any Guaranty Joinder Agreement to which such Guarantor is a party) do not violate or constitute a breach of any of its Organization Documents, any agreement or instrument to which such Guarantor is a party, or any law, order, regulation, decree or award of any governmental authority or arbitral body to which it or its properties or operations is subject.

12.    Expenses and Indemnity. Each Guarantor shall, jointly and severally, (a) pay all reasonable fees and expenses, including Attorneys’ Costs, incurred by any Secured Bank Creditor in connection with the enforcement of this Guaranty Agreement, whether or not suit be brought, and (b) indemnify each Indemnitee (which for purposes of this Guaranty Agreement shall include, without

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limitation, all Secured Bank Creditors), in each case, to the extent any Borrower would be required to do so pursuant to Section 10.04 of the Credit Agreement. The obligations of each Guarantor under this Section shall survive the payment in full of the Guarantors’ Obligations and termination of this Guaranty Agreement.

13.    Reinstatement. Each Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by any Secured Bank Creditor in respect of any Guaranteed Liabilities is rescinded or must be restored for any reason, or is repaid by any Secured Bank Creditor in whole or in part in good faith settlement of any pending or threatened avoidance claim.

14.    Attorney-in-Fact. To the extent permitted by law, each Guarantor hereby appoints the Administrative Agent, for the benefit of the Secured Bank Creditors, as such Guarantor’s attorney-in-fact for the purposes of carrying out the provisions of this Guaranty Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided, that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.

15.    Reliance. Each Guarantor represents and warrants to the Administrative Agent, for the benefit of the Secured Bank Creditors, that: (a) such Guarantor has adequate means to obtain on a continuing basis (i) from the Borrowers, information concerning the Loan Parties and the Loan Parties’ financial condition and affairs and (ii) from other reliable sources, such other information as it deems material in deciding to provide this Guaranty Agreement and any Guaranty Joinder Agreement (“Other Information”), and has full and complete access to the Loan Parties’ books and records and to such Other Information; (b) such Guarantor is not relying on any Secured Bank Creditor or its or their employees, directors, agents or other representatives or Affiliates, to provide any such information, now or in the future; (c) such Guarantor has been furnished with and reviewed the terms of the Credit Agreement and such other Loan Documents and Related Agreements as it has requested, is executing this Guaranty Agreement (or the Guaranty Joinder Agreement to which it is a party, as applicable) freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty Agreement (and any Guaranty Joinder Agreement); (d) such Guarantor has relied solely on the Guarantor’s own independent investigation, appraisal and analysis of the Borrowers and other Loan Parties, such Persons’ financial condition and affairs, the Other Information, and such other matters as it deems material in deciding to provide this Guaranty Agreement (and any Guaranty Joinder Agreement) and is fully aware of the same; and (e) such Guarantor has not depended or relied on any Secured Bank Creditor or its or their employees, directors, agents or other representatives or Affiliates, for any information whatsoever concerning any Borrower or any other Loan Party or such Person’s financial condition and affairs or any other matters material to such Guarantor’s decision to provide this Guaranty Agreement (and any Guaranty Joinder Agreement), or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. Each Guarantor agrees that no Secured Bank Creditor has any duty or responsibility whatsoever, now or in the future, to provide to such Guarantor any information concerning any Borrower, any other Loan Party or such Persons’ financial condition and affairs, or any Other

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Information, other than as expressly provided herein, and that, if such Guarantor receives any such information from any Secured Bank Creditor or its or their employees, directors, agents or other representatives or Affiliates, such Guarantor will independently verify the information and will not rely on any Secured Bank Creditor or its or their employees, directors, agents or other representatives or Affiliates, with respect to such information.

16.    Rules of Interpretation. The rules of interpretation contained in Section 1.02 of the Credit Agreement shall be applicable to this Guaranty Agreement and each Guaranty Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any extension of credit referred to herein or guaranteed hereby.

17.    Entire Agreement. This Guaranty Agreement and each Guaranty Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements, understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Except as provided in Section 22, neither this Guaranty Agreement nor any Guaranty Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

18.    Binding Agreement; Assignment. This Guaranty Agreement, each Guaranty Joinder Agreement and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto and thereto, and to their respective heirs, legal representatives, successors and assigns; provided, however, that no Guarantor shall be permitted to assign any of its rights, powers, duties or obligations under this Guaranty Agreement, any Guaranty Joinder Agreement or any other interest herein or therein except as expressly permitted herein or in the Credit Agreement. Without limiting the generality of the foregoing sentence of this Section 18, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.06 thereof concerning assignments and participations. All references herein to the Administrative Agent shall include any successor thereof.

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19.    Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements. No Cash Management Bank, Hedge Bank or Card Related Products Bank that obtains the benefit of this Guaranty Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder (including the release, impairment or modification of any Guarantors’ Obligations or security therefor) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Guaranty Agreement to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangement have been made with respect to, the Secured Obligations arising under Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements except to the extent expressly provided in the Credit Agreement and unless the Administrative Agent has received written notice of such Secured Obligations, together with such supporting documentation as it may request, from the applicable Cash Management Bank, Hedge Bank or Card Related Products Bank, as the case may be. Each Cash Management Bank, Hedge Bank or Card Related Products Bank not a party to the Credit Agreement that obtains the benefit of this Guaranty Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Cash Management Bank, Hedge Bank or Card Related Products Bank, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement. The Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Obligations arising under Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements in the case of a Facility Termination Date.

20.    Severability. The provisions of this Guaranty Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Guaranty Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

21.    Counterparts. This Guaranty Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Guaranty Agreement to produce or account for more than one such counterpart executed by the Guarantors against whom enforcement is sought. Without limiting the foregoing provisions of this Section 21, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Guaranty Agreement.

22.    Termination. Subject to reinstatement pursuant to Section 13 hereof, this Guaranty Agreement and each Guaranty Joinder Agreement, and all of the Guarantors’ Obligations hereunder (excluding those Guarantors’ obligations relating to Guaranteed Liabilities that expressly survive such termination) shall terminate on the Facility Termination Date; provided, however, that any Guarantor shall be automatically released from its Guarantor’s Obligations and this Guaranty Agreement if such Guarantor ceases to be a Subsidiary after the date hereof pursuant to a Disposition of all of the capital stock or other equity interests of the Company and its Subsidiaries in such Guarantor as permitted under

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the Credit Agreement (to any Person other than a Borrower or Guarantor).

23.    Remedies Cumulative; Late Payments. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Administrative Agent or any other Secured Bank Creditor provided by law or under the Credit Agreement, the other Loan Documents or other applicable agreements or instruments. The making of the Loans and other credit extensions pursuant to the Credit Agreement and other Related Agreements shall be conclusively presumed to have been made or extended, respectively, in reliance upon each Guarantor’s guaranty of the Guaranteed Liabilities pursuant to the terms hereof. Any amounts not paid when due under this Guaranty Agreement shall bear interest at the Default Rate.

24.    Notices. Any notice required or permitted hereunder or under any Guaranty Joinder Agreement shall be given, (a) with respect to each Guarantor, at the address of the Company indicated in Schedule 10.02 of the Credit Agreement and (b) with respect to the Administrative Agent or any other Secured Bank Creditor, at the Administrative Agent’s address indicated in Schedule 10.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

25.    Joinder. Each Person that shall at any time execute and deliver to the Administrative Agent a Guaranty Joinder Agreement substantially in the form attached as Exhibit A hereto shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Guarantor, and all references herein and in the other Loan Documents to the Guarantors or to the parties to this Guaranty Agreement shall be deemed to include such Person as a Guarantor hereunder.

26.    Governing Law; Jurisdiction; Etc.

GOVERNING LAW. THIS GUARANTY AGREEMENT AND EACH GUARANTY JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.
SUBMISSION TO JURISDICTION. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA SITTING IN THE CITY AND COUNTY OF SAN FRANCISCO AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF CALIFORNIA, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH CALIFORNIA STATE COURT OR, TO THE FULLEST

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EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED BANK CREDITOR MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE GUARANTORS OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.
WAIVER OF VENUE. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS GUARANTY AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

27.    Arbitration and Waiver of Jury Trial.
(a)    This Section concerns the resolution of any controversies or claims between the parties, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) this Guaranty Agreement (including any renewals, extensions or modifications); or (ii) any document related to this Guaranty Agreement (collectively a “Claim”). For the purposes of this arbitration provision only, the term “parties” shall include any parent corporation, subsidiary or affiliate of the Administrative Agent involved in the servicing, management or administration of the Obligations or any other obligation described in this Guaranty Agreement.
(b)    At the request of any party to this Guaranty Agreement, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U.S. Code) (the “Act”). The Act will apply even though this Guaranty Agreement provides that it is governed by

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the law of a specified state. The arbitration will take place on an individual basis without resort to any form of class action.
(c)    Arbitration proceedings will be determined in accordance with the Act, the then-current rules and procedures for the arbitration of financial services disputes of the American Arbitration Association or any successor thereof (“AAA”), and the terms of this Section. In the event of any inconsistency, the terms of this Section shall control. If AAA is unwilling or unable to (i) serve as the provider of arbitration or (ii) enforce any provision of this arbitration clause, the Administrative Agent may designate another arbitration organization with similar procedures to serve as the provider of arbitration.
(d)    The arbitration shall be administered by AAA and conducted, unless otherwise required by law, in the State of California. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within ninety (90) days of the demand for arbitration and close within ninety (90) days of commencement and the award of the arbitrator(s) shall be issued within thirty (30) days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional sixty (60) days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed, judgment entered and enforced.
(e)    The arbitrator(s) will give effect to statutes of limitation in determining any Claim and may dismiss the arbitration on the basis that the Claim is barred. For purposes of the application of the statute of limitations, the service on AAA under applicable AAA rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this Guaranty Agreement.
(f)    This Section does not limit the right of any party to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or non-judicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.
(g)    The filing of a court action is not intended to constitute a waiver of the right of any party, including the suing party, thereafter to require submittal of the Claim to arbitration.
(h)    BY AGREEING TO BINDING ARBITRATION, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM. FURTHERMORE, WITHOUT INTENDING IN ANY WAY TO LIMIT THIS GUARANTY AGREEMENT TO ARBITRATE, TO THE EXTENT ANY CLAIM IS NOT ARBITRATED, THE PARTIES

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IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH CLAIM. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS GUARANTY AGREEMENT.
28.    California Judicial Reference. If any action or proceeding is filed in a court of the State of California by or against any party hereto in connection with any of the transactions contemplated by this Guaranty Agreement or any other Loan Document, (a) the court shall, and is hereby directed to, make a general reference pursuant to California Code of Civil Procedure Section 638 to a referee (who shall be a single active or retired judge) to hear and determine all of the issues in such action or proceeding (whether of fact or of law) and to report a statement of decision, provided that at the option of any party to such proceeding, any such issues pertaining to a “provisional remedy” as defined in California Code of Civil Procedure Section 1281.8 shall be heard and determined by the court, and (b) without limiting the generality of Section 12, the Guarantors shall be solely responsible to pay all fees and expenses of any referee appointed in such action or proceeding.

29.    Keepwell. Each Loan Party that is a Qualified ECP Guarantor at the time this Guaranty Agreement or the grant of the security interest under the Loan Documents, in each case, by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under this Guaranty Agreement and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 29 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section 29 shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends this Section 29 to constitute, and this Section 29 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

For purposes of this Section 29, “Qualified ECP Guarantor” shall mean, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act.

30.    Amendment and Restatement. Notwithstanding this amendment and restatement of the Existing Guaranty Agreement, (a) all of the indebtedness, liabilities and obligations owing by the Guarantors or any other Person under the Existing Guaranty Agreement shall continue as obligations hereunder, and shall be and remain secured by this Guaranty Agreement, and (b) the guaranty hereunder is given as a substitution of, and not as a payment of the indebtedness, liabilities and obligations of the Guarantors under, the Existing Guaranty Agreement and neither the execution and delivery of this

15
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Guaranty Agreement nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Existing Guaranty Agreement or the guaranty created thereunder.

[Signature pages follow.]

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                                    EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Guaranty Agreement as of the day and year first written above.

GUARANTORS:

GRANITE CONSTRUCTION INCORPORATED

By:
Name: Laurel J. Krzeminski
Title: SVP and CFO

By:
Name: Jigisha Desai
Title: VP and Treasurer

GRANITE CONSTRUCTION COMPANY

By:
Name: Laurel J. Krzeminski
Title: SVP and CFO

By:
Name: Jigisha Desai
Title: VP and Treasurer

GRANITE CONSTRUCTION NORTHEAST,
INC.

By:
Name: Laurel J. Krzeminski
Title: SVP and CFO

By:
Name: Jigisha Desai
Title: VP and Treasurer

Second Amended and Restated Guaranty Agreement
Signature Page

INTERMOUNTAIN SLURRY SEAL, INC.

By:
Name: Kathleen Schreckengost
Title: VP and Treasurer

By:
Name: Darren S. Beevor
Title: VP and Controller

GILC INCORPORATED

By:
Name: Laurel J. Krzeminski
Title: President and CEO

By:
Name: Jigisha Desai
Title: VP and CFO

KENNY CONSTRUCTION COMPANY

By: ______________________________________
Name:    Laurel J. Krzeminski
Title:    SVP and CFO

By: ______________________________________
Name: Jigisha Desai
Title: VP and Treasurer

Second Amended and Restated Guaranty Agreement
Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative
Agent

By:
Name:    Bridgett J. Manduk Mowry
Title:    Vice President

Second Amended and Restated Guaranty Agreement
Signature Page

EXECUTION VERSION
EXHIBIT A

Form of Guaranty Joinder Agreement

GUARANTY JOINDER AGREEMENT

THIS GUARANTY JOINDER AGREEMENT dated as of _____________, 20__ (this “Guaranty Joinder Agreement”), is made by _______________________________, a ________________ (the “Joining Guarantor”), in favor of BANK OF AMERICA, N.A., in its capacity as Administrative Agent (the “Administrative Agent”) for the Secured Bank Creditors (as defined in the Guaranty Agreement referenced below; all capitalized terms used but not defined herein shall have the meanings given to such terms in such Guaranty Agreement).

RECITALS:

A. Granite Construction Incorporated, a Delaware corporation (the “Company”) and certain of Subsidiaries of the Company are party to a Second Amended and Restated Guaranty Agreement dated as of October 28, 2015 (as in effect on the date hereof, the “Guaranty Agreement”).

B. The Joining Guarantor is a Subsidiary of the Company and is required by the terms of the Credit Agreement to be joined as a party to the Guaranty Agreement as a Guarantor.

C. The Joining Guarantor will materially benefit directly and indirectly from the making and maintenance of the extensions of credit made from time to time under the Credit Agreement, Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements.

In order to induce the Secured Bank Creditors to from time to time make and maintain extensions of credit under the Credit Agreement, Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements, the Joining Guarantor hereby agrees as follows:

1. Joinder. The Joining Guarantor hereby irrevocably, absolutely and unconditionally becomes a party to the Guaranty Agreement as a Guarantor and bound by all the terms, conditions, obligations, liabilities and undertakings of each Guarantor or to which each Guarantor is subject thereunder, including without limitation the joint and several, unconditional, absolute, continuing and irrevocable guarantee to the Administrative Agent for the benefit of the Secured Bank Creditors of the payment and performance in full of the Guaranteed Liabilities (as defined in the Guaranty Agreement) whether now existing or hereafter arising, all with the same force and effect as if the Joining Guarantor were a signatory to the Guaranty Agreement.

2. Affirmations. The Joining Guarantor hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the waivers, representations, warranties, acknowledgements and certifications applicable to any Guarantor contained in the Guaranty Agreement.

3. Severability. The provisions of this Guaranty Joinder Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Guaranty Joinder Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

4. Counterparts. This Guaranty Joinder Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Guaranty Joinder Agreement to produce or account for more than one such counterpart executed by the Joining Guarantor. Without limiting the foregoing provisions of this Section 4, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Guaranty Joinder Agreement.

5. Delivery. The Joining Guarantor hereby irrevocably waives notice of acceptance of this Guaranty Joinder Agreement and acknowledges that the Guaranteed Liabilities are and shall be deemed to be incurred, and credit extensions under the Loan Documents, Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements made and maintained, in reliance on this Guaranty Joinder Agreement and the Joining Guarantor’s joinder as a party to the Guaranty Agreement as herein provided.

6. Governing Law; Jurisdiction; Arbitration; Waiver of Jury Trial; Etc. The provisions of Sections 26 and 27 of the Guaranty Agreement are hereby incorporated by reference as if fully set forth herein.

[Signature page follows.]

IN WITNESS WHEREOF, the Joining Guarantor has duly executed and delivered this
Guaranty Joinder Agreement as of the day and year first written above.

JOINING GUARANTOR:

__________________________________________

By:_______________________________________
Name: ____________________________________
Title: ____________________________________

EXHIBIT G
FORM OF PLEDGE AGREEMENT

See attached.

G-1
Form of Pledge Agreement

EXECUTION VERSION

AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT

THIS AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT dated as of October 11, 2012 (this “Pledge Agreement”), is being entered into among GRANITE CONSTRUCTION INCORPORATED, a Delaware corporation (the “Company” and a “Borrower”), GRANITE CONSTRUCTION COMPANY, a California corporation (“GCC” and a “Borrower”), GILC INCORPORATED, a California corporation (“GILC” and a “Borrower”, and together with the Company and GCC, collectively, the “Borrowers”), EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE COMPANY AND EACH OTHER PERSON THAT SHALL BECOME A PARTY HERETO BY EXECUTION OF A PLEDGE JOINDER AGREEMENT (each a “Guarantor” and, together with the Borrowers, collectively, the “Pledgors”), and BANK OF AMERICA, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”) for each of the Secured Creditors (as defined in the Intercreditor Agreement referenced below).
RECITALS:
A.    The Pledgors and Bank of America, N.A., as administrative agent, are parties to that certain Securities Pledge Agreement dated as of December 23, 2010 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Pledge Agreement”), pursuant to which the Pledgors granted to Bank of America, N.A., as administrative agent, for the benefit of the Secured Bank Creditors a duly perfected first priority security interest in the Pledged Interests and other Collateral described therein (except as otherwise expressly permitted under that certain Credit Agreement dated as of June 22, 2010 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among the Borrowers, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the lenders from time to time party thereto) to secure extensions of credit made or maintained under the Existing Credit Agreement and certain Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements (each as defined in the Existing Credit Agreement).

B.    Pursuant to that certain Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, Bank of America, N.A., as administrative agent and collateral agent, swing line lender and letter of credit issuer, and the lenders now or hereafter party thereto (the “Lenders”), the Lenders have agreed to amend and restate the Existing Credit Agreement and to continue to provide to the Borrowers a revolving credit facility with a letter of credit sublimit and swing line facility.

C.    Certain additional extensions of credit may be made from time to time for the benefit of the Pledgors pursuant to certain Secured Cash Management Agreements, Secured Hedge Agreements

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and Secured Cash Related Products Agreements (each as defined in the Credit Agreement).

D.    Pursuant to that certain Note Purchase Agreement dated as of May 1, 2001 (as amended by the First Amendment thereto dated as of June 15, 2003 and the Second Amendment thereto dated as of the date hereof (the “Second Amendment to 2013 Notes Agreement”) and as further amended, restated, supplemented or otherwise modified from time to time, the “2013 Notes Agreement”), among the Company and the purchasers named therein, the Company has issued and sold to certain Noteholders 6.96% Senior Notes due May 1, 2013 as amended, restated, supplemented or otherwise modified from time to time (the “2013 Notes”), and pursuant to that certain Note Purchase Agreement dated as of December 12, 2007 (as amended by the First Amendment thereto dated as of the date hereof (the “First Amendment to 2019 Notes Agreement”) and as further amended, restated, supplemented or otherwise modified from time to time, the “2019 Notes Agreement”), among the Company and the purchasers named therein, the Company has issued and sold to certain Noteholders 6.11% Series 2007-A Senior Notes due December 12, 2019 (together with any additional notes issued pursuant to the 2019 Notes Agreement and as each may be amended, restated, supplemented or otherwise modified from time to time, the “2019 Notes”).

E.    Pursuant to an Intercreditor and Collateral Agency Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the Bank Agent (on behalf of the Secured Bank Creditors), the holders of the 2013 Notes, the holders of the 2019 Notes, the Collateral Agent and acknowledged by the Loan Parties, the parties thereto have agreed that the Secured Obligations shall be secured under this Pledge Agreement on a pari passu basis and that the Collateral Agent shall act on behalf of the Secured Creditors regarding the Collateral.

F.    It is a condition precedent to the Lenders’ obligation to amend and restate the Existing Credit Agreement, to the Secured Bank Creditors’ obligations to make and maintain such extensions of credit, to the obligation of the holders of the 2013 Notes to enter into the Second Amendment to the 2013 Notes Agreement and to the obligation of the holders of the 2019 Notes to enter into the First Amendment to the 2019 Notes Agreement that the Pledgors shall have executed and delivered this Pledge Agreement to the Collateral Agent.

In order to induce the Lenders to amend and restate the Existing Credit Agreement, to induce the Secured Bank Creditors to from time to time make and maintain extensions of credit under the Credit Agreement and such Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements and to induce the holders of the 2013 Notes to agree to the Second Amendment to the 2013 Notes Agreement and the holders of the 2019 Notes to agree to the First Amendment to the 2019 Notes Agreement, each Pledgor hereby agrees with the Collateral Agent, for the ratable benefit of the Secured Creditors, that the Existing Pledge Agreement is hereby amended and restated by this Pledge Agreement with the effect that the Existing Pledge Agreement as so amended and restated is hereby continued into this Pledge Agreement, and this Pledge Agreement shall constitute neither a release nor novation of any obligation or liability arising under the Existing Pledge Agreement, and such obligations shall continue in effect on the terms hereof, all as follows:

40350699_6                    2

1.    Certain Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Intercreditor Agreement. Terms used in this Pledge Agreement that are not otherwise expressly defined herein or in the Intercreditor Agreement, and for which meanings are provided in the Credit Agreement, shall have the meaning given therefor in the Credit Agreement as in effect on the date hereof. Terms used in this Pledge Agreement that are not otherwise expressly defined herein, in the Intercreditor Agreement or in the Credit Agreement, and for which meanings are provided in the Uniform Commercial Code of the State of California (the “UCC”), shall have such meanings unless the context requires otherwise. In addition, for purposes of this Pledge Agreement, the following terms have the following definitions:

“Closing Date” shall mean October 11, 2012.

“Excluded Property” means, with respect to any Pledgor, (a) any owned or leased real property subject to a Mortgage or (b) any property that would otherwise constitute a general intangible to the extent that the grant of a security interest in such property is prohibited by any requirement of law of a Governmental Authority, requires a consent not obtained from any Governmental Authority pursuant to such requirement of law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, permit, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any investment property, any applicable shareholder, joint venture or similar agreement, except in each case to the extent that such requirement of law or the term in such contract, license, agreement, instrument or other document or shareholder, joint venture or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law; provided, however, the exclusion in this clause (b) shall not apply to Subsidiary Securities in joint venture investments or Subsidiaries acquired or created after the Closing Date unless after reasonable best efforts the relevant Pledgor is unable either to avoid the conditions set forth in this clause (b) or to obtain consents, waivers or approvals thereof.

“Permitted Liens” means Liens permitted to exist under Section 7.01 of the Credit Agreement, Section 10.5 of the 2013 Notes Agreement, Section 10.5 of the 2019 Notes Agreement and any analogous covenant under any additional Notes Documents.

“Secured Obligations” means the “Secured Obligations”, as defined in the Intercreditor Agreement.

“Termination Date” means the “Termination Date”, as defined in the Intercreditor Agreement.

2.    Pledge of Pledged Interests; Other Collateral.
(a)    Each Pledgor hereby grants as collateral security for the payment, performance and satisfaction of all of the Secured Obligations, to the Collateral Agent for the benefit of the Secured Creditors a first priority security interest (subject only to Permitted Liens) in all of the

40350699_6                    3

following items of property in which it now has or may at any time hereafter acquire an interest or the power to transfer rights therein, and wheresoever located:
(i)    all Subsidiary Securities in all of its Material Subsidiaries and certain other Subsidiaries of the Pledgors described on Schedule I hereto (limited, in the case of Foreign Subsidiaries to Subsidiary Securities that, when taken with all other Subsidiary Securities pledged hereunder, constitute no more than (x) 65% of the Voting Securities of each Direct Foreign Subsidiary and (y) 100% of the other Subsidiary Securities of such Pledgor in each Direct Foreign Subsidiary), in each case, whether now existing or hereafter created or acquired (collectively, the “Pledged Interests”), including without limitation the Pledged Interests more particularly described on Schedule I hereto (such Subsidiaries, together with all other Subsidiaries whose Subsidiary Securities may be required to be subject to this Pledge Agreement from time to time, are referred to collectively as the “Pledged Subsidiaries”);
(ii)    all money, securities, security entitlements and other investment property, dividends, rights, general intangibles and other property at any time and from time to time (x) declared or distributed in respect of or in exchange for or on conversion of any Pledged Interest, or (y) by its or their terms exchangeable or exercisable for or convertible into any Pledged Interest;
(iii)    all other property of whatever character or description, including money, securities, security entitlements and other investment property, and general intangibles hereafter delivered to the Collateral Agent in substitution for or as an addition to any of the foregoing;
(iv)    all securities accounts to which may at any time be credited any or all of the foregoing or any proceeds thereof and all certificates and instruments representing or evidencing any of the foregoing or any proceeds thereof; and
(v)    all proceeds of any of the foregoing.
All such Pledged Interests, certificates, instruments, cash, securities, interests, dividends, rights and other property referred to in clauses (i) through (v) of this Section 2 are herein collectively referred to as the “Collateral”. Notwithstanding the foregoing, neither the Pledged Interests nor the Collateral shall include any Excluded Property.
(b)    Subject to Section 11(a), each Pledgor agrees to deliver all certificates, instruments or other documents representing any Collateral to the Collateral Agent at such location as the Collateral Agent shall from time to time designate by written notice pursuant to Section 23 for its custody at all times until termination of this Pledge Agreement, together with such instruments of assignment and transfer as requested by the Collateral Agent.

40350699_6                    4

(c)    Each Pledgor agrees to execute and deliver, or cause to be executed and delivered by other Persons, at Pledgor’s expense, all share certificates, documents, instruments, agreements, financing statements (and amendments thereto and continuations thereof), assignments, control agreements, or other writings as the Collateral Agent may request from time to time to carry out the terms of this Pledge Agreement or to protect or enforce the Collateral Agent’s Lien and security interest in the Collateral hereunder granted to the Collateral Agent for the benefit of the Secured Creditors and further agrees to do and cause to be done upon the Collateral Agent’s request, at Pledgor’s expense, all things reasonably determined by the Collateral Agent to be necessary or advisable to perfect and keep in full force and effect the Lien in the Collateral hereunder granted to the Collateral Agent for the benefit of the Secured Creditors, including the prompt payment of all out-of-pocket fees and reasonable expenses incurred in connection with any filings made to perfect or continue the Lien and security interest in the Collateral hereunder granted in favor of the Collateral Agent for the benefit of the Secured Creditors.
(d)    All filing fees, advances, charges, costs and expenses, including all fees and expenses of counsel to the extent required to be reimbursed by the Company or any Subsidiary under the Credit Agreement, the Notes Documents or the Intercreditor Agreement (collectively, “Attorneys’ Costs”), incurred or paid by the Collateral Agent or any Secured Creditor in exercising any right, power or remedy conferred by this Pledge Agreement, or in the enforcement thereof, shall become a part of the Secured Obligations secured hereunder and shall be paid to the Collateral Agent for the benefit of the Secured Creditors by the Pledgor in respect of which the same was incurred immediately upon demand therefor, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.
(e)    Each Pledgor agrees to register and cause to be registered the interest of the Collateral Agent, for the benefit of the Secured Creditors, in the Collateral on its own books and records and the registration books of each of the Pledged Subsidiaries.
Each of the parties hereto hereby acknowledges and agrees that the security interests in the Collateral granted under the Existing Pledge Agreement and all of the other Security Instruments (as defined in the Existing Credit Agreement) to the Administrative Agent, and all Security Instruments (as defined in the Existing Credit Agreement) evidencing such security interests are hereby assigned to the Collateral Agent
3.    Status of Pledged Interests. Each Pledgor hereby represents, warrants and covenants to the Collateral Agent for the benefit of the Secured Creditors, with respect to itself and the Collateral as to which it has or acquires any interest, that:
(a)    All of the Pledged Interests are, as of the date of execution of this Pledge Agreement or Pledge Joinder Agreement by each Pledgor pledging such Pledged Interests (such date as applicable with respect to each Pledgor, its “Applicable Date”), and shall at all times thereafter be validly issued and outstanding, fully paid and non-assessable and constitute (i) 65% of the issued and outstanding Voting Securities (or if any Pledgor shall own less than 65% of such Voting

40350699_6                    5

Securities, then 100% of the Voting Securities owned by such Pledgor) and 100% of the other issued and outstanding Subsidiary Securities of each Direct Foreign Subsidiary constituting a Pledged Subsidiary and (ii) all of the issued and outstanding Subsidiary Securities of all Domestic Subsidiaries constituting Pledged Subsidiaries, and are accurately described on Schedule I.
(b)    The Pledgor is at its Applicable Date and shall at all times thereafter (subject to Dispositions permitted under the Credit Agreement and the Notes Documents) be the sole registered and record and beneficial owner of the Pledged Interests, free and clear of all Liens, charges, equities, options, hypothecations, encumbrances and restrictions on pledge or transfer, including transfer of voting rights (other than Permitted Liens, the pledge hereunder and applicable restrictions pursuant to federal and state and applicable foreign securities laws). Without limiting the foregoing, the Pledged Interests are not and will not be subject to any voting trust, shareholders agreement, right of first refusal, voting proxy, power of attorney or other similar arrangement (other than the rights hereunder in favor of the Collateral Agent).
(c)    At no time shall any Pledged Interests (i) be held or maintained in the form of a security entitlement or credited to any securities account and (ii) which constitute a “security” (or as to which the related Pledged Subsidiary has elected to have treated as a “security”) under Article 8 of the UCC (including, for the purposes of this Section, the Uniform Commercial Code of any other applicable jurisdiction) be maintained in the form of uncertificated securities. With respect to Pledged Interests that are “securities” under the UCC, or as to which the issuer has elected at any time to have such interests treated as “securities” under the UCC, such Pledged Interests are, and shall at all times be, represented by the share certificates listed on Schedule I hereto, which share certificates, with stock powers duly executed in blank by the Pledgor, have been delivered to the Collateral Agent or are being delivered to the Collateral Agent simultaneously herewith or, in the case of Additional Interests as defined in Section 22, shall be delivered pursuant to Section 22. In addition, with respect to all Pledged Interests, including Pledged Interests that are not “securities” under the UCC and as to which the applicable Pledged Subsidiary has not elected to have such interests treated as “securities” under the UCC, the Pledgor has at its Applicable Date delivered to the Collateral Agent (or has previously delivered to the Collateral Agent or, in case of Additional Interests, shall deliver pursuant to Section 22) Uniform Commercial Code financing statements (or appropriate amendments thereto) duly authorized by the Pledgor and naming the Collateral Agent for the benefit of the Secured Creditors as “secured party”, in form, substance and number sufficient in the reasonable opinion of the Collateral Agent to be filed in all UCC filing offices and in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Collateral Agent for the benefit of the Secured Creditors the Lien on such Pledged Interests, together with all required filing fees. Without limiting the foregoing provisions of this Section 3(c), with respect to any Pledged Interests issued by any Direct Foreign Subsidiary, Pledgor shall deliver or cause to be delivered, (i) in addition to or in substitution for all or any of the foregoing items, as the Collateral Agent may elect, such other instruments, certificates, agreements, notices,

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filings, and other documents, and take or cause to be taken such other action, as the Collateral Agent may determine to be necessary or advisable under the laws of the jurisdiction of formation of such Direct Foreign Subsidiary, to grant, perfect and protect as a first priority lien (subject to Permitted Liens) in such Collateral in favor of the Collateral Agent for the benefit of the Secured Creditors, and (ii) if requested by the Collateral Agent, an opinion of counsel acceptable in form and substance to the Collateral Agent issued by a law firm acceptable to the Collateral Agent licensed to practice law in such foreign jurisdiction, addressing with respect to such Pledged Interests the matters described in Section 6.14 of the Credit Agreement.
(d)    It has full corporate power, legal right and lawful authority to execute this Pledge Agreement (and any Pledge Joinder Agreement applicable to it) and to pledge, assign and transfer its Pledged Interests in the manner and form hereof.
(e)    The pledge, assignment and delivery of its Pledged Interests (along with undated stock powers executed in blank, financing statements and other agreements referred to in Section 3(c) hereof) to the Collateral Agent for the benefit of the Secured Creditors pursuant to this Pledge Agreement (or any Pledge Joinder Agreement) creates or continues, as applicable, a valid and perfected first priority security interest (subject to Permitted Liens) in such Pledged Interests in favor of the Collateral Agent for the benefit of the Secured Creditors, securing the payment of the Secured Obligations, assuming, in the case of the Pledged Interests which constitute certificated “securities” under the UCC (including, for the purposes of this Section, the Uniform Commercial Code of any other applicable jurisdiction), continuous and uninterrupted possession by or on behalf of the Collateral Agent. The Pledgor will at its own cost and expense defend the Secured Creditors’ right, title and security interest in and to the Collateral against the claims and demands of all Persons whomsoever.
(f)    Except as otherwise expressly provided herein, in the Credit Agreement pursuant to a Disposition permitted under the Credit Agreement, in any Notes Document pursuant to a Disposition permitted under such Notes Document, none of the Pledged Interests (nor any interest therein or thereto) shall be sold, transferred or assigned without the Collateral Agent’s prior written consent, which may be withheld for any reason.
(g)    It shall at all times cause the Pledged Interests of such Pledgor that constitute “securities” (or as to which the issuer elects to have treated as “securities”) under the UCC to be represented by the certificates now and hereafter delivered to the Collateral Agent in accordance with Sections 2, 3 and 22 hereof and that it shall cause each of the Pledged Subsidiaries as to which it is the Pledgor not to issue any Subsidiary Securities, or securities convertible into, or exchangeable or exercisable for, Subsidiary Securities, at any time during the term of this Pledge Agreement unless the Pledged Interests of such Pledge Subsidiary are issued solely to either (y) such Pledgor who shall promptly comply with Sections 3 and 22 hereof with respect to such property or (z) any Borrower or another Guarantor who shall promptly pledge such additional Subsidiary Securities to the Collateral Agent for the benefit of the Secured Creditors pursuant to Section 22 or 24 hereof, as applicable, on substantially identical terms as are contained herein and deliver or cause to be delivered the appropriate documents described in Section 3(c) hereof

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to the Collateral Agent and take such further actions as the Collateral Agent may deem necessary in order to perfect a first priority security interest (subject to Permitted Liens) in such Subsidiary Securities.
(h)    The exact legal name and address, type of Person, jurisdiction of formation, jurisdiction of formation identification number (if any), and location of the chief executive office of such Pledgor, in each case, as of the Closing Date, are as specified on Schedule II attached hereto. No Pledgor shall change its name, jurisdiction of formation (whether by reincorporation, merger or otherwise), or the location of its chief executive office, except upon giving not less than thirty (30) days’ prior written notice to the Collateral Agent and taking or causing to be taken all such action at such Pledgor’s expense as may be reasonably requested by the Collateral Agent to perfect or maintain the perfection of the Lien of the Collateral Agent in Collateral.
4.    Preservation and Protection of Collateral.
(a)    The Collateral Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise, beyond the use of reasonable care in the custody and preservation thereof while in its possession.
(b)    Each Pledgor agrees to pay when due all taxes, charges, Liens and assessments against the Collateral in which it has an interest as and when required under Section 6.04 of the Credit Agreement, Section 9.4 of the 2013 Notes Agreement, Section 9.4 of the 2019 Notes Agreement and any analogous covenant under any additional Notes Documents. Upon the failure of any Pledgor to so pay or contest such taxes, charges, Liens or assessments as and when required under Section 6.04 of the Credit Agreement, Section 9.4 of the 2013 Notes Agreement, Section 9.4 of the 2019 Notes Agreement or any analogous covenant under any additional Notes Documents, or upon the failure of any Pledgor to pay any amount pursuant to Section 2(c), the Collateral Agent at its option may pay or contest any of them (the Collateral Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments) but shall not have any obligation to make any such payment or contest. All sums so disbursed by the Collateral Agent, including Attorneys’ Costs, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Pledgor to the Collateral Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.
(c)    Each Pledgor hereby (i) irrevocably authorizes the Collateral Agent to file (with, or to the extent permitted by applicable law, without the signature of the Pledgor appearing thereon) financing statements (including amendments thereto and continuations and copies thereof) showing such Pledgor as “debtor” at such time or times and in all filing offices as the Collateral Agent may from time to time reasonably determine to be necessary or advisable to perfect or protect the rights of the Collateral Agent and the Secured Creditors hereunder, or otherwise to give effect to the transactions herein contemplated, and (ii) irrevocably ratifies and acknowledges

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all such actions taken by or on behalf of the Collateral Agent prior to the Applicable Date.
5.    Default. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent is given full power and authority, then or at any time thereafter, to sell, assign, deliver or collect the whole or any part of the Collateral, or any substitute therefor or any addition thereto, in one or more sales, with or without any previous demands or demand of performance or, to the extent permitted by law, notice or advertisement, in such order as the Collateral Agent may elect; and any such sale may be made either at public or private sale at the Collateral Agent’s place of business or elsewhere, either for cash or upon credit or for future delivery, at such price or prices as the Collateral Agent may reasonably deem fair; and the Collateral Agent or any other Secured Creditor may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of any Pledgor or right of redemption. Demands of performance, advertisements and presence of property and sale and notice of sale are hereby waived to the extent permissible by law. Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Collateral Agent. Each Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by Governmental Authorities, and that as a consequence of such prohibitions and restrictions the Collateral Agent may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Collateral sold to any Person or group. Each Pledgor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to such Pledgor than if such Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Collateral Agent has no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the Pledged Subsidiary to register or otherwise qualify the Collateral, even if such Pledged Subsidiary would agree to register or otherwise qualify such Collateral for public sale under the Securities Act or applicable state law. Each Pledgor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of the Collateral shall be deemed to be dispositions in a commercially reasonable manner. Each Pledgor hereby acknowledges that a ready market may not exist for the Pledged Interests if they are not traded on a national securities exchange or quoted on an automated quotation system and agrees and acknowledges that in such event the Pledged Interests may be sold for an amount less than a pro rata share of the fair market value of the Pledged Subsidiary’s assets minus its liabilities. In addition to the foregoing, the Secured Creditors may exercise such other rights and remedies as may be available under the Loan Documents or the Notes Documents, at law (including without limitation the UCC) or in equity.
6.    Proceeds of Sale. The net cash proceeds resulting from the collection, liquidation, sale, or other disposition of the Collateral shall be applied in accordance with the terms of the Intercreditor Agreement. Each Pledgor shall be liable to the Collateral Agent, for the benefit of the Secured Creditors, and shall pay to the Collateral Agent, for the benefit of the Secured Creditors, on demand any deficiency

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which may remain after such sale, disposition, collection or liquidation of the Collateral.
7.    Presentments, Demands and Notices. The Collateral Agent shall not be under any duty or obligation whatsoever to make or give any presentments, demands for performances, notices of nonperformance, protests, notice of protest or notice of dishonor in connection with any obligations or evidences of indebtedness held thereby as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations secured hereunder.
8.    Attorney-in-Fact. Each Pledgor hereby appoints the Collateral Agent as the Pledgor’s attorney-in-fact for the purposes of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, that the Collateral Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to any Pledgor representing any dividend, interest payment, principal payment or other distribution payable or distributable in respect to the Collateral or any part thereof and to give full discharge for the same.
9.    Reinstatement. The granting of a security interest in the Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if, at any time any payment of any of the Secured Obligations made at or prior to the termination of this Pledge Agreement on the Termination Date is rescinded or must otherwise be returned by any Secured Creditor or is repaid by any Secured Creditor in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Pledgor or any other Loan Party or otherwise, all as though such payment had not been made. The provisions of this Section 9 shall survive repayment of all of the Secured Obligations and the termination or expiration of this Pledge Agreement in any manner, including but not limited to termination upon occurrence of the Termination Date.
10.    Waiver by the Pledgors. Each Pledgor waives to the extent permitted by applicable law (a) any right to require any Secured Creditor or any other obligee of the Secured Obligations to (i) proceed against any Person or entity, including without limitation any Loan Party, (ii) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (iii) pursue any other remedy in its power, (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) any right of subrogation, (d) any right to enforce any remedy which any Secured Creditor or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Collateral Agent for the benefit of the Secured Creditors. Each Pledgor authorizes each Secured Creditor and each other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents or under the Notes Documents

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from time to time to: (x) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (y) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Creditor or obligee in its discretion may determine.
The Collateral Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to a Pledgor and the receipt thereof by such Pledgor shall be a complete and full acquittance for the Collateral so delivered, and the Collateral Agent shall thereafter be discharged from any liability or responsibility therefor.
11.    Dividends and Voting Rights.
(a)    All dividends and other distributions with respect to any of the Pledged Interests shall be subject to the pledge hereunder, provided, however, that cash dividends paid to a Pledgor as record owner of the Pledged Interests, to the extent permitted by the Credit Agreement and the Notes Documents to be declared and paid, may be retained by such Pledgor so long as no Event of Default shall have occurred and be continuing, free from any Liens hereunder.
(b)    So long as no Event of Default shall have occurred and be continuing, the registration of the Collateral in the name of a Pledgor as record and beneficial owner shall not be changed and such Pledgor shall be entitled to exercise all voting and other rights and powers pertaining to the Collateral for all purposes not inconsistent with the terms of the Loan Documents and the Notes Documents.
(c)    Upon the occurrence and during the continuance of any Event of Default and, in the case of an Event of Default other than the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower or Material Subsidiary under the Bankruptcy Code of the United States, after written notice from the Collateral Agent, all rights of the Pledgors to receive and retain cash dividends and other distributions upon the Collateral pursuant to subsection (a) above shall cease and shall thereupon be vested in the Collateral Agent for the benefit of the Secured Creditors, and each Pledgor shall promptly deliver, or shall cause to be promptly delivered, all such cash dividends and other distributions with respect to the Pledged Interests to the Collateral Agent (together, if the Collateral Agent shall request, with the documents described in Sections 2(c) and 3(c) hereof or other negotiable documents or instruments so distributed) to be held by it hereunder or, at the option of the Collateral Agent, to be applied to the Secured Obligations. Pending delivery to the Collateral Agent of such property, each Pledgor shall keep such property segregated from its other property and shall be deemed to hold the same in trust for the benefit of the Secured Creditors.
(d)    Upon the occurrence and during the continuance of any Event of Default, at the option of the Collateral Agent, all rights of each of the Pledgors to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to subsection (b) above shall cease and the Collateral Agent may thereupon (but shall not be obligated to), at its request, cause such

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Collateral to be registered in the name of the Collateral Agent or its nominee or agent for the benefit of the Secured Creditors and/or exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Pledgor hereby appoints the Collateral Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to such Pledged Interests hereunder upon the occurrence and during the continuance of any Event of Default, which proxy is coupled with an interest and is irrevocable until the Termination Date, and each Pledgor hereby agrees to provide such further proxies as the Collateral Agent may request; provided, however, that the Collateral Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.
12.    Continued Powers. Until the Termination Date shall have occurred, the power of sale and other rights, powers and remedies granted to the Collateral Agent for the benefit of the Secured Creditors hereunder shall continue to exist and may be exercised by the Collateral Agent at any time and from time to time irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of any Pledgor may have ceased.
13.    Other Rights. The rights, powers and remedies given to the Collateral Agent for the benefit of the Secured Creditors by this Pledge Agreement shall be in addition to all rights, powers and remedies given to the Collateral Agent or any Secured Creditor under any other Loan Document or any Notes Document or by virtue of any statute or rule of law. Any forbearance or failure or delay by the Collateral Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Creditors shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with the terms of the Credit Agreement and the applicable Notes Document.
14.    Anti-Marshaling Provisions. The right is hereby given by each Pledgor to the Collateral Agent, for the benefit of the Secured Creditors, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Collateral Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred hereunder, nor release any Pledgor from personal liability for the Secured Obligations. Notwithstanding the existence of any other security interest in the Collateral held by the Collateral Agent, for the benefit of the Secured Creditors, the Collateral Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Pledge Agreement. Each Pledgor hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein or in any Loan Document or in any Notes Document.
15.    Entire Agreement. This Pledge Agreement and each Pledge Joinder Agreement, together with the Credit Agreement and other Loan Documents and the Notes Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and

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supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof and of the Pledge Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof and thereof. Neither this Pledge Agreement nor any Pledge Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement, the Notes Documents and the Intercreditor Agreement.
16.    Further Assurances. Each Pledgor agrees at its own expense to do such further acts and things, and to execute and deliver, and cause to be executed and delivered as may be necessary or advisable to give effect thereto, such additional conveyances, assignments, financing statements, control agreements, documents, certificates, stock powers, agreements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration or enforcement of this Pledge Agreement or any Pledge Joinder Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent its rights, powers and remedies for the benefit of the Secured Creditors hereunder or thereunder. Each Pledgor hereby consents and agrees that the Pledged Subsidiaries and all other Persons, shall be entitled to accept the provisions hereof and of the Pledge Joinder Agreements as conclusive evidence of the right of the Collateral Agent, on behalf of the Secured Creditors, to exercise its rights, privileges, and remedies hereunder and thereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Pledgor or any other Person to any of such Pledged Subsidiaries or other Persons.
17.    Binding Agreement; Assignment. This Pledge Agreement and each Pledge Joinder Agreement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Pledgor shall be permitted to assign this Pledge Agreement, any Pledge Joinder Agreement or any interest herein or therein or in the Collateral, or any part thereof or interest therein, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Collateral Agent as Collateral under this Pledge Agreement. Without limiting the generality of the foregoing sentence of this Section 17, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement) and any Noteholder may assign or otherwise transfer, or grant to one or more Persons participations in or to, all or a portion of its rights and obligations under the 2013 Notes Agreement, the 2019 Notes Agreement or any other Notes Document (including, without limitation, any Notes held by it) to any other Person (to the extent permitted by the 2013 Notes Agreement, the 2019 Notes Agreement or such other Notes Document, as applicable); and to the extent of any such assignment, transfer or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender or such Noteholder herein or otherwise, subject however, to the provisions of the Intercreditor Agreement and, with respect to any obligations under the Credit Agreement, the Credit Agreement, including Article IX thereof (concerning the Collateral Agent) and Section 10.06 thereof (concerning assignments and participations).

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All references herein to the Collateral Agent and to the Secured Creditors shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.
18.    Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements. No Cash Management Bank, Hedge Bank or Card Related Products Bank that obtains the benefit of this Pledge Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents and Intercreditor Agreement. Notwithstanding any other provision of this Pledge Agreement to the contrary, neither the Bank Agent nor the Collateral Agent shall be required to verify the payment of, or that other satisfactory arrangement have been made with respect to, the Secured Obligations arising under Secured Cash Management Agreements, Secured Hedge Agreements and Secured Cash Related Products Agreements except to the extent expressly provided in the Credit Agreement or the Intercreditor Agreement and unless the Bank Agent and the Collateral Agent have received written notice of such Obligations, together with such supporting documentation as they may request, from the applicable Cash Management Bank, Hedge Bank and Card Related Products Bank, as the case may be. Each Cash Management Bank, Hedge Bank or Card Related Products Bank not a party to the Credit Agreement and the Intercreditor Agreement that obtains the benefit of this Pledge Agreement shall be deemed to have acknowledged and accepted the appointment of the Collateral Agent pursuant to the terms of the Intercreditor Agreement, and that with respect to the actions and omissions of the Collateral Agent hereunder or otherwise relating hereto that do or may affect such Cash Management Bank, Hedge Bank or Card Related Products Bank, the Collateral Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement and the Intercreditor Agreement. Neither the Bank Agent nor the Collateral Agent shall be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Obligations arising under Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements in the case of a Termination Date.
19.    Severability. The provisions of this Pledge Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Pledge Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.
20.    Counterparts. This Pledge Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart executed by the Pledgor against whom enforcement is sought.
21.    Termination. Subject to the provisions of Section 9, this Pledge Agreement and each Pledge Joinder Agreement, and all obligations of the Pledgors hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party on the Termination Date. Upon any Disposition of the Collateral permitted under the Credit Agreement and the Notes Documents (to any Person other than a Borrower

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or Guarantor), then, at the request and sole expense of Pledgors, all Collateral subject to such Disposition shall be released from the Liens created hereby. Upon such termination of this Pledge Agreement or release, the Collateral Agent shall, at the sole expense of the Pledgors, promptly deliver to the Pledgors the certificates evidencing its shares of Pledged Interests (and any other property received as a dividend or distribution or otherwise in respect of such Pledged Interests to the extent then held by the Collateral Agent as additional Collateral hereunder), together with any cash then constituting the Collateral not then sold or otherwise disposed of in accordance with the provisions hereof, and take such further actions at the request of the Pledgors as may be necessary to effect the same.
22.    Additional Interests. If any Pledgor shall at any time acquire or hold any additional Pledged Interests, including any Pledged Interests issued by any Subsidiary not listed on Schedule I hereto which are required to be subject to a Lien pursuant to a Pledge Agreement by the terms hereof or of any provision of the Credit Agreement or any Notes Document (any such shares being referred to herein as the “Additional Interests”), such Pledgor shall deliver to the Collateral Agent for the benefit of the Secured Creditors (i) a Pledge Agreement Supplement in the form of Exhibit A hereto with respect to such Additional Interests duly completed and executed by such Pledgor and (ii) any other document required in connection with such Additional Interests as described in Section 3(c). Each Pledgor shall comply with the requirements of this Section 22 concurrently with the acquisition of any such Additional Interests or, in the case of Additional Interests to which Section 6.14 of the Credit Agreement applies, within the time period specified in such Section or elsewhere in the Credit Agreement with respect to such Additional Interests; provided, however, that the failure to comply with the provisions of this Section 22 shall not impair the Lien on Additional Interests conferred hereunder.
23.    Notices. Any notice required or permitted hereunder shall be given (a) with respect to any Borrower, at the address for the giving of notice for such Borrower then in effect under the Intercreditor Agreement, (b) with respect to any Pledgor other than any Borrower, at the address then in effect for the giving of notices to such Pledgor under any Guaranty Agreement to which it is a party and (c) with respect to the Collateral Agent, at the address then in effect for the giving of notices to the Collateral Agent then in effect under the Intercreditor Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.
24.    Joinder. Each Person who shall at any time execute and deliver to the Collateral Agent a Pledge Joinder Agreement substantially in the form attached as Exhibit B hereto shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Pledgor and shall have thereupon pursuant to Section 2 hereof granted a security interest in and collaterally assigned and pledged to the Collateral Agent for the benefit of the Secured Creditors all Pledged Interests which it has at its Applicable Date or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Pledgors or to the parties to this Pledge Agreement shall be deemed to include such Person as a Pledgor hereunder. Each Pledge Joinder Agreement shall be accompanied by the Supplemental Schedules referred to therein, appropriately completed with information relating to the Pledgor executing such Pledge Joinder Agreement and its

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property. Each of the applicable Schedules attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedules.
25.    Rules of Interpretation. The rules of interpretation contained in Section 1.02 of the Credit Agreement as in effect on the date hereof shall be applicable to this Pledge Agreement and each Pledge Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any Credit Extensions referred to herein or secured hereby.
26.    Governing Law; Waivers.
(a)    THIS PLEDGE AGREEMENT AND EACH PLEDGE JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.
(b)    EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA SITTING IN THE CITY AND COUNTY OF SAN FRANCISCO AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF CALIFORNIA, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR A PLEDGE JOINDER AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH CALIFORNIA STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS PLEDGE AGREEMENT OR ANY PLEDGE JOINDER AGREEMENT SHALL AFFECT ANY RIGHT THAT THE COLLATERAL AGENT OR ANY OTHER SECURED CREDITOR MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT OR A PLEDGE JOINDER AGREEMENT AGAINST ANY PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)    EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY PLEDGE JOINDER AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES

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HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 23. NOTHING IN THIS PLEDGE AGREEMENT OR ANY PLEDGE JOINDER AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
(e)    IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS PLEDGE AGREEMENT OR ANY PLEDGE JOINDER AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE ARBITRATED IN ACCORDANCE WITH SECTION 10.15 OF THE CREDIT AGREEMENT AS IN EFFECT ON THE DATE HEREOF.
[Signature pages follow.]

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IN WITNESS WHEREOF, the parties have duly executed this Pledge Agreement on the day and year first written above.
PLEDGORS:
GRANITE CONSTRUCTION INCORPORATED

By:
Name: Laurel J. Krzeminski
Title: VP and CFO

By:
Name: Jigisha Desai
Title: VP Treasurer

GRANITE CONSTRUCTION COMPANY

By:
Name: Laurel J. Krzeminski
Title: VP and CFO

By:
Name: Jigisha Desai
Title: VP Treasurer

GILC INCORPORATED

By:
Name: Laurel J. Krzeminski
Title: President and CEO

By:
Name: Jigisha Desai
Title: VP and CFO

AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT
40350699 Signature Page

GRANITE CONSTRUCTION NORTHEAST,
INC.

By:
Name: Laurel J. Krzeminski
Title: VP and CFO

By:
Name: Jigisha Desai
Title: VP Treasurer

INTERMOUNTAIN SLURRY SEAL, INC.

By:
Name: Kathleen Schreckengost
Title: VP Treasurer

By:
Name: Darren S. Beevor
Title: VP Controller

AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT
40350699 Signature Page

COLLATERAL AGENT:

BANK OF AMERICA, N.A., as Collateral Agent

By:
Name:     Bridgett J. Manduk
Title:     Assistant Vice President

AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT
40350699 Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:     Bridgett J. Manduk
Title:     Assistant Vice President

AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT
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SCHEDULE I

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Granite Construction Inc.	Granite Construction Company	Common Stock	30,000,000	10,000,000	10,000,000	38	$0.01
Granite Construction Inc.	Granite Land Company	Common Stock		100	100	C-100	$1,000.00
Granite Construction Inc.	Granite SR 91 Corporation	Common Stock		1,000	1,000	C-100	$100.00
Granite Construction Inc.	GILC Incorporated	Common Stock		5,000	5,000	C-100	$100.00
Granite Construction Inc.	Intermountain Slurry Seal, Inc.	Common Stock	250,000	103,035	103,035	C-100	$1.00
Granite Construction Inc.	Granite Construction International	Common Stock	1,000,000	1,040	1,040	2	$10.00
Granite Construction Inc.	Pozzolan Products Company	Common Stock		1,000	1,000	C-100	$1.00
Granite Construction Inc.	Granite Construction Northeast, Inc.	Common Stock	400	300	300	C-100	None
Granite Construction Co.	Granite Northwest, Inc.	Common Stock	1,000,000	100	100	2	None

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SCHEDULE II

GRANITE CONSTRUCTION INCORPORATED (Company and a Borrower) PO Box 50085, Watsonville, CA 95077-5085		Incorporated: 1/24/90, Delaware EIN: 77-0239383

Borrower and a Material Subsidiary

              Granite Construction    Company

PO Box 50085
Watsonville, CA 95077

Heavy/Highway Construction
and
                 Material Sales

Incorporated: 1/4/22
California
Wholly-owned
Acquired: 2/5/90
EIN:

Borrower and a Material Subsidiary GILC Incorporated P.O. Box 50085 Watsonville, CA 95077-5085 Equipment Leasing Incorporated: 5/22/95 California Wholly-owned EIN:	Material Subsidiary Granite Construction Northeast, Inc. 120 White Plains Road, Ste. 310 Tarrytown, NY 10591 Heavy/Highway Construction Incorporated: 3/6/89 New York Wholly-owned Acquired: 7/1/01 EIN:
Material Subsidiary

Intermountain Slurry Seal, Inc.

1000 North Warm Springs Road
Salt Lake City, Utah 84116
Branch Locations – Nevada, California

  Heavy/Highway Construction
Non-Union
Crusher/Asphalt Plant

Incorporated: 4/23/82
Wyoming
Wholly-owned
Acquired: 5/8/95
EIN:

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EXHIBIT A

PLEDGE AGREEMENT SUPPLEMENT
THIS PLEDGE AGREEMENT SUPPLEMENT dated as of _____________, 20__ (this “Pledge Agreement Supplement”), is made by _______________________________, a ________________ (the “Pledgor”), in favor of BANK OF AMERICA, N.A., in its capacity as Collateral Agent (the “Collateral Agent”) for the Secured Creditors.

RECITALS:

A.    The Pledgor is party to that certain Amended and Restated Securities Pledge Agreement dated as of October 11, 2012 (as in effect on the date hereof, the “Pledge Agreement”; all capitalized terms used but not defined herein shall have the meanings provided therefor such Pledge Agreement), among Granite Construction Incorporated, a Delaware corporation (the “Company” and a “Borrower”), Granite Construction Company, a California corporation (“GCC” and a “Borrower”), GILC Incorporated, a California corporation (“GILC” and a “Borrower”, and together with the Company and GCC, collectively, the “Borrowers”), certain Subsidiaries of the Company and the Collateral Agent.

B.    The Pledgor has acquired rights in the Pledged Interests listed on Annex A to this Supplement (the “Additional Interests”) and desires to pledge, and evidence its prior pledge, to the Collateral Agent for the benefit of the Secured Creditors all of the Additional Interests in accordance with the terms of the Credit Agreement, the Notes Documents and the Pledge Agreement.

In order to induce the Secured Creditors to from time to time make and/or maintain extensions of credit under the Credit Agreement, Secured Cash Management Agreements, Secured Hedge Agreements, Secured Cash Related Products Agreements and the Notes Documents, the Pledgor hereby agrees as follows:

1.    Affirmations. The Pledgor hereby reaffirms and acknowledges the pledge and collateral assignment to, and the grant of security interest in, the Additional Interests contained in the Pledge Agreement and pledges and collaterally assigns to the Collateral Agent for the benefit of the Secured Creditors, and grants to the Collateral Agent for the benefit of the Secured Creditors a first priority lien and security interest (subject to Permitted Liens) in, the Additional Interests and all of the following:
(a)    all money, securities, security entitlements and other investment property, dividends, rights, general intangibles and other property at any time and from time to time (x) declared or distributed in respect of or in exchange for or on conversion of any or all of the Additional Interests or (y) by its or their terms exchangeable or exercisable for or convertible into any Additional Interest or other Pledged Interest;
(b)    all other property of whatever character or description, including money, securities, security entitlements and other investment property, and general intangibles hereafter delivered to the Collateral Agent in substitution for or as an addition to any of the foregoing;

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(c)    all securities accounts to which may at any time be credited any or all of the foregoing or any proceeds thereof and all certificates and instruments representing or evidencing any of the foregoing or any proceeds thereof; and
(d)    all proceeds of any of the foregoing.
The Pledgor hereby acknowledges, agrees and confirms by its execution of this Supplement that the Additional Interests constitute “Pledged Interests” under and are subject to the Pledge Agreement, and the items of property referred to in clauses (a) through (d) above (the “Additional Collateral”) shall collectively constitute “Collateral” under and are subject to the Pledge Agreement. Each of the representations and warranties with respect to Pledged Interests and Collateral contained in the Pledge Agreement is hereby made by the Pledgor with respect to the Additional Interests and the Additional Collateral, respectively. The Pledgor further represents and warrants that Annex A attached to this Supplement contains a true, correct and complete description of the Additional Interests, and that all other documents required to be furnished to the Collateral Agent pursuant to Section 3(c) of the Pledge Agreement in connection with the Additional Collateral have been delivered or are being delivered simultaneously herewith to the Collateral Agent. The Pledgor further acknowledges that Schedule I to the Pledge Agreement shall be deemed, as to it, to be supplemented as of the date hereof to include the Additional Interests as described on Annex A to this Supplement.
2.    Counterparts. This Pledge Agreement Supplement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Pledge Agreement Supplement to produce or account for more than one such counterpart executed by the Pledgor.

3.    Governing Law; Venue; Waiver of Jury Trial. The provisions of Section 26 of the Pledge Agreement are hereby incorporated by reference as if fully set forth herein.

[Signature page follows.]

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IN WITNESS WHEREOF, the Pledgor has caused this Supplement to be duly executed by its authorized officer as of the day and year first above written.
PLEDGOR:
________________________________________
By:_____________________________________
Name:___________________________________
Title:____________________________________

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ANNEX A
(to Pledge Agreement Supplement of __________ dated __________)
Additional Interests

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Additional Interest	Total Amount of Class or Type of Additional Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)

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EXHIBIT B
PLEDGE JOINDER AGREEMENT

THIS PLEDGE JOINDER AGREEMENT dated as of _____________, 20__ (this “Pledge Joinder Agreement”), is made by _______________________________, a ________________ (the “Joining Pledgor”), in favor of BANK OF AMERICA, N.A., in its capacity as Collateral Agent (the “Collateral Agent”) for the Secured Creditors.

RECITALS:

A.    Granite Construction Incorporated, a Delaware corporation, (the “Company” and a “Borrower”), Granite Construction Company, a California corporation (“GCC” and a “Borrower”), GILC Incorporated, a California corporation (“GILC” and a “Borrower”, and together with the Company and GCC, collectively, the “Borrowers”), certain Subsidiaries of the Company and the Collateral Agent, are party to an Amended and Restated Securities Pledge Agreement dated as of October 11, 2012 (as in effect on the date hereof, the “Pledge Agreement”; all capitalized terms used but not defined herein shall have the meanings provided therefor in such Pledge Agreement).

B.    The Joining Pledgor is a Subsidiary of the Company and is required by the terms of the Credit Agreement and/or the Notes Documents to become a Guarantor and be joined as a party to the Pledge Agreement as a Pledgor.

C.    The Joining Pledgor will materially benefit directly and indirectly from the making and/or maintenance of the extensions of credit made from time to time under the Credit Agreement, Secured Cash Management Agreements, Secured Hedge Agreements, Secured Cash Related Products Agreements and under the Notes Documents.

In order to induce the Secured Creditors to from time to time make and/or maintain extensions of credit under the Credit Agreement, Secured Cash Management Agreements, Secured Hedge Agreements, Secured Cash Related Products Agreements and the Notes Documents, the Joining Pledgor hereby agrees as follows:

1.    Joinder. The Subsidiary hereby irrevocably, absolutely and unconditionally becomes a party to the Pledge Agreement as a Pledgor and bound by all the terms, conditions, obligations, liabilities and undertakings of each Pledgor or to which each Pledgor is subject thereunder, including without limitation the grant pursuant to Section 2 of the Pledge Agreement of a security interest to the Collateral Agent for the benefit of the Secured Creditors in, and collateral assignment and pledge to the Collateral Agent of, the Pledged Interests and other property constituting Collateral of such Pledgor or in which such Pledgor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, as security for the payment and performance of the Secured Obligations, all with the same force and effect as if the Joining Pledgor were a signatory to the Pledge Agreement.

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2.    Affirmations. The Joining Pledgor hereby acknowledges and affirms as of the date hereof with respect to itself, its properties and its affairs each of the waivers, representations, warranties, acknowledgements and certifications applicable to any Pledgor contained in the Pledge Agreement.

3.    Supplemental Schedules. Attached to this Pledge Joinder Agreement are duly completed schedules (the “Supplemental Schedules”) supplementing as thereon indicated the respective Schedules to the Pledge Agreement. The Joining Pledgor represents and warrants that the information contained on each of the Supplemental Schedules with respect to such Joining Pledgor and its properties and affairs is true, complete and accurate as of its Applicable Date.

4.    Severability. The provisions of this Pledge Joinder Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Pledge Joinder Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

5.    Counterparts. This Pledge Joinder Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Pledge Joinder Agreement to produce or account for more than one such counterpart executed by the Joining Pledgor. Delivery of an executed counterpart of a signature page of this Pledge Joinder Agreement by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.

6.    Delivery. The Joining Pledgor hereby irrevocably waives notice of acceptance of this Pledge Joinder Agreement and acknowledges that the Secured Obligations are and shall be deemed to be incurred, and credit extensions under the Loan Documents, Secured Cash Management Agreements, Secured Hedge Agreements, Secured Cash Related Products Agreements and Note Documents made and maintained, in reliance on this Pledge Joinder Agreement and the Pledgor’s joinder as a party to the Pledge Agreement as herein provided.

7.    Governing Law; Venue; Waiver of Jury Trial. The provisions of Section 26 of the Pledge Agreement are hereby incorporated by reference as if fully set forth herein.

[Signature page follows.]

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IN WITNESS WHEREOF, the Joining Pledgor has duly executed and delivered this Pledge Joinder Agreement as of the day and year first written above.

JOINING PLEDGOR:

__________________________________________

By:_______________________________________
Name:    ____________________________________
Title:    ____________________________________

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SUPPLEMENTAL
SCHEDULE I

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)

Delivered Pursuant to Pledge Joinder Agreement of: __________________________________
Applicable Date: __________, 20__

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SUPPLEMENTAL
SCHEDULE II

Name and Address of Pledgor	Type of Person	Jurisdiction of Formation of Pledgor	Jurisdiction of Formation Identification Number	Address of Chief Executive Office

Delivered Pursuant to Pledge Joinder Agreement of: __________________________________
Applicable Date: __________, 20__

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EXHIBIT H
FORM OF PLEDGE AGREEMENT

See attached.

H-1
Form of Security Agreement

EXECUTION VERSION

AMENDED AND RESTATED SECURITY AGREEMENT

THIS AMENDED AND RESTATED SECURITY AGREEMENT dated as of October 11, 2012 (this “Security Agreement”) is being entered into among GRANITE CONSTRUCTION INCORPORATED, a Delaware corporation (the “Company” and a “Borrower”), GRANITE CONSTRUCTION COMPANY, a California corporation (“GCC” and a “Borrower”), GILC INCORPORATED, a California corporation (“GILC” and a “Borrower”, and together with the Company and GCC, collectively, the “Borrowers”), EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE COMPANY AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A SECURITY JOINDER AGREEMENT (each a “Guarantor” and, together with the Borrowers, collectively, the “Grantors”), and BANK OF AMERICA, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for each of the Secured Creditors (as defined in the Intercreditor Agreement referenced below).

RECITALS:

A.    The Grantors and Bank of America, N.A., as administrative agent, are parties to that certain Security Agreement dated as of December 23, 2010 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Security Agreement”), pursuant to which the Grantors granted to Bank of America, N.A., as administrative agent, for the benefit of the Secured Bank Creditors a duly perfected first priority security interest in all Collateral (except as otherwise expressly permitted under that certain Credit Agreement dated as of June 22, 2010 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among the Borrowers, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the lenders from time to time party thereto) to secure extensions of credit made or maintained under the Existing Credit Agreement and certain Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements (each as defined in the Existing Credit Agreement).

B.    Pursuant to that certain Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, Bank of America, N.A., as administrative agent and collateral agent, the swing line lender and letter of credit issuer, and the lenders now or hereafter party thereto (the “Lenders”), the Lenders have agreed to amend and restate the Existing Credit Agreement and to continue to provide to the Borrowers a revolving credit facility with a letter of credit sublimit and swing line facility.

C.    Certain additional extensions of credit may be made from time to time for the benefit of the Grantors pursuant to certain Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements (each as defined in the Credit Agreement).

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D.    Pursuant to that certain Note Purchase Agreement dated as of May 1, 2001 (as amended by the First Amendment thereto dated as of June 15, 2003 and the Second Amendment thereto dated as of the date hereof (the “Second Amendment to 2013 Notes Agreement”) and as further amended, restated, supplemented or otherwise modified from time to time, the “2013 Notes Agreement”), among the Company and the purchasers named therein, the Company has issued and sold to certain Noteholders 6.96% Senior Notes due May 1, 2013 as amended, restated, supplemented or otherwise modified from time to time (the “2013 Notes”), and pursuant to that certain Note Purchase Agreement dated as of December 12, 2007 (as amended by the First Amendment thereto dated as of the date hereof (the “First Amendment to 2019 Notes Agreement”) and as further amended, restated, supplemented or otherwise modified from time to time, the “2019 Notes Agreement”), among the Company and the purchasers named therein, the Company has issued and sold to certain Noteholders 6.11% Series 2007-A Senior Notes due December 12, 2019 (together with any additional notes issued pursuant to the 2019 Notes Agreement and as each may be amended, restated, supplemented or otherwise modified from time to time, the “2019 Notes”).

E.    Pursuant to an Intercreditor and Collateral Agency Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the Bank Agent (on behalf of the Secured Bank Creditors), the holders of the 2013 Notes, the holders of the 2019 Notes, the Collateral Agent and acknowledged by the Loan Parties, the parties thereto have agreed that the Secured Obligations shall be secured under this Security Agreement on a pari passu basis and that the Collateral Agent shall act on behalf of the Secured Creditors regarding the Collateral.

F.    It is a condition precedent to the Lenders’ obligation to amend and restate the Existing Credit Agreement, to the Secured Bank Creditors’ obligations to make and maintain such extensions of credit, to the obligation of the holders of the 2013 Notes to enter into the Second Amendment to the 2013 Notes Agreement and to the obligation of the holders of the 2019 Notes to enter into the First Amendment to the 2019 Notes Agreement that the Grantors shall have executed and delivered this Security Agreement to the Collateral Agent.

In order to induce the Lenders to amend and restate the Existing Credit Agreement, to induce the Secured Bank Creditors to from time to time make and maintain extensions of credit under the Credit Agreement and such Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements and to induce the holders of the 2013 Notes to agree to the Second Amendment to the 2013 Notes Agreement and the holders of the 2019 Notes to agree to the First Amendment to the 2019 Notes Agreement, each Grantor hereby agrees with the Collateral Agent, for the ratable benefit of the Secured Creditors, that the Existing Security Agreement is hereby amended and restated by this Security Agreement with the effect that the Existing Security Agreement as so amended and restated is hereby continued into this Security Agreement, and this Security Agreement shall constitute neither a release nor novation of any obligation or liability arising under the Existing Security Agreement, and such obligations shall continue in effect on the terms hereof, all as follows:

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1.    Certain Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Intercreditor Agreement. Terms used in this Security Agreement that are not otherwise expressly defined herein or in the Intercreditor Agreement, and for which meanings are provided in the Credit Agreement, shall have the meaning given therefor in the Credit Agreement as in effect on the date hereof. Terms used in this Security Agreement that are not otherwise expressly defined herein, in the Intercreditor Agreement or in the Credit Agreement, and for which meanings are provided in the Uniform Commercial Code of the State of California (the “UCC”), shall have such meanings unless the context requires otherwise. In addition, for purposes of this Security Agreement, the following terms have the following definitions:

“Closing Date” shall mean October 11, 2012.

“Excluded Property” means, with respect to any Grantor, (a) any owned or leased real property subject to a Mortgage or (b) any property that would otherwise constitute a General Intangible to the extent that the grant of a security interest in such property is prohibited by any requirement of law of a Governmental Authority, requires a consent not obtained from any Governmental Authority pursuant to such requirement of law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, permit, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, any applicable shareholder, joint venture or similar agreement, except in each case to the extent that such requirement of law or the term in such contract, license, agreement, instrument or other document or shareholder, joint venture or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law; provided, however, the exclusion in this clause (b) shall not apply to Subsidiary Securities in joint venture investments or Subsidiaries acquired or created after the Closing Date unless after reasonable best efforts the relevant Grantor is unable either to avoid the conditions set forth in this clause (b) or to obtain consents, waivers or approvals thereof.

“Perfection Action” means the delivery of possession of items of (or evidencing) Collateral, causing other Persons to execute and deliver Perfection Documents as appropriate, the filing or recordation of Perfection Documents, the establishment of control over items of Collateral, and the taking of such other actions as may be necessary or advisable in the determination of the Collateral Agent to create, enforce, protect, perfect, or establish or maintain the priority of, the security interest of the Collateral Agent for the benefit of the Secured Creditors in the Collateral.

“Perfection Documents” means all financing statements (including all amendments thereto and continuations thereof), control agreements, certificates, acknowledgments, stock powers and other documents, electronic identification, restrictive legends, and instruments furnished in connection with the creation, enforcement, protection, perfection or priority of the Collateral Agent’s security interest in Collateral, including those items as are described in this Section 3.

“Permitted Liens” means Liens permitted to exist under Section 7.01 of the Credit Agreement,

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Section 10.5 of the 2013 Notes Agreement, Section 10.5 of the 2019 Notes Agreement and any analogous covenant under any additional Notes Documents.

“Qualifying Control Agreement” means any agreement, in form and substance reasonably acceptable to the Collateral Agent, that provides the Collateral Agent with “control” as defined in Article 9 of the UCC.

“Secured Obligations” means the “Secured Obligations”, as defined in the Intercreditor Agreement.

“Termination Date” means the “Termination Date”, as defined in the Intercreditor Agreement.

2.    Grant of Security Interest. Each Grantor grants and re-grants as collateral security for the payment, performance and satisfaction of the Secured Obligations, to the Collateral Agent for the benefit of the Secured Creditors a continuing first priority security interest (subject to Permitted Liens) in and to, and collaterally assigns and re-assigns to the Collateral Agent for the benefit of the Secured Creditors, all of the assets of such Grantor or in which such Grantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, including the following:

(a)    All accounts, and including accounts receivable, contracts, bills, acceptances, choses in action, and other forms of monetary obligations at any time owing to such Grantor arising out of property sold, leased, licensed, assigned or otherwise disposed of or for services rendered or to be rendered by such Grantor and all of such Grantor’s rights with respect to any property represented thereby, whether or not delivered, property returned by customers and all rights as an unpaid vendor or lienor, including rights of stoppage in transit and of recovering possession by proceedings including replevin and reclamation (collectively referred to hereinafter as “Accounts”);

(b)    All inventory, including all goods manufactured or acquired for sale or lease, and any piece goods, raw materials, work in process and finished merchandise, component materials, and all supplies, goods, incidentals, office supplies, packaging materials and any and all items used or consumed in the operation of the business of such Grantor or which may contribute to the finished product or to the sale, promotion and shipment thereof, in which such Grantor now or at any time hereafter may have an interest, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of such Grantor or is held by such Grantor or by others for such Grantor’s account (collectively referred to hereinafter as “Inventory”);

(c)    All goods, including all machinery, equipment, motor vehicles, parts, supplies, apparatus, appliances, tools, patterns, molds, dies, blueprints, fittings, furniture, furnishings, fixtures and articles of tangible personal property of every description, and all computer programs embedded in any of the foregoing and all supporting information relating to such computer programs (collectively referred to hereinafter as “Equipment”);

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(d)     All general intangibles, including all rights now or hereafter accruing to such Grantor under contracts, leases, agreements or other instruments, including all contracts or contract rights to perform or receive services, to purchase or sell goods, or to hold or use land or facilities, and to enforce all rights thereunder, all causes of action, corporate or business records, inventions, patents and patent rights, rights in mask works, designs, trade names and trademarks and all goodwill associated therewith, trade secrets, trade processes, copyrights, licenses, permits, franchises, customer lists, computer programs and software, all internet domain names and registration rights thereto, all internet websites and the content thereof, all payment intangibles, all claims under guaranties, tax refund claims, all rights and claims against carriers and shippers, leases, all claims under insurance policies, all interests in general and limited partnerships, limited liability companies, and other Persons not constituting Investment Property (as defined below), all rights to indemnification and all other intangible personal property and intellectual property of every kind and nature (collectively referred to hereinafter as “General Intangibles”);

(e)    All deposit accounts, including demand, time, savings, passbook, or other similar accounts maintained with any bank by or for the benefit of such Grantor, but excluding any escrow retention accounts (collectively referred to hereinafter as “Deposit Accounts”);

(f)    All chattel paper, including tangible chattel paper, electronic chattel paper, or any hybrid thereof (collectively referred to hereinafter as “Chattel Paper”);

(g)    All investment property, including all securities, security entitlements, securities accounts, commodity contracts and commodity accounts of or maintained for the benefit of such Grantor, but excluding all Pledged Interests subject to any Pledge Agreement and any Subsidiary Securities in Foreign Subsidiaries and equity interests in Subsidiaries that are not Material Subsidiaries, in each case, to the extent not required to be pledged under the terms of the Credit Agreement, any Notes Document or any Pledge Agreement (collectively referred to hereinafter as “Investment Property”);

(h)    All instruments, including all promissory notes (collectively referred to hereinafter as “Instruments”);

(i)    All documents, including warehouse receipts, bills of lading and other documents of title (collectively referred to hereinafter as “Documents”);

(j)    All rights to payment or performance under letters of credit including rights to proceeds of letters of credit (“Letter-of-Credit Rights”), and all guaranties, endorsements, Liens, other Guarantee obligations or supporting obligations of any Person securing or supporting the payment, performance, value or liquidation of any of the foregoing (collectively, with Letter-of-Credit Rights, referred to hereinafter as “Supporting Obligations”);

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(k)    All books and records relating to any of the forgoing (including customer data, credit files, ledgers, computer programs, printouts, and other computer materials and records (and all media on which such data, files, programs, materials and records are or may be stored)); and

(l)    All proceeds, products and replacements of, accessions to, and substitutions for, any of the foregoing, including without limitation proceeds of insurance policies insuring any of the foregoing.

All of the property and interests in property described in subsections (a) through (l) are herein collectively referred to as the “Collateral”. Notwithstanding the foregoing, the Collateral shall not include any Excluded Property.

Each of the parties hereto hereby acknowledges and agrees that the security interests in the Collateral granted under the Existing Security Agreement and all of the other Security Instruments (as defined in the Existing Credit Agreement) to the Administrative Agent, and all Security Instruments (as defined in the Existing Credit Agreement) evidencing such security interests are hereby assigned to the Collateral Agent.

3.     Perfection. As of the date of execution of this Security Agreement or Security Joinder Agreement by each Grantor, as applicable (with respect to each Grantor, its “Applicable Date”), such Grantor shall have:

(a)    furnished the Collateral Agent with duly authorized financing statements in form, number and substance suitable for filing, sufficient under applicable law, and satisfactory to the Collateral Agent in order that upon the filing of the same the Collateral Agent, for the benefit of the Secured Creditors, shall have a duly perfected security interest in all Collateral in which a security interest can be perfected by the filing of financing statements;

(b)    to the extent expressly required by the terms hereof or of the Credit Agreement, or otherwise as the Collateral Agent may request, furnished the Collateral Agent with properly executed Qualifying Control Agreements, issuer acknowledgments of the Collateral Agent’s interest in Letter-of-Credit Rights, and evidence of the placement of a restrictive legend on tangible chattel paper (and the tangible components of electronic Chattel Paper), and taken appropriate action acceptable to the Collateral Agent sufficient to establish the Collateral Agent’s control of electronic Chattel Paper (and the electronic components of hybrid Chattel Paper), as appropriate, with respect to Collateral in which either (i) a security interest can be perfected only by control or such restrictive legending, or (ii) a security interest perfected by control or accompanied by such restrictive legending shall have priority as against a lien creditor, a purchaser of such Collateral from the applicable Grantor, or a security interest perfected by Persons not having control or not accompanied by such restrictive legending, in each case in form and substance acceptable to the Collateral Agent and sufficient under applicable law so that the Collateral Agent, for the benefit of the Secured Creditors, shall have a security interest in all such Collateral perfected by control;

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(c)    to the extent expressly required by the terms hereof or of the Credit Agreement, or otherwise as the Collateral Agent may request, delivered to the Collateral Agent possession of all Collateral with respect to which either a security interest can be perfected only by possession or a security interest perfected by possession shall have priority as against Persons not having possession, and including in the case of Instruments, Documents, and Investment Property in the form of certificated securities, duly executed endorsements or stock powers in blank, as the case may be, affixed thereto in form and substance acceptable to the Collateral Agent and sufficient under applicable law so that the Collateral Agent, for the benefit of the Secured Creditors, shall have a security interest in all such Collateral perfected by possession; and

(d)    to the extent expressly required by the terms hereof or of the Credit Agreement or any Notes Document, or otherwise as the Collateral Agent may request, for any motor vehicles constituting Equipment owned by such Grantor that are titled or registered in any State in the U.S., furnished to the Collateral Agent all applications for certificates of title or ownership indicating the Collateral Agent’s first priority Lien on each such motor vehicle (subject to any Permitted Liens) covered by such certificate, and any other necessary documentation, shall be filed in each office in each jurisdiction which the Collateral Agent shall deem reasonably advisable to perfect its Liens on such motor vehicles subject to a certificate of title;

with the effect that the Liens conferred in favor of the Collateral Agent which have been required to be perfected shall be and remain duly perfected and of first priority subject only, to the extent applicable, to Permitted Liens.

4.    Maintenance of Security Interest; Further Assurances.

(a)    Each Grantor will from time to time at its own expense, deliver specific assignments of Collateral or such other Perfection Documents, and take such other or additional Perfection Action, as may be required by the terms of the Loan Documents, the Notes Documents or as the Collateral Agent may reasonably request in connection with the administration or enforcement of this Security Agreement or related to the Collateral or any part thereof in order to carry out the terms of this Security Agreement, to perfect, protect, maintain the priority of or enforce the Collateral Agent’s security interest in the Collateral, subject only to Permitted Liens, or otherwise to better assure and confirm unto the Collateral Agent its rights, powers and remedies for the benefit of the Secured Creditors hereunder. Without limiting the foregoing, each Grantor hereby irrevocably authorizes the Collateral Agent to file (with, or to the extent permitted by applicable law, without the signature of the Grantor appearing thereon) financing statements approved by such Grantor (including amendments thereto and initial financing statements in lieu of continuation statements) or other Perfection Documents (including copies thereof) showing such Grantor as “debtor” at such time or times and in all filing offices as the Collateral Agent may from time to time reasonably determine to be necessary or advisable to perfect or protect the rights of the Collateral Agent and the Secured Creditors hereunder, or otherwise to give effect to the transactions herein contemplated, any of which Perfection Documents, at the Collateral Agent’s

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election, may describe the Collateral as or including all assets of the Grantor. Each Grantor hereby irrevocably ratifies and acknowledges the Collateral Agent’s authority to have effected filings of Perfection Documents made by the Collateral Agent prior to its Applicable Date.

(b)    With respect to any and all Collateral, each Grantor agrees to do and cause to be done all things necessary to perfect, maintain the priority of and keep in full force the security interest granted in favor of the Collateral Agent for the benefit of the Secured Creditors, including, but not limited to, the prompt payment upon demand therefor by the Collateral Agent of all fees and expenses (including documentary stamp, excise or intangibles taxes) incurred in connection with the preparation, delivery, or filing of any Perfection Document or the taking of any Perfection Action to perfect, protect or enforce a security interest in Collateral in favor of the Collateral Agent for the benefit of the Secured Creditors, subject only to Permitted Liens. All amounts not so paid when due shall constitute additional Secured Obligations and (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

(c)    Each Grantor agrees to maintain among its books and records appropriate notations or evidence of, and to make or cause to be made appropriate disclosure upon its financial statements of, the security interest granted hereunder to the Collateral Agent for the benefit of the Secured Creditors.

(d)    Each Grantor agrees that, in the event any proceeds (other than goods) of Collateral shall be or become commingled with other property not constituting Collateral, then such proceeds may, to the extent permitted by law, be identified by application of the lowest intermediate balance rule to such commingled property.

(e)    Each Grantor agrees to provide to the Collateral Agent notices which shall be delivered to the appropriate Governmental Authority or, if necessary, each Account Debtor (as defined herein) that is a department, agency or authority of the United States government and is party to any contract that could reasonably be expected to give rise to Payment Collateral (as defined herein) in excess of $1,000,000 in any given year of such contract that such Payment Collateral has been assigned to the Collateral Agent for the benefit of the Secured Creditors and that Collateral Agent has a security interest therein for the benefit of the Secured Creditors, and otherwise do all acts and things and execute all documents necessary, in Collateral Agent’s sole discretion, to collect such Payment Collateral; provided, that such notices shall only be delivered by the Collateral Agent to such Governmental Authority or Account Debtors if an Event of Default has occurred and is continuing.

5.    Receipt of Payment. In the event an Event of Default shall occur and be continuing and, in the case of an Event of Default other than the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower or any Material Subsidiary under the Bankruptcy Code of the United States, after written notice from the Collateral Agent, a Grantor (or any of its Affiliates, subsidiaries, stockholders, directors, officers, employees or agents) shall receive any proceeds of Collateral, including

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without limitation monies, checks, notes, drafts or any other items of payment, each Grantor shall hold all such items of payment in trust for the Collateral Agent for the benefit of the Secured Creditors, and as the property of the Collateral Agent for the benefit of the Secured Creditors, separate from the funds and other property of such Grantor, and no later than the first Business Day following the receipt thereof, at the election of the Collateral Agent, such Grantor shall cause such Collateral to be forwarded to the Collateral Agent for its custody, possession and disposition on behalf of the Secured Creditors in accordance with the terms of the Intercreditor Agreement.

6.    Preservation and Protection of Collateral.

(a)    The Collateral Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise. Each Grantor shall be responsible for the safekeeping of its Collateral, and in no event shall the Collateral Agent have any responsibility for (i) any loss or damage thereto or destruction thereof occurring or arising in any manner or fashion from any cause, (ii) any diminution in the value thereof, or (iii) any act or default of any carrier, warehouseman, bailee or forwarding agency thereof or other Person in any way dealing with or handling such Collateral.

(b)    Each Grantor shall keep and maintain its tangible personal property Collateral as required under Section 6.06 of the Credit Agreement, Section 9.3 of the 2013 Notes Agreement, Section 9.3 of the 2019 Notes Agreement and any analogous covenant under any additional Notes Documents. No Grantor shall permit any such items to become a fixture to real property (unless such Grantor has granted the Collateral Agent for the benefit of the Secured Creditors a Lien on such real property having a priority acceptable to the Collateral Agent) or accessions to other personal property.

(c)    Each Grantor agrees (i) to pay when due all taxes, charges and assessments against the Collateral in which it has any interest as and when required under Section 6.04 of the Credit Agreement, Section 9.4 of the 2013 Notes Agreement, Section 9.4 of the 2019 Notes Agreement and any analogous covenant under any additional Notes Documents, and (ii) to cause to be terminated and released all Liens (other than Permitted Liens) on the Collateral. Upon the failure of any Grantor to so pay or contest such taxes, charges, or assessments as and when required under Section 6.04 of the Credit Agreement, Section 9.4 of the 2013 Notes Agreement, Section 9.4 of the 2019 Notes Agreement or any analogous covenant under any additional Notes Documents, or cause such Liens to be terminated, the Collateral Agent at its option may pay or contest any of them or amounts relating thereto (the Collateral Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments) but shall not have any obligation to make any such payment or contest. All sums so disbursed by the Collateral Agent, including all reasonable fees and expenses of counsel to the extent required to be reimbursed by the Company or any Subsidiary under the Credit Agreement, the Notes Documents or the Intercreditor Agreement (collectively, “Attorneys’ Costs”), court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Grantor to the Collateral Agent and shall be additional Secured Obligations secured by the

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Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

7.    Status of Grantors and Collateral Generally. Each Grantor represents and warrants to, and covenants with, the Collateral Agent for the benefit of the Secured Creditors, with respect to itself and the Collateral as to which it has or acquires any interest, that:

(a)    It is at its Applicable Date (or as to Collateral acquired after its Applicable Date will be upon the acquisition of the same) and, except as permitted by the Credit Agreement, the Notes Documents and subsection (b) of this Section 7, will continue to be, the owner of the Collateral, free and clear of all Liens, other than the security interest hereunder in favor of the Collateral Agent for the benefit of the Secured Creditors and Permitted Liens, and that it will at its own cost and expense defend such Collateral and any products and proceeds thereof against all claims and demands of all Persons (other than holders of Permitted Liens) to the extent of their claims permitted under the Credit Agreement or any Notes Document at any time claiming the same or any interest therein adverse to the Secured Creditors. Upon the failure of any Grantor to so defend, the Collateral Agent may do so at its option but shall not have any obligation to do so. All sums so disbursed by the Collateral Agent, including reasonable Attorneys’ Costs, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Grantor to the Collateral Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

(b)    It shall not (i) sell, assign, transfer, lease, license or otherwise dispose of any of, or grant any option with respect to, the Collateral, except for Dispositions permitted under the Credit Agreement and the Notes Documents, (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral except for the security interests created by this Security Agreement and Permitted Liens, or (iii) take any other action in connection with any of the Collateral that would materially impair the value of the interest or rights of such Grantor in the Collateral taken as a whole or that would materially impair the interest or rights of the Collateral Agent for the benefit of the Secured Creditors.

(c)    It has full power, legal right and lawful authority to enter into this Security Agreement (and any Security Joinder Agreement applicable to it) and to perform its terms, including the grant of the security interests in the Collateral herein provided for.

(d)    No authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person which has not been given or obtained, as the case may be, is required either (i) for the grant by such Grantor of the security interests granted hereby or for the execution, delivery or performance of this Security Agreement (or any Security Joinder Agreement) by such Grantor, or (ii) for the perfection of or the exercise by the Collateral

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Agent, on behalf of the Secured Creditors, of its rights and remedies hereunder, except for action required by the Uniform Commercial Code or any applicable State certificate of title statute with respect to motor vehicles to perfect and exercise remedies with respect to the security interest conferred hereunder, filings of security agreements in the United States Patent and Trademark Office and the United States Copyright Office, and filings required under state and federal securities laws upon the sale of stock.

(e)    No effective financing statement or other Perfection Document similar in effect, nor any other Perfection Action, covering all or any part of the Collateral purported to be granted or taken by or on behalf of such Grantor (or by or on behalf of any other Person and which remains effective as against all or any part of the Collateral) has been filed in any recording office, delivered to another Person for filing (whether upon the occurrence of a contingency or otherwise), or otherwise taken, as the case may be, except such as pertain to Permitted Liens and such as may have been filed for the benefit of, delivered to, or taken in favor of, the Collateral Agent for the benefit of the Secured Creditors in connection with the security interests conferred hereunder.

(f)    Schedule 7(f) attached hereto contains true and complete information as of the Closing Date as to each of the following: (i) the exact legal name of each Grantor as it appears in its Organization Documents as of its Applicable Date and at any time during the five (5) year period ending as of its Applicable Date (the “Covered Period”), (ii) the jurisdiction of formation and form of organization of each Grantor, and the identification number of such Grantor in its jurisdiction of formation (if any), (iii) each address of the chief executive office of each Grantor as of its Applicable Date and at any time during the Covered Period, (iv) all trade names or trade styles used by such Grantor as of its Applicable Date and at any time during the Covered Period, (v) the address of each location of such Grantor at which any tangible personal property Collateral (including Account Records and Account Documents) is located at its Applicable Date or has been located at any time during the Covered Period, (vi) with respect to each location described in clause (v) that is not owned beneficially and of record by such Grantor, the name and address of the owner thereof; and (vii) the name of each Person other than such Grantor and the address of such Person at which any tangible personal property Collateral of such Grantor is held under any warehouse, consignment, bailment or other arrangement as of its Applicable Date. No Grantor shall change its name, change its jurisdiction of formation (whether by reincorporation, merger or otherwise), change the location of its chief executive office, or utilize any additional location where tangible personal property Collateral (including Account Records and Account Documents) may be located, except in each case upon giving not less than thirty (30) days’ prior written notice to the Collateral Agent and taking or causing to be taken at such Grantor’s expense all such Perfection Action, including the delivery of such Perfection Documents, as may be reasonably requested by the Collateral Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Collateral Agent for the benefit of the Secured Creditors in Collateral contemplated hereunder.

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(g)    No Grantor shall engage in any consignment transaction in respect of any of the Collateral, whether as consignee or consignor, other than consignments by such Grantor as consignor of Inventory at no time having an aggregate value in excess of $5,000,000.

(h)    No Grantor shall cause, suffer or permit any of the tangible personal property Collateral (i) to be evidenced by any document of title (except for shipping documents as necessary or customary to effect the receipt of raw materials or components or the delivery of inventory to customers, in each case in the ordinary course of business) or (ii) to be in the possession, custody or control of any warehouseman or other bailee without the prior written consent of the Collateral Agent in each instance.

(i)    No tangible personal property Collateral is or shall be located at any location that is leased by such Grantor from any other Person other than Inventory the value of which, when aggregated with all other Inventory kept at any location which is leased by all Grantors, is less than $5,000,000, unless (x) such location and lessor is set forth on Schedule 7(f) attached hereto or such Grantor provides not less than thirty (30) days’ prior written notice thereof to the Collateral Agent, (y) such lessor acknowledges the Lien in favor of the Collateral Agent for the benefit of the Secured Creditors conferred hereunder and waives its statutory and consensual liens and rights with respect to such Collateral in form and substance acceptable to the Collateral Agent and delivered in writing to the Collateral Agent prior to any Collateral being located at any such location, and (z) the Grantor shall have caused at its expense to be prepared and executed such additional Perfection Documents and to be taken such other Perfection Action as the Collateral Agent may deem necessary or advisable to carry out the transactions contemplated by this Security Agreement.

8.    Inspection. The Collateral Agent (by any of its officers, employees and agents), on behalf of the Secured Creditors, shall have the right upon reasonable prior notice to an executive officer of any Grantor, with representatives of such Grantor afforded reasonable opportunity to be present and at any reasonable times during such Grantor’s usual business hours, to inspect the Collateral, all records related thereto (and to make extracts or copies from such records), and the premises upon which any of the Collateral is located, to discuss such Grantor’s affairs and finances with any Person (other than Persons obligated on any Accounts (“Account Debtors”) except as expressly otherwise permitted in the Loan Documents or the Notes Documents) and to verify with any Person other than (except as expressly otherwise permitted in the Loan Documents or the Notes Documents) Account Debtors the amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral and, if an Event of Default has occurred and is continuing, to discuss such Grantor’s affairs and finances with such Grantor’s Account Debtors and to verify the amount, quality, value and condition of, or any other matter relating to, the Collateral with such Account Debtors; provided, however, that (i) the Grantors shall not be obligated to reimburse the expenses associated with more than one (1) visit and inspection per calendar year (subject to clause (ii) below) and (ii) when an Event of Default exists the Collateral Agent, any Lender or any Noteholder (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice or opportunity for such Grantor to be present. Upon or after the occurrence and during

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the continuation of an Event of Default, the Collateral Agent may at any time and from time to time employ and maintain on such Grantor’s premises a custodian selected by the Collateral Agent who shall have full authority to do all acts necessary to protect the Collateral Agent’s (for the benefit of the Secured Creditors) interest. All expenses incurred by the Collateral Agent, on behalf of the Secured Creditors, by reason of the employment of such custodian shall be paid by such Grantor on demand from time to time and shall be added to the Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

9.    Specific Collateral.

(a)    Accounts. With respect to its Accounts whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Collateral Agent for the benefit of the Secured Creditors that:

(i)    Each Grantor shall keep accurate and complete records of its Accounts (“Account Records”) and, upon the occurrence and during the continuance of an Event of Default, from time to time at reasonable intervals designated by the Collateral Agent such Grantor shall provide the Collateral Agent with a schedule of Accounts in form and substance acceptable to the Collateral Agent describing all Accounts created or acquired by such Grantor (“Schedule of Accounts”); provided, however, that such Grantor’s failure to execute and deliver any such Schedule of Accounts shall not affect or limit the Collateral Agent’s security interest or other rights in and to any Accounts for the benefit of the Secured Creditors. If requested by the Collateral Agent, upon the occurrence and during the continuance of an Event of Default each Grantor shall furnish the Collateral Agent with copies of proof of delivery and other documents relating to the Accounts so scheduled, including without limitation repayment histories and present status reports (collectively, “Account Documents”) and such other matter and information relating to the status of the existing Accounts as the Collateral Agent shall reasonably request.

(ii)     All Account Records and Account Documents are and shall at all times be located only at such Grantor’s current chief executive office as set forth on Schedule 7(f) attached hereto, such other locations as are specifically identified on Schedule 7(f) attached hereto as an “Account Documents location”, or as to which the Grantor has complied with Section 7(f) hereof.

(iii)    The Accounts are genuine, are in all respects what they purport to be, are not evidenced by an instrument or document or, if evidenced by an instrument or document, are only evidenced by one original instrument or document.

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(iv)    The Accounts cover bona fide sales, leases, licenses or other dispositions of property usually dealt in by such Grantor, or the rendition by such Grantor of services, to an Account Debtor in the ordinary course of business.

(v)    The amounts of the face value of any Account shown or reflected on any Schedule of Accounts, invoice statement, or certificate delivered to the Collateral Agent, are actually owing to such Grantor and are not contingent for any reason; and there are no setoffs, discounts, allowances, claims, counterclaims or disputes of any kind or description in an amount greater than $2,000,000 individually, existing or asserted with respect thereto and such Grantor has not made any agreement with any Account Debtor thereunder for any material deduction therefrom, except as may be stated in the Schedule of Accounts and reflected in the calculation of the face value of each respective invoice related thereto.

(vi)    Except for conditions generally applicable to such Grantor’s industry and markets, there are no facts, events, or occurrences known to such Grantor pertaining particularly to any Accounts which are reasonably expected to materially impair in any way the validity, collectability or enforcement of Accounts, taken as a whole, that would reasonably be likely, in the aggregate, to be of material economic value, or in the aggregate materially reduce the amount payable thereunder from the amount of the aggregate face value of invoices shown on any Schedule of Accounts, or on any certificate, contract, invoice or statement delivered to the Collateral Agent with respect thereto.

(vii)    In the event any amounts due and owing in excess of $2,000,000 are in dispute between any Account Debtor and a Grantor (which shall include without limitation any dispute in which an offset claim or counterclaim may result), such Grantor shall provide the Collateral Agent with written notice thereof as soon as practicable, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy.

(b)    Inventory. With respect to its Inventory whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Collateral Agent for the benefit of the Secured Creditors that:

(i)    Each Grantor shall keep accurate and complete records itemizing and describing the kind, type, location and quantity of Inventory, its cost therefor and the selling price of Inventory held for sale, and the daily withdrawals therefrom and additions thereto, and, upon the occurrence and during the continuance of an Event of Default, shall furnish to the Collateral Agent from time to time at reasonable intervals designated by the Collateral Agent, a current schedule of Inventory (“Schedule of Inventory”) based upon its most recent physical inventory and its daily inventory records. Upon the occurrence and during the continuance of an Event of Default, each Grantor shall conduct a physical inventory no less frequently than annually, and shall furnish to the Collateral Agent such other documents and reports thereof as the Collateral Agent shall reasonably request with respect to the Inventory.

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(ii)     All Inventory, other than Inventory having a value of less than $5,000,000 in the aggregate for all locations, is and shall at all times be located only at such Grantor’s locations as set forth on Schedule 7(f) attached hereto or at such other locations as to which such Grantor has complied with Section 7(f) hereof. No Grantor shall, other than in the ordinary course of business in connection with its sale, lease, license or other permitted Disposition, remove any Inventory having an aggregate value in excess of that stated in the preceding sentence from such locations.

(c)    Equipment.      With respect to its Equipment whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Collateral Agent for the benefit of the Secured Creditors that:

(i)    With respect to any motor vehicles constituting Equipment acquired by such Grantor after the date hereof that are titled or registered in any State in the U.S. and have a value of at least $50,000, such Grantor shall file all applications for certificates of title or ownership indicating the Collateral Agent’s first priority Lien on each such motor vehicle (subject to any Permitted Liens) covered by such certificate, and any other necessary documentation, in each office in each jurisdiction which the Collateral Agent shall deem reasonably advisable to perfect its Liens on such motor vehicles subject to a certificate of title. The Grantors, upon the occurrence and during the continuance of an Event of Default, as soon as practicable following a request therefor by the Collateral Agent, shall deliver to the Collateral Agent any and all evidence of ownership of any of the Equipment (including without limitation certificates of title and applications for title).

(ii)    The Grantors shall maintain accurate, itemized records describing the kind, type, quality, quantity and value of its material Equipment (including material machinery and construction vehicles) and, upon the occurrence and during the continuance of an Event of Default, shall furnish the Collateral Agent upon request with a current schedule containing the foregoing information.

(iii)    All Equipment, other than Equipment having a value of less than $5,000,000 in the aggregate for all locations, is and shall at all times be located only at such Grantor’s locations as set forth on Schedule 7(f) attached hereto or at such other locations as to which such Grantor has complied with Section 7(f) hereof except to the extent that such Equipment is located on an active job site in the ordinary course of such Grantor’s business; provided that, upon the Collateral Agent’s request or upon the occurrence and during the continuance of an Event of Default, the Grantors shall provide the Collateral Agent with the information required by Section 7(f) for such job site locations.

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(d)    Supporting Obligations.      With respect to its Supporting Obligations whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Collateral Agent for the benefit of the Secured Creditors that:

(i)    Each Grantor shall upon the request of the Collateral Agent from time to time following the occurrence and during the continuance of any Event of Default, deliver to the Collateral Agent the originals of all documents evidencing or constituting Supporting Obligations, together with such other documentation (executed as appropriate by the Grantor) and information as may be necessary to enable the Collateral Agent to realize upon the Supporting Obligations in accordance with their respective terms or transfer the Supporting Obligations as may be permitted under the Loan Documents, the Notes Documents or by applicable law.

(ii)    With respect to each letter of credit giving rise to Letter-of-Credit Rights that has an aggregate stated amount available to be drawn in excess of $100,000, each Grantor shall, at the request of the Collateral Agent, use its best efforts to cause the issuer thereof to execute and deliver to the Collateral Agent a Qualifying Control Agreement.

(e)    Investment Property. With respect to its Investment Property whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Collateral Agent for the benefit of the Secured Creditors that:

(i)    Schedule 9(e) attached hereto contains a true and complete description as of the Closing Date of (x) the name and address of each securities intermediary with which such Grantor maintains a securities account in which Investment Property is or may at any time be credited or maintained, and (y) all other Investment Property of such Grantor other than interests in Subsidiaries in which such Grantor has granted a Lien to the Collateral Agent for the benefit of the Secured Creditors pursuant to a Pledge Agreement.

(ii)    Except with the express prior written consent of the Collateral Agent in each instance, all Investment Property (other than (x) Excluded Property, (y) any Subsidiary Securities in Foreign Subsidiaries and equity interests in Subsidiaries that are not Material Subsidiaries, in each case, to the extent not required to be pledged under the terms of the Credit Agreement, any of the Notes Documents or any Pledge Agreement or (z) interests in Subsidiaries in which such Grantor has granted a Lien to the Collateral Agent for the benefit of the Secured Creditors pursuant to a Pledge Agreement) shall be maintained at all times in the form of (a) certificated securities, which certificates shall have been delivered to the Collateral Agent together with duly executed undated stock powers endorsed in blank pertaining thereto, or (b) security entitlements credited to one or more securities accounts as to each of which the Collateral Agent has received (1) copies

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of the account agreement between the applicable securities intermediary and the Grantor and the most recent statement of account pertaining to such securities account (each certified to be true and correct by an officer of the Grantor) and (2) a Qualifying Control Agreement from the applicable securities intermediary which remains in full force and effect and as to which the Collateral Agent has not received any notice of termination. Without limiting the generality of the foregoing, no Grantor shall cause, suffer or permit any Investment Property to be credited to or maintained in any securities account not listed on Schedule 9(e) attached hereto except in each case upon giving not less than thirty (30) days’ prior written notice to the Collateral Agent and taking or causing to be taken at such Grantor’s expense all such Perfection Action, including the delivery of such Perfection Documents, as may be reasonably requested by the Collateral Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Collateral Agent for the benefit of the Secured Creditors in Collateral contemplated hereunder.

(iii)    All dividends and other distributions with respect to any of the Investment Property shall be subject to the security interest conferred hereunder, provided, however, that cash dividends paid to a Grantor as record owner of the Investment Property may be disbursed to and retained by such Grantor so long as no Event of Default shall have occurred and be continuing, free from any Lien hereunder.

(iv)    So long as no Event of Default shall have occurred and be continuing, the registration of Investment Property in the name of a Grantor as record and beneficial owner shall not be changed and such Grantor shall be entitled to exercise all voting and other rights and powers pertaining to Investment Property for all purposes not inconsistent with the terms hereof or of any Qualifying Control Agreement relating thereto.

(v)    Upon the occurrence and during the continuance of any Event of Default, at the option of the Collateral Agent, all rights of the Grantors to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to clause (iv) immediately above shall cease and the Collateral Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Collateral Agent or its nominee or agent for the benefit of the Secured Creditors and/or exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Grantor hereby appoints the Collateral Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to such Investment Property upon the occurrence and during the continuance of any Event of Default, which proxy is coupled with an interest and is irrevocable until the Termination Date, and each Grantor hereby agrees to provide such further proxies as the Collateral Agent may request; provided, however, that the Collateral Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

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(vi)    Upon the occurrence and during the continuance of any Event of Default and, in the case of an Event of Default other than the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower or any Material Subsidiary under the Bankruptcy Code of the United States, upon written notice from the Collateral Agent, all rights of the Grantors to receive and retain cash dividends and other distributions upon or in respect to Investment Property pursuant to clause (iii) above shall cease and shall thereupon be vested in the Collateral Agent for the benefit of the Secured Creditors, and each Grantor shall, or shall cause, all such cash dividends and other distributions with respect to the Investment Property to be promptly delivered to the Collateral Agent (together, if the Collateral Agent shall request, with any documents related thereto) to be held, released or disposed of by it in accordance with the Intercreditor Agreement.

(f)    Deposit Accounts. With respect to its Deposit Accounts whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Collateral Agent for the benefit of the Secured Creditors that:

(i)    Schedule 9(f) attached hereto contains a true and complete description as of the Closing Date of the name and address of each depositary institution with which such Grantor maintains a Deposit Account in which collected balances or deposits in excess of $100,000 are or may at any time be credited or maintained.

(ii)    Except with the express prior written consent of the Collateral Agent in each instance and except with respect to segregated Deposit Accounts (A) established solely for the purpose of funding payroll, payroll taxes and other compensation and benefits to employees or (B) in which sales tax receipts (and no other amounts) are maintained pending payment to the applicable taxing authority, all Deposit Accounts in which collected balances or deposits in excess of $100,000 are or may at any time be credited or maintained shall be maintained at all times with depositary institutions as to which the Collateral Agent shall have received a Qualifying Control Agreement. Without limiting the generality of the foregoing, no Grantor shall cause, suffer or permit (x) any deposit in excess of $100,000 to be evidenced by a certificate of deposit unless such certificate of deposit is a negotiable instrument and immediately upon receipt thereof such certificate shall have been delivered to the Collateral Agent, together with a duly executed undated assignment in blank affixed thereto, or (y) any Deposit Account not listed on Schedule 9(f) attached hereto in which collected balances or deposits in excess of $100,000 are or may at any time be credited or maintained to be opened or maintained except in each case upon giving not less than thirty (30) days’ prior written notice to the Collateral Agent and taking or causing to be taken at such Grantor’s expense all such Perfection Action, including the delivery of such Perfection Documents, as may be reasonably requested by

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the Collateral Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Collateral Agent for the benefit of the Secured Creditors in Collateral contemplated hereunder.

(g)    Chattel Paper. With respect to its Chattel Paper whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Collateral Agent for the benefit of the Secured Creditors that:

(i)    Each Grantor shall at all times retain sole physical possession of the originals of all Chattel Paper having an aggregate value in excess of $1,000,000 (other than electronic Chattel Paper and the electronic components of hybrid Chattel Paper); provided, however, that (x) upon the request of the Collateral Agent upon the occurrence and during the continuance of any Event of Default, such Grantor shall immediately deliver physical possession of such Chattel Paper to the Collateral Agent or its designee, and (y) in the event that there shall be created more than one original counterpart of any physical document that alone or in conjunction with any other physical or electronic document constitutes Chattel Paper, then such counterparts shall be numbered consecutively starting with “1” and such Grantor shall retain the counterpart numbered “1”.

(ii)    All counterparts of all tangible Chattel Paper having an aggregate value in excess of $1,000,000 (and the tangible components of hybrid Chattel Paper) shall immediately upon the creation or acquisition thereof by any Grantor be conspicuously legended as follows: “A FIRST PRIORITY SECURITY INTEREST (SUBJECT TO PERMITTED LIENS) IN THIS CHATTEL PAPER HAS BEEN GRANTED TO BANK OF AMERICA, N.A., AS COLLATERAL AGENT FOR CERTAIN SECURED CREDITORS PURSUANT TO AN AMENDED AND RESTATED SECURITY AGREEMENT DATED AS OF OCTOBER 11, 2012, AS AMENDED FROM TIME TO TIME. NO SECURITY INTEREST OR OTHER INTEREST IN FAVOR OF ANY OTHER PERSON MAY BE CREATED BY THE TRANSFER OF PHYSICAL POSSESSION OF THIS CHATTEL PAPER OR OF ANY COUNTERPART HEREOF EXCEPT BY OR WITH THE CONSENT OF THE AFORESAID COLLATERAL AGENT AS PROVIDED IN SUCH SECURITY AGREEMENT”. In the case of electronic Chattel Paper (including the electronic components of hybrid Chattel Paper), no Grantor shall create or acquire any such Chattel Paper unless, prior to such acquisition or creation, it shall have taken such Perfection Action as the Collateral Agent may require to perfect by control the security interest of the Collateral Agent for the benefit of the Secured Creditors in such Collateral.

(iii)    Other than in the ordinary course of business and in keeping with reasonable and customary practice, no Grantor shall amend, modify, waive or terminate any provision of, or fail to exercise promptly and diligently each material right or remedy conferred under or in connection with, any Chattel Paper, in any case in such a manner as could

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reasonably be expected to materially adversely affect the value of affected Chattel Paper as collateral.

(h)    Instruments. With respect to its Instruments whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Collateral Agent for the benefit of the Secured Creditors that:

(i)    Each Grantor shall upon the request of the Collateral Agent from time to time, deliver to the Collateral Agent the originals of all Instruments of which such Grantor is the payee or holder and having a face amount payable in excess of $1,000,000, provided, however, that each Grantor shall deliver to the Collateral Agent all Instruments issued in connection with Indebtedness permitted by Section 7.03(e) of the Credit Agreement or any analogous covenant under any additional Notes Documents, together with duly executed undated endorsements in blank affixed thereto and such other documentation and information as may be necessary to enable the Collateral Agent to realize upon the Instruments in accordance with their respective terms or transfer the Instruments as may be permitted under the Loan Documents, the Notes Documents or by applicable law.

(ii)    Other than in the ordinary course of business and in keeping with reasonable and customary practice, no Grantor shall amend, modify, waive or terminate any provision of, or fail to exercise promptly and diligently each material right or remedy conferred under or in connection with, any Instrument, in any case in such a manner as could reasonably be expected to materially adversely affect the value of affected Instrument as collateral.

10.    Casualty and Liability Insurance Required.

(a)    Each Grantor will keep the Collateral insured to the extent required by Section 6.07 of the Credit Agreement, Section 9.2 of the 2013 Notes Agreement, Section 9.2 of the 2019 Notes Agreement and any analogous covenant under any additional Notes Documents.

(b)    Each insurance policy obtained in satisfaction of the requirements of Section 10(a):

(i)    shall prohibit cancellation or substantial modification, termination or lapse in coverage by the insurer without at least thirty (30) days’ prior written notice to the Collateral Agent, except for non-payment of premium, as to which such policies shall provide for at least ten (10) days’ prior written notice to the Collateral Agent; and

(ii)    without limiting the generality of the foregoing, all insurance policies where applicable under Section 10(a) carried on the Collateral shall name the Collateral Agent, for the benefit of the Secured Creditors, as lenders loss payee and the Collateral

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Agent and Secured Creditors as parties insured thereunder in respect of any claim for payment.

(c)    Prior to expiration of any such policy, such Grantor shall furnish the Collateral Agent with evidence satisfactory to the Collateral Agent that the policy or certificate has been renewed or replaced or is no longer required by this Security Agreement.

(d)    Each Grantor hereby makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent), for the benefit of the Secured Creditors, as such Grantor’s true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item or payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance, which appointment is coupled with an interest and is irrevocable; provided, however, that the powers pursuant to such appointment shall be exercisable only upon the occurrence and during the continuation of an Event of Default.

(e)    In the event such Grantor shall fail to maintain, or fail to cause to be maintained, the full insurance coverage required hereunder, the Collateral Agent may (but shall be under no obligation to), without waiving or releasing any Secured Obligation or Default or Event of Default by such Grantor hereunder, contract for the required policies of insurance and pay the premiums on the same or make any required repairs, renewals and replacements; and all sums so disbursed by Collateral Agent, including reasonable Attorneys’ Costs, court costs, expenses and other charges related thereto, shall be payable on demand by such Grantor to the Collateral Agent, shall be additional Secured Obligations secured by the Collateral, and (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

(f)    Each Grantor agrees that to the extent that it shall fail to maintain, or fail to cause to be maintained, the full insurance coverage required by Section 10(a), it shall in the event of any loss or casualty pay promptly to the Collateral Agent, for the benefit of the Secured Creditors, to be held in a separate account for application in accordance with the provisions of Section 10(h), such amount as would have been received as Net Proceeds (as hereinafter defined) by the Collateral Agent, for the benefit of the Secured Creditors, under the provisions of Section 10(h) had such insurance been carried to the extent required.

(g)    The Net Proceeds of the insurance carried pursuant to the provisions of Sections 10(a) with respect to comprehensive general liability insurance and workers’ compensation shall be applied by such Grantor toward satisfaction of the claim or liability with respect to which such insurance proceeds may be paid.

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(h)    The Net Proceeds of the insurance carried with respect to the Collateral pursuant to the provisions of Section 10(a) hereof with respect to casualty insurance shall be paid to such Grantor and held by such Grantor in a separate account and applied, as long as no Event of Default shall have occurred and be continuing, as follows: after any loss under any such insurance and payment of the proceeds of such insurance, each Grantor shall have a period of ninety (90) days after payment of the insurance proceeds with respect to such loss to elect to either (x) repair or replace the Collateral so damaged, (y) deliver such Net Proceeds to the Collateral Agent, for the benefit of the Secured Creditors, as additional Collateral or (z) apply such Net Proceeds to the acquisition of tangible assets constituting Collateral used or useful in the conduct of the business of such Grantor, subject to the provisions of this Security Agreement. If such Grantor elects to repair or replace the Collateral so damaged, such Grantor agrees the Collateral shall be repaired to a condition substantially similar to or of better quality or higher value than its condition prior to damage or replaced with Collateral in a condition substantially similar to or of better quality or higher value than the condition of the Collateral so replaced prior to damage. At all times during which an Event of Default shall have occurred and be continuing, the Collateral Agent shall be entitled to receive direct and immediate payment of the proceeds of such insurance and such Grantor shall take all action as the Collateral Agent may reasonably request to accomplish such payment. Notwithstanding the foregoing, in the event such Grantor shall receive any such proceeds, such Grantor shall immediately deliver such proceeds to such Collateral Agent for the benefit of the Secured Creditors as additional Collateral, and pending such delivery shall hold such proceeds in trust for the benefit of the Secured Creditors and keep the same segregated from its other funds.

(i)    “Net Proceeds” when used with respect to any insurance proceeds shall mean the gross proceeds from such proceeds, award or other amount, less all taxes, fees and expenses (including Attorneys’ Costs) incurred in the realization thereof.

(j)    In case of any material damage to, destruction or loss of, or claim or proceeding against, all or any material part of the Collateral pledged hereunder by a Grantor, such Grantor shall give prompt notice thereof to the Collateral Agent. Each such notice shall describe generally the nature and extent of such damage, destruction, loss, claim or proceeding. Subject to Section 10(d), each Grantor is hereby authorized and empowered to adjust or compromise any loss under any such insurance other than losses relating to claims made directly against any Secured Creditor as to which comprehensive general liability insurance or liability insurance with respect to workers’ compensation is applicable.

(k)    The provisions contained in this Security Agreement pertaining to insurance shall be cumulative with any additional provisions imposing additional insurance requirements with respect to the Collateral or any other property on which a Lien is conferred under any Security Instrument.

11.    Rights and Remedies Upon Event of Default. Upon and after an Event of Default, the Collateral Agent shall have the following rights and remedies on behalf of the Secured Creditors in

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addition to any rights and remedies set forth elsewhere in this Security Agreement or the other Loan Documents or the Notes Documents, all of which may be exercised with or, if allowed by law, without notice to a Grantor:

(a)    All of the rights and remedies of a secured party under the UCC or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Security Agreement, any other Loan Document or any other Notes Documents;

(b)    The right to foreclose the Liens and security interests created under this Security Agreement by any available judicial procedure or without judicial process;

(c)    The right to (i) enter upon the premises of a Grantor through self-help and without judicial process, without first obtaining a final judgment or giving such Grantor notice or opportunity for a hearing on the validity of the Collateral Agent’s claim and without any obligation to pay rent to such Grantor, or any other place or places where any Collateral is located and kept, and remove the Collateral therefrom to the premises of the Collateral Agent or any agent of the Collateral Agent, for such time as the Collateral Agent may desire, in order effectively to collect or liquidate the Collateral, (ii) require such Grantor or any bailee or other agent of such Grantor to assemble the Collateral and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties, and (iii) notify any or all Persons party to a Qualifying Control Agreement or who otherwise have possession of or control over any Collateral of the occurrence of an Event of Default and other appropriate circumstances, and exercise control over and take possession or custody of any or all Collateral in the possession, custody or control of such other Persons;

(d)    The right to (i) exercise all of a Grantor’s rights and remedies with respect to the collection of Accounts, Chattel Paper, Instruments, Supporting Obligations and General Intangibles (collectively, “Payment Collateral”), including the right to demand payment thereof and enforce payment, by legal proceedings or otherwise; (ii) settle, adjust, compromise, extend or renew all or any Payment Collateral or any legal proceedings pertaining thereto; (iii) discharge and release all or any Payment Collateral; (iv) take control, in any manner, of any item of payment or proceeds referred to in Section 5 above; (v) prepare, file and sign a Grantor’s name on any Proof of Claim in bankruptcy, notice of Lien, assignment or satisfaction of Lien or similar document in any action or proceeding adverse to any obligor under any Payment Collateral or otherwise in connection with any Payment Collateral; (vi) endorse the name of a Grantor upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Collateral; (vii) use the information recorded on or contained on a Grantor’s internet website or otherwise in any data processing equipment and computer hardware and software relating to any Collateral to which a Grantor has access; (viii) open such Grantor’s mail and collect any and all amounts due to such Grantor from any Account Debtors or other obligor in respect of Payment Collateral; (ix) take over such Grantor’s post office boxes or make other arrangements as the Collateral Agent, on behalf of the Secured Creditors, deems necessary

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to receive such Grantor’s mail, including notifying the post office authorities to change the address for delivery of such Grantor’s mail to such address as the Collateral Agent, on behalf of the Secured Creditors, may designate; (x) notify any or all Account Debtors or other obligor on any Payment Collateral that such Payment Collateral has been assigned to the Collateral Agent for the benefit of the Secured Creditors and that Collateral Agent has a security interest therein for the benefit of the Secured Creditors (provided that the Collateral Agent may at any time give such notice to an Account Debtor that is a department, agency or authority of the United States government); each Grantor hereby agrees that any such notice, in the Collateral Agent’s sole discretion, may (but need not) be sent on such Grantor’s stationery, in which event such Grantor shall co-sign such notice with the Collateral Agent if requested to do so by the Collateral Agent; and (xi) do all acts and things and execute all documents necessary, in Collateral Agent’s sole discretion, to collect the Payment Collateral; and

(e)    The right to sell all or any Collateral in its then existing condition, or after any further manufacturing or processing thereof, at such time or times, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, with or without representations and warranties, all as the Collateral Agent, in its sole discretion, may deem advisable. The Collateral Agent shall have the right to conduct such sales on a Grantor’s premises or elsewhere and shall have the right to use a Grantor’s premises without charge for such sales for such time or times as the Collateral Agent may see fit. The Collateral Agent may, if it deems it reasonable, postpone or adjourn any sale of the Collateral from time to time by an announcement at the time and place of such postponed or adjourned sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that the Collateral Agent has no obligation to preserve rights to the Collateral against prior parties or to marshal any Collateral for the benefit of any Person. The Collateral Agent for the benefit of the Secured Creditors is hereby granted an irrevocable fully paid license or other right (including each Grantor’s rights under any license or any franchise agreement), each of which shall remain in full force and effect until the Termination Date, to use, without charge, each of the labels, patents, copyrights, names, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature owned or licensed by any Grantor, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral. If any of the Collateral shall require repairs, maintenance, preparation or the like, or is in process or other unfinished state, the Collateral Agent shall have the right, but shall not be obligated, to perform such repairs, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such saleable form as the Collateral Agent shall deem appropriate, but the Collateral Agent shall have the right to sell or dispose of the Collateral without such processing and no Grantor shall have any claim against the Collateral Agent for the value that may have been added to such Collateral with such processing. In addition, each Grantor agrees that in the event notice is necessary under applicable law, written notice mailed to such Grantor in the manner specified herein ten (10) days prior to the date of public sale of any of the Collateral or prior to the date after which any private sale or other disposition of the Collateral will be made shall

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constitute commercially reasonable notice to such Grantor. All notice is hereby waived with respect to any of the Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Collateral Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale, free from any right of redemption which is hereby expressly waived by such Grantor and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Secured Obligations.

The net cash proceeds resulting from the collection, liquidation, sale, or other disposition of the Collateral shall be applied in accordance with the Intercreditor Agreement. Each Grantor shall be liable to the Collateral Agent, for the benefit of the Secured Creditors, and shall pay to the Collateral Agent, for the benefit of the Secured Creditors, on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral.

12.    Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent as the Grantor’s attorney-in-fact for the purposes of carrying out the provisions of this Security Agreement and taking any action and executing any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, that the Collateral Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right and power

(a)    to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b)    to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

(c)    to endorse such Grantor’s name on any checks, notes, drafts or any other payment relating to or constituting proceeds of the Collateral which comes into the Collateral Agent’s possession or the Collateral Agent’s control, and deposit the same to the account of the Collateral Agent, for the benefit of the Secured Creditors, on account and for payment of the Secured Obligations.

(d)    to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent, for the benefit of the Secured Creditors, with respect to any of the Collateral; and

(e)    to execute, in connection with any sale or other disposition of Collateral provided for herein, any endorsement, assignments, or other instruments of conveyance or transfer with respect thereto.

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13.    Reinstatement. The granting of a security interest in the Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if, at any time any payment of any of the Secured Obligations made at or prior to the termination of this Security Agreement on the Termination Date is rescinded or must otherwise be returned by any Secured Creditor or is repaid by any Secured Creditor in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Grantor or any other Loan Party or otherwise, all as though such payment had not been made. The provisions of this Section 13 shall survive repayment of all of the Secured Obligations and the termination or expiration of this Security Agreement in any manner, including but not limited to termination upon occurrence of the Termination Date.

14.    Certain Waivers by the Grantors. Each Grantor waives to the extent permitted by applicable law (a) any right to require any Secured Creditor or any other obligee of the Secured Obligations to (x) proceed against any Person or entity, including without limitation any Loan Party, (y) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (z) pursue any other remedy in its power; (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) any right of subrogation, and (d) any right to enforce any remedy which any Secured Creditor or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Collateral Agent for the benefit of the Secured Creditors. Each Grantor authorizes the Collateral Agent and each Secured Creditor and each other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents or under the Notes Documents from time to time to: (i) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (ii) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Creditor or obligee in its discretion may determine.

The Collateral Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to a Grantor and the receipt thereof by such Grantor shall be a complete and full acquittance for the Collateral so delivered, and the Collateral Agent shall thereafter be discharged from any liability or responsibility therefor.

15.    Continued Powers. Until the Termination Date shall have occurred, the power of sale and other rights, powers and remedies granted to the Collateral Agent for the benefit of the Secured Creditors hereunder shall continue to exist and may be exercised by the Collateral Agent at any time and from time to time irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of any Grantor may have ceased.

16.    Other Rights. The rights, powers and remedies given to the Collateral Agent for the benefit of the Secured Creditors by this Security Agreement shall be in addition to all rights, powers and remedies given to the Collateral Agent or any Secured Creditor under any other Loan Document or any

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Notes Document or by virtue of any statute or rule of law. Any forbearance or failure or delay by the Collateral Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and, subject to the terms of the Intercreditor Agreement, every right, power and remedy of the Secured Creditors shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with the terms of the Credit Agreement and the applicable Notes Documents.

17.    Anti-Marshaling Provisions. The right is hereby given by each Grantor to the Collateral Agent, for the benefit of the Secured Creditors, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Collateral Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred hereunder, nor release any Grantor from personal liability for the Secured Obligations. Notwithstanding the existence of any other security interest in the Collateral held by the Collateral Agent, for the benefit of the Secured Creditors, the Collateral Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Security Agreement. Each Grantor hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein or in any other Loan Document or in any Notes Document.

18.    Entire Agreement. This Security Agreement and each Security Joinder Agreement, together with the Credit Agreement and other Loan Documents and the Notes Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as contained herein. The express terms hereof and of the Security Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof or thereof. Neither this Security Agreement nor any Security Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement, the Notes Documents and the Intercreditor Agreement.

19.    Third Party Reliance. Each Grantor hereby consents and agrees that all issuers of or obligors in respect of any Collateral, and all securities intermediaries, warehousemen, bailees, public officials and other Persons having any interest in, possession of, control over or right, privilege, duty or discretion in respect of, any Collateral shall be entitled to accept the provisions hereof and of the Security Joinder Agreements as conclusive evidence of the right of the Collateral Agent, on behalf of the Secured Creditors, to exercise its rights hereunder or thereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other Person to any of such Persons.

20.    Binding Agreement; Assignment. This Security Agreement and each Security Joinder Agreement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure

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to the benefit of the parties hereto, and to their respective successors and assigns, except that no Grantor shall be permitted to assign this Security Agreement, any Security Joinder Agreement or any interest herein or therein or, except as expressly permitted herein, in the Credit Agreement, in the Notes Documents and in the Intercreditor Agreement, in the Collateral or any part thereof or interest therein. Without limiting the generality of the foregoing sentence of this Section 20, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement) and any Noteholder may assign or otherwise transfer, or grant to one or more Persons participations in or to, all or a portion of its rights and obligations under the 2013 Notes Agreement, the 2013 Notes, the 2019 Notes Agreement, the 2019 Notes or any other Notes Document (including, without limitation, any Notes held by it) to any other Person (to the extent permitted by the 2013 Notes Agreement, the 2019 Notes Agreement or such other Notes Document, as applicable); and to the extent of any such assignment, transfer or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender or such Noteholder herein or otherwise, subject however, to the provisions of the Intercreditor Agreement and, with respect to any obligations under the Credit Agreement, including Article IX thereof (concerning the Collateral Agent) and Section 10.06 thereof (concerning assignments and participations). All references herein to the Collateral Agent and to the Secured Creditors shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.

21.    Secured Cash Management Agreements, Secured Hedging Agreements and Secured Card Related Products Agreements. No Cash Management Bank, Hedge Bank or Card Related Products Bank that obtains the benefit of this Security Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents and the Intercreditor Agreement. Notwithstanding any other provision of this Security Agreement to the contrary, neither the Bank Agent nor the Collateral Agent shall be required to verify the payment of, or that other satisfactory arrangement have been made with respect to, the Secured Obligations arising under Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements except to the extent expressly provided in the Credit Agreement or the Intercreditor Agreement and unless the Bank Agent and the Collateral Agent have received written notice of such Secured Obligations, together with such supporting documentation as they may request, from the applicable Cash Management Bank, Hedge Bank or Card Related Products Bank, as the case may be. Each Cash Management Bank, Hedge Bank or Card Related Products Bank not a party to the Credit Agreement and the Intercreditor Agreement that obtains the benefit of this Security Agreement shall be deemed to have acknowledged and accepted the appointment of the Collateral Agent pursuant to the terms of the Intercreditor Agreement, and that with respect to the actions and omissions of the Collateral Agent hereunder or otherwise relating hereto that do or may affect such Cash Management Bank, Hedge Bank or Card Related Products Bank, the Collateral Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement and the Intercreditor Agreement. Neither the Bank Agent nor the Collateral Agent shall be required to verify the payment of, or that other satisfactory arrangements have been made

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with respect to, Secured Obligations arising under Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements in the case of a Termination Date.

22.    Severability. The provisions of this Security Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Security Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

23.    Counterparts. This Security Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart executed by the Grantor against whom enforcement is sought.

24.    Termination. Subject to the provisions of Section 13, this Security Agreement and each Security Joinder Agreement, and all obligations of the Grantors hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party on the Termination Date. Upon any Disposition of the Collateral permitted under the Credit Agreement and the Notes Documents (to any Person other than a Borrower or Guarantor), then, at the request and sole expense of Grantors, all Collateral subject to such Disposition shall be released from the Liens created hereby. Upon such termination of this Security Agreement or release, the Collateral Agent shall, at the request and sole expense of the Grantors, promptly deliver to the Grantors such termination statements and take such further actions as the Grantors may reasonably request to terminate of record, or otherwise to give appropriate notice of the termination of, any Lien conferred hereunder.

25.    Notices. Any notice required or permitted hereunder shall be given (a) with respect to any Borrower, at the address for the giving of notice for such Borrower then in effect under the Intercreditor Agreement, (b) with respect to any Grantor other than any Borrower, at the address then in effect for the giving of notices to such Grantor under any Guaranty Agreement to which it is a party and (c) with respect to the Collateral Agent, at the address then in effect for the giving of notices to the Collateral Agent then in effect under the Intercreditor Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

26.    Joinder. Each Person that shall at any time execute and deliver to the Collateral Agent a Security Joinder Agreement substantially in the form attached as Exhibit A hereto shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Grantor and shall have thereupon pursuant to Section 2 hereof granted a security interest in and collaterally assigned to the Collateral Agent for the benefit of the Secured Creditors all Collateral in which it has at its Applicable Date or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Grantors or to the parties to this Security Agreement shall be deemed to include such Person as a Grantor hereunder. Each Security Joinder Agreement shall be

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accompanied by the Supplemental Schedules referred to therein, appropriately completed with information relating to the Grantor executing such Security Joinder Agreement and its property. Each of the applicable Schedules attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedules.

27.    Rules of Interpretation. The rules of interpretation contained in Section 1.02 of the Credit Agreement as in effect on the date hereof shall be applicable to this Security Agreement and each Security Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any Credit Extensions referred to herein or secured hereby.

28.    Governing Law; Waivers.

(a)    THIS SECURITY AGREEMENT AND EACH SECURITY JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.
(b)    EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA SITTING IN THE CITY AND COUNTY OF SAN FRANCISCO AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF CALIFORNIA, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY SECURITY JOINDER AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH CALIFORNIA STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECURITY AGREEMENT OR ANY SECURITY JOINDER AGREEMENT SHALL AFFECT ANY RIGHT THAT THE COLLATERAL AGENT OR ANY OTHER SECURED CREDITOR MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT OR ANY SECURITY JOINDER AGREEMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)    EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO

30
40349479_6

THIS SECURITY AGREEMENT OR ANY SECURITY JOINDER AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 25. NOTHING IN THIS SECURITY AGREEMENT OR ANY SECURITY JOINDER AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
(e)    IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS SECURITY AGREEMENT OR ANY SECURITY JOINDER AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE ARBITRATED IN ACCORDANCE WITH SECTION 10.15 OF THE CREDIT AGREEMENT.

[Signature pages follow]

31
40349479_6

    IN WITNESS WHEREOF, the parties have duly executed this Security Agreement on the day and year first written above.

GRANTORS:

GRANITE CONSTRUCTION INCORPORATED

By:
Name: Laurel J. Krzeminski
Title: VP and CFO

By:
Name: Jigisha Desai
Title: VP Treasurer

GRANITE CONSTRUCTION COMPANY

By:
Name: Laurel J. Krzeminski
Title: VP and CFO

By:
Name: Jigisha Desai
Title: VP Treasurer

GILC INCORPORATED

By:
Name: Laurel J. Krzeminski
Title: President and CEO

By:
Name: Jigisha Desai
Title: VP and CFO

AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page
40349479

GRANITE CONSTRUCTION NORTHEAST,
INC.

By:
Name: Laurel J. Krzeminski
Title: VP and CFO

By:
Name: Jigisha Desai
Title: VP Treasurer

INTERMOUNTAIN SLURRY SEAL, INC.

By:
Name: Kathleen Schreckengost
Title: VP Treasurer

By:
Name: Darren S. Beevor
Title: VP Controller

AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page
40349479

COLLATERAL AGENT:

BANK OF AMERICA, N.A., as Collateral Agent

By:
Name:     Bridgett J. Manduk
Title:     Assistant Vice President

AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page
40349479

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:     Bridgett J. Manduk
Title:     Assistant Vice President

AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page
40349479

SCHEDULE 7(f)

Grantor Information

	GRANITE CONSTRUCTION INCORPORATED (Company and a Borrower) PO Box 50085, Watsonville, CA 95077-5085		Incorporated: 1/24/90, Delaware EIN: 77-0239383

Borrower and a Material Subsidiary Granite Construction Company PO Box 50085 Watsonville, CA 95077 Heavy/Highway Construction and Material Sales Incorporated: 1/4/22 California Wholly-owned Acquired: 2/5/90 EIN:	Borrower and a Material Subsidiary GILC Incorporated P.O. Box 50085 Watsonville, CA 95077-5085 Equipment Leasing Incorporated: 5/22/95 California Wholly-owned EIN:	Material Subsidiary Granite Construction Northeast, Inc. 120 White Plains Road, Ste. 310 Tarrytown, NY 10591 Heavy/Highway Construction Incorporated: 3/6/89 New York Wholly-owned Acquired: 7/1/01 EIN:
Material Subsidiary

Intermountain Slurry Seal, Inc.

1000 North Warm Springs Road
Salt Lake City, Utah 84116
Branch Locations – Nevada, California

Heavy/Highway Construction
Non-Union
Crusher/Asphalt Plant

Incorporated: 4/23/82
Wyoming
Wholly-owned
Acquired: 5/8/95
EIN:

40349479_6

SCHEDULE 9(e)

Investment Property

Securities Accounts
Name and Address of Securities Intermediary
Grantor	Address	Account Number[1]	Security Name	Security Type

BBVA/Compass	71 South Wacker Dr., Ste. 500 Chicago, IL 60606		GS FST Money Market Fund - Select	MMFUND
Union Bank, N.A.	350 California St., 6th Floor, San Francisco, CA 94104		FIDELITY PRIME MON MAR-I	MMFUND
Union Bank, N.A.	350 California St., 6th Floor, San Francisco, CA 94104		FEDERATED INV PRIME OBLIG-I	MMFUND
Union Bank, N.A.	350 California St., 6th Floor, San Francisco, CA 94104		FEDERATED INV PRM CSH OBL-I	MMFUND
Union Bank, N.A.	350 California St., 6th Floor, San Francisco, CA 94104		Suncor Energy Inc.	CP
Union Bank, N.A.	350 California St., 6th Floor, San Francisco, CA 94104		CA DEPT WTR-N	MUNI
Union Bank, N.A.	350 California St., 6th Floor, San Francisco, CA 94104		THE COCA-COLA COMPANY	CP
Union Bank, N.A.	350 California St., 6th Floor, San Francisco, CA 94104		FEDERAL HOME LOAN BANK	AGCY BOND
Union Bank, N.A.	350 California St., 6th Floor, San Francisco, CA 94104		FEDERAL HOME LOAN BANK	AGCY BOND
Union Bank, N.A.	350 California St., 6th Floor, San Francisco, CA 94104		GENERAL ELEC CAP CORP	CORP
Union Bank, N.A.	350 California St., 6th Floor, San Francisco, CA 94104		MET WTR DIST – B	MUNI
Union Bank, N.A.	350 California St., 6th Floor, San Francisco, CA 94104		SAN ANTONIO-TAX NTS-A	MUNI
Union Bank, N.A.	350 California St., 6th Floor, San Francisco, CA 94104		UBOC INSURANCE INC	CP
Union Bank, N.A.	350 California St., 6th Floor, San Francisco, CA 94104		UBOC INSURANCE INC	CP
Union Bank, N.A.	350 California St., 6th Floor, San Francisco, CA 94104		US TREASURY NB	US GOV
Union Bank, N.A.	350 California St., 6th Floor, San Francisco, CA 94104		US TREASURY NB	US GOV
Union Bank, N.A.	350 California St., 6th Floor, San Francisco, CA 94104		DALLAS WTRWORKS/SWR-RF	MUNI
Union Bank, N.A.	350 California St., 6th Floor, San Francisco, CA 94104		FEDERAL FARM CREDIT BANK	AGCY BOND
Union Bank, N.A.	350 California St., 6th Floor, San Francisco, CA 94104		FEDERAL FARM CREDIT BANK	AGCY BOND

1On file with the Collateral Agent.

40349479_6

Union Bank, N.A.	350 California St., 6th Floor, San Francisco, CA 94104	FEDERAL FARM CREDIT BANK	AGCY BOND
Union Bank, N.A.	350 California St., 6th Floor, San Francisco, CA 94104	FEDERAL FARM CREDIT BANK	AGCY BOND
Union Bank, N.A.	350 California St., 6th Floor, San Francisco, CA 94104	FEDERAL HOME LOAN BANK	AGCY BOND
Union Bank, N.A.	350 California St., 6th Floor, San Francisco, CA 94104	FEDERAL FARM CREDIT BANK	AGCY BOND
Union Bank, N.A.	350 California St., 6th Floor, San Francisco, CA 94104	FEDERAL FARM CREDIT BANK	AGCY BOND
Union Bank, N.A.	350 California St., 6th Floor, San Francisco, CA 94104	FEDERAL FARM CREDIT BANK	AGCY BOND
Union Bank, N.A.	350 California St., 6th Floor, San Francisco, CA 94104	FEDERAL FARM CREDIT BANK	AGCY BOND

S-7

40349479_6

SCHEDULE 9(f)

Deposit Accounts

Grantor	Name of Depository Institution	Address of Depository Institution	Account No.[2]	Certificate of Deposit No. (If applicable)
Granite Construction Company	Bank of America Merrill Lynch	Building A, 10th Floor, 1655 Grant Street, Concord, CA 94520		N/A
Granite Construction Incorporated	Bank of America Merrill Lynch	Building A, 10th Floor, 1655 Grant Street, Concord, CA 94520		N/A
Granite Northwest, Inc.	Bank of America Merrill Lynch	Building A, 10th Floor, 1655 Grant Street, Concord, CA 94520		N/A
Granite Construction Incorporated	Bank of the West	1450 Treat Blvd., Walnut Creek, CA 94597		N/A
Granite Construction Incorporated	Comerica Bank	611 Anton Blvd STE 400, MC 4462, Costa Mesa, CA 92626		N/A
Granite Construction Incorporated	U.S. Bank National Association	2424 Santa Clara Ave., Alameda, CA 94501		N/A
Granite Construction Incorporated	U.S. Bank National Association	2424 Santa Clara Ave., Alameda, CA 94501		N/A
Granite Construction Company	Wells Fargo, N.A.	301 W. Northern Lights Blvd., Ste. 212, Anchorage, AK 99503		N/A
Granite Construction Incorporated	BBVA/Compass Bank	2356 N. Main Street, Walnut Creek, CA 94597		N/A

2 On file with Collateral Agent

40349479_6

EXHIBIT A

Form of Security Joinder Agreement

SECURITY JOINDER AGREEMENT

THIS SECURITY JOINDER AGREEMENT dated as of _____________, 20__ (this “Security Joinder Agreement”), is made by _______________________________, a ________________ (the “Joining Grantor”), in favor of BANK OF AMERICA, N.A., in its capacity as Collateral Agent (the “Collateral Agent”) for the Secured Parties.

RECITALS:

A.    Granite Construction Incorporated, a Delaware corporation (the “Company” and a “Borrower”), Granite Construction Company, a California corporation (“GCC” and a “Borrower”), GILC Incorporated, a California corporation (“GILC” and a “Borrower”, and together with the Company and GCC, collectively, the “Borrower”), certain Subsidiaries of the Company and the Collateral Agent, are party to an Amended and Restated Security Agreement dated as of October 11, 2012 (as in effect on the date hereof, the “Security Agreement”; all capitalized terms used but not defined herein shall have the meanings provided therefor in such Security Agreement).

B.    The Joining Grantor is a Subsidiary of the Company and is required by the terms of the Credit Agreement to become a Guarantor and be joined as a party to the Security Agreement as a Grantor.

C.    The Joining Grantor will materially benefit directly and indirectly from the making and maintenance of the extensions of credit made from time to time under the Credit Agreement, Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements and under the Permitted Notes.

In order to induce the Secured Parties to from time to time make and maintain extensions of credit under the Credit Agreement, Secured Cash Management Agreements, Secured Hedge Agreements, Secured Card Related Products Agreements and the Permitted Notes, the Joining Grantor hereby agrees as follows:
1.    Joinder. The Joining Grantor hereby irrevocably, absolutely and unconditionally becomes a party to the Security Agreement as a Grantor and bound by all the terms, conditions, obligations, liabilities and undertakings of each Grantor or to which each Grantor is subject thereunder, including without limitation the grant pursuant to Section 2 of the Security Agreement of a security interest to the Collateral Agent for the benefit of the Secured Parties in the property and property rights constituting Collateral (as defined in Section 2 of the Security Agreement) of such Grantor or in which such Grantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, as security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), all with the same force and effect as if the Joining Grantor were a signatory to the Security Agreement.

40349479_6

2.    Affirmations. The Joining Grantor hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the waivers, representations, warranties, acknowledgements and certifications applicable to any Grantor contained in the Security Agreement.

3.    Supplemental Schedules. Attached to this Security Joinder Agreement are duly completed schedules (the “Supplemental Schedules”) supplementing as thereon indicated the respective Schedules to the Security Agreement. The Joining Grantor represents and warrants that the information contained on each of the Supplemental Schedules with respect to such Joining Grantor and its properties and affairs is true, complete and accurate as of the date hereof.

4.    Severability. The provisions of this Security Joinder Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Security Joinder Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

5.    Counterparts. This Security Joinder Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Security Joinder Agreement to produce or account for more than one such counterpart executed by the Joining Grantor.

6.    Delivery. Joining Grantor hereby irrevocably waives notice of acceptance of this Security Joinder Agreement and acknowledges that the Secured Obligations are and shall be deemed to be incurred, and credit extensions under the Loan Documents, Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements made and maintained, in reliance on this Security Joinder Agreement and the Grantor’s joinder as a party to the Security Agreement as herein provided.

7.    Governing Law; Venue; Waiver of Jury Trial. The provisions of Section 28 of the Security Agreement are hereby incorporated by reference as if fully set forth herein.

[Signature page follows.]

S-2

40349479_6

IN WITNESS WHEREOF, the Joining Grantor has duly executed and delivered this Security Joinder Agreement as of the day and year first written above.

JOINING GRANTOR:

__________________________________________

By:_______________________________________
Name:    ____________________________________
Title:    ____________________________________

S-3

40349479_6

SUPPLEMENTAL
SCHEDULE 7(f)

Grantor Information

I.	II.	III.	IV.	V.	VI.	VII.
Name	Jurisdiction of Formation/ Form of Equity/I.D. Number	Address of Chief Executive Office	Trade Styles	Collateral Locations (and Type of Collateral)	Name and address of Owner of Collateral Location (If other than Grantor)	Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)

Delivered pursuant to Security Joinder Agreement of _______________________________.
Applicable Date: __________, 20__

40349479_6

SUPPLEMENTAL
SCHEDULE 9(e)

Investment Property

Securities Accounts			Other Investment Property
Name and Address of Securities Intermediary	Account Number	Name and Type of Issuer	Quantity of Shares or Other Interest	Certificate Number(s)
Grantor

Delivered pursuant to Security Joinder Agreement of _______________________________.
Applicable Date: __________, 20__

40349479_6

SUPPLEMENTAL
SCHEDULE 9(f)

Deposit Accounts

Name and Address of                    Certificate of Deposit No.
Grantor        Depository Institution        Account No.        (If applicable)

Delivered pursuant to Security Joinder Agreement of _______________________________.
Applicable Date: __________, 20__

1

EXHIBIT I

LIST OF MORTGAGED PROPERTIES

Address	City	County	State
999 Mission Rock Rd	Santa Paula	Ventura	CA
2869 State Hwy 70	Oroville	Butte	CA
38940 Highway 33	Coalinga	Fresno	CA
110 Blewett Road	Modesto	San Joaquin	CA
110 Blewett Road	Modesto	Stanislaus	CA
715 Comstock Street	Santa Clara	Santa Clara	CA
585 W. Beach Street	Watsonville	Santa Cruz	CA
825 W. Warm Springs Road (825 West 1000 Street)	Salt Lake City	Salt Lake	UT
1900 Glendale Avenue	Sparks	Washoe	NV
10500 S. Harlan Road	French Camp/ Stockton	San Joaquin	CA
701 East Main Street	Lewisville	Denton	TX
7131 N. Railroad Ave.	Pasco	Franklin	WA
5497 Enterprise Dr and 5665 Nelpar Drive 5719 Nelpar Dr	East Wenatchee	Douglas	WA
580/582/680 West Beach Street	Watsonville	Santa Cruz	CA
7005 Pearblossom Hwy	Littlerock	Los Angeles	CA
1555 South 1900 West	West Haven	Weber	UT
3001 James Road	Bakersfield	Kern	CA
10600 I-80 East	Lockwood	Washoe	NV
Canada De Capay Land Grant near Sec 713 T10N R2W MDB&M	Esparto	Yolo	CA
26410 Fulton and Frank Ln	Esparto	Yolo	CA
38000 Monroe Street	Indio	Riverside	CA
37400 S. Bird Road	Tracy	San Joaquin	CA
Elder Creek Rd; Hedge Ave; Mayhew Rd; 6360 Mayhew Rd; 9300 and 9400 Fruitridge Rd	Sacramento	Sacramento	CA
9601 W Benta Vista St and related parcels	Marana	Pima	AZ
4220 Hwy 175	Lakeport	Lake	CA
4001 Bradshaw Road	Sacramento	Sacramento	CA
State Hwy 138 and 155th Street East	Black Butte	Los Angeles	CA
400 S Hwy 101	Buellton	Santa Barbara	CA
E. Selah Road	Yakima	Yakima	WA
10 168th Street (single building sits across two parcels)	South Holland	Cook	IL
1818 Ridge Road (single building sits across two parcels)	South Holland	Cook	IL

I-1
List of Mortgaged Properties

EXHIBIT J

PERMITTED NOTES INTERCREDITOR AGREEMENT

See attached.

J-1
Senior Note Intercreditor Agreement

EXECUTION COPY
INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT
This Intercreditor and Collateral Agency Agreement (this “Agreement”), dated as of this 11th day of October 2012, is by and among Bank of America, N.A. (“Bank of America”), in its capacity as administrative agent and collateral agent under the Credit Agreement referenced below (in such capacity, together with any assignee, successor or replacement, the “Bank Agent”) and on behalf of the Secured Bank Creditors (as defined below), the Noteholders (as defined below) from time to time party hereto, Bank of America, in its capacity as collateral agent for the Secured Creditors (as defined below) (in such capacity, together with any successor or replacement agent which may be appointed pursuant to this Agreement, the “Collateral Agent”) and Granite Construction Incorporated (the “Company”) for itself and on behalf of the Loan Parties (as defined below). All terms used herein which are defined in Section 1 hereof or in the text of any other Section hereof shall have the meanings given therein.

WITNESSETH:
WHEREAS, pursuant to the Credit Agreement the Banks are making on the date hereof and the Banks may from time to time hereafter make loans to the Company and the other Credit Agreement Borrowers and the L/C Issuer may issue Letters of Credit for the account of the Company and its subsidiaries; and
WHEREAS, certain additional extensions of credit may be made from time to time for the benefit of the Loan Parties pursuant to certain Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements (each as defined in the Credit Agreement as in effect on the date hereof or any analogous term set forth in any Successor Credit Agreement and collectively referred to herein as the “Related Credit Arrangements”); and
WHEREAS, pursuant to the 2001 Note Agreement and the 2007 Note Agreement, respectively, the 2001 Noteholders and the 2007 Noteholders who are the initial signatories hereto are the owners and holders of the 2001 Notes and the 2007 Notes, respectively, of the Company; and
WHEREAS, the Company may, subject to the restrictions in the Applicable Credit Documents and Section 22 of this Agreement, from time to time issue Additional Notes (including 2007 NPA Additional Notes pursuant to the 2007 Note Agreement) and enter into Successor Credit Agreements; and
WHEREAS, pursuant to the Guaranty Agreements the Guarantors have guarantied the Secured Obligations; and

1

WHEREAS, pursuant to the Collateral Documents the Loan Parties are granting to the Collateral Agent liens upon and security interests in the Collateral to secure the Secured Obligations; and
WHEREAS, the Secured Bank Creditors and the Noteholders desire to appoint Bank of America as their agent with respect to the Collateral and the Collateral Documents; and
WHEREAS, the Secured Creditors desire to agree upon the priorities for the application of any proceeds from the Collateral and the Guaranty Agreements and to agree upon various other matters with respect to their respective agreements with the Loan Parties and their rights thereunder.
NOW, THEREFORE, for the above reasons, in consideration of the mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Definitions.
For the purposes of this Agreement, the following terms shall have the meanings specified with respect thereto below. Any plural term that is used herein in the singular shall be taken to mean each entity or item of the defined class and any singular term that is used herein in the plural shall be taken to mean all of the entities or items of the defined class, collectively.
“Additional Noteholders” shall mean each initial purchaser of the Additional Notes and each other holder from time to time of the Additional Notes that becomes a party hereto and each of their respective successors and assigns; provided in each case that the applicable holder of such Additional Note has executed a joinder agreement in compliance with Section 22 hereof and delivered a copy of the same to the Collateral Agent.
“Additional Notes” shall mean (a) 2007 NPA Additional Notes and (b) one or more new series of additional senior notes issued from time to time pursuant to one or more note purchase agreement or agreements with institutional investors in replacement or substitution for all or a portion of the 2001 Notes, the 2007 Notes or the 2007 NPA Additional Notes, if any, together with any notes issued in replacement or substitution therefor pursuant to the applicable note purchase agreement or agreements; provided in each case that the issuance of such Additional Note is in compliance with the Applicable Credit Documents then in effect and the requirements of Section 22 hereof.
“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such first Person. A Person shall be deemed to control a corporation or other entity if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or entity, whether through the ownership of voting securities, by contract or otherwise.
“Applicable Credit Documents” shall mean (a) with respect to the Secured Bank Creditors, the Credit Agreement and the other Loan Documents and, as to each Secured Bank Creditor that is a party to any Related Credit Arrangement, the Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements to which it is a party, as applicable, (b) with respect to the 2001 Noteholders, the 2001 Notes, the 2001 Note Agreement and all other Notes Documents evidencing or executed in connection with the 2001 Notes, (c) with respect to the 2007 Noteholders, the 2007 Notes, the 2007 Note Agreement and all other Notes Documents evidencing or executed in

2

connection with the 2007 Notes and (d) with respect to any Additional Noteholder, the Additional Notes held by such Additional Noteholder and all other Notes Documents evidencing or executed in connection with the Additional Notes held by such Additional Noteholder.
“Bank Agent” shall have the meaning set forth in the preamble to this Agreement.
“Bankruptcy Code” shall have the meaning set forth in Section 10 of this Agreement.
“Banks” shall mean the “Lenders” as defined in the Credit Agreement as in effect on the date hereof and, as the context may require, shall include any Successor Lenders.
“Card Related Products Banks” shall mean each Bank and each affiliate of a Bank that is a “Card Related Products Bank,” as defined in the Credit Agreement as in effect on the date hereof, and any analogous definition set forth in any Successor Credit Agreement; provided in the case of an affiliate of a Bank, such affiliate has executed a joinder agreement in compliance with Section 23 hereof and delivered a copy of the same to the Collateral Agent and Schiff Hardin LLP.
“Cash Management Banks” shall mean each Bank and each affiliate of a Bank that is a “Cash Management Bank,” as defined in the Credit Agreement as in effect on the date hereof, and any analogous definition set forth in any Successor Credit Agreement; provided in the case of an affiliate of a Bank, such affiliate has executed a joinder agreement in compliance with Section 23 hereof and delivered a copy of the same to the Collateral Agent and Schiff Hardin LLP.
“Collateral” shall mean all property and assets, and interests in property and assets, upon or in which any Loan Party has granted a lien or security interest to the Collateral Agent to secure the Secured Obligations and all balances held by the Collateral Agent or any other Secured Creditor for the account of any Loan Party or any other property held or owing by the Collateral Agent or any other Secured Creditor to or for the credit or for the account of any Loan Party with respect to which the Collateral Agent or any other Secured Creditor has rights to setoff or appropriate or a common law lien, but in each case excluding any cash collateral provided to the Bank Agent or the L/C Issuer pursuant to Section 2.16(a)(ii) of the Credit Agreement as in effect on the date hereof or any analogous provision set forth in any Successor Credit Agreement with respect to any Bank that is a “Defaulting Lender.”
“Collateral Agent” shall have the meaning set forth in the preamble to this Agreement.
“Collateral Agent Expenses” shall mean, without limitation, all costs and expenses incurred by the Collateral Agent in connection with the performance of its duties under this Agreement, including the realization upon or protection of the Collateral or enforcing or defending any lien upon or security interest in the Collateral or any other action taken in accordance with the provisions of this Agreement, expenses incurred for legal counsel in connection with the foregoing, and any other costs, expenses or liabilities incurred by the Collateral Agent for which the Collateral Agent is entitled to be reimbursed or indemnified by a Loan Party pursuant to this Agreement or any Collateral Document or by the Secured Creditors pursuant to this Agreement.

3

“Collateral Agent Obligations” shall mean all obligations of any Loan Party to pay, reimburse or indemnify the Collateral Agent for any Collateral Agent Expenses.
“Collateral Documents” shall mean the agreements and instruments set forth on Schedule 1 hereto and any other agreement, document or instrument in effect on the date hereof or executed by any Loan Party after the date hereof under which such Loan Party has granted a lien upon or security interest in any property or assets to the Collateral Agent to secure all or any part of the Secured Obligations, all financing statements, certificates, documents and instruments relating thereto or executed or provided in connection therewith, each as amended, restated, supplemented or otherwise modified from time to time.
“Company” shall have the meaning set forth in the preamble to this Agreement, and shall include its successors and assigns.
“Credit Agreement” shall mean (a) the Amended and Restated Credit Agreement, dated as of the date hereof, among the Credit Agreement Borrowers, the Banks, and the Bank Agent, as amended, restated, supplemented or otherwise modified from time to time, and (b) any Successor Credit Agreement, as the context may require.
“Credit Agreement Borrowers” shall mean the Company, Granite Construction Company, a California corporation, and GILC Incorporated, a California corporation.
“Default” shall mean a “Default” as defined in the Credit Agreement, the 2001 Note Agreement or the 2007 Note Agreement and any analogous definition set forth in any Notes Documents pertaining to any Additional Notes or under any Successor Credit Agreement.
“Dollar Equivalent” shall mean the “Dollar Equivalent” as defined in the Credit Agreement as in effect on the date hereof and any analogous definition set forth in any Successor Credit Agreement.
“Enforcement” shall mean (a) for any Secured Creditor to make demand for payment prior to the scheduled payment date of, or accelerate the time for payment of, any Secured Obligation or to make any claim under any Guaranty Agreement or to call for funding of or collateral for any Letter of Credit (other than a call for collateral as a result of a Bank that is a “Defaulting Lender” as provided for in the Credit Agreement, as a result of a termination of the commitments while no Event of Default exists, as a result of any refinancing of the Credit Agreement or as a result of Letters of Credit exceeding any applicable sublimits) prior to being presented with a draft drawn thereunder (or, in the event the draft is a time draft, prior to its due date), (b) for the Bank Agent or any Bank to terminate its commitment to make or refuse to make revolving loans or issue Letters of Credit pursuant to the Credit Agreement as a result of an existing Event of Default; provided, that if (i) the applicable Event of Default is waived in accordance with the terms of the Credit Agreement, (ii) no event described in any other clause of this definition has occurred prior to such waiver, (iii) since the time of such termination or such refusal, no reduction shall have occurred in the outstanding principal amount of any loan outstanding under the Credit Agreement or any other Loan Documents or the undrawn face amount of any outstanding Letter of Credit at such time (other than a reduction in the undrawn face amount of any outstanding Letter of Credit as a result of the expiration thereof), (iv) any loan that was refused shall have been made in the

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full principal amount thereof and (v) the commitments to make revolving loans have not been terminated or, if previously terminated, shall have been reinstated, then an Enforcement that has previously occurred solely under this clause (b) shall be deemed to no longer exist, (c) for any Secured Creditor to commence the judicial enforcement of any rights or remedies under any Applicable Credit Document or with respect to any Secured Obligation, or to setoff, freeze or otherwise appropriate any balances held by it for the account of any Loan Party or any other property at any time held or owing by it to or for the credit or for the account of any Loan Party (excluding the application of any cash collateral under the Credit Agreement provided to the Bank Agent or the L/C Issuer pursuant to Section 2.16(a)(ii) of the Credit Agreement as in effect on the date hereof or any analogous provision set forth in any Successor Credit Agreement with respect to any Bank that is a “Defaulting Lender”), (d) for the Collateral Agent to commence the judicial enforcement of any rights or remedies under any Collateral Document (other than an action solely for the purpose of establishing or defending the lien or security interest intended to be created by any Collateral Document upon or in any Collateral as against or from claims of third parties on or in such Collateral), to setoff, freeze or otherwise appropriate any balances held by it for the account of any Loan Party or any other property at any time held or owing by it to or for the credit or for the account of any Loan Party (excluding the application of any cash collateral under the Credit Agreement provided to the Bank Agent or the L/C Issuer pursuant to Section 2.16(a)(ii) of the Credit Agreement as in effect on the date hereof or any analogous provision set forth in any Successor Credit Agreement with respect to any Bank that is a “Defaulting Lender”) or to otherwise take any action (whether judicial or non-judicial) to realize upon the Collateral, or (e) the commencement by, against or with respect to any Loan Party of any proceeding under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law or for the appointment of a receiver for such Loan Party or its assets.
“Event of Default” shall mean an “Event of Default" as defined in the Credit Agreement, the 2001 Note Agreement or the 2007 Note Agreement and any analogous definition set forth in any Notes Documents pertaining to any Additional Notes or under any Successor Credit Agreement.
“Facility Termination Date” shall mean the “Facility Termination Date” as defined in the Credit Agreement as in effect on the date hereof, and any analogous definition set forth in any Successor Credit Agreement; provided, in each case that if a Letter of Credit is outstanding under a Credit Agreement and such Letter of Credit is not either being cancelled or deemed issued under a Successor Credit Agreement to which the issuer of such Letter of Credit is a party, the Credit Agreement Borrowers shall be required to obtain and deliver a backstop letter of credit in form and substance satisfactory to the issuer of such Letter of Credit (rather than cash collateral) in order for a Facility Termination Date to occur with respect the Credit Agreement under which such Letter of Credit is issued except to the extent otherwise expressly agreed in writing by such issuer.
“Guarantors” shall mean GILC Incorporated, a California corporation, Granite Construction Company, a California corporation, Granite Construction Northeast, Inc., a New York corporation, Intermountain Slurry Seal, Inc., a Wyoming corporation, and each other subsidiary of the Company that from time to time guarantees any of the Secured Obligations.

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“Guaranty Agreements” shall mean the Amended and Restated Guaranty Agreement, dated as of the date hereof made by each Guarantor in favor of the Bank Agent for the benefit of the Secured Bank Creditors, the Subsidiary Guaranty Agreement, dated as of May 1, 2001, made by each Guarantor in favor of the 2001 Noteholders, the Subsidiary Guaranty Agreement, dated as of December 12, 2007, made by each Guarantor in favor of the 2007 Noteholders, and any other guaranty hereafter made by a subsidiary of the Company in favor of any Secured Creditor in accordance with the provisions of the Applicable Credit Documents, each as amended, restated, supplemented or otherwise modified from time to time.
“Hedge Banks” shall mean each Bank and each affiliate of a Bank that is a “Hedge Bank,” as defined in the Credit Agreement as in effect on the date hereof, and any analogous definition set forth in any Successor Credit Agreement; provided in the case of an affiliate of a Bank, such affiliate has executed a joinder agreement in compliance with Section 23 hereof and delivered a copy of the same to the Collateral Agent and Schiff Hardin LLP.
“Indemnitees” shall have the meaning given in Section 2(j) hereof.
“L/C Issuer” shall mean any Bank that from time to time issues a Letter of Credit under the Credit Agreement.
“Letters of Credit” shall mean any letters of credit issued from time to time pursuant to the terms of the Credit Agreement.
“Letter of Credit Collateral Obligations” shall mean all of the obligations of the Credit Agreement Borrowers under the Credit Agreement to deposit cash with the Collateral Agent with respect to Outstanding Letter of Credit Exposure.
“Loan Document” shall mean the “Loan Documents” as defined in the Credit Agreement as in effect on the date hereof, together with any analogous definition set forth in any Successor Credit Agreement.
“Loan Parties” shall mean the Company, the other Credit Agreement Borrowers and the Guarantors.
“Make-Whole Amount” shall mean the “Make-Whole Amount” as defined in the 2001 Note Agreement as in effect on the date hereof or 2007 Note Agreement as in effect on the date hereof, as applicable, and any analogous definition set forth in any Notes Documents pertaining to any Additional Notes.
“Noteholders” shall mean the 2001 Noteholders, the 2007 Noteholders and any Additional Noteholders.
“Notes” shall mean the 2001 Notes, the 2007 Notes and any Additional Notes.
“Notes Documents” means the 2001 Notes, the 2001 Note Agreement, the 2007 Notes, the 2007 Note Agreement, any Additional Notes, and all note purchase agreements, promissory notes, guaranties and other documents evidencing or executed in connection with any series of Notes.

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“Outstanding Letter of Credit Exposure” at any time shall mean the undrawn face amount of all outstanding Letters of Credit at such time; provided, that the undrawn face amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the undrawn face amount of such Letter of Credit in effect at such time.

“Person” shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, a limited liability company, an unincorporated organization, a government or any department or agency thereof or any other entity.
“Pro Rata Expenses Share” with respect to any Secured Creditor shall mean (a) at any time before the time the commitments of the Secured Bank Creditors to make additional loans under the Credit Agreement have been terminated, the ratio of (i) the sum of (w) the amount of such Secured Creditor’s commitment to make revolving credit loans under the Credit Agreement at such time, (x) if any term loans have been made pursuant to the Credit Agreement at such time, the aggregate outstanding principal amount of such term loans held by such Secured Creditor at such time, (y) the aggregate outstanding amount of any other Secured Obligations owed to such Secured Creditor under any Related Credit Arrangement at such time and (z) the aggregate outstanding principal amount of the Notes held by such Secured Creditor at such time, to (ii) the sum of (w) the total of the commitments of the Bank Lenders to make revolving credit loans under the Credit Agreement at such time, (x) if any term loans have been made pursuant to the Credit Agreement at such time, the aggregate outstanding principal amount of such term loans held by all Secured Creditors at such time, (y) the aggregate outstanding amount of any other Secured Obligations owed to all Secured Creditor under the Related Credit Arrangements at such time and (z) the aggregate outstanding principal amount of all of the Notes at such time or (b) at any time on and after the time the commitments of the Secured Bank Creditors to make additional loans under the Credit Agreement have been terminated, the ratio of (i) the sum of (w) the aggregate outstanding principal amount of such Secured Creditor’s outstanding revolving credit loans under the Credit Agreement at such time, (x) if any term loans have been made pursuant to the Credit Agreement at such time, the aggregate outstanding principal amount of such term loans held by such Secured Creditor at such time, (y) the aggregate outstanding amount of any other Secured Obligations owed to such Secured Creditor under any Related Credit Arrangement at such time and (z) the aggregate outstanding principal amount of the Notes held by such Secured Creditor at such time, to (ii) the sum of (w) the aggregate outstanding principal amount of all Secured Creditor’s outstanding revolving credit loans under the Credit Agreement at such time, (x) if any term loans have been made pursuant to the Credit Agreement at such time, the aggregate outstanding principal amount of such term loans held by all Secured Creditors at such time, (y) the aggregate outstanding amount of any other Secured Obligations owed to all Secured Creditor under the Related Credit Arrangements at such time and (z) the aggregate outstanding principal amount of all of the Notes at such time.
“Related Credit Arrangement” shall have the meaning set forth in the recitals to this Agreement.
“Required Holders” at any time shall mean Noteholders holding more than 50% of the principal amount of the Notes at such time outstanding (exclusive of Notes then owned by the Company, any of its subsidiaries or any of its Affiliates or any Person that is not party hereto).

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“Required Lenders” shall mean the “Required Lenders” as defined in the Credit Agreement as in effect on the date hereof, and any analogous definition set forth in any Successor Credit Agreement.
“Required Secured Creditors” at any time shall mean both (a) the Required Lenders and (b) the Required Holders; provided that if at any time the Secured Obligations owing to the Secured Bank Creditors or the Noteholders, as the case may be, is less than 10% of the aggregate amount of all Secured Obligations at such time (the Secured Bank Creditors or the Noteholders, as the case may be, a “Deminimis Group”), then the Secured Creditors shall be determined without regard to clause (a) if the Deminimis Group is the Secured Bank Creditors, and clause (b) if the Deminimis Group is the Noteholders. For the purpose of the foregoing calculation, the amount of Secured Obligations owing to the Secured Bank Creditors with respect to Letters of Credit shall be the sum of (i) the Outstanding Letter of Credit Exposure, plus, the (ii) the amount of all drawings under Letters of Credit that have not been either reimbursed by the Company or refinanced as loans under the Credit Agreement.
“Secured Bank Creditors” shall mean, collectively, the Bank Agent, the Banks, the L/C Issuer, the Hedge Banks, the Cash Management Banks, the Card Related Products Banks and each co-agent or sub-agent appointed by the Bank Agent from time to time pursuant to the Credit Agreement.
“Secured Creditors” shall mean the Collateral Agent and each co-agent or sub-agent appointed by the Collateral Agent from time to time pursuant to this Agreement, the Secured Bank Creditors and the Noteholders.
“Secured Obligations” shall mean (a) the Collateral Agent Obligations, (b) (i) all principal and interest on the loans advanced from time to time under the Credit Agreement and all other advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any loan or Letter of Credit made pursuant to any Loan Document and (ii) all obligations of any Loan Party arising under Related Credit Arrangements (c) (i) all principal, Make-Whole Amount, if any, and interest on the Notes and all other advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Notes Document or otherwise with respect to any Note issued pursuant to any Notes Document, (d) all of the other present or future indebtedness, liabilities and obligations of any Loan Party now or hereafter owed to any or all of the Collateral Agent, the Bank Agent, the Banks or the Noteholders, evidenced by or arising under, by virtue of or pursuant to this Agreement, any Applicable Credit Document, the Collateral Documents or the Guaranty Agreements, whether such indebtedness, liabilities and obligations are direct or indirect, joint, several or joint and several, and (e) all costs and expenses incurred in connection with enforcement and collection of any of the foregoing, including the fees, charges and disbursements of counsel, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof pursuant to any proceeding under the Bankruptcy Code or in a similar process in any proceeding under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law naming such Person as the debtor in such proceeding. The term “Secured Obligations” shall include all of the foregoing indebtedness, liabilities and obligations whether or not allowed as a claim in any bankruptcy, insolvency, receivership or similar proceeding.

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“Successor Credit Agreement” shall mean any replacement, refinancing or restructuring of the Credit Agreement then in effect; provided that each Successor Lender thereunder or an agent duly authorized to act on behalf of all such Successor Lenders has executed a joinder to this Agreement and delivered same to the Collateral Agent in compliance with Section 22 hereof.
“Successor Lender” shall mean each financial institution or lender that has entered into one or more agreements with one or more of the Loan Parties from time to time either extending the maturity of or refinancing all or any portion of the Secured Obligations under the Credit Agreement then in effect or making additional extensions of credit under the Credit Agreement then in effect and is intended to be secured on a pari passu basis pursuant to the Collateral Documents.
“Termination Date” shall mean the earlier of (a) the first day on which (i) the Facility Termination Date shall have occurred and (ii) all of the principal, Make-Whole Amount, if any, and interest on the Notes and all other amounts due and owing the Noteholders under the Notes Documents shall have been paid in full; provided that a Facility Termination Date shall be deemed to have not occurred pursuant to clause (a)(i) of this definition to the extent an existing Credit Agreement is being substantially simultaneously replaced with a Successor Credit Agreement, and (b) the “Collateral Release Date” as defined in the Credit Agreement, the 2001 Note Agreement and the 2007 Note Agreement and any analogous definition set forth in any Successor Credit Agreement or in any other Notes Document shall have occurred.
“2001 Note Agreement” shall mean the Note Purchase Agreement, dated as of May 1, 2001, originally between the Company and the purchasers listed on Schedule A thereto, as amended by the First Amendment thereto dated as of June 15, 2003 and the Second Amendment thereto dated as of the date hereof, and as amended, restated, supplemented or otherwise modified from time to time.
“2001 Noteholders” shall mean holders of the 2001 Notes as set forth on Annex A hereto, together with each other holder from time to time of the 2001 Notes that becomes a party hereto and each of their respective successors and assigns.
“2001 Notes” shall mean the Company’s 6.96% Senior Notes due May 1, 2013 issued pursuant to the 2001 Note Agreement, together with any replacements therefor issued pursuant to the 2001 Note Agreement.
“2007 Note Agreement” shall mean the Note Purchase Agreement, dated as of December 12, 2007, originally between the Company and the purchasers listed on Schedule A thereto, as amended by the First Amendment thereto dated as of the date hereof, and as amended, restated, supplemented or otherwise modified from time to time.
“2007 Noteholders” shall mean holders of the 2007 Notes as set forth on Annex B hereto together with each other holder from time to time of the 2007 Notes that becomes a party hereto and each of their respective successors and assigns.

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“2007 Notes” shall mean the Company’s 6.11% Series 2007-A Senior Notes due December 12, 2019 issued pursuant to the 2007 Note Agreement, together with any replacements therefor issued pursuant to the 2007 Note Agreement.
“2007 NPA Additional Notes” shall mean any “Additional Notes” issued pursuant to the 2007 Note Agreement, together with any notes issued in replacement or substitution therefor pursuant to the 2007 Note Agreement.
2.Collateral Agency Provisions.
(a)Appointment of Collateral Agent. Subject in all respects to the terms and provisions of this Agreement, the Secured Bank Creditors and the Noteholders hereby appoint Bank of America to act as agent for the benefit of the Secured Creditors with respect to the liens upon and the security interests in the Collateral and the rights and remedies granted under and pursuant to the Collateral Documents, and Bank of America hereby accepts such appointment and agrees to act as such agent. The appointment of the Collateral Agent pursuant to this Agreement shall be effective with respect to all financing statements filed in any filing office with respect to any Loan Party prior to the date of this Agreement on and as of the date such financing statements were filed. The agency created hereby shall in no way impair or affect any of the rights and powers of, or impart any duties or obligations upon, Bank of America in its individual capacity as a Secured Bank Creditor or as Bank Agent. To the extent legally necessary to enable the Collateral Agent to enforce or otherwise foreclose and realize upon any of the liens or security interests in the Collateral in any legal proceeding which the Collateral Agent either commences or joins as a party in accordance with the terms hereof, each of the Secured Creditors agrees to join as a party in such proceeding and take such action therein concurrently to enforce and obtain a judgment for the payment of the Secured Obligations held by it.
(b)Duties of Collateral Agent. Subject to the Collateral Agent having been directed to take such action in accordance with the terms of this Agreement, each Secured Bank Creditor hereby and each Noteholder irrevocably authorizes the Collateral Agent to take such action on its behalf under the provisions of the Collateral Documents and any other instruments, documents and agreements referred to therein and to exercise such powers thereunder as are specifically delegated to the Collateral Agent by the terms thereof and such other powers as are reasonably incidental thereto. Subject to the provisions of Section 11 hereof, the Collateral Agent is hereby irrevocably authorized to take all actions on behalf of the Secured Creditors to enforce the rights and remedies of the Collateral Agent and the other Secured Creditors provided for in the Collateral Documents or by applicable law with respect to the liens upon and security interests in the Collateral granted to secure the Secured Obligations; provided, however, that, notwithstanding any provision to the contrary in any Collateral Documents, (i) the Collateral Agent shall act solely at and in accordance with the written direction of the Required Secured Creditors, (ii) the Collateral Agent shall not, without the written consent of the Required Lenders and the Required Holders, release or terminate by affirmative action or consent to any lien upon or security interest in any Collateral granted under any Collateral Documents (except (x) upon dispositions of Collateral by a Loan Party as permitted in accordance with the terms of the Credit Agreement and the Note Agreements prior to the occurrence of an Event of Default, and (y) upon disposition of such Collateral after an Event of Default pursuant to direction given under clause (i) hereof), and (iii) the Collateral Agent shall not accept any

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Secured Obligations in whole or partial consideration for the disposition of any Collateral without the written consent of the Required Lenders and the Required Holders. The Collateral Agent agrees to make such demands and give such notices under the Collateral Documents as may be requested by, and to take such action to enforce the Collateral Documents and to foreclose upon, collect and dispose of the Collateral or any portion thereof as may be directed by, the Required Secured Creditors; provided, however, that the Collateral Agent shall not be required to take any action that is determined by the Collateral Agent in good faith to be contrary to law or the terms of the Collateral Documents or this Agreement or not subject to a reasonably satisfactory indemnity hereunder. Once a direction to take any action has been given by the Required Secured Creditors to the Collateral Agent, and subject to any other directions which may be given from time to time by the Required Secured Creditors, decisions regarding the manner in which any such action is to be implemented and conducted (with the exception of any decision to settle, compromise or dismiss any legal proceeding, with or without prejudice) shall be made by the Collateral Agent, with the assistance and upon the advice of its counsel. Notwithstanding the provisions of the preceding sentence, any and all decisions to settle, compromise or dismiss any legal proceeding, with or without prejudice, which implements, approves or results in or has the effect of causing any release, change or occurrence, where such release, change or occurrence otherwise would require the approval of all of the Banks and Noteholders or both the Required Lenders and Required Holders pursuant to the terms of this Agreement, also shall require the approval of all of the Banks and Noteholders or the Required Lenders and Required Holders, as the case may be.
(c)Requesting Instructions. The Collateral Agent may at any time request directions from the Secured Bank Creditors and the Noteholders as to any course of action or other matter relating to the performance of its duties under this Agreement and the Collateral Documents and the Secured Bank Creditors and the Noteholders shall respond to such request in a reasonably prompt manner.
(d)Emergency Actions. If the Collateral Agent has asked the Secured Bank Creditors and the Noteholders for instructions following the receipt of any notice of an Event of Default and if the Required Secured Creditors have not responded to such request within 30 days, the Collateral Agent shall be authorized to take such actions (which shall not be inconsistent with the provisions of the Credit Agreement, any Notes Document or any Collateral Document) with regard to such Event of Default which the Collateral Agent, in good faith, believes to be reasonably required to protect the Collateral from damage or destruction; provided, however, that once instructions have been received from the Required Secured Creditors, the actions of the Collateral Agent shall be governed thereby and the Collateral Agent shall not take any further action which would be contrary thereto.
(e)Collateral Document Amendments. An amendment, supplement, modification, restatement or waiver of any provision of any Collateral Document, any consent to any departure by any Loan Party therefrom, or the execution or acceptance by the Collateral Agent of any Collateral Document not in effect on the date hereof shall be effective if, and only if, consented to in writing by the Required Secured Creditors; provided, however, that, (i) no such amendment, supplement, modification, restatement, waiver, consent or such Collateral Document not in effect on the date hereof which imposes any additional responsibilities upon the Collateral Agent shall be effective without the written consent

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of the Collateral Agent, (ii) no such amendment, supplement, modification, waiver or consent shall release any Collateral from the lien or security interest created by any Collateral Document not subject to the exception in clause (ii) of the proviso in Section 2(b) hereof or narrow the scope of the property or assets in which a lien or security interest is granted pursuant to any Collateral Document or change the description of the obligations secured thereby without the written consent of all of the Banks and the Noteholders, and (iii) no such consent of the Required Secured Creditors shall be required for the execution and acceptance of any additional Collateral Documents in accordance with the provisions of the Notes Documents and the Credit Agreement.
(f)Administrative Actions. The Collateral Agent shall have the right to take such actions hereunder and under the Collateral Documents, not inconsistent with the instructions of the Required Secured Creditors or the terms of the Collateral Documents and this Agreement, as the Collateral Agent deems necessary or appropriate to perfect or continue the perfection of the liens on the Collateral for the benefit of the Secured Creditors.
(g)Collateral Agent Acting Through Others. The Collateral Agent may perform any of its duties under this Agreement and the Collateral Documents by or through attorneys (which attorneys may be the same attorneys who represent the Bank Agent or any other Secured Creditor), agents or other Persons reasonably deemed appropriate by the Collateral Agent. In addition, the Collateral Agent may act in good faith reliance upon the opinion or advice of attorneys selected by the Collateral Agent. In all cases the Collateral Agent may pay customary and reasonable compensation to all such attorneys, agents or other Persons as may be employed in connection with the performance of its duties under this Agreement and the Collateral Documents. Without limitation of the foregoing, each of the Secured Creditors agrees that the Bank Agent is hereby appointed as the agent of the Collateral Agent with respect to any Collateral (or any account in which such Collateral is held) at any time in the possession or control of the Bank Agent for purpose of perfecting (to the extent not otherwise perfected and to the fullest extent permitted by applicable law) the Collateral Agent's lien and security interest in such Collateral; provided, that the Bank Agent hereby disclaims any representation as to the adequacy of any steps taken by it to perfect any lien or security interest on any such Collateral (or account) and shall have no responsibility, duty, obligation or liability for such perfection or failure to perfect, it being understood that the sole purpose of this appointment is to enable the Collateral Agent to obtain a perfected lien or security interest in such Collateral to the extent, if any, that such perfection results from the possession or control of such Collateral or any such account by the Bank Agent. In furtherance of the foregoing, the Company and each other Loan Party (by its acknowledgment hereto) hereby grants a security interest securing the Secured Obligations in any such Collateral that the Bank Agent may now or from time to time hereafter control or possess for the benefit of all of the Secured Creditors.

(h)Resignation and Removal of Collateral Agent.

(i)The Collateral Agent (A) may resign at any time upon notice to the Secured Bank Creditors and Noteholders, and (B) may be removed at any time upon the written request of the Required Secured Creditors sent to the Collateral Agent and the other Secured Creditors.

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(ii)If the Collateral Agent shall resign or be removed, the Required Secured Creditors shall have the right to select a replacement Collateral Agent by notice to the Collateral Agent and the other Secured Creditors.

(iii)No resignation or removal of the Collateral Agent shall become effective until a replacement Collateral Agent shall have been selected as provided herein and shall have assumed in writing the obligations of the Collateral Agent hereunder and under the Collateral Documents. In the event that a replacement Collateral Agent shall not have been selected as provided herein or shall not have assumed such obligations within 90 days after the resignation or removal of the Collateral Agent, then the Collateral Agent may, at its discretion, either appoint a replacement Collateral Agent that meets the qualifications of clause (v) below or apply to a court of competent jurisdiction to appoint a replacement Collateral Agent.

(iv)Upon the acceptance of a successor’s appointment as Collateral Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the resigning or removed Collateral Agent (other any rights to indemnity payments or other amounts owed to the resigning or removed Collateral Agent as of the effective date of its replacement), and the resigning or removed Collateral Agent shall be discharged from all of its duties and obligations hereunder or under the other Collateral Documents. The fees payable by the Credit Agreement Borrowers to a successor Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Credit Agreement Borrowers and such successor. After the resigning or removed Collateral Agent’s resignation or removal hereunder and under the other Collateral Documents has become effective, the provisions of this Section 2 shall continue in effect for the benefit of such resigning or removed Collateral Agent, its sub-agents and the other Indemnitees in respect of any actions taken or omitted to be taken by any of them while the resigning or removed Collateral Agent was acting as Collateral Agent

(v)Any replacement Collateral Agent shall be a bank, trust company, or insurance company having capital, surplus and undivided profits of at least $250,000,000.

(i)Indemnification of Collateral Agent. The Company and each other Loan Party (by its acknowledgment hereto) hereby jointly and severally agree to indemnify and hold the Collateral Agent, its officers, directors, employees and agents (including, but not limited to, any attorneys acting at the direction or on behalf of the Collateral Agent) harmless against any and all costs, claims, damages, penalties, liabilities, losses and expenses (including, but not limited to, court costs and attorneys’ fees and disbursements) which may be incurred by or asserted against the Collateral Agent or any such officers, directors, employees and agents by reason of its status as agent hereunder or which pertain, whether directly or indirectly, to this Agreement, the Collateral Documents or to any action or failure to act of the Collateral Agent as agent hereunder, except to the extent any such action or failure to act by the Collateral Agent is determined by a court of competent jurisdiction by final and nonappealable judgment to have constituted gross negligence or willful misconduct. The obligations of the Loan Parties under this Section 2(i) shall survive the payment in full of the Secured Obligations and the termination of this Agreement.

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(j)Liability of Collateral Agent. In the absence of the determination by a court of competent jurisdiction by final and nonappealable judgment that such action or failure to act has constituted gross negligence, willful misconduct or a breach of this Agreement, the Collateral Agent will not be liable to any Secured Creditor for any action or failure to act or any error of judgment, negligence, mistake or oversight on its part or on the part of any of its officers, directors, employees or agents. To the extent not paid by the Loan Parties, each Secured Creditor hereby severally, and not jointly, agrees to indemnify and hold the Collateral Agent and each of its officers, directors, employees and agents (collectively, “Indemnitees”) harmless from and against any and all liabilities, costs, claims, damages, penalties, losses and actions of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel for any Indemnitee) incurred by or asserted against any Indemnitee arising out of or in relation to this Agreement or the Collateral Documents or its status as agent hereunder or any action taken or omitted to be taken by any Indemnitee pursuant to and in accordance with any of the Collateral Documents and this Agreement, except to the extent determined by a court of competent jurisdiction by final and nonappealable judgment to have constituted the gross negligence or willful misconduct or breach of this Agreement by such Indemnitee, with each Secured Creditor being liable only for its Pro Rata Expenses Share, as of the date of the occurrence of the event giving rise to the claim for which indemnity is sought, of any such indemnification liability. The obligations of the Secured Creditors under this Section 2(j) shall survive the payment in full of the Secured Obligations and the termination of this Agreement.
(k)No Reliance on Collateral Agent. Neither the Collateral Agent nor any of its officers, directors, employees or agents (including, but not limited to, any attorneys acting at the direction or on behalf of the Collateral Agent) shall be deemed to have made any representations or warranties, express or implied, with respect to, nor shall the Collateral Agent or any such officer, director, employee or agent be liable to any other Secured Creditor or responsible for (i) any warranties or recitals made by any Loan Party in the Collateral Documents or any other agreement, certificate, instrument or document executed by any Loan Party in connection therewith, (ii) the due or proper execution or authorization of this Agreement or any Collateral Documents by any party other than the Collateral Agent, or the effectiveness, enforceability, validity, genuineness or collectibility as against any Loan Party of any Collateral Document or any other agreement, certificate, instrument or document executed by any of the Loan Parties in connection therewith, (iii) the present or future solvency or financial worth of any Loan Party, or (iv) the value, condition, existence or ownership of any of the Collateral or the perfection of any lien upon or security interest in the Collateral (whether now or hereafter held or granted) or the sufficiency of any action, filing, notice or other procedure taken or to be taken to perfect, attach or vest any lien or security interest in the Collateral. Except as may be required by Section 2(b) hereof, the Collateral Agent shall not be required, either initially or on a continuing basis, to (A) make any inquiry, investigation, evaluation or appraisal respecting, or enforce performance by any Loan Party of, any of the covenants, agreements or obligations of any Loan Party under any Collateral Document, or (B) undertake any other actions (other than actions expressly required to be taken by it under this Agreement). Nothing in any of the Collateral Documents, expressed or implied, is intended to or shall be so construed as to impose

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upon the Collateral Agent any obligations, duties or responsibilities except as set forth in this Agreement and therein. The Collateral Agent shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram, telecopy or other paper or document given to it by any Person reasonably and in good faith believed by it to be genuine and correct and to have been signed or sent by such Person. The Collateral Agent shall have no duty to inquire as to the performance or observance of any of the terms, covenants or conditions of any Applicable Credit Document. Except upon the direction of the Required Secured Creditors pursuant to Section 2(b) of this Agreement, the Collateral Agent will not be required to inspect the properties or books and records of any Loan Party for any purpose, including to determine compliance by the Loan Parties with their respective covenants respecting the perfection of security interests.
(l)Limited Agency. Each Secured Creditor agrees that it is the intent of such Secured Creditor to limit the scope of the powers of the Collateral Agent to the specific powers delegated hereunder, together with such powers as are reasonably incidental thereto, and the Collateral Agent does not and shall not have any right or authority to bind such Secured Creditor in any other manner or thing whatsoever.

3.Lien Priorities. Each Secured Creditor, the Company and each other Loan Party (by its acknowledgment hereto) agrees that the (i) Collateral Agent shall be the secured party or beneficiary, as applicable, under the Collateral Documents for the benefit of all of the Secured Creditors in accordance with this Agreement and (ii) notwithstanding the relative priority or the time of grant, creation, attachment or perfection under applicable law of any security interests and liens, if any, of any of the Collateral Agent or any other Secured Creditor upon or in any of the Collateral to secure any Secured Obligations, whether such security interests and liens are now existing or hereafter acquired or arising and whether such security interests and liens are in or upon now existing or hereafter arising Collateral, such security interests and liens shall be first and prior security interests and liens in favor of the Collateral Agent to secure the Secured Obligations on a pari passu basis for the benefit of the Secured Creditors in accordance with the terms of this Agreement.

4.Certain Notices. Each Secured Creditor that has actual knowledge of an Enforcement, or facts which indicate that an Enforcement has occurred, shall deliver to the Collateral Agent a written statement describing such Enforcement or facts, but the failure to give any of the foregoing notice shall not create a cause of action against or cause a forfeiture of any rights of the Secured Creditor failing to give such notice or create any claim or right on behalf of any third party. The Collateral Agent agrees to deliver to each Noteholder and to the Bank Agent a copy of each notice described in this Section 4 as soon as practicable after receipt thereof.

5.Distribution of Proceeds of Collateral After Enforcement.

(a)    On and after the occurrence of an Enforcement, (i) all proceeds of Collateral held or received by the Collateral Agent or any other Secured Creditor (including, without limitation, any amount of any balances held by the Collateral Agent or any other Secured Creditor for the account of any Loan Party or any other property held or owing by it to or for the credit or for the account of any Loan Party setoff or appropriated by it, but excluding, (x) except as otherwise provided in Section 5(b),

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amounts on deposit in the Special Cash Collateral Account provided for in such Section 5(b), and (y) any cash collateral provided to the Bank Agent or the L/C Issuer pursuant to Section 2.16(a)(ii) of the Credit Agreement as in effect on the date hereof or any analogous provision set forth in any Successor Credit Agreement with respect to any Bank that is a “Defaulting Lender”) and (ii) any other payments received, directly or indirectly, by the Collateral Agent or any other Secured Creditor on or with respect to any Secured Obligation (including, without limitation, any payment under any Guaranty Agreement, any payment in an insolvency or reorganization proceeding and the proceeds from any sale of any Secured Obligations or any interest therein to any Loan Party or any affiliate of any Loan Party) shall be delivered to the Collateral Agent and distributed as follows:

(i)    First, to the Collateral Agent in the amount of any unpaid Collateral Agent Obligations;

(ii)    Second, to the extent proceeds remain, to the Secured Creditors in the amount of any unreimbursed amounts paid by the Secured Creditors to any Indemnitee pursuant to Section 2(i) hereof, pro rata in proportion to the respective unreimbursed amounts thereof paid by each Secured Creditor;

(iii)    Third, to the extent proceeds remain, to the Secured Bank Creditors and the Noteholders in the amount of any reasonable out-of-pocket costs and expenses incurred after the occurrence of an Enforcement by the Secured Bank Creditors or the Noteholders in enforcing or defending any of its rights under the Applicable Credit Documents, in each case, to the extent such costs and expenses are required to be reimbursed under the Applicable Credit Documents;

(iv)    Fourth, to the extent proceeds remain, to the payment of any other Secured Obligations of the Secured Creditors pro rata in proportion to the respective amounts thereof owed to each Secured Creditor (and, for this purpose, Letter of Credit Collateral Obligations shall be considered to have been paid to the extent of any amount then on deposit in the Special Cash Collateral Account provided for in Section 5(b) below); and

(v)    Finally, after the Secured Obligations have been finally paid in full in cash, the balance of proceeds of the Collateral, if any, shall be paid to the Loan Parties, as applicable, or as otherwise required by law.

For the avoidance of doubt, prior to the occurrence of an Enforcement, subject to the terms of the Applicable Credit Documents, the Secured Creditors may accept and apply payments made from any source (including proceeds of Collateral) on or in respect of the Secured Obligations owing to such Secured Creditor without any obligation hereunder to turn over any such payments to the Collateral Agent or share any such payments with any other Secured Lender.
(b)    Any payment pursuant to clause (iv) of Section 5(a) above with respect to Letter of Credit Collateral Obligations shall be paid to the Collateral Agent for deposit in an account with the Collateral Agent (the “Special Cash Collateral Account”) to be held as Collateral for the Secured

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Obligations and disposed of as provided herein. On each date after the occurrence of an Enforcement on which a payment is made to a beneficiary pursuant to a draw on a Letter of Credit, the Collateral Agent shall, to the extent of funds available therefor, distribute to the Bank Agent from the Special Cash Collateral Account for application to the payment of the reimbursement obligation due to the Banks with respect to such draw an amount equal to the product of (1) the amount then on deposit in the Special Cash Collateral Account, and (2) a fraction, the numerator of which is the amount of such draw and the denominator of which is the amount of the Outstanding Letter of Credit Exposure immediately prior to such draw. On each date after the occurrence of an Enforcement on which a reduction in the Outstanding Letter of Credit Exposure occurs other than on account of a payment made to a beneficiary pursuant to a draw on a Letter of Credit, then the Collateral Agent shall distribute from the Special Cash Collateral Account an amount equal to the product of (1) the amount then on deposit in the Special Cash Collateral Account and (2) a fraction the numerator of which is the amount of such reduction in the Outstanding Letters of Credit Exposure and the denominator of which is the amount of the Outstanding Letters of Credit Exposure immediately prior to such reduction, which amount shall be distributed as provided in clause (a)(iv) of Section 5(a), above. At such time as the amount of the Outstanding Letter of Credit Exposure is reduced to zero, any amount remaining in the Special Cash Collateral Account, after the distribution therefrom as provided above, shall be distributed as provided in clause (iv) of Section 5(a) above.
(c)    The Company (and each other Loan Party, by its acknowledgment hereto) agrees that in the event any payment is made with respect to any Secured Obligations that is delivered to the Collateral Agent pursuant to this Section 5, (i) the Secured Obligations discharged by such payment shall be the amount or amounts of the Secured Obligations with respect to which such payment is distributed pursuant to this Section 5 notwithstanding that the payment may have initially been made by a Loan Party with respect to other Secured Obligations, and (ii) such payment shall be deemed to reduce the Secured Obligations of any Secured Creditors receiving any distributions from such payment under Section 5(a) or (b) in the amount of such distributions and shall be deemed to restore and reinstate the Secured Obligations of any Secured Creditor making any such payment under Section 5(a) in the amount of such payment; provided that if for any reason such restoration and reinstatement shall not be binding against any Loan Party, the Secured Creditors agree to take actions as shall have the effect as placing them in the same relative positions as they would have been if such restoration and reinstatement had been binding against the Loan Parties.

6.Certain Credit Extensions and Amendments to Agreements by the Secured Creditors; Actions Related to Collateral and Guaranty Agreements; Other Liens and Security Interests.

(a)    Each Secured Bank Creditor agrees that, without the consent in writing by the Required Holders, it will not (i) except for the Guaranty Agreements, retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to all or any part of the Secured Obligations, or (ii) from and after the institution of any bankruptcy or insolvency proceeding involving any Loan Party, as respects the Collateral enter into any agreement with such Loan Party with respect to post-petition usage of cash collateral, post-petition financing arrangements or adequate protection. Each Noteholder agrees that, without the consent in writing by the Bank Agent or Required Lenders, it will not (1) except for the Guaranty Agreements, retain or obtain the primary or secondary obligations of any

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other obligor or obligors with respect to all or any part of the Secured Obligations, or (2) from and after the institution of any bankruptcy or insolvency proceeding involving any Loan Party, as respects the Collateral enter into any agreement with such Loan Party with respect to post-petition usage of cash collateral, post-petition financing arrangements or adequate protection.

(b)    Each Secured Creditor agrees that it will have recourse to the Collateral only through the Collateral Agent, that it shall have no independent recourse thereto and that it shall refrain from exercising any rights or remedies under the Collateral Documents which have or may have arisen or which may arise as a result of an Event of Default or an acceleration of the maturities of the Secured Obligations, except that with the approval of the Collateral Agent (acting at the direction of the Required Secured Creditors), any Secured Creditor may setoff any amount of any balances held by it for the account of any Loan Party or any other property held or owing by it to or for the credit or for the account of any Loan Party provided that the amount setoff is delivered to the Collateral Agent for application pursuant to Section 5 hereof. Without such approval and direction, no Secured Creditor shall setoff any such amount. For the purposes of perfection any setoff rights which may be available under applicable law, any balances held by the Collateral Agent or any Secured Creditor for the account of any Loan Party or any other property held or owing by the Collateral Agent or any other Secured Creditor to or for the credit or account of any Loan Party shall be deemed to be held as agent for all Secured Creditors.

(c)    Neither the Collateral Agent nor any other Secured Creditor shall take or receive a security interest in or a lien upon any of the property or assets of any Loan Party as security for the payment of any Secured Obligations other than liens and security interests granted to the Collateral Agent in the Collateral pursuant to the Collateral Documents. The existence of a common law lien and set off rights on deposit or securities accounts shall not be prohibited by the provisions of this Section 6(c) provided that any realization on such lien or set off rights and the application of the proceeds thereof shall be subject to the provisions of this Agreement.

(d)    Nothing contained in this Agreement shall (i) prevent any Secured Creditor from imposing a default rate of interest in accordance with the Applicable Credit Documents, or prevent a Secured Creditor from raising any defenses in any action in which it has been made a party defendant or has been joined as a third party, except that the Collateral Agent may direct and control any defense directly relating to the Collateral or any one or more of the Collateral Documents as directed by the Required Secured Creditors, which shall be governed by the provisions of this Agreement, (ii) affect or impair the right any Secured Creditor may have under the terms and conditions governing any Secured Obligation to accelerate and demand repayment of such Secured Obligation, (iii) prevent any Secured Creditor from agreeing to new or modified covenants and other terms under, or otherwise amending, any Applicable Credit Documents, or (iv) restrict the Bank Agent or the L/C Issuer in obtaining or applying cash collateral provided to the Bank Agent or the L/C Issuer pursuant to Section 2.16(a)(ii) of the Credit Agreement as in effect on the date hereof or any analogous provision set forth in any Successor Credit Agreement with respect to any Bank that is a “Defaulting Lender.” Subject only to the express limitations set forth in this Agreement, each Secured Creditor retains the right to freely exercise its rights and remedies as a general creditor of the Loan Parties in accordance with applicable law and agreements with the Loan Parties, including without limitation the right to file a lawsuit and obtain a judgment therein against the

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Loan Parties and to enforce such judgment against any assets of the Loan Parties other than the Collateral. Nothing contained in this Agreement shall be construed as an amendment of, or a waiver of or a consent to the departure by any Loan Party from, any provision of any Applicable Credit Document.

(e)    Subject to the provisions set forth in this Agreement, each Secured Creditor and its affiliates may (without having to account therefor to any Secured Creditor) own, sell, acquire and hold equity and debt securities of the Loan Parties and lend money to and generally engage in any kind of business with the Loan Parties (as if, in the case of Bank of America, it was not acting as Collateral Agent), and, subject to the provisions of this Agreement, the Secured Creditors and their affiliates may accept dividends, interest, principal payments, fees and other consideration from the Loan Parties for services in connection with this Agreement or otherwise without having to account for the same to the other Secured Creditors, provided that any such amounts which constitute Secured Obligations are provided for in the Applicable Credit Documents.

7.Accounting; Adjustments.

(a)    The Collateral Agent and each other Secured Creditor agrees to render an accounting to any of the others of the amounts of the outstanding Secured Obligations, receipts of payments from the Loan Parties or from the Collateral and of other items relevant to the provisions of this Agreement upon the reasonable request from one of the others as soon as reasonably practicable after such request, giving effect to the application of payments and the proceeds of Collateral as hereinbefore provided in this Agreement.

(b)    Each Secured Creditor agrees that (i) to the extent any amount distributed to it hereunder is in excess of the amount due to be distributed to it hereunder, it shall pay to the Collateral Agent for distribution to the other Secured Creditors such amounts so that, after giving effect to such payments, the amounts received by all Secured Creditors are equal to the amounts to be paid to them hereunder, and (ii) in the event any payment made to any Secured Creditor is subsequently invalidated, declared fraudulent or preferential, set aside or required to be paid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then each of the Secured Parties shall pay to the Collateral Agent for distribution to the Secured Creditors such amounts so that, after giving effect to the payments hereunder by all such Secured Creditors, the amounts received by all Secured Creditors are not in excess of the amounts to be paid to them hereunder as though any payment so invalidated, declared to be fraudulent or preferential, set aside or required to be repaid had not been made.

8.Notices. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered three (3) business days after deposit in the United States mails, with proper postage prepaid, one business day after delivery to a courier for next day delivery, upon delivery by courier or upon transmission by telecopy or similar electronic medium (provided that a copy of any such notice sent by such transmission is also sent by one of the other means provided hereunder within one day after the date sent by such transmission) to the addresses set forth below the signatures hereto, with a copy to any person or persons set forth below such signature shown as to receive a copy, or to such

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other address as any party designates to the others in the manner herein prescribed. Any notice required to be served, given or delivered to the Secured Bank Creditors hereunder may be satisfied by providing such notice to the Bank Agent in accordance with the terms of this Section 8. Any party giving notice to any other party hereunder shall also use its best efforts to give copies of such notice to all other parties, but the failure to do so shall not create a cause of action against the Secured Party failing to give such notice or create any claim or right on behalf of any other Secured Party hereto and any third party.

9.Contesting Liens or Security Interests; No Partitioning or Marshalling of Collateral; Contesting Secured Obligations.

(a)    Neither the Collateral Agent nor any other Secured Creditor shall contest the validity, perfection, priority or enforceability of or seek to avoid, have declared fraudulent or have put aside any lien or security interest granted to the Collateral Agent as contemplated hereby and each Secured Creditor hereby agrees to cooperate in the defense of any action contesting the validity, perfection, priority or enforceability of such liens or security interests.

(b)    Notwithstanding anything to the contrary in this Agreement or in any Collateral Document, no Secured Creditor (other than the Collateral Agent) shall have the right to have any of the Collateral, or any security interest or other property being held as security for all or any part of the Secured Obligations by the Collateral Agent, partitioned, or to file a complaint or institute any proceeding at law or in equity to have any of the Collateral or any such security interest or other property partitioned (excluding the application of any cash collateral pursuant to Section 2.16(a)(ii) of the Credit Agreement as in effect on the date hereof or any analogous provision set forth in any Successor Credit Agreement with respect to any Bank that is a “Defaulting Lender” as provided therein), and each Secured Creditor hereby waives any such right. Each Secured Creditor hereby waives any and all rights to have the Collateral, or any part thereof, marshalled upon any foreclosure of any of the liens or security interests securing the Secured Obligations.

(c)    Neither the Collateral Agent nor any other Secured Creditor shall contest the validity or enforceability of or seek to avoid, have declared fraudulent or have set aside any Secured Obligations. In the event any Secured Obligation is invalidated, avoided, declared fraudulent or set aside for the benefit of any Loan Party, the Collateral Agent and the other Secured Creditors agree that such Secured Obligation shall nevertheless be considered to be outstanding for all purposes of this Agreement.

10. No Additional Rights for Loan Parties Hereunder; Secured Obligations Held By the Company and its Affiliates; Credit Bidding. The Company and each other Loan Party (by its acknowledgment hereto) acknowledges that it shall have no rights under this Agreement (other than the limited rights to (x) receive proceeds as set forth in clause (v) of Section 5(a) and (y) enforce the proviso to Section 16) and agrees that it shall not use any violation of the terms of this Agreement by any Secured Creditor as a defense to any enforcement by any Secured Creditor against any Loan Party nor assert such violation as a counterclaim or basis for setoff or recoupment against any Secured Creditor. Each Secured Creditor, the Company and each other Loan Party (by its acknowledgment hereto), agrees that any Secured Obligations that may at any time be held by any Loan Party or any Affiliate of any Loan Party shall not

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be considered to be outstanding for any purpose under this Agreement, such Loan Party or Affiliate shall not be a “Secured Creditor”, “Secured Bank Creditor” or “Noteholder” under this Agreement and such Loan Party or Affiliate shall not be entitled to the benefit of any provision of this Agreement. The Company and each other Loan Party (by its acknowledgment hereto) further agrees that it will not object to, contest or oppose (or cause any other Person to object to, contest or oppose or support any other Person in objecting to, contesting or opposing) in any manner any “credit bid” by the Collateral Agent or any other Secured Creditor of any of all the Secured Obligations in any sale of assets of any Loan Party pursuant to Section 363 of the Bankruptcy Code of 1978, as amended (the “Bankruptcy Code”), a plan of reorganization under the Bankruptcy Code or otherwise under any other provision of the Bankruptcy Code or in a similar process in any proceeding under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law.

11.    Bankruptcy Proceedings. Except as explicitly set forth herein or in the Applicable Credit Documents, each Secured Creditor shall have the right to initiate an action or actions in any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar proceeding in its individual capacity and to appear or be heard on any matter before the bankruptcy or other applicable court in any such proceeding, including, without limitation, with respect to any question concerning the post-petition usage of Collateral and post-petition financing arrangements. The Collateral Agent, in its capacity as such, is not entitled to initiate such actions on behalf of any Secured Creditor or to appear and be heard on any matter before the bankruptcy or other applicable court in any such proceeding as the representative of any Secured Creditor. The Collateral Agent, in its capacity as such, is not authorized in any such proceeding to enter into any agreement for, or give any authorization or consent with respect to, any determination of adequate protection with respect to the Secured Obligations or the post-petition usage of Collateral, unless such agreement, authorization or consent has been approved in writing by the Required Secured Creditors. This Agreement shall survive the commencement of any such bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar proceeding. All references in this Agreement to the Company or any other Loan Party shall be deemed to apply to such Company or Loan Party as debtor-in-possession.

12.    Independent Credit Investigation. Neither the Collateral Agent nor any other Secured Creditor, nor any of their respective directors, officers, agents or employees shall be responsible to any of the others for the solvency or financial condition of any Loan Party or the ability of any Loan Party to repay any of the Secured Obligations, or for the value, sufficiency, existence or ownership of any of the Collateral, the perfection or vesting of any lien or security interest, or the statements of any Loan Party, oral or written, or for the validity, sufficiency or enforceability of any of the Secured Obligations, the Applicable Credit Documents, any Collateral Document, any document or agreement executed or delivered in connection with or pursuant to any of the foregoing, or the liens or security interests granted by the Loan Parties to the Collateral Agent in connection therewith. Each of the Collateral Agent and each other Secured Creditor has entered into its respective financial agreements with the Loan Parties based upon its own independent investigation and, except as set forth in Section 13, below, makes no warranty or representation to the other, nor does it rely upon any representation by any of the others, with respect to the matters identified or referred to in this Section.

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13.    Representations and Warranties. The Bank Agent represents and warrants to the Noteholders that it has the requisite authorization from each of the Banks to enter into this Agreement on their behalf.

14.     Supervision of Obligations. Except to the extent otherwise expressly provided herein, each Secured Creditor shall be entitled to manage and supervise the obligations of the Loan Parties to it in accordance with applicable law and such Secured Creditor’s practices in effect from time to time without regard to the existence of any other Secured Creditor.

15.     Turnover of Collateral. If any Secured Creditor acquires custody, control or possession of any Collateral or any proceeds thereof other than in compliance with the terms of this Agreement, such Secured Creditor shall promptly cause such Collateral or the proceeds thereof to be delivered to or put in the custody, possession or control of the Collateral Agent to be held as Collateral or for disposition and distribution in accordance with the provisions of Section 5 of this Agreement. Until such time as such Secured Creditor shall have complied with the provisions of the immediately preceding sentence, such Secured Creditor shall be deemed to hold such Collateral and the proceeds thereof in trust for the Secured Creditors entitled thereto under this Agreement.

16. Amendment. Subject to the provisions of Section 10 hereof, this Agreement and the provisions hereof may be amended, modified or waived only by a writing signed by the Collateral Agent, the Required Lenders (or the Bank Agent on their behalf), the Required Holders; provided, that without the written consent of the Company no such amendment or modification shall expressly (a) increase the obligations of the Company or any Loan Party under Section 2(i), (b) decrease the right of the Company to receive proceeds as set forth in clause (v) of Section 5(a), (c) amend Section 20 so that a law other than the laws of the State of New York governs the validity, interpretation, enforcement or effect of this Agreement, or (d) reduce the rights of the Company to enforce the restrictions set forth in this proviso.

17.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereto, including subsequent holders of the Secured Obligations and Persons subsequently becoming parties to any Applicable Credit Documents; provided that (a) neither the Collateral Agent nor any Secured Creditor shall assign or transfer any interest in any Secured Obligations or permit such Person to become such a party to the Applicable Credit Documents unless such transfer or assignment is made subject to this Agreement and such transferee, assignee or Person either is bound by the terms of this Agreement pursuant to the terms of the Applicable Credit Documents or executes and delivers to the Collateral Agent an assumption agreement in the form of Exhibit A hereto (or such other form as may be approved by the Collateral Agent) and (b) the appointment of any replacement Collateral Agent shall be subject to the provisions of Section 2(h) hereof. In addition, by accepting any proceeds of Collateral under this Agreement or the benefits of any Collateral Document, each Secured Creditor and each successor, transferee or assignee of any Secured Creditor hereunder shall be deemed to be bound by the terms and conditions set forth herein as if such Secured Creditor and such successor, transferee or assignee shall have executed this Agreement.

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18.    Limitation Relative to Other Agreements. Nothing contained in this Agreement is intended to impair as between the Secured Creditors and the Loan Parties, the rights of such Secured Creditors and the obligations of the Loan Parties under the Applicable Credit Documents.

19.    Counterparts; Facsimile or Electronic Signatures. This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one and the same instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

20.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED AS TO VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT BY THE LAWS OF THE STATE OF NEW YORK (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS AGREEMENT TO BE GOVERNED BY THE LAWS OF ANY OTHER JURISDICTION).

21.    Construction; Inconsistencies. Each party hereto acknowledges that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the parties hereto. Each party hereto expressly acknowledges that in the event of any inconsistencies between this Agreement and any Applicable Credit Document, the terms and conditions of this Agreement shall govern and control.

22.    Additional Parties. Provided that is it permitted to do so by the terms of the Applicable Credit Documents then in effect, the Company may issue Additional Notes and enter into one or more Successor Credit Agreements. The obligations outstanding under such Additional Notes and Successor Credit Agreements, as the case may be, shall be secured by the Collateral as provided herein and in the Collateral Documents; provided that at the time the Company issues such Additional Notes or enters into such Successor Credit Agreement, each purchaser of such Additional Notes or each Successor Lender party to such Successor Credit Agreement (or agent on behalf thereof), as the case may be, in each case to the extent not already a party hereto, shall execute and deliver to the Collateral Agent a joinder agreement in the form of Exhibit A hereto (or such other form as may be approved by the Collateral Agent), as applicable, by which such Person agrees to be bound by the terms of this Agreement, and by delivering a written acknowledgement from the Loan Parties to the Collateral Agent (in the form set forth in such joinder or as otherwise acceptable to the Collateral Agent) that the Loan Parties intend such additional debt to benefit from this Agreement and the Collateral Documents and certify that the incurrence of such additional debt complies with the terms of the Applicable Credit Documents then in effect and complies with the following proviso; and provided further that on the date of the issuance of such Additional Notes or execution and delivery of such Successor Credit Agreement, the incurrence by the Company of $1.00 of additional indebtedness would not constitute an Event of Default under any Applicable Credit Documents then in effect. By their execution of this Agreement, the Secured Creditors authorize and direct the Collateral Agent to execute any such joinder agreement on its and their behalf.

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23.    Card Related Products Banks, Cash Management Banks and Hedge Banks. Anything herein or in any other Applicable Credit Document or Collateral Document to the contrary notwithstanding, no affiliate of any Bank shall be a Card Related Products Bank, a Cash Management Bank or Hedge Bank hereunder or be entitled to any of the benefits of a Secured Bank Creditor hereunder or under any other Collateral Document or have any of the obligations of any Loan Party owed to it be treated as Secured Obligations hereunder or under any other Collateral Document unless, (a) in the case of an affiliate party to a Card Related Products Agreement, a Cash Management Agreement or a Swap Contract that is in effect on the date of this Agreement (as to such existing Card Related Products Agreements, Cash Management Agreements or Swap Contracts), such affiliate shall have delivered to the Collateral Agent and Schiff Hardin LLP (at the address set forth below), within 60 days of date of this Agreement, a joinder agreement in the form of Exhibit A hereto, (b) in the case of an affiliate that enters into a Card Related Products Agreement, a Cash Management Agreement or a Swap Contract after the date of this Agreement, such affiliate shall have delivered to the Collateral Agent and Schiff Hardin LLP, within 60 days after the date on which such affiliate entered into such Card Related Products Agreement, Cash Management Agreement or Swap Contract, a joinder agreement in the form of Exhibit A; provided that once any such affiliate is party to this Agreement it need not execute further joinder agreements with respect to additional Card Related Products Agreements, Cash Management Agreements or Swap Contracts and (c) in the case of an affiliate party to a Card Related Products Agreement, a Cash Management Agreement or a Swap Contract prior to the date on which such affiliate’s related Bank became a party to the Credit Agreement (as to such existing Card Related Products Agreements, Cash Management Agreements or Swap Contracts), such affiliate shall have delivered to the Collateral Agent and Schiff Hardin LLP, within 60 days of the date such related Bank became a party to the Credit Agreement, a joinder agreement in the form of Exhibit A hereto. For purposes of this Section 23, the terms “Card Related Product Agreement,” “Cash Management Agreement,” and “Swap Contract” shall have the meanings set forth in the Credit Agreement as in effect on the date hereof. Any delivery to Schiff Hardin LLP pursuant to this Section 23 shall be effective if sent by federal express (or equivalent overnight mail) to Schiff Hardin LLP, 233 S. Wacker Drive, Suite 6600, Chicago, Illinois, 60606, Attention: Mark A. Sternberg. The Collateral Agent hereby agrees to provide to each Secured Creditor, promptly upon request by any Secured Creditor, a complete list of the Secured Creditors under this Agreement including any that have joined this Agreement in accordance with this Section 23, along with a copy of each such joinder.

24.    Termination. This Agreement shall terminate upon the occurrence of the Termination Date.

[Remainder of page is intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.
BANK OF AMERICA, N.A., in its capacities as Bank Agent, as Collateral Agent and on behalf of the Secured Bank Creditors

By: /s/ Bridgett J. Manduk
Bridgett J. Manduk    Title: Assistant Vice President

Address for notices:

1455 Market Street, 5th Floor
Mail Code: CA5-701-05-19
San Francisco, CA 94013

Attn: Bridgett J. Manduk
Facsimile: 415-503-5011

35379-35379-0000
CH2\11850356.1

THE PRUDENTIAL LIFE INSURANCE COMPANY OF AMERICA

By: /s/ Mitchell W. Reed
Vice President

Address for notices:

c/o Prudential Capital Group
Four Embarcadero Center, Suite 2700
San Francisco, California 94111
Attn: Managing Director
Facsimile: (415) 421-6233

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:        Prudential Investment Management, Inc.,     as investment manager        By:     /s/ Mitchell W. Reed         Vice President

Address for notices:

c/o Prudential Capital Group
Four Embarcadero Center, Suite 2700
San Francisco, California 94111
Attn: Managing Director
Facsimile: (415) 421-6233

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

UNIVERSAL PRUDENTIAL ARIZONA REINSURANCE COMPANY

By:        Prudential Investment Management, Inc.
as investment manager        By:     /s/ Mitchell W. Reed         Vice President

Address for notices:

c/o Prudential Capital Group
Four Embarcadero Center, Suite 2700
San Francisco, California 94111
Attn: Managing Director
Facsimile: (415) 421-6233

ZURICH AMERICAN INSURANCE COMPANY

By:        Prudential Private Placement Investors, L.P.
(as Investment Advisor)

By:        Prudential Private Placement Investors, Inc.
(as its General Partner)        By:     /s/ Mitchell W. Reed
Vice President

Address for notices:

c/o Prudential Capital Group
Four Embarcadero Center, Suite 2700
San Francisco, California 94111
Attn: Managing Director
Facsimile: (415) 421-6233

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

AMERICAN INTERNATIONAL GROUP, INC.

By:        AIG Asset Management (U.S.), LLC,
Investment Adviser        By: /s/ David C. Patch
        Name: David C. Patch        Title: Vice President

Address for notices:

AIG, Inc. – Matched Investment Program (260765)
c/o AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-21255
Attn: Private Placements – Portfolio Operations
Facsimile: (713) 831-1072 / email: david.patch@aig.com or
Email: AIGGIGPVTPLACEMENTOPERATIONS@AIG.COM

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

ING LIFE INSURANCE AND ANNUITY COMPANY
ING USA ANNUITY AND LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
SECURITY LIFE OF DENVER INSURANCE COMPANY

By:        ING Investment Management LLC,        as Agent

By: /s/ Gregory R. Addicks
         Gregory R. Addicks
         Senior Vice President

Address for notices:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Gregory R. Addicks
Facsimile: (770) 690-4886

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:     /s/ Gwendolyn S. Foster
Name: Gwendolyn S. Foster
Title: Senior Director

Address for notices:

7 Hanover Square
Investment Department 9-A
New York, NY 10004-2616
Attn: Gwen Foster
Fax #: 212-919-2658
Email: gwen.foster@glic.com

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

PRINCIPAL LIFE INSURANCE COMPANY

By:        Principal Global Investors, LLC,
Delaware limited liability company,
its authorized signatory

By: /s/ Alan P. Kress
Its: ALAN P. KRESS, Counsel

By: /s/ Clint Woods
Its: CLINT WOODS, Assistant General Counsel

Address for notices:

Principal Global Investors, LLC
ATTN: Fixed Income Private Placements
711 High Street, G-26
Des Moines, IA 50392-0800

and via Email: Privateplacements2@exchange.principal.com

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

UNITED OF OMAHA LIFE INSURANCE
COMPANY

By:    /s/ Curtis R. Caldwell
Name: Chris R. Caldwell
Title: Senior Vice President

Address for notices:

4 - Investment Accounting
United of Omaha Life Insurance Company
Mutual of Omaha Plaza
Omaha, NE 68175-1011
Email: privateplacements@mutualofomaha.com

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By: /s/ Brian F. Landry___
Name: BRIAN F. LANDRY
Title: ASSISTANT TREASURER

Address for notices:

Allianz Life Insurance Company of North America
c/o Allianz of America, Inc.
Attn: Private Placements
55 Greens Farms Road
P.O. Box 5160
Westport, Connecticut 06881-5160
Phone:    203-221-8580
Fax:    203-221-8539
Email: PrivatePlacements@azoa.com

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

AMERICAN UNITED LIFE INSURANCE
COMPANY

By: /s/ Michael I. Bullock
Michael I. Bullock    Its: Vice President, Private Placements

Address for notices:

American United Life Insurance Company
One American Square, Suite 305W
Post Office Box 368
Indianapolis, IN 46206
Attn: Mike Bullock, Securities Department
Facsimile: 317-285-1225

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

THE STATE LIFE INSURANCE COMPANY

By:        American United Life Insurance Company,        its agent

By: /s/ Michael I. Bullock
Michael I. Bullock        Its: Vice President, Private Placements

Address for notices:

American United Life Insurance Company
One American Square, Suite 305W
Post Office Box 368
Indianapolis, IN 46206
Attn: Mike Bullock, Securities Department
Facsimile: 317-285-1225

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

LAFAYETTE LIFE INSURANCE
COMPANY

By:        /s/ James J. Vance
Name    James J. Vance
Its        Vice President

By:        /s/ Kevin L. Howard
Name    Kevin L. Howard
Its        Vice President

Address for notices:

The Lafayette Life Insurance Company
400 Broadway, Mail Station 80
Cincinnati, Ohio 45202-3341

Email: invacctg@wslife.com

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN

By:        American United Life Insurance Company,        its agent

By: /s/ Michael i. Bullock
Michael I. Bullock        Its: Vice President, Private Placements

Address for notices:

American United Life Insurance Company
One American Square, Suite 305W
Post Office Box 368
Indianapolis, IN 46206
Attn: Mike Bullock, Securities Department
Facsimile: 317-285-1225

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

AMERICAN FAMILY LIFE INSURANCE
COMPANY

By:    /s/ David Voge
David Voge    Senior Fixed Income Analyst

Address for notices:

6000 American Parkway  Q210
Madison, WI  53783

Attn: David Voge
Email:  dvoge@amfam.com

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

ASSURITY LIFE INSURANCE COMPANY

By:    /s/ Victor Webber
Name: Victor Weber
Title: Senior Director – Investments

Address for notices:

Assurity Life Insurance Company
2000 Q Street
Lincoln, NE  68503
Attn:  Investment Division
Fax:  402-458-2170

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:        Cigna Investments, Inc.        (authorized agent)

By /s/ Leonardo Mazlish
Name: Leonard Mazlish
Title: Managing Director

Address for notices:

c/o Cigna Investments, Inc.
Attention: Fixed Income Securities
Wilde Building, A5PRI
900 Cottage Grove Rd
Bloomfield, Connecticut 06002
E-Mail: CIMFixedIncomeSecurities@Cigna.com

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

NATIONWIDE LIFE INSURANCE COMPANY
NATIONWIDE INDEMNITY COMPANY
NATIONWIDE MUTUAL FIRE INSURANCE COMPANY
NATIONWIDE MUTUAL INSURANCE
COMPANY

By    /s/ Thomas A. Gleason
Name: Thomas A. Gleason
Title: Authorized Signatory

Address for notices:

Nationwide Investments - Private Placements
One Nationwide Plaza
Mail Code 1-05-801
Columbus, Ohio 43215-2220
Email: ooinwpp@nationwide.com

Attn: Stephen M. Jordan
Desktop Facsimile: 1-855-876-9877 or
1-614-249-4553

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

By:    /s/ Mark Davis
Name: Mark Davis

By:    /s/ Allen Dick
Name: Allen Dick
Authorized Signatories

Address for notices:

Allstate Investments
3075 Sanders Road, Suite G5D
Northbrook, IL 60062

Attn: Allen Dick
Facsimile: (847) 326-7032

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

COMPANION LIFE INSURANCE COMPANY

By:    /s/ Curtis R. Caldwell
Name: Curtis R. Caldwell
Title: Authorized Signer

Address for notices:

4 - Investment Accounting
Mutual of Omaha Insurance Company
Mutual of Omaha Plaza
Omaha, NE 68175-1011

Email: privateplacements@mutualofomaha.com

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

THRIVENT FINANCIAL FOR LUTHERANS,
successor by merger to Lutheran Brotherhood

By:    /s/ Alan D. Onstad
Name: Alan D. Onstad
Title: Senior Director

Address for notices:

625 Fourth Avenue South
Minneapolis, MN 55415

Attn: Investment Division-Private Placements
Facsimile:612.844.4027
Email: privateinvestments@thrivent.com

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

SECURITY BENEFIT LIFE INSURANCE
COMPANY, INC.

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By:     /s/ Mitchell W. Reed
Vice President

Address for notices:

c/o Prudential Capital Group
Four Embarcadero Center, Suite 2700
San Francisco, California 94111
Attn: Managing Director
Facsimile: (415) 421-6233

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

GRANITE CONSTRUCTION INCORPORATED,
For itself and on behalf of the Loan Parties whose acknowledgment and consent appears below

By    /s/ Laurel J. Krzeminski
    Laurel J. Krzeminski
    Its VP and CFO

By    /s/ Jigisha Desai
Jigisha Desai
    Its VP Treasurer

Address for notices:

Box 50085
585 West Beach Street
Watsonville, CA 95076

Attn: Jigisha Desai
Facsimile: 831-768-4055

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

EXHIBIT A

FORM OF [ASSUMPTION] [JOINDER] AGREEMENT
[Assumption] [Joinder] Agreement
Reference is made to the Intercreditor and Collateral Agency Agreement, dated October 11, 2012, by and among the Bank of America, N.A., in its capacity as Collateral Agent (as amended, restated, supplemented or otherwise modified in accordance with the terms thereof, the “Intercreditor Agreement”) and the other Secured Creditors (as defined therein) party thereto. Terms used in this Agreement and not otherwise defined herein shall have the meanings given in the Intercreditor Agreement.
The undersigned hereby advises the Collateral Agent and the other Secured Creditors that as of the date set forth below the undersigned [is the assignee or transferee of [describe Secured Obligations assigned or transferred] from [name of assigning or transferring Secured Creditor]] [became a party to the Credit Agreement as “Secured Bank Creditor” thereunder] [[became a party to a Notes Document as a “holder” thereunder][is a [“Successor Lender”][“Additional Noteholder” as defined in the Intercreditor Agreement] [is a “Card Related Products Bank,” a “Cash Management Bank” or “Hedge Bank” as defined in the Intercreditor Agreement] and, pursuant to the provisions of Section [17][22][23] of the Intercreditor Agreement, the undersigned hereby assumes the obligations of [[name of assigning or transferring Secured Creditor] with respect to [describe Secured Obligations assigned or transferred]] [a Secured Bank Creditor] [a Noteholder] [a Card Related Products Bank, a Cash Management Bank or Hedge Bank] under the Intercreditor Agreement from and after the date hereof.
Please be advised that for the purposes of Section 8 of the Intercreditor Agreement the address for notices to the undersigned is as follows:
Name:
Address:

Attention:
Facsimile:
IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed as of _________, _____.

By:
Title:

ANNEX A

2001 NOTEHOLDERS as of October 11, 2012
CONNECTICUT GENERAL LIFE INSURANCE COMPANY
NATIONWIDE LIFE INSURANCE COMPANY
NATIONWIDE INDEMNITY COMPANY
NATIONWIDE MUTUAL FIRE INSURANCE COMPANY
NATIONWIDE MUTUAL INSURANCE COMPANY
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
UNITED OF OMAHA LIFE INSURANCE COMPANY
COMPANION LIFE INSURANCE COMPANY
THRIVENT FINANCIAL FOR LUTHERANS
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
SECURITY BENEFIT LIFE INSURANCE COMPANY, INC.

ANNEX B
2007 NOTEHOLDERS as of October 11, 2012
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
UNIVERSAL PRUDENTIAL ARIZONA REINSURANCE COMPANY
ZURICH AMERICAN INSURANCE COMPANY
AMERICAN INTERNATIONAL GROUP, INC.
ING LIFE INSURANCE AND ANNUITY COMPANY
ING USA ANNUITY AND LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
SECURITY LIFE OF DENVER INSURANCE COMPANY
THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
PRINCIPAL LIFE INSURANCE COMPANY
UNITED OF OMAHA LIFE INSURANCE COMPANY
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AMERICA UNITED LIFE INSURANCE COMPANY
THE STATE LIFE INSURANCE COMPANY
LAFAYETTE LIFE INSURANCE COMPANY
FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN
AMERICAN FAMILY LIFE INSURANCE COMPANY
ASSURITY LIFE INSURANCE COMPANY

ANNEX C

ACKNOWLEDGMENT OF AND CONSENT AND AGREEMENT
TO INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT
The undersigned, the Loan Parties described in the Intercreditor and Collateral Agency Agreement, dated as of October 11, 2012, among the Collateral Agent, the Secured Creditors (as defined therein) and the Company (as defined therein) acknowledge and, to the extent required, consent to the terms and conditions thereof. The undersigned Loan Parties do hereby further acknowledge and agree to their joint and several agreements under Sections 2(i) and 5(c) of the Intercreditor and Collateral Agency Agreement. The undersigned hereby further agree that any proceeds or any payment made by any Loan Party to any Secured Creditor which is required to be delivered to the Collateral Agent and distributed in accordance with the provisions of Section 5(a) of the Intercreditor and Collateral Agency Agreement shall be deemed to have been delivered by the Loan Parties to pay the Secured Obligations in the amounts in which any such proceeds or payments are allocated under such Section 5(c) notwithstanding the amount initially paid to or received by any particular Secured Creditor or Lender which such Secured Creditor or Lender delivered to the Collateral Agent.
This Acknowledgment of and Consent and Agreement to Intercreditor and Collateral Agency Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one of the same instrument. In proving this Acknowledgment of and Consent and Agreement to Intercreditor and Collateral Agency Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Delivery of an executed counterpart of a signature page to this Acknowledgment of and Consent and Agreement to Intercreditor and Collateral Agency Agreement by facsimile or electronic transmission shall be effective as a delivery of a manually executed counterpart of this Acknowledgment of and Consent and Agreement to Intercreditor and Collateral Agency Agreement.
IN WITNESS WHEREOF, the parties below have caused this Acknowledgment of and Consent and Agreement to Intercreditor and Collateral Agency Agreement to be executed by their respective duly authorized officers as of October 11, 2012.

Annex C-1

GILC INCORPORATED

By
    Its

By
    Its

GRANITE CONSTRUCTION COMPANY

By
    Its

By
    Its

GRANITE CONSTRUCTION NORTHEAST, INC.

By
    Its

By
    Its

INTERMOUNTAIN SLURRY SEAL, INC.

By
    Its

SCHEDULE 1

COLLATERAL DOCUMENTS
Amended and Restated Security Agreement dated as of October 11, 2012, among the Loan Parties, the Collateral Agent and the Bank Agent
Amended and Restated Securities Pledge Agreement dated as of October 11, 2012, among the Loan Parties, the Collateral Agent and the Bank Agent
Aircraft Security Agreement dated as of May 18, 2011, between GILC Incorporated and the Bank Agent and recorded by the Federal Aviation Administration on June 28, 2011 and assigned conveyance number PH005602, as amended by Assignment, Assumption and Amendment Agreement dated as of October 11, 2012, among GILC Incorporated, the Bank Agent and the Collateral Agent
Qualifying Control Agreements with respect to the Investment Property:
(a) Securities Account Control Agreement dated as of March 21, 2011, among the Company, Compass Bank and Bank of America, N.A.
(b) Securities Account Control Agreement dated as of February 3, 2011, among the Company, Union Bank, N.A. and Bank of America, N.A.
Qualifying Control Agreements with respect to the Deposit Accounts:
(a) Deposit Account Control Agreement dated as of October 3, 2012, among the Company, Bank of America, N.A. and Bank of America, N.A.
(b) Deposit Account Control Agreement dated as of October 11, 2012, among the Company, Compass Bank and Bank of America, N.A.
(c) Deposit Account Control Agreement dated as of March 14, 2011, among the Company, Bank of the West and Bank of America, N.A.
(d) Deposit Account Control Agreement dated as of March 31, 2011, among the Granite Construction Company, Wells Fargo Bank, National Association and Bank of America, N.A.
(e) Deposit Account Control Agreement dated as of February 1, 2011, among the Company, U.S. Bank National Association and Bank of America, N.A.
(f) Deposit Account Control Agreement dated as of January 18, 2012, among the Company, Comerica Bank and Bank of America, N.A.
Amended and Restated Mortgages for each of the following properties:

	Project #	Address	City	County	State
1	L05008	Elder Creek Road	Sacramento	Sacramento	CA
2	L07004	999 Mission Rock Road	Santa Paula	Ventura	CA
3	L08001/ L08002		Oroville	Butte	CA
4	L06003	Fulton & Frank Road	Esparto	Yolo	CA
5	L14003	Highway 33	Coalinga	Fresno	CA
6	L26004	7131 N. Railroad Avenue	Pasco	Franklin	WA
7	L32009	E. Selah Rd	Yakima	Yakima	WA
8	L26002	W. Gill Station Rd	Coso Junction	Inyo	WA
9	L32011	Nelpar Drive	East Wenatchee	Douglas	WA

10	L07003	400 S. Hwy 101	Buellton	Santa Barbara	CA
11	L03002	Hwy 175	Lakeport	Lake	CA
12	L16010	10600 I-80 East	Lockwood	Washoe	NV
13	L16001	1900 Glendale Avenue	Sparks	Washoe	NV
14	L93005	701 East Main Street	Lewisville	Denton	TX
15	L03001	825 W. Warm Springs Road	Salt Lake City	Salt Lake	UT
16	L30012	South 1900 West	West Haven	Weber	UT
17	L12001	3001 James Road	Bakersfield	Kern	CA
18	L14008	Hildreth Quarry	Tracy	Madera	CA
19	L15002	South Bird Road	Modesto	San Joaquin	CA
20	L15006	Blewett Road	Modesto	San Joaquin	CA
21	L15001	Harlan Road	Stockton	San Joaquin	CA
22	L21901	715 Comstock Street	Santa Clara	Santa Clara	CA
23	L02004	580/582/680 West Beach Street	Watsonville	Santa Cruz	CA
24	L05024A	Bradshaw Road	Sacramento	Sacramento	CA
25	L17007	(7 parcels)	Marana	Pima	AZ
26	L11003	Hwy 138	Black Butte	Los Angeles	CA
27	L11004	Pearblossom Hwy	Little Rock	Los Angeles	CA
28	L25016	4 Parcels/ Monroe Street	Indio	Riverside	CA
29	L91001 / L91005	585 W. Beach Street	Watsonville	Santa Cruz	CA

35379-0000
CH21152802614

ACKNOWLEDGMENT OF AND CONSENT AND AGREEMENT
TO INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

The undersigned the Loan Parties described in the Intercreditor and Collateral Agency Agreement dated as of October 11 2012 among the Collateral Agent the Secured Creditors as defined therein and the Company as defined therein acknowledge and to the extent required consent to the terms and conditions thereof The undersigned Loan Parties do hereby further acknowledge and agree to their joint and several agreements under Sections 2i and 5c of the Intercreditor and Collateral Agency Agreement The undersigned hereby further agree that any proceeds or any payment made by any Loan Party to any Secured Creditor which is required to be delivered to the Collateral Agent and distributed in accordance with the provisions of Section 5a of the Intercreditor and Collateral Agency Agreement shall be deemed to have been delivered by the Loan Parties to pay the Secured Obligations in the amounts in which any such proceeds or payments are allocated under such Section 5c notwithstanding the amount initially paid to or received by any particular Secured Creditor or Lender which such Secured Creditor or Lender delivered to the Collateral Agent

This Acknowledgment of and Consent and Agreement to Intercreditor and Collateral Agency Agreement and any amendment hereof may be executed in several counterparts and by each party on separate counterpart each of which when so executed and delivered shall be an original but all of which together shall constitute but one of the same instrument In proving this Acknowledgment of and Consent and Agreement to Intercreditor and Collateral Agency Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought Delivery of an executed counterpart of signature page to this Acknowledgment of and Consent and Agreement to Intercreditor and Collateral Agency Agreement by facsimile or electronic transmission shall be effective as delivery of manually executed counterpart of this Acknowledgment of and Consent and Agreement to Intercreditor and Collateral Agency Agreement.

IN WITNESS WHEREOF the parties below have caused this Acknowledgment of and Consent and Agreement to Intercreditor and Collateral Agency Agreement to be executed by their respective duly authorized officers as of October 11 2012

GRANITE CONSTRUCTION COMPANY
By /s/ Laurel J. Krzeminski
Laurel J. Krzeminski
Its VP and CFO

By     /s/ Jigisha Desai
Jigisha Desai
Its VP Treasurer

GILC INCORPORATED

By     /s/ Laurel J. Krzeminski
Laurel J. Krzeminski
Its President and CEO

By     /s/ Jigisha Desai
Jigisha Desai
Its VP and CFO

GRANITE CONSTRUCTION NORTHEAST, INC.

By     /s/ Laurel J. Krzeminski
Laurel J. Krzeminski
Its VP and CFO

By     /s/ Jigisha Desai
Jigisha Desai
Its VP Treasurer

INTERMOUNTAIN SLURRY SEAL, INC.

By     /s/ Kathleen Schreckengost
Kathleen Schreckengost
Its VP Treasurer

By     /s/ Darren S. Beevor
Darren S. Beevor
Its VP Controller

ACKNOWLEDGEMENT OF AND CONSENT AND AGREEMENT TO
INTERCREDITRO AND COLLATERAL AGENCY AGREEMENT

EXHIBIT K-1

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to that certain Second Amended and Restated Credit Agreement, dated as of October 28, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”), among Granite Construction Incorporated, a Delaware corporation (the “Company” and a “Borrower”), Granite Construction Company, a California corporation (“GCC” and a “Borrower”), and GILC Incorporated, a California corporation (“GILC” and a “Borrower”, and together with Company and GCC, collectively, the “Borrowers”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer.
Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Company with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Company and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Company and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]
By: _______________________
Name: ________________________
Title: ________________________
Date: ________ __, 20[ ]

U.S. Tax Compliance Certificate

EXHIBIT K-2

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to that certain Second Amended and Restated Credit Agreement, dated as of October 28, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”), among Granite Construction Incorporated, a Delaware corporation (the “Company” and a “Borrower”), Granite Construction Company, a California corporation (“GCC” and a “Borrower”), and GILC Incorporated, a California corporation (“GILC” and a “Borrower”, and together with Company and GCC, collectively, the “Borrowers”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer.
Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]
By: _______________________
Name: ________________________
Title: ________________________
Date: ________ __, 20[ ]

U.S. Tax Compliance Certificate

EXHIBIT K-3

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to that certain Second Amended and Restated Credit Agreement, dated as of October 28, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”), among Granite Construction Incorporated, a Delaware corporation (the “Company” and a “Borrower”), Granite Construction Company, a Exhibit K-3California corporation (“GCC” and a “Borrower”), and GILC Incorporated, a California corporation (“GILC” and a “Borrower”, and together with Company and GCC, collectively, the “Borrowers”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer.
Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]
By: _______________________
Name: ________________________
Title: ________________________
Date: ________ __, 20[ ]

U.S. Tax Compliance Certificate

EXHIBIT K-4

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to that certain Second Amended and Restated Credit Agreement, dated as of October 28, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”), among Granite Construction Incorporated, a Delaware corporation (the “Company” and a “Borrower”), Granite Construction Company, a California corporation (“GCC” and a “Borrower”), and GILC Incorporated, a California corporation (“GILC” and a “Borrower”, and together with Company and GCC, collectively, the “Borrowers”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer.
Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Company with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Company and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Company and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

U.S. Tax Compliance Certificate

[NAME OF LENDER]
By: _______________________
Name: ________________________
Title: ________________________
Date: ________ __, 20[ ]

K-4
U.S. Tax Compliance Certificate